UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal period end: October 31, 2008

Date of reporting period: October 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

FIRST AMERICAN FUNDS.

October 31, 2008

2008 ANNUAL REPORT

REFINING CORPORATION

Stock Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 8, 2008

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2008.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2008 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2008 Annual Report

Balanced Fund

Investment Objective: maximize total return (capital appreciation plus income)

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Balanced Fund (the “fund”), Class Y shares, returned -29.30% for the fiscal year ended October 31, 2008 (Class A shares returned -29.47% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index* and the Barclays Aggregate Bond Index*, returned -36.60% and 0.30%, respectively, for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis – the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal year, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What worked for the fund and why?
For the first nine months of the fiscal year, as global growth continued, with oil and basic material prices reaching all-time highs, our underweight in late-cycle sectors such as industrials, basic materials, and energy, was a drag on performance. The underweight position, however, turned beneficial during the latter part of the fiscal year, when oil declined sharply. We were also rewarded for good stock selection in late cyclicals; for example, steering clear of General Electric proved a prudent choice as both the company’s industrial business and its financial arm were significantly weakened by the financial crisis. In July 2008, as the commodity prices began to crack, we were quick to recognize the likelihood of further declines and therefore rapidly reduced the fund’s positions in energy and basic materials stocks. These timely reductions benefitted the portfolio.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

First American Prime Obligations Fund, Class Z	4.1%
iShares MSCI EAFE Index Fund	1.9
Hewlett-Packard	1.8
Exxon Mobil	1.7
Home Depot	1.6
Wells Fargo	1.3
JPMorgan Chase	1.2
U.K. Government Treasury	1.2
Apple	1.2
Cisco Systems	1.1

 Portfolio Allocation as of October 31, 20081 (% of net assets)

Stocks	49.6%
Bonds	42.1
Investment Companies	2.3
Preferred Stocks	0.2
Short-Term Investments	5.4
Other Assets and Liabilities, Net [2]	0.4

100.0%

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   3

Balanced Fund

In the fixed-income portion of the fund, we were underweight in corporate bonds early in the fiscal year. As we saw cheaper valuations and substantial policy support for markets globally, we increased weightings in non-Treasury sectors. By the end of March, our fixed-income strategy was increasingly positioned for a gradual stabilization of the financial system and ultimate recovery in the value of structured securities and financial debt. This helped the fund in the spring and summer, but subsequent intensification of financial pressures has created a difficult market environment for the portfolio. However, to the extent that we have largely avoided permanent impairments in the form of mortgage and corporate credit-related losses, we anticipate a high potential for recovery in relative returns. The fund had relatively low exposure to Lehman Brothers and Washington Mutual, where bondholders were permanently impaired as the troubled companies were resolved. As a result, the net impact of these events on performance was low.

What did not work for the fund and why?
As the credit crisis worsened and the financial sector became the third worst-performing sector in the marketplace, our overweight in financial stocks detracted from performance. Although we invested in what we believed were stocks of higher-quality companies, the rapid pace of deterioration caused any stock that was not of the highest quality to suffer. Our holdings in Lehman Brothers proved the most notable detractor from performance, since, contrary to our expectations, instead of becoming the subject of a takeover or a federal rescue effort, the firm went out of business. Our positions in asset management firms Affiliated Managers Group, Invesco, and Alliance Bernstein also hurt performance as the profits of these firms shrank with the decline in the stock market.

With the economy in a recession, investors moved their money to relatively safe havens such as stable consumer staple stocks. The fund, however, was underweight in consumer staples and did not hold the more stable companies like Procter & Gamble, Philip Morris, or Annheuser-Bush, which was acquired by the Belgian brewing giant InBev.

Finally, our overweight in technology hurt performance at a time when the sharply slowing economic growth impeded this cyclical sector. A notable underperformer was MEMC Electronics, a solar chip maker, whose shares were hurt by operational issues and, later in the fiscal year, by a perceived decline in demand for energy-efficient chips.

In the bond portion of the portfolio, we underweighted Treasuries and Agency debentures and overweighted corporate bonds, commercial mortgage-backed securities, agency-backed securities, and non-agency mortgage products. As noted, non-Treasury sectors performed poorly amid heightened volatility and shrinking risk tolerance and balance sheets. Our exposure to financials was a particularly large drag on investment results, but with all issuers trading at extremely attractive risk premiums, we expect a high degree of price recovery in coming quarters as the market gradually recognizes the survivors in this sector. Overweights to high-yield and emerging-market bonds detracted from performance, but these weights are relatively low.

Our duration strategy — modestly underweighting the benchmark — detracted from performance, as rates fell sharply amid investors’ flight to quality. The portfolio’s foreign currency exposure detracted from performance when the spike in the dollar, driven by funding strains in the global system, erased gains made earlier.

What strategic moves were made by the fund and why?
The overall allocation strategy for the fund was to reduce allocations to equities. Equity allocations reached their lowest point, about 8% below normal, in spring 2008. In the final four months of the fiscal year, this allocation has been increased to a point near normal. Within the equity portfolio, we maintained a significant underweight to small domestic stocks throughout the fiscal year. Early on, we reduced the fund’s small position in foreign stocks from a level moderately above normal to a neutral, or normal, weight for the remainder of the fiscal year. To balance the fund’s equity allocation strategy, we allocated larger than normal amounts to the fund’s fixed-income portfolio. The performance of the overall allocation strategy added value to the fund’s results as the fixed-income portfolio produced higher returns than the equity portfolio, particularly at the end of the year. Within the equity portfolio, our strategy of emphasizing large-cap domestic stocks also added value.

The equity portfolio became more diversified across sectors in order to better manage risk as the world economy entered a severe recession. Although the significant worldwide policy response to the economic conditions should eventually reaccelerate economic growth, numerous risks are in store for the market and the portfolio before any improvements take effect, and diversification should help us manage such risks. We remained overweight in early cyclical areas, such as retail, consumer durables, and financials, but also overweight in more stable sectors such as healthcare. We maintained our underweight in utilities and late cyclicals. Given continued market volatility, the stable areas should perform well, while early cyclicals are likely to be the first beneficiaries of any economic growth produced by the policy stimulus.

4   First American Funds 2008 Annual Report

Our fixed-income strategy remains focused on overweighting high-quality, non-Treasury sectors. Portfolio activity has generally been centered on managing issuer-specific risk in the corporate sector and taking advantage of selected opportunities in the securitized sector. We have selectively added new-issue corporate bonds which have come at a considerable concession to the market. At the margin, mortgage exposure was lowered somewhat to fund more attractive holdings in other sectors.

First American Funds 2008 Annual Report   5

Balanced Fund

 Annual Performance1,2

	October 31, 2008						September 30, 2008*
				Since Inception						Since Inception
	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(33.33)%	(0.70)%	0.82%	—	—	—	(21.69)%	3.02%	2.68%	—	—	—

Class B	(33.08)%	(0.66)%	—	0.21%	—	—	(21.34)%	3.07%	—	1.77%	—	—

Class C	(30.68)%	(0.35)%	—	—	—	0.84%	(18.44)%	3.40%	—	—	—	3.00%

Average annual return without sales charge (NAV)
Class A	(29.47)%	0.42%	1.40%	—	—	—	(17.15)%	4.19%	3.26%	—	—	—

Class B	(30.02)%	(0.35)%	—	0.21%	—	—	(17.75)%	3.40%	—	1.77%	—	—

Class C	(30.06)%	(0.35)%	—	—	—	0.84%	(17.72)%	3.40%	—	—	—	3.00%

Class R	(29.68)%	0.22%	—	—	(0.84)%	—	(17.34)%	3.96%	—	—	1.02%	—

Class Y	(29.30)%	0.65%	1.66%	—	—	—	(16.89)%	4.45%	3.53%	—	—	—

Russell 3000 Index[3]	(36.60)%	0.46%	1.05%	(0.14)%	(1.80)%	1.98%	(21.52)%	5.70%	3.80%	1.91%	0.66%	4.88%

Barclays Aggregate Bond Index[4]	0.30%	3.48%	5.00%	5.24%	5.22%	4.37%	3.65%	3.78%	5.20%	5.55%	5.60%	4.78%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.26%, 2.01%, 2.01%, 1.51% and 1.01%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R and Class Y shares do not exceed 1.10%, 1.85%, 1.85%, 1.35% and 0.85%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,5  as of October 31, 2008

Balanced Fund, Class A (NAV)	$11,490

Balanced Fund, Class A (POP)	$10,855

Russell 3000 Index[3]	$11,098

Barclays Aggregate Bond Index[4]	$16,290

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 3000 Index3 and the Barclays Aggregate Bond Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001, represents that of Firstar Balanced Growth Fund.

[3]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies (98% of the investable U.S. equity market) based on total market capitalization.

[4]	An unmanaged fixed income index covering the U.S. investment-grade fixed-rate bond market.

[5]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

6   First American Funds 2008 Annual Report

Equity Income Fund

Investment Objective: long-term growth of capital and income

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Equity Income Fund (the “fund”), Class Y shares, returned -32.29% for the fiscal year ended October 31, 2008 (Class A shares returned -32.51% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard and Poor’s 500 Dividend Only Stocks Index*, returned -34.70% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Exxon Mobil	4.2%
Abbott Laboratories	4.1
Chevron	3.8
Wal-Mart Stores	3.2
Johnson & Johnson	3.1
ConocoPhillips	3.0
McDonald’s	3.0
BP – ADR	3.0
Microsoft	2.5
Praxair	2.4

 Sector Allocation as of October 31, 20081 (% of net assets)

Energy	15.8%
Financials	14.8
Information Technology	14.0
Healthcare	11.4
Consumer Staples	10.9
Industrials	8.8
Consumer Discretionary	6.9
Telecommunication Services	5.9
Materials	4.6
Utilities	4.5
Short-Term Investment	1.5
Other Assets and Liabilities, Net[2]	0.9

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   7

Equity Income Fund

What worked for the fund and why?
In general, the fund’s sector allocation was modestly positive. The fund was overweight in energy, one of the best-performing sectors of the market, and underweight in three of the underperforming sectors — financials, industrials, and consumer discretionary. This sector positioning reflected the fund managers’ growing conviction during the period that the U.S. financial crisis was leading the global economy into recessionary economic conditions and that U.S. consumer spending was likely to remain challenged. Therefore, the fund maintained a relatively defensive posture throughout the period, with lower exposure to late-cycle industrial and materials companies and companies that rely on discretionary U.S. consumer spending, and it continued its emphasis across sectors on companies paying above-average dividends. Stock selection contributed positively to fund results in most sectors due to a general emphasis on companies with strong balance sheets and the ability to self-finance operations in a deteriorating credit and general global economic environment. In the consumer discretionary sector, McDonald’s was a standout performer, benefiting from its dominant global market position as well as strong new product introductions. In consumer staples, General Mills and Wal-Mart performed well, reflecting consumer efforts to stretch tight family budgets. In healthcare, Abbott Laboratories contributed positively to the fund’s return, delivering positive results in its pharmaceutical and stent product lines. In the materials sector, the fund’s emphasis on less cyclical companies such as Praxair, which operates in the relatively defensive industrial gas business, helped results as the stock price fell less than other more cyclical companies in the sector. In the information technology sector, QUALCOMM was the standout performer, holding up better than average due to a favorable legal settlement with Nokia. The fund’s holdings in utilities also outperformed as the higher-dividend-paying companies generally held up better than the lower-dividend-paying companies in the group.

What did not work for the fund and why?
The fund’s worst performers were concentrated in the financials sector, where the fallout from the global financial crisis was widely spread. Several of the fund’s holdings were impacted, including Wachovia and AllianceBernstein, two of the fund’s worst performers. The fund’s holding of FairPoint Communications was a very poor performer because of market concerns over subscriber losses in the landline business and delays in merging the operations of businesses acquired from Verizon.

What strategic moves were made by the fund and why?
The fund continued to maintain overweight positions in the information technology and telecommunications sectors and an underweight position in industrials. Throughout the fiscal year, we emphasized primarily large U.S.-based companies with growing global franchises and with dividend policies that support above-average current yields and dividend growth. At the close of the fiscal year, the fund began to reposition opportunistically for the eventual end of the global financial crisis and U.S. recession. The underweight position in the consumer discretionary sector has been reduced, funded by sales in consumer staples and a move to underweight in this defensive sector.

8   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
				Since Inception					Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(36.23)%	0.44%	1.85%	—	—	(24.66)%	4.42%	3.71%	—	—

Class B	(36.02)%	0.50%	1.69%	—	—	(24.54)%	4.47%	3.53%	—	—

Class C	(33.56)%	0.82%	—	0.80%	—	(21.60)%	4.81%	—	2.40%	—

Average annual return without sales charge (NAV)
Class A	(32.51)%	1.58%	2.43%	—	—	(20.29)%	5.61%	4.29%	—	—

Class B	(32.95)%	0.83%	1.69%	—	—	(20.92)%	4.81%	3.53%	—	—

Class C	(32.95)%	0.82%	—	0.80%	—	(20.88)%	4.81%	—	2.40%	—

Class R	(32.64)%	1.34%	—	—	2.09%	(20.52)%	5.36%	—	—	4.33%

Class Y	(32.29)%	1.83%	2.69%	—	—	(20.12)%	5.86%	4.56%	—	—

S&P 500 Index[3]	(36.10)%	0.26%	0.40%	(1.13)%	1.34%	(21.98)%	5.17%	3.06%	0.76%	4.04%

S&P 500 Dividend Only Stocks Index[4]	(34.70)%	0.78%	1.25%	0.11%	1.05%[5]	(20.98)%	5.57%	3.93%	1.99%	3.70%[5]

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.16%, 1.91%, 1.91%, 1.41%, and 0.91%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,6  as of October 31, 2008

Equity Income Fund, Class A (NAV)	$12,714

Equity Income Fund, Class A (POP)	$12,013

S&P 500 Index[3]	$10,403

S&P 500 Dividend Only Stocks Index[4]	$11,319

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the S&P 500 Index3 and the S&P 500 Dividend Only Stocks Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	The S&P 500 Dividend Only Stocks Index custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend.

[5]	The performance since inception of this index is calculated from the month end following the inception of the class.

[6]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   9

Global Infrastructure Fund

Investment Objective: to provide long-term growth of capital and income

How did the fund perform during the period from December 17, 2007 through October 31, 2008?
The First American Global Infrastructure Fund (the “fund”), Class Y shares, returned -35.70% for the fiscal period ended October 31, 2008 (Class A shares returned -35.70% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P Global Infrastructure Index*, returned -38.21% for the same period.

How did market conditions affect stock market performance during the reporting period?
It’s impossible to discuss the state of the equity markets during the fiscal period without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

Defensive stocks such as those contained in the fund outperformed during the fiscal period, especially toward the latter part. These companies were generally able to reaffirm the defensiveness of their cash flows in an environment of very little visibility in the economy. The market also rewarded defensive sectors like infrastructure because of their continued (albeit limited) access to the capital markets at a time when other companies were shut out.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

TransCanada	5.5%
State Street GA Prime Fund	3.5
Enbridge	3.1
Northeast Utilities	3.0
Societe des Autoroutes Paris-Rhin-Rhone	2.8
National Grid – ADR	2.7
NSTAR	2.6
Ausnet	2.6
East Japan Railway	2.5
Abertis Infraestructuras	2.3

 Country Allocation as of October 31, 20081 (% of net assets)

United States	22.4%
Canada	10.4
Australia	7.6
France	7.0
Spain	6.4
Italy	5.6
Great Britain	5.4
Singapore	5.1
Germany	5.0
Hong Kong	4.2
Other	16.3
Short-Term Investment	3.5
Other Assets & Liabilities, Net[2]	1.1

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

10   First American Funds 2008 Annual Report

What worked for the fund and why?
The largest contributor to fund outperformance during the fiscal period was our adherence to a more defensive stance relative to the index during an exceptionally volatile market environment. In general, the fund was positioned with a focus on companies exhibiting a lower correlation to gross domestic product (“GDP”), as growth slowed around the globe. We emphasized companies with cash flows that tend to be more resilient in this type of environment because of the long-term nature of their contracts.

Strong stock selection was in evidence across the majority of the sectors in the portfolio, particularly in the pipeline sector. Our goal was to position the fund in pipeline companies that have consistent, stable cash flows without taking on significant exposure to commodity prices. Therefore, we underweighted our holdings in exploration and production as well as petroleum-processing companies. Conversely, we augmented our position in pipeline companies with fee-based contracts that provide more consistent revenue streams. These stocks performed relatively well as commodity prices fell.

The fund’s exposure to electric transmission also benefited performance. As we expected, stocks in this sector acted very defensively during the fiscal period because these companies are uniformly regulated entities with consistent cash flows. The market rewarded this defensiveness, benefiting the fund.

We also reaped positive performance from strong selection in the rail and toll road sectors. Even in a weakening economy, people tend to continue using mass transit, thereby helping the relative performance of investments in this area. In toll roads, once again our holdings were defensive, with a focus on companies with relatively low debt and those operating in favorable regulatory environments.

The logistics sector helped performance, primarily because of our holdings in privatized post offices. The fund was rewarded for holding two other defensive areas that are not part of the index: government outsourcing and waste-management stocks. We also benefited from the fund’s largely underweight stance in the shipping sector. Shipping tends to be highly correlated to GDP, so as the U.S. and Western European economies entered a recession, the shipping industry suffered.

What did not work and why?
The fund’s biggest negative contributor was its exposure to the construction and engineering sector, where companies are also highly correlated to GDP. Although our holdings are niche selections in the nuclear and electric transmission industries, which are not typical construction companies, the entire segment suffered with the economic downturn. While we believe this sector is attractive in the long term, we are likely to maintain a muted weighting in this area because of our primary focus on companies that own and operate long-lived assets with stable contractual cash flows.

Electric utilities also hurt fund performance despite very positive stock selection in this sector. Our considerable underweight in the sector (17% vs. 35% in the index), dictated by our efforts to maintain diversification, was the chief reason for underperformance relative to the index. Finally, the fund’s holdings of water utilities hurt results. Much of our exposure to water utilities came from emerging market stocks that were tied to the Chinese and Brazilian economies. These stocks are highly correlated with their markets, which dramatically underperformed. We have pared back our exposure to emerging market water utilities due to this trend.

What strategic moves were made and why?
As we’ve seen a significant deterioration in global economies, we’ve become even more defensive in the fund. We continue to focus on companies that have greater visibility in the marketplace than their peers. We have increased our exposure to regulated companies, because we believe they have much higher levels of unconstrained demand in their businesses and thus will do better in an economic downturn.

First American Funds 2008 Annual Report   11

Global Infrastructure Fund

 Performance1,2

	October 31, 2008†	September 30, 2008*†
	Since Inception	Since Inception
	12/17/2007	12/17/2007
Average annual return with sales charge (POP)

Class A	(39.22)%	(26.75)%
Average annual return without sales charge (NAV)
Class A	(35.70)%	(22.50)%

Class Y	(35.70)%	(22.40)%

S&P Global Infrastructure Index[3]	(38.21)%	(24.09)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers for Class A and Class Y shares was 1.89% and 1.64%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2009 so that the total annual fund operating expenses for Class A and Class Y shares do not exceed 1.25% and 1.00%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

†	Returns not annualized

 Value of $10,000 Investment1,2,4 as of October 31, 2008

Global Infrastructure Fund, Class A (NAV)	$6,430

Global Infrastructure Fund, Class A (POP)	$6,078

S&P Global Infrastructure Index[3]	$6,179

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/17/2007 to 10/31/2008) as compared to the S&P Global Infrastructure Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	The unmanaged S&P Global Infrastructure Index in comprised of 75 of the largest publicly listed infrastructure companies from around the world that meet specific investability requirements.

[4]	Performance for Class Y shares is not presented. Performance for this class will vary due to the different expense structures.

12   First American Funds 2008 Annual Report

International Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2008?
The First American International Fund (the “fund”), Class Y shares, returned -43.68% for the fiscal year ended October 31, 2008 (Class A shares returned -43.82% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI EAFE Index*, returned -46.34% for the same period.

How did market conditions affect stock market performance during the fiscal year?
During the fiscal year, it became clear that the harmful effects of subprime mortgage loans and the lax lending standards they represented had spread throughout the developed world. Financial crises arose in England, Germany, Iceland, and a host of developing markets as valuations, credit quality, and counterparty risks brought the international financial system close to a standstill. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

As the U.S.-based financial crisis rapidly led to a global recession — and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings — hedge funds undertook a massive effort to repay the loans on which they relied for operations, and liquidation sales forced asset prices to plummet far below their fair value. By the end of the fiscal year, however, there were signs that the worst of the crisis in the financial system may be behind us. Still, the effects of the spreading global recession are yet to be seen. The coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there are now good values to be found for investors in some of the riskier asset classes.

What worked for the fund and why?
During the fiscal year, the larger, more diversified, and stable companies better weathered the crisis in the international stock markets. The fund held the stocks of several larger, more liquid companies that fared comparatively better than their smaller counterparts in this volatile environment. The portfolio was underweight in financial stocks, which proved beneficial at a time when the value of such stocks depreciated rapidly amidst the global financial crisis.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

State Street GA Prime Fund	12.9%
Nestle	2.8
HSBC	2.8
U.S. Treasury Bill, 0.740%, 12/18/2008	2.7
Vodafone	2.3
Roche	2.1
Novartis	2.1
Eni	2.0
E.ON	2.0
Tesco	1.8

 Country Allocation as of October 31, 20081 (% of net assets)

Japan	17.8%
Great Britain	12.2
France	12.1
Switzerland	11.1
Germany	7.3
Hong Kong	4.5
Italy	3.7
Spain	3.6
Netherlands	2.5
Australia	1.7
Other	7.7
Short-Term Investments	15.7
Other Assets & Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   13

International Fund

In the summer of 2008, the fund’s advisor applied a new level of active overlay strategies to the fund. In our overlay approach, we typically use futures contracts to gain broad exposure to an equity market. This new overlay strategy proved beneficial to performance. For example, since Canada was the source of many of the commodities that were in short supply earlier in 2008, the fund gained access to firms that benefitted from high commodity prices through the Toronto Stock Exchange futures index. Another timely move was minimizing our exposure to emerging markets and overweighting U.S.-based investments. In the process, we reduced the portfolio’s sensitivity to the sharp downturn in all international markets, which was especially strong during the summer and fall of 2008.

What did not work for the fund and why?
Virtually all international equity investments performed poorly during the fiscal year. While we reduced the fund’s exposure to the riskiest segments and nations, the fund’s overall performance nonetheless suffered.

What strategic moves were made by the fund and why?
Having implemented a new level of our active overlay strategies in the summer of 2008, toward the end of the fiscal year we began preparing for the second major transition in the fund, from a single sub-advisor approach to manager-of-managers approach. This approach allows us to pool the market insights from several experienced managers (or “sub-advisors”) with in-depth expertise in their international investing niches. Within our First American oversight framework, each sub-advisor uses its own process for security selection and sector, and country allocation. The overarching management responsibilities for the fund, however, lie with the First American International Equity Fund Oversight and Management Team which selects the sub-advisors and is actively engaged in tactical asset allocation and risk management to make portfolio adjustments in pursuit of enhancing fund performance. As part of this change to a manager-of-managers approach, effective November 3, 2008, Altrinsic Global Advisors, LLC, and Hansberger Global Investors, Inc., were added as sub-advisors to the fund, replacing the fund’s then-current sub-advisor.

14   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008				September 30, 2008*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(46.92)%	(0.26)%	0.74%	—	(31.10)%	5.92%	3.85%	—

Class B	(46.70)%	(0.23)%	0.56%	—	(30.92)%	6.00%	3.65%	—

Class C	(44.71)%	0.13%	—	1.66%	(28.29)%	6.33%	—	5.03%

Average annual return without sales charge (NAV)
Class A	(43.82)%	0.87%	1.32%	—	(27.07)%	7.12%	4.44%	—

Class B	(44.19)%	0.13%	0.56%	—	(27.67)%	6.32%	3.65%	—

Class C	(44.21)%	0.13%	—	1.66%	(27.64)%	6.33%	—	5.03%

Class R	(43.94)%	0.50%	1.12%	—	(27.32)%	6.71%	4.23%	—

Class Y	(43.68)%	1.12%	1.57%	—	(26.89)%	7.38%	4.70%	—

MSCI EAFE Index[3]	(46.34)%	4.04%	2.05%	5.47%	(30.13)%	10.16%	5.42%	8.98%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers for Class A, Class B, Class C, Class R, and Class Y shares was 1.53%, 2.28%, 2.28%, 1.78%, and 1.28%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2009 so that the total annual fund operating expenses for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

International Fund, Class A (NAV)	$11,396

International Fund, Class A (POP)	$10,766

MSCI EAFE Index[3]	$12,247

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the MSCI EAFE Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Effective December 8, 2004, J.P. Morgan was named the fund’s subadvisor and began managing the fund’s assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both subadvised by Clay Finlay Inc. Performance history prior to September 24, 2001 represents that of the Firstar International Growth Fund.

[3]	An unmanaged index of common stocks in Europe, Australasia, and the Far East.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   15

International Select Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2008?
The First American International Select Fund (the “fund”), Class Y shares, returned -44.86% for the fiscal period ended October 31, 2008 (Class A shares returned -45.00% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI AC World Index Ex. U.S.*, returned -48.27% for the same period.

How did market conditions affect stock market performance during the fiscal year?
During the fiscal year, it became clear that the harmful effects of subprime mortgage loans and the lax lending standards they represented had spread throughout the developed world. Financial crises arose in England, Germany, Iceland, and a host of developing markets as valuations, credit quality, and counterparty risks brought the international financial system close to a standstill. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system. Emerging markets were particularly susceptible in this environment, as many of them had weak currency reserves and were at risk of experiencing runs on their central banks.

As the U.S.-based financial crisis rapidly led to a global recession — and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings — hedge funds undertook a massive effort to repay the loans on which they relied for operations, and liquidation sales forced asset prices to plummet far below their fair value. By the end of the fiscal year, however, there were signs that the worst of the crisis in the financial system may be behind us. Still, the effects of the spreading global recession are yet to be seen. The coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there are now good values to be found for investors in some of the riskier asset classes.

What worked for the fund and why?
First American active overlay strategies were the main source of positive performance during the fiscal year. In our overlay approach, we typically use futures contracts to gain broad exposure to an equity market. This new overlay strategy proved beneficial to performance. For example, since Canada was the source of many of the commodities that were in short supply earlier in 2008, the fund gained access to firms that benefitted from high commodity prices through the Toronto Stock Exchange futures index. Another beneficial move was reducing our exposure to emerging markets to the market level in the latter part of the fiscal year and overweighting U.S.-based investments. In the process, we reduced the portfolio’s sensitivity to the sharp downturn in all international markets, which was especially strong during the summer and fall of 2008.

International Select allocates fund assets to three sub-managers who specialize in value, growth, and emerging international stocks. The sub-managers emphasized careful stock selection in their areas of expertise. Though they focused on companies that tended to be lower-capitalization, less liquid, and potentially more susceptible to global disruptions, the stock picks nonetheless produced strong relative performance for two of the sub-managers, with the dramatic outperformance for the part of the portfolio allocated to the emerging markets.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

State Street GA Prime Fund	15.7%
U.S. Treasury Bill, 0.948%, 12/18/2008	3.3
Nestle	1.5
PowerShares MENA Frontier Countries Portfolio	1.3
GlaxoSmithKline	1.2
Heineken	1.2
Vivendi Universal	1.2
Novartis	1.1
Carrefour	1.1
Vodafone Group – ADR	1.1

 Country Allocation as of October 31, 20081 (% of net assets)

Japan	14.9%
Great Britain	13.0
France	7.7
Germany	6.0
Switzerland	4.9
Brazil	3.8
South Africa	3.0
South Korea	2.9
Canada	2.6
Hong Kong	2.2
Other	24.2
Exchange-Traded Fund	1.3
Short-Term Investments	19.0
Other Assets & Liabilities, Net[2]	(5.5)

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

16   First American Funds 2008 Annual Report

What did not work for the fund and why?
Virtually all international equity investments performed poorly during the fiscal year. While we reduced the fund’s exposure to the riskiest segments and nations, the fund’s overall performance nonetheless suffered. Among the most notable detractors from performance was National Bank of Greece, whose operations extend to Central and Eastern Europe as well as Turkey. The stock sold off in the course of the fiscal year, in line with other financial stocks; however, its exposure to emerging markets further pressured its performance. Heineken, one of the world’s largest brewers, also lost ground. The company’s shares fell primarily because of fears that reduced consumption and consumers opting for lower-priced brands might hurt profits in the near term.

What strategic moves were made by the fund and why?
Toward the end of the fiscal year, we began structuring the portfolio to focus more on three major geographical regions: the Americas, Asia Pacific, and Europe, as we expect trading patterns to become somewhat more focused in those regions.

First American Funds 2008 Annual Report   17

International Select Fund

 Annual Performance1,2

	October 31, 2008		September 30, 2008*
		Since Inception		Since Inception
	1 year	12/21/2006	1 year	12/21/2006
Average annual return with sales charge (POP)
Class A	(48.04)%	(21.86)%	(29.71)%	(11.13)%

Class B	(48.05)%	(22.17)%	(29.78)%	(11.49)%

Class C	(45.93)%	(20.06)%	(26.92)%	(8.98)%

Average annual return without sales charge (NAV)
Class A	(45.00)%	(19.45)%	(25.62)%	(8.26)%

Class B	(45.37)%	(20.04)%	(26.16)%	(8.96)%

Class C	(45.39)%	(20.06)%	(26.19)%	(8.98)%

Class R	(45.10)%	(19.64)%	(25.81)%	(8.53)%

Class Y	(44.86)%	(19.27)%	(25.48)%	(8.07)%

MSCI AC World Index Ex. U.S.[3]	(48.27)%	(20.74)%	(29.97)%	(9.83)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.91%, 2.66%, 2.66%, 2.16%, and 1.66%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2009 so that the total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

International Select Fund, Class A (NAV)	$6,687

International Select Fund, Class A (POP)	$6,320

MSCI AC World Index Ex. U.S.[3]	$6,490

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/21/2006 to 10/31/2008) as compared to the MSCI AC World Index Ex. U.S.3

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of stocks representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

18   First American Funds 2008 Annual Report

Large Cap Growth Opportunities Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Large Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned -34.65% for the fiscal year ended October 31, 2008 (Class A shares returned -34.81% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned -36.95% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Apple	3.9%
Hewlett-Packard	3.5
Oracle	3.4
Philip Morris International	3.4
Cisco Systems	3.2
Abbott Laboratories	3.2
McDonald’s	2.8
Procter & Gamble	2.8
Gilead Sciences	2.5
Baxter International	2.5

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	28.1%
Healthcare	16.0
Consumer Staples	14.2
Industrials	12.7
Consumer Discretionary	10.4
Energy	7.1
Materials	5.2
Financials	4.0
Telecommunication Services	1.8
Short-Term Investment	1.1
Other Assets and Liabilities, Net[2]	(0.6)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   19

Large Cap Growth Opportunities Fund

What worked for the fund and why?
Throughout the fiscal year, investors were focused on the evolving financial crisis and the ensuing impact on global economic activity. Earlier in the year, energy stocks performed quite well on the belief that developing economies — China in particular — would be insulated from the slowdown in the United States and would, therefore, continue to support rising oil prices. Once that premise proved false (as developing economies experienced meaningful growth deceleration, too), energy prices collapsed, as did prices of other basic commodities. Our investment process emphasizes strong and improving earnings fundamentals and, by following our discipline, we were overweight in the energy sector during the first half of the year and underweight during the second half. In addition, as we reduced our exposure in energy, we significantly increased our weight in the healthcare sector and other companies with relatively secure earnings outlooks. These beneficial sector positions were the result of our traditional bottom-up, one-stock-at-a-time approach. Healthcare companies Abbott, Baxter, Celgene, and Gilead were all strong performers. Materials companies Monsanto, Praxair, and Ecolab performed well, and in financials, our investment in Charles Schwab supports our contention that there are outstanding franchise growth companies that can succeed even in the most challenging environments. Winners Oracle, C.H. Robinson, McDonald’s, Accenture, and Proctor and Gamble reinforce that point.

What did not work for the fund and why?
Among the biggest detractors from our relative performance was our underweight position in consumer staples. These stocks fell more modestly than those in every other sector. While we became concerned that the broad earnings outlook was weakening and recognized that the staples would offer relatively strong fundamentals, valuation held us back. From an individual stock standpoint, we didn’t sell formerly strong portfolio performers Goldman Sachs, Lehman Brothers, Research in Motion, and MEMC Electronic Materials quickly enough. Each of these companies experienced much less earnings stability and consistency than we had estimated.

What strategic moves were made by the fund and why?
The biggest changes made during the past fiscal year reflected our conviction that the global economy was weakening and that, accordingly, earnings would be pressured. We started out the year significantly underweight in healthcare and consumer staples and ended the year overweight in those sectors. Similarly, we reduced our investments in technology, financials, and energy.

We are always looking to invest in franchise growth companies with solid and/or improving fundamentals, a reasonable valuation, and an approaching catalyst. When we sell, it is the result of expected or actual deterioration of the fundamental earnings outlook, the realization or removal of the expected catalyst, or excessive valuation. The current positioning of the portfolio reflects this consistent approach.

20   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008						September 30, 2008*
				Since Inception						Since Inception
	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001

Average annual return with sales charge (POP)
Class A	(38.39)%	(1.22)%	(1.68)%	—	—	—	(25.38)%	3.17%	0.61%	—	—	—

Class B	(38.25)%	(1.20)%	—	(3.28)%	—	—	(25.16)%	3.22%	—	(1.63)%	—	—

Class C	(35.90)%	(0.84)%	—	—	—	(0.56)%	(22.31)%	3.56%	—	—	—	1.81%
Average annual return without sales charge (NAV)
Class A	(34.81)%	(0.10)%	(1.12)%	—	—	—	(21.04)%	4.34%	1.19%	—	—	—

Class B	(35.33)%	(0.84)%	—	(3.28)%	—	—	(21.62)%	3.57%	—	(1.63)%	—	—

Class C	(35.31)%	(0.84)%	—	—	—	(0.56)%	(21.60)%	3.56%	—	—	—	1.81%

Class R	(35.00)%	(0.33)%	—	—	(4.95)%	—	(21.23)%	4.11%	—	—	(2.98)%	—

Class Y	(34.65)%	0.16%	(0.87)%	—	—	—	(20.83)%	4.61%	1.44%	—	—	—

Russell 1000 Growth Index[3]	(36.95)%	(1.29)%	(2.10)%	(3.87)%	(6.13)%	(0.08)%	(20.88)%	3.74%	0.59%	(1.94)%	(3.85)%	2.72%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Growth stocks typically have more volatility than value stocks; whereas value stocks tend to have slower earnings growth rates.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total operating expense ratio (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.20%, 1.95%, 1.95%, 1.45%, and 0.95%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Large Cap Growth Opportunities Fund, Class A (NAV)	$8,936

Large Cap Growth Opportunities Fund, Class A (POP)	$8,445

Russell 1000 Growth Index[3]	$8,089

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 1000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Large Cap Core Equity Fund.

[3]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   21

Large Cap Select Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Large Cap Select Fund (the “fund”), Class Y shares, returned -39.63% for the fiscal year ended October 31, 2008 (Class A shares returned -39.81% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s 500 Index* (“S&P 500 Index”), returned -36.10% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Hewlett-Packard	4.0%
Exxon Mobil	3.7
Home Depot	3.4
Wells Fargo	2.8
JPMorgan Chase	2.7
Apple	2.5
Cisco Systems	2.5
Pactiv	2.5
Bank of America	2.4
Abbott Laboratories	2.3

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	19.0%
Financials	16.8
Consumer Discretionary	15.7
Healthcare	15.6
Energy	11.1
Industrials	9.6
Consumer Staples	6.0
Telecommunication Services	3.1
Materials	2.5
Short-Term Investment	1.0
Other Assets and Liabilities, Net[2]	(0.4)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

22   First American Funds 2008 Annual Report

What worked for the fund and why?
For the first nine months of the fiscal year, as global growth continued, with oil and basic material prices reaching all-time highs, the fund’s underweight in late-cycle sectors such as industrials, basic materials, and energy, was a drag on performance. The underweight position, however, turned beneficial during the latter part of the fiscal year, when oil declined sharply. We were also rewarded for good stock selection in late cyclicals; for example, steering clear of General Electric proved a prudent choice as both the company’s industrial business and its financial arm were significantly weakened by the financial crisis.

In July 2008, as the commodity prices began to crack, we were quick to recognize the likelihood of further declines and therefore rapidly reduced the fund’s positions in energy and basic materials stocks. These timely reductions benefitted the portfolio.

What did not work for the fund and why?
As the credit crisis worsened and the financial sector became the third worst-performing sector in the marketplace, the fund’s overweight in financial stocks detracted from performance. Although we invested in what we believed were stocks of higher-quality companies, the rapid pace of deterioration caused any stock that was not of the highest quality to suffer. The fund’s holdings in Lehman Brothers proved the most notable detractor from performance, since, contrary to our expectations, instead of becoming the subject of a takeover or a federal rescue effort, the troubled firm went out of business. The fund’s positions in asset management firms Affiliated Managers Group, Invesco, and Alliance Bernstein also hurt performance as the profits of these firms shrank with the decline in the stock market.

With the economy in a recession, investors moved their money to relatively safe havens such as stable consumer staple stocks. The fund, however, was underweight in consumer staples and did not hold the more stable companies like Procter & Gamble, Philip Morris, or Annheuser-Bush, which was acquired by the Belgian brewing giant InBev.

Finally, the fund’s overweight in technology hurt performance at a time when the sharply slowing economic growth impeded this cyclical sector. A notable underperformer was MEMC Electronics, a solar chip maker, whose shares were hurt by operational issues and, later in the fiscal year, by a perceived decline in demand for energy-efficient chips.

What strategic moves were made by the fund and why?
The fund became more diversified across sectors in order better to manage portfolio risk as the world economy entered severe recession. Although the significant worldwide policy response to the economic conditions should eventually reaccelerate economic growth, numerous risks are in store for the market and the portfolio before any improvements take effect, and diversification should help us manage such risks. The fund remained overweight in early cyclical areas, such as retail, consumer durables, and financials, and was also overweight in more stable sectors such as healthcare. We maintained our underweight in utilities and late cyclicals. Given continued market volatility, the stable areas should perform well, while early cyclicals are likely to be the first beneficiaries of any economic growth produced by the policy stimulus.

First American Funds 2008 Annual Report   23

Large Cap Select Fund

 Annual Performance1,2

	October 31, 2008			September 30, 2008*
			Since Inception			Since Inception
	1 year	5 years	1/31/2003	1 year	5 years	1/31/2003

Average annual return with sales charge (POP)
Class A	(43.12)%	(2.56)%	1.21%	(30.25)%	2.39%	4.65%

Class B	(42.81)%	(2.48)%	1.29%	(29.85)%	2.46%	4.74%

Class C	(40.89)%	(2.22)%	1.40%	(27.47)%	2.74%	4.86%

Average annual return without sales charge (NAV)
Class A	(39.81)%	(1.45)%	2.21%	(26.17)%	3.56%	5.70%

Class B	(40.24)%	(2.17)%	1.43%	(26.70)%	2.79%	4.89%

Class C	(40.38)%	(2.22)%	1.40%	(26.84)%	2.74%	4.86%

Class R	(39.94)%	(1.68)%	1.98%	(26.32)%	3.32%	5.46%

Class Y	(39.63)%	(1.17)%	2.48%	(25.96)%	3.84%	5.96%

S&P 500 Index[3]	(36.10)%	0.26%	4.12%	(21.98)%	5.17%	7.62%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total operating expense ratio (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.20%, 1.95%, 1.95%, 1.45%, and 0.95%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2008

Large Cap Select Fund, Class A (NAV)	$11,337

Large Cap Select Fund, Class A (POP)	$10,716

S&P 500 Index[3]	$12,611

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 1/31/2003 to 10/31/2008) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

24   First American Funds 2008 Annual Report

Large Cap Value Fund

Investment Objective: primary – capital appreciation; secondary – current income

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Large Cap Value Fund (the “fund”), Class Y shares, returned -33.80% for the fiscal year ended October 31, 2008 (Class A shares returned -34.00% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned -36.80% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Exxon Mobil	5.3%
JPMorgan Chase	4.7
Chevron	4.3
Johnson & Johnson	4.0
Procter & Gamble	3.8
AT&T	3.5
Wells Fargo	3.4
ACE	3.3
Bank of America	2.7
Pfizer	2.3

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	23.6%
Healthcare	15.0
Energy	14.2
Consumer Staples	9.2
Consumer Discretionary	8.2
Industrials	7.5
Information Technology	6.4
Materials	5.4
Telecommunication Services	5.4
Utilities	3.5
Short-Term Investment	1.5
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   25

Large Cap Value Fund

What worked for the fund and why?
The fund benefited from positive stock selection in several sectors. In the financial sector, banking companies JPMorgan Chase, BB&T, M&T Bank, and Wells Fargo outperformed, along with insurance company ACE Ltd., while the fund avoided several of the financial firms that declined dramatically. These outperforming financials generally enjoy stronger capital and liquidity positions and may benefit from the turmoil in the current capital markets environment by capturing market share from weaker competitors. In the industrial sector, railroad operator Norfolk Southern outperformed due to strong industry pricing and improving margins. Waste collection operator Waste Management outperformed due to stable volumes, strong industry pricing, and proposed consolidation activity within the sector. Several stocks in the materials sector also outperformed, notably packaging companies Owens-Illinois and Pactiv, which benefited from rising earnings expectations associated with improved operations and lower costs. Additionally, steel manufacturer Nucor positively impacted performance earlier in the period due to robust demand and rising steel prices. Other standouts include Procter & Gamble and grocery retailer Kroger, which both benefited from stable fundamentals in the face of declining economic activity.

What did not work for the fund and why?
Sector selection detracted from performance due to an overweight position in the technology sector that lagged the benchmark. Within technology, semiconductor manufacturers MEMC Electronic Materials and Texas Instruments underperformed due to lower earnings expectations as slowing end markets have led to reduced demand for semiconductors. Software provider Symantec also performed poorly because of market share losses in key end markets for its security software. In the consumer staples area, poor returns from agriculture giant Archer Daniels Midland and packaged food company ConAgra Foods detracted from performance. Both companies delivered earnings that were below expectations due to poor execution in their respective end markets. Other securities which negatively impacted performance included retailers Abercrombie & Fitch and J.C. Penney: both saw reduction in earnings due to slower consumer spending and excess inventories which caused additional markdowns.

What strategic moves were made by the fund and why?
The fund was overweight in the technology, materials, healthcare, and consumer discretionary sectors, while it was underweight in utilities, energy, industrials, and financials. We continued to implement our investment process of selecting companies that exhibit stable to improving fundamentals, sell at attractive valuations, and exhibit a near-term catalyst that could improve investor perception. We focused on opportunities to increase concentrations in companies that we believe will benefit from improving fundamentals not fully recognized by the market. Our basic view of the investment environment is constructive, as we look for the deleveraging of capital markets to moderate, and various stimulus initiatives to stabilize economic activity. We believe equity valuations are attractive, which should allow stocks to attain modest appreciation.

26   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
				Since Inception					Since Inception
	1 year	5 years	10 years	2/01/1999	9/24/2001	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(37.64)%	0.48%	0.21%	—	—	(25.98)%	5.04%	2.65%	—	—

Class B	(37.34)%	0.56%	0.02%	—	—	(25.61)%	5.12%	2.47%	—	—

Class C	(35.03)%	0.88%	—	(0.91)%	—	(22.91)%	5.45%	—	0.72%	—

Average annual return without sales charge (NAV)
Class A	(34.00)%	1.63%	0.78%	—	—	(21.67)%	6.24%	3.24%	—	—

Class B	(34.51)%	0.86%	0.02%	—	—	(22.25)%	5.44%	2.47%	—	—

Class C	(34.46)%	0.88%	—	(0.91)%	—	(22.24)%	5.45%	—	0.72%	—

Class R	(34.13)%	1.41%	—	—	1.88%	(21.84)%	6.02%	—	—	4.22%

Class Y	(33.80)%	1.89%	1.03%	—	—	(21.46)%	6.51%	3.50%	—	—

Russell 1000 Value Index[3]	(36.80)%	1.90%	2.79%	2.00%	3.27%	(23.56)%	7.12%	5.55%	4.05%	6.14%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.17%, 1.92%, 1.92%, 1.42%, and 0.92%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Large Cap Value Fund, Class A (NAV)	$10,806

Large Cap Value Fund, Class A (POP)	$10,210

Russell 1000 Value Index[3]	$13,166

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 1000 Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   27

Mid Cap Growth Opportunities Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Mid Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned -42.59% for the fiscal year ended October 31, 2008 (Class A shares returned -42.75% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Growth Index*, returned -42.65% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

St. Jude Medical	2.8%
Express Scripts	2.6
TJX	2.2
Juniper Networks	2.2
Thermo Fisher Scientific	2.1
American Tower, Class A	2.1
Family Dollar Stores	2.1
Kohl’s	2.0
Republic Services	2.0
DeVry	2.0

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	18.7%
Consumer Discretionary	18.3
Healthcare	18.0
Industrials	13.2
Energy	9.6
Financials	8.0
Consumer Staples	5.0
Telecommunication Services	4.9
Materials	3.6
Short-Term Investment	0.2
Other Assets and Liabilities, Net[2]	0.5

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

28   First American Funds 2008 Annual Report

What worked for the fund and why?
Good stock selection in the material and industrial sectors led to positive relative performance over the past fiscal year before taking into account fund expenses. Our process of investing in companies with franchise growth characteristics and improving fundamentals led us to sizeable overweight positions in companies with relatively predictable earnings, as well as those in the healthcare sector, an area that has defensive characteristics. Holdings in the materials sector include Ecolab, a maker of cleaning products and services, and packaging product manufacturers Sonoco Products and Pactiv. All three of these companies benefited from their defensive business models and from lower input costs due to falling commodity prices. Within the industrial sector, freight transportation companies Knight Transportation and C.H. Robinson increased in value, benefiting from lower diesel fuel prices and from many of their competitors’ leaving the business. Republic Services, a waste management company, and Dun & Bradstreet, a business information provider, also proved to be less sensitive to the overall economy than many of their peers.

What did not work for the fund and why?
Our primary challenge during the fiscal year was stock selection in the technology and energy sectors. Long-time holding MEMC Electronics, a manufacturer of a key material for the production of photovoltaic cells for the solar industry, declined significantly as the company had difficulty ramping new capacity to meet strong demand. Another technology holding, Fairchild Semiconductor, a provider of semiconductor devices used in power-management applications, declined in value as the weak economy caused order push-outs and cancellations. Energy holding Nabors Industries, an owner and operator of land-drilling rigs in North America, fared poorly as the outlook for drilling activity and drilling rates dimmed in concert with the fall in natural gas and crude prices.

What strategic moves were made by the fund and why?
Our approach emphasizes franchise companies that exhibit improving fundamentals and attractive valuations with an identifiable catalyst. As a result, we remained overweight in healthcare due to sustainable growth characteristics that are generally less affected by macroeconomic concerns. We also retained our overweight position in telecommunication services primarily due to our investments in wireless tower companies and the stable nature of their business models. Our investment approach also led us to pull away from the economically sensitive industrial sector over the course of the last fiscal year. Key sales in the industrial sector include Rockwell Collins, Precision Castparts, American Reprographics, Cooper Industries, McDermott International, and Cummins. The fund also increased the weight in consumer staples, a relatively defensive sector. Key purchases were H.J. Heinz, Kellogg, and Alberto-Culver. Earnings for these companies are likely to increase over the next year, unlike the significant declines we expect for the mid-cap growth universe on average.

First American Funds 2008 Annual Report   29

Mid Cap Growth Opportunities Fund

 Annual Performance1,2

	October 31, 2008						September 30, 2008*
				Since Inception						Since Inception
	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(45.90)%	0.22%	4.44%	—	—	—	(33.01)%	6.03%	6.91%	—	—	—

Class B	(45.69)%	0.37%	—	4.35%	—	—	(32.76)%	6.19%	—	6.68%	—	—

Class C	(43.67)%	0.61%	—	—	—	4.27%	(30.27)%	6.44%	—	—	—	7.47%
Average annual return without sales charge (NAV)
Class A	(42.75)%	1.36%	5.04%	—	—	—	(29.11)%	7.24%	7.51%	—	—	—

Class B	(43.18)%	0.61%	—	4.35%	—	—	(29.65)%	6.44%	—	6.68%	—	—

Class C	(43.16)%	0.61%	—	—	—	4.27%	(29.64)%	6.44%	—	—	—	7.47%

Class R	(42.88)%	1.16%	—	—	0.91%	—	(29.28)%	7.02%	—	—	3.64%	—

Class Y	(42.59)%	1.63%	5.30%	—	—	—	(28.96)%	7.51%	7.78%	—	—	—

Russell MidCap Growth Index[3]	(42.65)%	(0.18)%	2.19%	0.74%	(4.60)%	3.46%	(24.65)%	6.53%	5.51%	3.38%	(1.57)%	7.23%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.22%, 1.97%, 1.97%, 1.47%, and 0.97%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Mid Cap Growth Opportunities Fund, Class A (NAV)	$16,347

Mid Cap Growth Opportunities Fund, Class A (POP)	$15,447

Russell Midcap Growth Index[3]	$12,425

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell Midcap Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar MidCap Core Equity Fund.

[3]	An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

30   First American Funds 2008 Annual Report

Mid Cap Value Fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended October 31, 2008?
The First American Mid Cap Value Fund (the “fund”), Class Y shares, returned -37.17% for the fiscal year ended October 31, 2008 (Class A shares returned -37.32% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Value Index*, returned -38.83% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Pactiv	2.6%
Aon	2.5
First American Prime Obligations Fund, Class Z	2.3
Republic Services	2.2
Sonoco Products	2.2
Wisconsin Energy	2.1
Arch Capital Group	2.0
Astoria Financial	2.0
Werner Enterprises	2.0
PG&E	2.0

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	30.0%
Consumer Discretionary	14.4
Industrials	9.4
Utilities	9.0
Consumer Staples	8.3
Materials	7.2
Information Technology	6.9
Energy	4.6
Healthcare	4.5
Telecommunication Services	1.8
Short-Term Investment	2.3
Other Assets and Liabilities, Net[2]	1.6

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   31

Mid Cap Value Fund

What worked for the fund and why?
The fund benefited from positive stock selection in several sectors during the last year. Stock selection was favorable in the financial sector, as regional banks M&T Bank, City National, and TCF Financial, along with nonlife insurance related companies Arch Capital Group, W.R. Berkley, and Aon posted smaller declines, while the fund avoided several of the financial firms that declined dramatically. These outperforming financial companies generally enjoy stronger capital and liquidity positions and may benefit from the current turmoil in the capital markets by capturing market share from weaker competitors. Several stocks in the consumer discretionary sector also outperformed, including fast-food restaurant operator Burger King Holdings and discount stores Family Dollar Stores and TJX Cos. These companies are positioned to benefit from slower economic activity given their value positioning in their respective end markets. In the industrial sector, truckload carrier Werner Enterprises outperformed due to stable industry pricing, continued share gains, and improving margins. Waste-collection operator Republic Services outperformed due to stable volumes, strong industry pricing, and proposed consolidation activity within the sector. Continued share gains, fuel hedging benefits, and a strong balance sheet boosted the performance of low-cost airline Southwest Airlines. Other standouts included specialty chemical manufacturer Rohm & Haas, following its agreement to be purchased by Dow Chemical, and consumer packaging manufacturer Pactiv, which can benefit from lower input costs as a result of falling oil prices.

What did not work for the fund and why?
Sector selection detracted from performance due to an overweight position in several sectors that lagged the benchmark, including consumer discretionary, technology, and telecommunication services. Additionally, the fund was underweight within the energy sector, which outperformed during the period. Poor returns from managed-care organizations Coventry Health Care and Humana Stock detracted from the performance of the fund’s healthcare holdings. Both companies experienced reduced earnings expectations due to cost overruns from higher utilization and healthcare cost inflation. In technology, semiconductor manufacturers MEMC Electronic Materials and Fairchild Semiconductor underperformed due to lower earnings expectations, as slowing end markets have led to a reduction in demand for semiconductors. In telecommunication services, TW Telecom suffered from slowing conditions in its core enterprise communications end markets. Other securities that negatively impacted performance included multiline insurance provider Assurant and automotive airbag manufacturer Autoliv. Both companies experienced a reduction in earnings expectations.

What strategic moves were made by the fund and why?
The fund has been overweight in the consumer discretionary, industrial, and materials sectors, while it has been underweight in utilities, consumer staples, energy, and financials. We continued to implement our investment process of selecting companies that exhibit stable-to-improving fundamentals, sell at attractive valuations, and anticipate a near-term catalyst that could improve investor perception. We also focused on opportunities to increase concentrations in companies that we believe will benefit from improving fundamentals not fully recognized by the market. Our basic view of the investment environment is constructive, as we look for the deleveraging of capital markets to moderate, and various stimulus initiatives to stabilize, economic activity. We believe equity valuations are attractive given this view, which should allow stocks to attain modest appreciation.

32   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
				Since Inception					Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(40.76)%	1.41%	3.71%	—	—	(25.97)%	7.27%	7.12%	—	—

Class B	(40.69)%	1.46%	3.53%	—	—	(25.85)%	7.38%	6.95%	—	—

Class C	(38.38)%	1.80%	—	3.51%	—	(22.97)%	7.67%	—	5.83%	—
Average annual return without sales charge (NAV)
Class A	(37.32)%	2.56%	4.30%	—	—	(21.65)%	8.50%	7.74%	—	—

Class B	(37.82)%	1.79%	3.53%	—	—	(22.26)%	7.68%	6.95%	—	—

Class C	(37.80)%	1.80%	—	3.51%	—	(22.26)%	7.67%	—	5.83%	—

Class R	(37.47)%	2.35%	—	—	5.91%	(21.86)%	8.26%	—	—	9.20%

Class Y	(37.17)%	2.82%	4.56%	—	—	(21.47)%	8.76%	8.01%	—	—

Russell Midcap Value Index[3]	(38.83)%	2.97%	5.74%	5.47%	6.46%	(20.50)%	9.97%	9.19%	8.38%	10.54%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.23%, 1.98%, 1.98%, 1.48%, and 0.98%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2008

Mid Cap Value Fund, Class A (NAV)	$15,230

Mid Cap Value Fund, Class A (POP)	$14,393

Russell Midcap Value Index[3]	$17,479

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell Midcap Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   33

Real Estate Securities Fund

Investment Objective: to provide above-average current income and long-term capital appreciation

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Real Estate Securities Fund (the “fund”), Class Y shares, returned -37.56% for the fiscal year ended October 31, 2008 (Class A shares returned -37.71% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI U.S. REIT Index*, returned -40.46% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

Commercial real estate is a capital-intensive industry and faces significant headwinds from the financial and economic environment described above. A slowing economy will adversely impact occupancies and rental rates for commercial properties. The capital-constrained environment has led to a dramatic reduction in the number of private market transactions occurring. Publicly traded real estate stocks outperformed broader equity markets through September 30, 2008, but had a dramatic sell off in October, the worst single monthly performance ever for real estate investment trusts.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Simon Property Group	8.3%
Public Storage	6.1
Ventas	5.2
Boston Properties	5.2
Equity Residential Properties Trust	5.0
Kimco Realty	3.8
HCP	3.7
Vornado Realty Trust	3.6
Highwoods Properties	2.9
First American Prime Obligations Fund, Class Z	2.5

 Sector Allocation as of October 31, 20081 (% of net assets)

Office	21.8%
Healthcare	16.4
Apartments	15.1
Malls	10.3
Community Centers	9.6
Industrials	6.9
Self Storage	6.3
Diversified	4.1
Hotels	2.9
Net Lease	2.7
Manufactured Homes	0.2
Real Estate Service Provider	0.0
Private Real Estate Companies	0.0
Short-Term Investment	2.5
Other Assets and Liabilities, Net[2]	1.2

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

34   First American Funds 2008 Annual Report

What worked for the fund and why?
The fund benefited from individual stock selection. The portfolio had a bias toward higher-quality companies (those with consistent, visible cash flows), and continues to invest on a relative-value basis (with a focus on individual stocks rather than economic or market cycles). This strategy helped the fund avoid several underperforming stocks. Reduced holdings in job markets with financial services industry exposure also proved beneficial. The fund’s best-performing sectors were regional malls, hotel REITs and industrial.

What did not work for the fund and why?
The healthcare REIT sector underperformed as the fund was underweight some of the better performing individual stocks.

What strategic moves were made by the fund and why?
Reducing exposure to the financial services industry employment proved to be a successful strategy. In addition, because the fund continued to invest on a relative-value basis, it garnered a fairly balanced position across the various property types, which benefited the fund by reducing the impact of any one negatively performing sector. The fund continued to use international stocks to supplement domestic holdings in an attempt to access more dynamic parts of the global real estate cycle. At the end of the fiscal year the fund had less than 3% of assets in nondollar denominated stocks.

First American Funds 2008 Annual Report   35

Real Estate Securities Fund

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
				Since Inception					Since Inception
	1 year	5 years	10 years	2/1/2000	9/24/2001	1 year	5 years	10 years	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(41.15)%	5.67%	9.48%	—	—	(14.69)%	13.89%	13.15%	—	—

Class B	(40.81)%	5.82%	9.28%	—	—	(14.26)%	14.07%	12.94%	—	—

Class C	(38.71)%	6.07%	—	11.22%	—	(11.18)%	14.33%	—	15.98%	—

Average annual return without sales charge (NAV)
Class A	(37.71)%	6.87%	10.10%	—	—	(9.74)%	15.18%	13.79%	—	—

Class B	(38.18)%	6.06%	9.28%	—	—	(10.45)%	14.31%	12.94%	—	—

Class C	(38.19)%	6.07%	—	11.22%	—	(10.42)%	14.33%	—	15.98%	—

Class R	(37.90)%	6.61%	—	—	10.59%	(9.97)%	14.93%	—	—	16.45%

Class Y	(37.56)%	7.14%	10.38%	—	—	(9.53)%	15.47%	14.08%	—	—

MSCI U.S. REIT Index[3]	(40.46)%	4.49%	8.37%	10.09%	8.78%	(11.63)%	13.18%	12.38%	15.17%	14.99%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Sector funds such as the First American Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.23%, 1.98%, 1.98%, 1.48%, and 0.98%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Real Estate Securities Fund, Class A (NAV)	$26,172

Real Estate Securities Fund, Class A (POP)	$24,736

MSCI U.S. REIT Index[3]	$22,341

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the MSCI U.S. REIT Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of the most actively traded real estate investment trusts.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

36   First American Funds 2008 Annual Report

Small Cap Growth Opportunities Fund

Investment Objective: growth of capital

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Small Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned -39.97% for the fiscal year ended October 31, 2008 (Class A shares returned -40.07% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Growth Index*, returned -37.87% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of last year, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Freddie Mac, Fannie Mae, and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Intersil, Class A	2.7%
Wolverine World Wide	2.4
NuVasive	2.4
Polycom	2.4
PMC-Sierra	2.1
First American Prime Obligations Fund, Class Z	2.1
Quest Software	2.1
Deckers Outdoor	1.9
F5 Networks	1.8
Wright Medical Group	1.8

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	27.0%
Healthcare	23.1
Industrials	16.2
Consumer Discretionary	14.8
Energy	8.0
Financials	4.6
Consumer Staples	2.7
Materials	1.7
Short-Term Investment	2.1
Other Assets & Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   37

Small Cap Growth Opportunities Fund

What worked for the fund and why?
Consumer Discretionary performed well for the fund with solid relative stock selection. Aeropostale, a mall-based teen retailer, continued to post impressive growth throughout the fiscal year despite the negative impact of the decelerating U.S. economy. Priceline.com, an online travel service, posted strong growth throughout the fiscal year as a result of market share gains in Europe. Wolverine World Wide, a manufacturer of footwear, held up relatively well during the fiscal year due to both strong brand momentum (Merrell) and strong penetration into European markets.

The fund’s technology holdings also fared well on a relative basis. F5 Networks, a provider of advanced application acceleration hardware and software, was the top performing technology stock, as the company exceeded expectations for the second and third calendar quarters. Tellabs, a provider of voice, data, and video transport equipment sold to telecommunication providers, reported a solid third calendar quarter, beating analysts’ expectations, resulting in share appreciation. Foundry Networks, a provider of networking equipment sold to enterprises and service providers, agreed to be purchased by Brocade Communications Systems for a sizeable premium. Also, the fund benefitted during the fiscal year by being underweight materials and telecommunication services, sectors that fared poorly during the fiscal year.

What did not work for the fund and why?
Industrials had a negative impact on performance due to an underweight position and poor stock selection. Evergreen Solar, a manufacturer of solar power cells, panels and systems, performed poorly in the latter half of the fiscal year as investor’s became concerned regarding potential industry over-capacity and financing needs. Advisory Board, a “best practices” research group dedicated to the health care industry, reported an unexpected slowing in revenue and profits for the June quarter, resulting in a significant pullback in the stock. The funds’ performance in industrials was also negatively impacted by the strong performance of many solar-related names not held, most notably Energy Conversions.

Energy stocks were also a detractor to the fund’s performance during the fiscal year due both to an underweight position and adverse stock selection. Among held names, Global Industries, a provider of deepwater services to the oil and gas industry, reported weak second quarter results on weather-related project delays in the Middle East, port clearance issues in West Africa and low utilization caused by dry-docked vessels. Shares of Oil States International were impacted by investor concerns that sharply falling natural gas prices late in the year would impact its tubular goods business. Finally, the fund’s performance was also impacted by its lack of exposure to coal, an atypical sector for growth investors, which created tremendous momentum among select, large names that subsequently were removed from the Russell 2000 Growth Index during the June 2008 rebalancing.

Healthcare stocks also weighed on results during the year, primarily due to stock selection. Regeneration Technologies, a small provider of orthobiologic implants, reported a temporary disruption in its sports medicine business and continued sluggishness for dental and spinal implants, which sent shares lower. Hologic, the nation’s leading provider of female diagnostic equipment and implants, lagged on integration issues with the acquisition of a major cytology company and as investors became concerned with capital equipment purchases. Finally, shares of Eurand N.V., a specialty pharmaceutical company, declined in response to uncertainties surrounding the approval of its lead product, Zentase, for cystic fibrosis. We find the valuations of each of these names very compelling and maintain positions in the portfolio.

What strategic moves were made by the fund and why?
We have been moving the portfolio toward sector exposures closer to the Russell 2000 Growth Index, as it is not clear which sectors are poised to outperform in this uncertain economic climate. As such, we have reduced our sector overweight position in technology and increased the fund’s weighting in health care, which is considered to be less economically sensitive. Although at October 31, 2008 the fund was overweight in the consumer discretionary sector, the overweighting was concentrated in the footwear manufacturing and retailing subsectors, which we believe may be somewhat less economically sensitive relative to other consumer discretionary subsectors, such as specialty retail and restaurants. At October 31, 2008 the fund was market weighted in late cycle sectors (energy, materials, and industrials), and underweight financials. Our investment strategy continues to be driven by our focus on long-term economic trends as a means to identify investment opportunities in companies with growth characteristics and reasonable valuations.

38   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008						September 30, 2008*
				Since Inception						Since Inception
	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(43.37)%	(5.11)%	10.91%	—	—	—	(24.26)%	1.44%	14.13%	—	—	—

Class B	(43.27)%	(4.99)%	—	9.90%	—	—	(24.15)%	1.57%	—	12.95%	—	—

Class C	(41.08)%	(4.76)%	—	—	—	1.69%	(21.16)%	1.83%	—	—	—	5.47%

Average annual return without sales charge (NAV)
Class A	(40.07)%	(4.03)%	11.54%	—	—	—	(19.86)%	2.59%	14.78%	—	—	—

Class B	(40.55)%	(4.76)%	—	9.90%	—	—	(20.52)%	1.82%	—	12.95%	—	—

Class C	(40.53)%	(4.76)%	—	—	—	1.69%	(20.43)%	1.83%	—	—	—	5.47%

Class R	(40.24)%	(4.22)%	—	—	(0.52)%	—	(20.07)%	2.41%	—	—	2.77%	—

Class Y	(39.97)%	(3.82)%	11.81%	—	—	—	(19.70)%	2.84%	15.07%	—	—	—

Russell 2000 Growth Index[3]	(37.87)%	(0.13)%	1.63%	0.47%	(2.10)%	3.50%	(17.07)%	6.64%	4.67%	3.07%	1.00%	7.22%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.60%, 2.35%, 2.35%, 1.85%, and 1.35%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2009 so that the total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.47%, 2.22%, 2.22%, 1.72%, and 1.22%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Small Cap Growth Opportunities Fund, Class A (NAV)	$29,809

Small Cap Growth Opportunities Fund, Class A (POP)	$28,171

Russell 2000 Growth Index[3]	$11,750

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 2000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On December 12, 2002 the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

The First American Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

[3]	An unmanaged index that measures the performance of those Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   39

Small Cap Select Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Small Cap Select Fund (the “fund”), Class Y shares, returned -36.86% for the fiscal year ended October 31, 2008 (Class A shares returned -37.00% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned -34.16% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

ESCO Technologies	2.0%
ICU Medical	1.9
Coinstar	1.8
Bank of the Ozarks	1.8
Hain Celestial Group	1.7
K-V Pharmaceutical, Class A	1.7
Astoria Financial	1.7
Progress Software	1.7
Platinum Underwriters Holdings	1.7
Polycom	1.7

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	18.4%
Information Technology	18.4
Consumer Discretionary	16.3
Industrials	15.4
Healthcare	15.4
Energy	5.7
Consumer Staples	3.9
Materials	3.2
Utilities	1.0
Telecommunication Services	0.8
Short-Term Investment	1.6
Other Assets & Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

40   First American Funds 2008 Annual Report

What worked for the fund and why?
Stock selection in the consumer sector was the most beneficial contributor to fund performance during the fiscal year. Shares of Aeropostale were up 27% during the period; all other stocks in the sector were down. Aeropostale benefited from being a price leader in the under-25 casual clothing retail category. PF Chang’s was a relative outperformer, being down only 29% as the rest of the sector was down 48%. PF Chang’s is a Chinese-themed restaurant that has used its strong brand to manage this downturn in the economy better than most other restaurants. In the financial sector, Bank of the Ozarks was a stellar performer, up 7% for this time period when the banking sector was down 15%. The bank operates in Arkansas, Texas, and Oklahoma — an area of the country that benefited from the strong energy prices.

What did not work for the fund and why?
Most companies came under increased pressure as the mortgage market meltdown and ensuing credit crunch dampened economic activity. The South Financial Group, a South Carolina bank, was down 78%, as it was exposed to the soft mortgage market of south Florida. Loan losses were much more severe than the bank had planned, which led to the use of reserves and dramatically reduced its capital adequacy. In healthcare, both KV Pharmaceutical and Pediatrix Medical were down more than 40% for the fiscal year. KV and Pediatrix were both hit by a sharp slowing of the birth rate in the United States, which led to a market decline during the period. Pediatrix has neonatal care centers that have seen their patient numbers decline as the birth rate moved lower, and KV’s prenatal vitamin franchise was negatively impacted by the same trends. In industrials, BE Aerospace had a negative return of 74% as the market took most cyclical company stocks to very low valuations. BE Aerospace manufactures seating for airplanes, and although their business has slowed only marginally, the market has sharply discounted the aerospace-related industries.

What strategic moves were made by the fund and why?
The fund has continued to be well-diversified and continues to execute its discipline of buying good companies with good valuations. It has been a very trying period for the fund to execute on the valuation methodology of its discipline, as almost all firms have been impacted negatively by slowing demand, higher interest costs, lower commodity costs, and general economic weakness. The fund continues to invest in those companies whose management teams take the right steps and have the right products and services to persevere through this incredibly volatile time. The fund has taken a more constructive view on the financial sector as the stocks have come down in price and their problem loans get identified and resolved. Having been underweight in financials for almost four years, the fund has been increasing the weight in that sector bringing it closer to a market weight. The fund has now become overweight in the consumer space, as we like the valuations in many consumer stocks at this point. The other sectors are very close to the index weight. The fund has been tilted toward early cyclical areas in the industrial space such as trucking and services. Most heavy construction and engineering stocks have been sold. The fund is also invested in more service-oriented consumer stocks, as we believe those companies may be best positioned to see the first improvements in economic activity. We have continued to stay away from home builders and other big-ticket consumer items, since the deleveraging of the consumer balance sheet looks to be just beginning.

First American Funds 2008 Annual Report   41

Small Cap Select Fund

 Annual Performance1,2

	October 31, 2008				September 30, 2008*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(40.48)%	(0.49)%	6.42%	—	(24.36)%	5.73%	9.39%	—

Class B	(40.39)%	(0.31)%	6.25%	—	(24.20)%	5.96%	9.22%	—

Class C	(38.02)%	(0.11)%	—	5.18%	(21.27)%	6.15%	—	8.40%

Average annual return without sales charge (NAV)
Class A	(37.00)%	0.65%	7.03%	—	(19.97)%	6.94%	10.01%	—

Class B	(37.52)%	(0.13)%	6.25%	—	(20.55)%	6.16%	9.22%	—

Class C	(37.44)%	(0.11)%	—	5.18%	(20.53)%	6.15%	—	8.40%

Class R	(37.19)%	0.42%	6.94%	—	(20.11)%	6.73%	9.92%	—

Class Y	(36.86)%	0.88%	7.31%	—	(19.71)%	7.22%	10.30%	—

Russell 2000 Index[3]	(34.16)%	1.57%	4.90%	5.80%	(14.48)%	8.15%	7.81%	9.45%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.24%, 1.99%, 1.99%, 1.49%, and 0.99%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Small Cap Select Fund, Class A (NAV)	$19,726

Small Cap Select Fund, Class A (POP)	$18,635

Russell 2000 Index[3]	$16,134

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 2000 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Small Cap Select Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

[3]	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

42   First American Funds 2008 Annual Report

Small Cap Value Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Small Cap Value Fund (the “fund”), Class Y shares, returned -31.56% for the fiscal year ended October 31, 2008 (Class A shares returned -31.75% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Value Index*, returned -30.54% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October of 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

MFA Mortgage Investments	2.0%
Bank of the Ozarks	1.9
Wolverine World Wide	1.8
Cathay General Bancorp	1.7
Spartan Stores	1.6
Independent Bank	1.6
Pinnacle Financial Partners	1.6
Ralcorp Holdings	1.6
Stifel Financial	1.6
First Midwest Bancorp	1.6

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	35.3%
Information Technology	14.1
Consumer Discretionary	12.7
Industrials	10.7
Healthcare	7.5
Utilities	5.9
Consumer Staples	4.7
Materials	4.2
Energy	2.5
Exchange-Traded Fund	0.5
Short-Term Investment	0.5
Other Assets & Liabilities, Net[2]	1.4

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   43

Small Cap Value Fund

What worked for the fund and why?
Strong individual stock selection within the consumer discretionary, financials, healthcare and materials sectors were the primary contributors. Being overweight in the healthcare sector was also beneficial. Aaron Rents, Inc., specialty lease-to-own retailer, and The Buckle, Inc., fashion-oriented apparel retailer, were standouts in an otherwise challenging environment for consumer-based stocks. Strong contributors within the financial sector were high-quality bank stocks — Bank of the Ozarks, Zions Bancorporation, and Pinnacle Financial Partners — located in relatively strong trade areas. Perrigo Co., an over-the-counter pharmaceutical company, and Vital Signs, a medical device company focused on the respiratory segment, were standouts in healthcare. The remaining top contributors were distributed across multiple sectors.

Notables were Schnitzer Steel Industries (metal recycling), Penn Virginia (oil and gas exploration and production), and Ralcorp Holdings (manufacturer of private label food products).

What did not work for the fund and why?
Stock selection within the industrial and utility sectors was the primary detractor. Being overweight in the energy sector post-Russell rebalance in June and being underweight in financials were slight detractors. Within industrials, Crane, a diversified manufacturer of engineered parts and subsystems, was hurt by the global slowdown. Additionally, Interface, Inc., a leading manufacturer of modular carpet products, was affected by both declining corporate office demand and higher raw material inputs despite taking market share with a superior product. Within the utility sector, PNM Resources, New Mexico-and Texas-based, was unsuccessful in its rate case attempt and consequently has undertaken a large restructuring plan. Additional business models affected by the transitional global economy were Delphi Financial Group (employee benefit services and insurance), Emulex (data storage subsystem provider), and Group One Automotive (diversified auto retailer).

What strategic moves were made by the fund and why?
The fund has reduced its position to underweight in commodities that thrive late in the economic cycle (materials and energy) with preference within materials for those business models that should benefit from the dramatic fall in raw material input costs. We continue to monitor the impacts of energy (positive) and housing (negative) on the consumer discretionary sector and are selectively adding to well-positioned business models. While maintaining an underweight position in financials, we are maintaining an emphasis on quality bank business models and capital market participants that stand to benefit from the substantial capital infusion and market volatility, respectively. We remain overweight in healthcare and technology.

We continue to focus on building a well-diversified portfolio of small-cap stocks with strong balance sheet and free cash flow characteristics that are trading at a discount to intrinsic value.

44   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
	1 year	5 years	10 years	2/1/1999	9/24/2001	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(35.52)%	0.96%	5.86%	—	—	(19.62)%	6.69%	8.19%	—	—

Class B	(35.27)%	1.16%	5.63%	—	—	(19.25)%	6.88%	7.96%	—	—

Class C	(32.82)%	1.37%	—	5.27%	—	(16.31)%	7.10%	—	7.51%	—

Average annual return without sales charge (NAV)
Class A	(31.75)%	2.12%	6.46%	—	—	(14.95)%	7.90%	8.81%	—	—

Class B	(32.32)%	1.34%	5.63%	—	—	(15.57)%	7.07%	7.96%	—	—

Class C	(32.23)%	1.37%	—	5.27%	—	(15.57)%	7.10%	—	7.51%	—

Class R	(31.90)%	1.92%	—	—	6.23%	(15.21)%	7.69%	—	—	9.37%

Class Y	(31.56)%	2.37%	6.72%	—	—	(14.79)%	8.15%	9.06%	—	—

Russell 2000 Value Index[3]	(30.54)%	3.05%	7.40%	7.27%	7.67%	(12.25)%	9.45%	10.14%	9.84%	11.25%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had been in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.27%, 2.02%, 2.02%, 1.52%, and 1.02%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Small Cap Value Fund, Class A (NAV)	$18,700

Small Cap Value Fund, Class A (POP)	$17,666

Russell 2000 Value Index[3]	$20,412

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 2000 Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   45

Small-Mid Cap Core Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Small-Mid Cap Core Fund (the “fund”), Class Y shares, returned -34.08% for the fiscal year ended October 31, 2008 (Class A shares returned -34.21% without taking the sales charge into account). By comparison, the fund’s benchmark during the fiscal year, the Russell 2500 Index*, returned -37.27% for the same period.

How did market conditions affect stock market performance during the fiscal year?
It’s impossible to discuss the state of the equity markets during the fiscal year without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Astoria Financial	2.5%
Arch Capital Group	2.5
DeVry	2.5
Pediatrix Medical Group	2.4
Burger King Holdings	2.3
Knight Capital Group, Class A	2.3
Family Dollar Stores	2.3
Platinum Underwriters Holdings	2.1
Pactiv	2.1
Regal-Beloit	2.1

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	23.8%
Consumer Discretionary	15.9
Information Technology	13.5
Healthcare	12.5
Industrials	10.8
Materials	7.0
Consumer Staples	6.5
Energy	5.2
Utilities	4.6
Short-Term Investment	0.6
Other Assets & Liabilities, Net[2]	(0.4)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

46   First American Funds 2008 Annual Report

What worked for the fund and why?
Although we added incremental relative returns through sector, style, and size allocations, the large majority of fund performance this year was due to individual stock selection and our bias toward quality. Within sectors, our opportunistic weightings in banks were, by far, the greatest contributors to performance. For the first nine months of the fiscal year, we were underweight in banks while the sector underperformed the market. In September we moved to an overweight position by buying shares of Zions Bancorp and Bank of the Ozarks. The financial sector turned upward sharply, and these stocks added significant performance to the fund. We also added value with our tilt toward defensive stocks and sectors. We made extensive use of our process to help us identify securities that should outperform on a relative basis in a downward-trending market. Based on this theme, we took overweight positions in packaging company Pactiv, grocery store chain Spartan Stores, and insurer Arch Capital Group, all of which contributed significantly to fund performance. The fund also benefitted by holding securities with lower volatility than the index.

What did not work for the fund and why?
The largest detractor from performance was Fairchild Semiconductor. As a whole, semiconductors underperformed the index due to continued pressure on cyclical stocks. Fairchild, however, underperformed the rest of the sector because of the company’s weaker balance sheet. The fund was also hurt by holdings of Crane, Lear, and Colonial BancGroup. Crane, an industrial engineering company, suffered from a slowing global economy. The high oil prices and credit concerns that affected the automotive industry also affected auto parts manufacturer Lear. Colonial, a bank that the fund held during the first nine months of the year, suffered along with other financials, due to subprime and credit concerns.

What strategic moves were made by the fund and why?
We increased our exposure to securities that we believe should continue to outperform in a challenging market. Having limited the number of tactical allocations based on sector, size and style, we continue to concentrate mainly on stock selection. We increased the number of overall holdings to reduce stock-specific risk. However, we still hold significant positions in a number of stocks about which we feel confident: discount retailer Family Dollar Stores, fast-food chain Burger King, and financial firms Knight Capital Group and Arch Capital Group. We continually look to add high-quality, less volatile stocks to the fund.

First American Funds 2008 Annual Report   47

Small-Mid Cap Core Fund

 Annual Performance1,2

	October 31, 2008				September 30, 2008*
				Since Inception				Since Inception
	1 year	5 years	10 years	2/1/2000	1 year	5 years	10 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(37.83)%	(3.88)%	(3.86)%	—	(23.04)%	2.77%	(1.34)%	—

Class B	(38.01)%	(3.88)%	(4.04)%	—	(23.18)%	2.81%	(1.53)%	—

Class C	(35.31)%	(3.48)%	—	(18.70)%	(19.98)%	3.15%	—	(16.97)%
Average annual return without sales charge (NAV)
Class A	(34.21)%	(2.78)%	(3.32)%	—	(18.57)%	3.93%	(0.78)%	—

Class B	(34.74)%	(3.49)%	(4.04)%	—	(19.14)%	3.16%	(1.53)%	—

Class C	(34.66)%	(3.48)%	—	(18.70)%	(19.17)%	3.15%	—	(16.97)%

Class Y	(34.08)%	(2.53)%	(3.05)%	—	(18.30)%	4.20%	(0.50)%	—

Russell 2500 Index[3]	(37.27)%	1.44%	5.86%	2.92%	(17.99)%	8.12%	9.04%	5.87%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Effective October 3, 2005, the investment strategy of the fund, formerly called the Technology Fund, changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid-capitalization companies. As a result, performance for the periods prior to October 3, 2005 reflect the performance of a materially different investment portfolio.

Stocks of small- and mid-capitalization companies involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers for Class A, Class B, Class C, and Class Y shares was 1.49%, 2.24%, 2.24%, and 1.24%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2009 so that the total annual fund operating expenses for Class A, Class B, Class C, and Class Y shares do not exceed 1.41%, 2.16%, 2.16%, and 1.16%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Small-Mid Cap Core Fund, Class A (NAV)	$7,136

Small-Mid Cap Core Fund, Class A (POP)	$6,745

Russell 2500 Index[3]	$17,668

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the Russell 2500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

The Small-Mid Cap Core Fund’s 1999 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO and technology stock investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

[3]	An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

[4]	Performance for Class B, Class C, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

48   First American Funds 2008 Annual Report

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Balanced Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$731.50	$4.79

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58

Class B Actual[2]	$1,000.00	$728.10	$8.04

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.37

Class C Actual[2]	$1,000.00	$728.10	$8.04

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.37

Class R Actual[2]	$1,000.00	$730.40	$5.87

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85

Class Y Actual[2]	$1,000.00	$731.60	$3.70

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32

[1]	Expenses are equal to the fund’s annualized expense ratio (including waivers) for the most recent six-month period of 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -26.85%, -27.19%, -27.19%, -26.96%, and -26.84% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2008 Annual Report   49

Expense Examples

 Equity Income Fund

	Beginning Account	Ending Account
	Value (5/01/08)	Value (10/31/08)	Expenses Paid During Period[1] (5/01/08 to 10/31/08)

Class A Actual[2]	$1,000.00	$734.00	$5.14

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.99

Class B Actual[2]	$1,000.00	$731.80	$8.40

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.78

Class C Actual[2]	$1,000.00	$731.60	$8.40

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.78

Class R Actual[2]	$1,000.00	$733.00	$6.23

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.25

Class Y Actual[2]	$1,000.00	$735.00	$4.06

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.43%, and 0.93% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -26.60%, -26.82%, -26.84%, -26.70%, and -26.50% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Global Infrastructure Fund

	Beginning Account	Ending Account
	Value (5/01/08)	Value (10/31/08)	Expenses Paid During Period[3] (5/01/08 to 10/31/08)

Class A Actual[4]	$1,000.00	$644.90	$5.17

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

Class Y Actual[4]	$1,000.00	$644.90	$4.09

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03

[3]	Expenses are equal to the fund’s annualized expense ratio (including waivers) for the most recent six-month period of 1.25%, and 0.99% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -35.51% and -35.51% for Class A and Class Y, respectively.

50   First American Funds 2008 Annual Report

 International Fund

	Beginning Account	Ending Account
	Value (5/01/08)	Value (10/31/08)	Expenses Paid During Period[1] (5/01/08 to 10/31/08)

Class A Actual[2]	$1,000.00	$604.90	$6.01

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Class B Actual[2]	$1,000.00	$603.20	$9.03

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34

Class C Actual[2]	$1,000.00	$603.10	$9.03

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34

Class R Actual[2]	$1,000.00	$604.20	$7.02

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82

Class Y Actual[2]	$1,000.00	$605.90	$5.01

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29

[1]	Expenses are equal to the fund’s annualized expense ratio (including waivers) for the most recent six-month period of 1.49%, 2.24%, 2.24%, 1.74%, and 1.24% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -39.51%, -39.68%, -39.69%, -39.58%, and -39.41% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 International Select Fund

	Beginning Account	Ending Account
	Value (5/01/08)	Value (10/31/08)	Expenses Paid During Period[3] (5/01/08 to 10/31/08)

Class A Actual[4]	$1,000.00	$601.30	$6.00

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Class B Actual[4]	$1,000.00	$598.30	$9.00

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34

Class C Actual[4]	$1,000.00	$598.30	$9.00

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34

Class R Actual[4]	$1,000.00	$600.00	$7.00

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82

Class Y Actual[4]	$1,000.00	$602.00	$4.99

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29

[3]	Expenses are equal to the fund’s annualized expense ratio (including waivers) for the most recent six-month period of 1.49%, 2.24%, 2.24%, 1.74%, and 1.24% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -39.87%, -40.17%, -40.17%, -40.00%, and -39.80% for Class A, Class B, Class C, Class R and Class Y, respectively.

First American Funds 2008 Annual Report   51

Expense Examples

 Large Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$718.10	$5.18

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

Class B Actual[2]	$1,000.00	$715.10	$8.41

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88

Class C Actual[2]	$1,000.00	$715.30	$8.41

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88

Class R Actual[2]	$1,000.00	$716.80	$6.26

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

Class Y Actual[2]	$1,000.00	$719.00	$4.10

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.20%, 1.95%, 1.95%, 1.45%, and 0.95% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -28.19%, -28.49%, -28.47%, -28.32%, and -28.10% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Large Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$666.40	$5.11

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19

Class B Actual[4]	$1,000.00	$664.10	$8.24

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.23	$9.98

Class C Actual[4]	$1,000.00	$664.10	$8.24

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.23	$9.98

Class R Actual[4]	$1,000.00	$665.80	$6.16

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.46

Class Y Actual[4]	$1,000.00	$667.40	$4.07

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.47%, and 0.97% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -33.36%, -33.59%, -33.59%, -33.42%, and -33.26% for Class A, Class B, Class C, Class R, and Class Y, respectively.

52   First American Funds 2008 Annual Report

 Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$710.80	$5.16

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

Class B Actual[2]	$1,000.00	$707.90	$8.37

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88

Class C Actual[2]	$1,000.00	$708.00	$8.37

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88

Class R Actual[2]	$1,000.00	$710.10	$6.23

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

Class Y Actual[2]	$1,000.00	$711.80	$4.09

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.20%, 1.95%, 1.95%, 1.45%, and 0.95% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -28.92%, -29.21%, -29.20%, -28.99%, and -28.82% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Mid Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$639.40	$5.07

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24

Class B Actual[4]	$1,000.00	$637.00	$8.15

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03

Class C Actual[4]	$1,000.00	$637.10	$8.15

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03

Class R Actual[4]	$1,000.00	$638.70	$6.10

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.51

Class Y Actual[4]	$1,000.00	$640.40	$4.04

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.48%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -36.06%, -36.30%, -36.29%, -36.13%, and -35.96% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2008 Annual Report   53

Expense Examples

 Mid Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$685.10	$5.29

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

Class B Actual[2]	$1,000.00	$682.30	$8.46

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13

Class C Actual[2]	$1,000.00	$682.50	$8.46

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13

Class R Actual[2]	$1,000.00	$684.40	$6.35

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61

Class Y Actual[2]	$1,000.00	$685.90	$4.24

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.25%, 2.00%, 2.00%, 1.50%, and 1.00% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -31.49%, -31.77%, -31.75%, -31.56%, and -31.41% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Real Estate Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$663.00	$5.14

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24

Class B Actual[4]	$1,000.00	$660.60	$8.26

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03

Class C Actual[4]	$1,000.00	$660.30	$8.26

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03

Class R Actual[4]	$1,000.00	$662.00	$6.22

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Class Y Actual[4]	$1,000.00	$663.90	$4.10

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.49%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -33.70%, -33.94%, -33.97%, -33.80%, and -33.61% for Class A, Class B, Class C, Class R and Class Y, respectively.

54   First American Funds 2008 Annual Report

 Small Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$703.50	$6.25

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.41

Class B Actual[2]	$1,000.00	$701.00	$9.49

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.98	$11.24

Class C Actual[2]	$1,000.00	$700.90	$9.49

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.98	$11.24

Class R Actual[2]	$1,000.00	$702.50	$7.36

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.49	$8.72

Class Y Actual[2]	$1,000.00	$704.20	$5.23

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19

[1]	Expenses are equal to the fund’s annualized expense ratio (including waivers) for the most recent six-month period of 1.46%, 2.22%, 2.22%, 1.72%, and 1.22% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -29.65%, -29.90%, -29.91%, -29.75%, and -29.58% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Small Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$752.50	$5.59

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.44

Class B Actual[4]	$1,000.00	$749.40	$8.88

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$10.23

Class C Actual[4]	$1,000.00	$749.50	$8.88

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$10.23

Class R Actual[4]	$1,000.00	$751.20	$6.69

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.71

Class Y Actual[4]	$1,000.00	$753.20	$4.50

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.27%, 2.02%, 2.02%, 1.52%, and 1.02% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -24.75%, -25.06%, -25.05%, -24.88%, and -24.68% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2008 Annual Report   55

Expense Examples

 Small Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$771.10	$5.92

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75

Class B Actual[2]	$1,000.00	$768.00	$9.24

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.68	$10.53

Class C Actual[2]	$1,000.00	$768.90	$9.25

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.68	$10.53

Class R Actual[2]	$1,000.00	$770.00	$7.03

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.01

Class Y Actual[2]	$1,000.00	$771.90	$4.81

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.48

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.33%, 2.08%, 2.08%, 1.58%, and 1.08% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -22.89%, -23.20%, -23.11%, -23.00%, and -22.81% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Small-Mid Cap Core Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$723.90	$6.11

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.15

Class B Actual[4]	$1,000.00	$720.60	$9.34

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.94

Class C Actual[4]	$1,000.00	$721.70	$9.35

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.94

Class Y Actual[4]	$1,000.00	$724.50	$5.03

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.89

[3]	Expenses are equal to the fund’s annualized expense ratio (including waivers) for the most recent six-month period of 1.41%, 2.16%, 2.16%, and 1.16% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -27.61%, -27.94%, -27.83%, and -27.55% for Class A, Class B, Class C, and Class Y, respectively.

56   First American Funds 2008 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Balanced, Equity Income, Global Infrastructure, International, International Select, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Mid Cap Growth Opportunities, Mid Cap Value, Real Estate Securities, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, and Small-Mid Cap Core Funds (series of First American Investment Funds, Inc.) (collectively, the “funds”) as of October 31, 2008, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of the First American Investment Funds, Inc. at October 31, 2008, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 19, 2008

First American Funds 2008 Annual Report   57

Schedule of  Investments  October 31, 2008, all dollars rounded to thousands (000)

Balanced Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 49.6%
Consumer Discretionary – 7.9%
1-800-Flowers.com, Class A ●	23,318	$125
Advance Auto Parts	27,688	864
Amerigon ● ▼	4,554	22
ATC Technology ● ▼	4,313	95
Burger King Holdings	58,026	1,154
Christopher & Banks ▼	9,672	50
Coinstar ● ▼	5,394	129
Comcast, Class A ▼	111,071	1,750
Cooper Tire & Rubber ▼	13,859	106
D.R. Horton ▼	88,501	653
FGX International Holdings Limited ●	4,190	46
Fossil ● ▼	3,461	63
Guess?	32,260	702
Home Depot ▼	115,879	2,734
Interface, Class A	5,534	39
Interpublic Group of Companies ● ▼	134,589	698
Jos. A. Bank Clothiers ● ▼	1,871	48
McCormick & Schmick’s Seafood Restaurants ●	2	—
McGraw-Hill ▼	34,263	920
Omnicom Group	27,495	812
P.F. Chang’s China Bistro ● ▼	5,101	104
Scientific Games, Class A ● ▼	4,491	81
Skechers U.S.A., Class A ●	7,254	98
Texas Roadhouse, Class A ●	13,845	97
TJX	54,264	1,452
VF	15,538	856
VistaPrint ● ▼	739	13
WMS Industries ● ▼	4,323	108

		13,819

Consumer Staples – 2.9%
Chattem ● ▼	1,275	96
Hain Celestial Group ● ▼	5,465	127
Molson Coors Brewing, Class B	20,440	764
Pepsi Bottling Group	58,374	1,350
Procter & Gamble	23,675	1,528
Ralcorp Holdings ● ▼	970	66
Wal-Mart Stores	20,167	1,125

		5,056

Energy – 5.3%
Arena Resources ● ▼	1,184	36
Atwood Oceanics ●	1,635	45
Cal Dive International ●	3,693	31
Cameron International ● ▼	27,415	665
Chevron	13,463	1,004
Comstock Resources ● ▼	1,284	64
Edge Petroleum ● ▼	10,567	6
Exxon Mobil	39,700	2,943
Holly	3,018	59
Penn Virginia	1,093	41
Petroleum Development ● ▼	589	12
Plains Exploration & Production ●	24,398	688
Tesoro ▼	5,778	56
TETRA Technologies ●	10,694	75
Weatherford International ● ▼	65,545	1,106
Williams	66,900	1,403
XTO Energy	29,370	1,056

		9,290

Financials – 8.4%
ACE	17,408	999
Affiliated Managers Group ● ▼	1,524	71
Astoria Financial	6,407	122
Bank of America	78,855	1,906
Bank of the Ozarks ▼	4,469	136
BB&T ▼	29,544	1,059
BioMed Realty Trust	3,855	54
Cullen/Frost Bankers	1,275	71
Delphi Financial Group, Class A	6,504	102
Digital Realty Trust – REIT ▼	1,074	36
Dime Community Bancshares	7,362	123
HCC Insurance Holdings	2,316	51
Hudson City Bancorp	49,193	925
Independent Bank	2,824	81
Invesco	70,553	1,052
JPMorgan Chase	52,686	2,173
Kite Realty Group Trust – REIT	3,643	22
Knight Capital Group, Class A ●	7,958	115
LaSalle Hotel Properties – REIT	3,097	44
MFA Mortgage Investments – REIT	18,462	102
Platinum Underwriters Holdings	3,998	127
State Street	29,239	1,267
TD Ameritrade ●	73,450	976
Umpqua Holdings ▼	2,641	45
Wells Fargo	66,511	2,265
Zions Bancorporation	23,090	880

		14,804

Healthcare – 7.8%
Abbott Laboratories	33,905	1,870
Acorda Therapeutics ●	1,299	26
Alexion Pharmaceuticals ● ▼	912	37
Amedisys ● ▼	1,002	56
Amgen ●	23,068	1,382
Arena Pharmaceuticals ● ▼	6,103	22
Array BioPharma ●	7,424	37
Baxter International	25,371	1,535
BioMarin Pharmaceutical ● ▼	804	15
Bio-Reference Laboratories ●	1,275	31
Celgene ● ▼	25,166	1,617
Dexcom ● ▼	12,115	55
eResearchTechnology ●	4,281	28
Exelixis ● ▼	4,165	14
Gilead Sciences ● ▼	27,689	1,270
Hologic ● ▼	1,156	14
ICU Medical ● ▼	4,140	133
Immucor ● ▼	4,171	111
Invitrogen ● ▼	27,271	785
IPC The Hospitalist ●	1,750	36
Isis Pharmaceuticals ● ▼	1,821	26
K-V Pharmaceutical, Class A ● ▼	7,925	135
Magellan Health Services ●	712	26
Masimo ●	1,259	40
Medco Health Solutions ●	31,586	1,199
Medtronic	41,553	1,676
Myriad Genetics ● ▼	546	34
Onyx Pharmaceuticals ●	557	15
OSI Pharmaceuticals ● ▼	560	21
Pediatrix Medical Group ● ▼	882	34
RTI Biologics ●	6,689	20
Senomyx ● ▼	7,470	19
SonoSite ● ▼	3,279	69
Thermo Fisher Scientific ●	28,735	1,167
Thoratec ●	1,919	47
TranS1 ● ▼	5,556	35
United Therapeutics ● ▼	219	19

		13,656

The accompanying notes are an integral part of the financial statements.

58   First American Funds 2008 Annual Report

Balanced Fund (continued)
DESCRIPTION	SHARES	VALUE

Industrials – 5.1%
3M ▼	23,887	$1,536
Advisory Board ●	3,989	98
Ameron International	845	40
AMETEK ▼	2,256	75
BE Aerospace ●	8,486	109
CBIZ ● ▼	6,234	51
Con-way	1,631	56
Emerson Electric	35,096	1,149
EnergySolutions	3,947	18
ESCO Technologies ● ▼	4,361	150
Forward Air ▼	4,334	113
IDEX	3,215	75
Illinois Tool Works ▼	40,992	1,369
Interline Brands ● ▼	6,012	64
Kaydon	532	18
Knight Transportation ▼	5,166	82
MasTec ●	12,200	106
Old Dominion Freight Line ● ▼	1,277	39
Raytheon ▼	28,704	1,467
RBC Bearings ● ▼	1,172	28
Southwest Airlines ▼	70,405	829
United Parcel Service, Class B ▼	25,656	1,354
Waste Connections ● ▼	1,698	57

		8,883

Information Technology – 9.5%
Accenture, Class A	32,805	1,084
Activision Blizzard ●	64,381	802
ADC Telecommunications ● ▼	17,095	108
Advanced Analogic Technologies ●	32,621	98
Apple ● ▼	18,870	2,030
Bankrate ● ▼	404	13
Belden	2,349	49
BMC Software ●	51,783	1,337
Cisco Systems ●	112,888	2,006
Cognex ▼	239	4
Commvault Systems ●	3,858	41
DealerTrack Holdings ● ▼	8,107	87
Digital River ● ▼	1,294	32
Emulex ●	11,568	110
F5 Networks ●	3,848	96
Hewlett-Packard	82,982	3,177
Hittite Microwave ●	1,469	48
MEMC Electronic Materials ●	43,758	804
Netlogic Microsystems ● ▼	1,274	27
Omniture ● ▼	6,194	71
Oracle ●	98,614	1,804
Plexus ●	1,589	30
Polycom ● ▼	5,970	125
Power Integrations ●	802	17
Progress Software ●	5,556	128
QUALCOMM	11,528	441
Silicon Laboratories ●	3,040	79
Symantec ●	60,801	765
Tessera Technologies ●	6,441	111
Texas Instruments	48,166	942
TTM Technologies ● ▼	6,376	46
VASCO Data Security International ●	5,738	65

		16,577

Materials – 1.3%
Albemarle	3,986	97
AptarGroup	2,469	75
Pactiv ●	84,622	1,994
Terra Industries	3,139	69

		2,235

Telecommunication Services – 1.4%
American Tower, Class A ●	37,984	1,227
Cogent Communications Group ● ▼	6,095	29
General Communication, Class A ● ▼	3,916	30
Verizon Communications	42,334	1,256

		2,542

Utilities – 0.0%
NSTAR	2,004	66

Total Common Stocks (Cost $105,134)		86,928

Investment Companies – 2.3%
iShares MSCI EAFE Index Fund ▼	76,600	3,418
iShares MSCI Emerging Markets Index Fund ▼	23,400	596

Total Investment Companies (Cost $4,900)		4,014

Corporate Bonds – 18.8%
Banking – 4.8%
Bank of America
5.750%, 12/01/2017 ▼	$390	336
8.000%, 12/29/2049 ▼ Δ	585	438
Citigroup
6.125%, 05/15/2018	530	454
6.875%, 03/05/2038 ▼	350	290
8.400%, 04/29/2049 Δ	1,395	970
Citigroup Capital XXI
8.300%, 12/21/2057 Δ	955	656
Fifth Third Bancorp
6.250%, 05/01/2013	445	386
HSBC Holdings
6.800%, 06/01/2038	530	437
JPMorgan Chase
Series 1
7.900%, 04/29/2049 Δ	710	575
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2036	570	399
Lloyds TSB Group
6.267%, 12/31/2049 Δ ■	340	154
National City Preferred Capital Trust I
12.000%, 12/29/2049 Δ	300	273
PNC Financial Services
8.250%, 05/29/2049 Δ	440	363
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	545	326
Wachovia
5.750%, 06/15/2017	290	250
5.750%, 02/01/2018	135	118
7.980%, 02/28/2049 ▼ Δ	545	412
Wells Fargo
5.625%, 12/11/2017 ▼	250	221
Wells Fargo Capital X
5.950%, 12/15/2036	230	150
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	1,250	1,022
Wells Fargo Capital XV
9.750%, 12/29/2049 Δ	105	102

		8,332

First American Funds 2008 Annual Report   59

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Basic Industry – 1.7%
Arcelormittal
6.125%, 06/01/2018 ■	$470	$324
Braskem Finance
7.250%, 06/05/2018 ■	405	289
Celulosa Arauco y Constitucion
5.625%, 04/20/2015	345	288
Evraz Group
8.250%, 11/10/2015 ■	190	80
FMG Finance
10.000%, 09/01/2013 ▼ ■	195	132
Freeport-McMoRan Copper & Gold
8.375%, 04/01/2017	350	275
Georgia-Pacific
7.125%, 01/15/2017 ■	190	132
Griffin Coal Mining
9.500%, 12/01/2016 ■	200	82
International Paper
8.700%, 06/15/2038	185	142
Noble Group Limited
6.625%, 03/17/2015 ■	255	115
Nova Chemicals
6.500%, 01/15/2012	200	158
Rio Tinto Financial U.S.A.
6.500%, 07/15/2018	265	205
Southern Copper
7.500%, 07/27/2035	190	125
Teck Cominco Limited
6.125%, 10/01/2035	280	153
U.S. Steel
7.000%, 02/01/2018	335	231
Vale Overseas
6.250%, 01/11/2016	175	146
Vedanta Resources
9.500%, 07/18/2018 ■	195	86

		2,963

Brokerage – 1.5%
Bear Stearns
7.250%, 02/01/2018	290	273
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	1,015	466
Goldman Sachs Group
6.750%, 10/01/2037	780	508
Merrill Lynch
5.450%, 02/05/2013	305	275
6.050%, 05/16/2016 ▼	340	275
Morgan Stanley
5.375%, 10/15/2015 ▼	440	344
Series MTN
6.625%, 04/01/2018	650	541

		2,682

Capital Goods – 0.1%
Siemens Financiering
6.125%, 08/17/2026 ■	225	183

Communications – 1.1%
British Sky Broadcasting
6.100%, 02/15/2018 ■	510	430
British Telecom
5.950%, 01/15/2018	450	356
Deutsche Telekom
6.750%, 08/20/2018 ▼	370	308
Embarq
7.082%, 06/01/2016	215	166
Time Warner Cable
7.300%, 07/01/2038 ▼	370	310
Verizon Communications
6.900%, 04/15/2038	475	397

		1,967

Consumer Cyclical – 0.8%
CVS Caremark
6.302%, 06/01/2037 Δ	340	238
Duty Free International
7.000%, 01/15/2004 ⊡ ª	588	—
Galaxy Entertainment
9.875%, 12/15/2012 ▼ ■ ¥	175	67
Home Depot
5.875%, 12/16/2036	270	161
Lippo Karawaci Finance
8.875%, 03/09/2011	175	80
Marfrig Overseas
9.625%, 11/16/2016 ■	290	139
Viacom
6.875%, 04/30/2036	365	255
Whirlpool
Series MTN
5.500%, 03/01/2013	435	403

		1,343

Consumer Non Cyclical – 0.6%
AmerisourceBergen
5.625%, 09/15/2012	500	452
Constellation Brands
7.250%, 05/15/2017	300	249
Fisher Scientific International
6.750%, 08/15/2014	220	192
Smithfield Foods
7.000%, 08/01/2011	250	175

		1,068

Electric – 0.8%
Dynegy Holdings
7.750%, 06/01/2019	305	204
Energy Future Holdings
10.875%, 11/01/2017 ■	205	158
ISA Capital Brasil
8.800%, 01/30/2017 ■	180	130
Oncor Electric Delivery
7.000%, 05/01/2032	225	168
Taqa Abu Dhabi National Energy
6.165%, 10/25/2017 ▼ ■	370	247
Transalta
6.650%, 05/15/2018	290	251
Virginia Electric Power
5.950%, 09/15/2017	240	207

		1,365

Energy – 1.1%
Lukoil International Finance
6.356%, 06/07/2017 ■	120	66
6.656%, 06/07/2022 ■	460	230
Mariner Energy
7.500%, 04/15/2013	270	186
Petro-Canada
6.800%, 05/15/2038	270	182
Pioneer Natural Resource
6.650%, 03/15/2017	290	218
Suncor Energy
6.100%, 06/01/2018	195	155

The accompanying notes are an integral part of the financial statements.

60   First American Funds 2008 Annual Report

Balanced Fund (continued)
DESCRIPTION	PAR		VALUE

Tengizchevroil Finance
6.124%, 11/15/2014 ■		$344	$220
Tesoro
6.625%, 11/01/2015		375	255
Weatherford International
7.000%, 03/15/2038		145	107
Whiting Petroleum
7.000%, 02/01/2014		295	209
XTO Energy
6.375%, 06/15/2038		205	144

			1,972

Finance – 1.2%
American Express Credit Series C
7.300%, 08/20/2013		335	296
Capital One Financial
6.150%, 09/01/2016		400	243
CIT Group
5.650%, 02/13/2017		110	53
Credit Agricole
6.637%, 05/29/2049 Δ ■		275	132
ILFC E-Capital Trust I
5.900%, 12/21/2065 Δ ■		405	136
International Lease Finance
6.375%, 03/25/2013		305	199
Janus Capital Group
6.700%, 06/15/2017		305	193
Rockies Express Pipeline
7.500%, 07/15/2038 ▼ ■		200	151
RSHB Capital
7.750%, 05/29/2018 ■		250	157
SLM
Series MTN
5.400%, 10/25/2011		350	248
Transcapitalinvest
5.670%, 03/05/2014 ■		640	371

			2,179

Insurance – 1.3%
Allied World Assurance
7.500%, 08/01/2016 ▼		565	465
American International Group
8.175%, 05/15/2058 Δ ■		680	108
Chubb
5.750%, 05/15/2018		560	465
Genworth Financial
Series MTN
6.515%, 05/22/2018		325	158
Hartford Financial Services Group Series MTN
6.000%, 01/15/2019		415	288
Liberty Mutual Group
7.000%, 03/15/2037 Δ ■		235	126
MetLife Capital Trust IV
7.875%, 12/15/2037 ■		330	185
ZFS Finance USA Trust V
6.500%, 05/09/2037 Δ ■		755	408

			2,203

Natural Gas – 0.4%
Enterprise Products
8.375%, 08/01/2066		180	134
Kinder Morgan Energy Partners Series MTN
6.950%, 01/15/2038		290	213
NGPL Pipeco
7.119%, 12/15/2017 ■		230	187
Southern Union
7.200%, 11/01/2066 Δ		155	96
Transport De Gas Del Sur
7.875%, 05/14/2017 ■		235	96

			726

Real Estate – 0.5%
Health Care Properties – REIT Series MTN
6.300%, 09/15/2016		710	532
iStar Financial – REIT
8.625%, 06/01/2013		235	92
Prologis 2006 – REIT
5.750%, 04/01/2016		600	317

			941

Sovereign – 1.2%
U.K. Government Treasury
5.250%, 06/07/2012 ¬	GBP	1,200	2,035

Technology – 1.6%
Amkor Technologies
9.250%, 06/01/2016		$285	170
Celestica
7.875%, 07/01/2011		295	265
Chartered Semiconductor
6.375%, 08/03/2015		250	196
Computer Sciences
6.500%, 03/15/2018 ■		340	264
First Data
9.875%, 09/24/2015		200	128
IBM
8.000%, 10/15/2038		175	182
Jabil Circuit
5.875%, 07/15/2010		680	613
LG Electronics
5.000%, 06/17/2010 ■ ¥		340	308
National Semiconductor
6.600%, 06/15/2017		475	408
NXP BV/NXP Funding
9.500%, 10/15/2015 ▼		180	61
Seagate Technology
6.375%, 10/01/2011		290	258

			2,853

Transportation – 0.1%
Erac USA Finance
6.375%, 10/15/2017 ■		265	163

Total Corporate Bonds (Cost $45,649)			32,975

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 8.9%
Adjustable RateΔ – 3.4%
Citigroup Mortgage Loan Trust Series 2004-HYB4, Class HAII
5.346%, 10/25/2034		1,860	1,340
Series 2005-7, Class 2A1A
4.862%, 09/25/2035		520	443
Countrywide Home Loans Series 2006-HYB5, Class 3A1A
6.041%, 09/20/2036		1,165	692

First American Funds 2008 Annual Report   61

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Harborview Mortgage Loan Trust Series 2007-4, Class 2A1
5.540%, 07/19/2047	$1,013	$502
JPMorgan Mortgage Trust Series 2004-A1, Class 3A1
5.090%, 02/25/2034	1,052	869
Series 2006-A7, Class 3A4
5.962%, 01/25/2037	413	310
Residential Funding Mortgage Securities I Series 2006-SA2, Class 4A1
5.891%, 08/25/2036	904	708
Structured Mortgage Loan Trust Series 2004-11, Class A
7.195%, 08/25/2034	29	29
Wachovia Mortgage Loan Trust Series 2005-B, Class 1A1
4.995%, 10/20/2035	394	366
Wells Fargo Mortgage Backed Securities Trust Series 2003-D, Class A1
4.931%, 02/25/2033	105	99
Series 2006-AR1, Class 2A2
5.551%, 03/25/2036	838	702

		6,060

Fixed Rate – 5.5%
Banc of America Mortgage Securities Series 2003-6, Class 1A30
4.750%, 08/25/2033	585	572
Countrywide Alternative Loan Trust
Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	338	307
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	206	188
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	266	234
Series 2006-19CB, Class A15
6.000%, 08/25/2036	336	271
Countrywide Home Loans Series 2007-17, Class 1A1
6.000%, 10/25/2037	1,179	919
Credit Suisse First Boston Mortgage Securities Series 2005-3, Class 5A1
5.500%, 07/25/2020	453	445
Deutsche Alt-A Securities Series 2006-AR5, Class 22A
5.500%, 10/25/2021	639	528
GMAC Mortgage Corporation Loan Trust Series 2004-J5, Class A7
6.500%, 01/25/2035	456	417
GSMPS Mortgage Loan Trust Series 2003-1, Class B1
6.948%, 03/25/2043	816	665
GSR Mortgage Loan Trust Series 2004-10F, Class 3A1
5.500%, 08/25/2019	335	317
Master Alternative Loans Trust Series 2005-2, Class 1A3
6.500%, 03/25/2035	220	195
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A
6.206%, 11/25/2034	291	245
Residential Accredit Loans Series 2006-QS4, Class A9
6.000%, 04/25/2036	1,059	841
Residential Asset Mortgage Products
Series 2004-SL4, Class A3
6.500%, 07/25/2032	197	170
Washington Mutual Pass-Through Certificates Series 2004-CB1, Class 1A
5.250%, 06/25/2019	556	544
Series 2007-2, Class 3A1
5.500%, 04/25/2022	580	497
Series 2004-RA3, Class 2A
6.609%, 08/25/2038	337	318
Wells Fargo Mortgage Backed Securities Trust Series 2004-7, Class 2A2
5.000%, 07/25/2019	1,196	1,110
Series 2007-13, Class A8
6.000%, 09/25/2037	950	788
Westam Mortgage Financial Series 11, Class A
6.360%, 08/26/2020 ¥	1	1

		9,572

Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (Cost $18,971)		15,632

Asset-Backed Securities – 6.8%
Automotive – 0.5%
Hertz Vehicle Financing Series 2005-2A, Class A6
5.080%, 11/25/2011 ■	935	865

Credit Cards – 0.5%
Citibank Credit Card Issuance Trust Series 2006-A4, Class A4
5.450%, 05/10/2013	805	754
Discover Card Master Trust Series 2007-A1, Class A1
5.650%, 03/16/2020	275	196

		950

Home Equity – 0.0%
Saxon Asset Securities Trust Series 2004-1, Class A
1.361%, 03/25/2035 Δ ¥	4	3

Other – 5.8%
Banc of America Commercial Mortgage Series 2004-5, Class A3
4.561%, 11/10/2041	710	645
Series 2006-2, Class A4
5.741%, 05/10/2045 Δ	340	270
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class D
5.992%, 09/11/2042 ■	270	95
Series 2007-PW18, Class AJ
6.413%, 06/11/2050 Δ	295	164
Citigroup Commercial Mortgage Trust Series 2008-C7, Class AJ
6.096%, 12/10/2049 Δ	355	196
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B
5.205%, 12/11/2049	230	201
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	585	539
Series 2004-RS1, Class A
4.018%, 03/03/2041 ■ ¥	414	333

The accompanying notes are an integral part of the financial statements.

62   First American Funds 2008 Annual Report

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Crown Castle Towers Series 2005-1A, Class B
4.878%, 06/15/2035 ■	$630	$597
GE Capital Commercial Mortgage Corporation Series 2005-C3, Class A2
4.853%, 07/10/2045	725	688
Global Signal Trust Series 2004-2A, Class A
4.232%, 12/15/2014 ■	750	733
Greenwich Capital Commercial Funding Series 2003-C1, Class A2
3.285%, 07/05/2035	903	854
GS Mortgage Securities II Series 2006-GG8, Class A2
5.479%, 11/10/2039	500	450
Series 2007-GG10, Class A4
5.993%, 08/10/2045 Δ	310	233
Series 2006-RR2, Class A1
5.816%, 06/23/2046 Δ ■ ¥	359	144
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5, Class B
5.334%, 12/15/2044 Δ	245	158
Series 2007-CB20, Class AJ
6.099%, 02/12/2051 Δ	320	178
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A2
3.086%, 05/15/2027	46	46
Series 2005-C7, Class A2
5.103%, 11/15/2030	800	752
Series 2008-C1, Class AJ
6.150%, 04/15/2041	200	109
Series 2007-C7, Class AM
6.374%, 09/15/2045 Δ	370	230
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class C
5.128%, 07/12/2038 Δ	265	168
Series 2005-LC1, Class AM
5.264%, 01/12/2044 Δ	490	335
Series 2008-C1, Class A4
5.690%, 02/12/2051	120	89
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8, Class AM
5.957%, 08/12/2049 Δ	645	399
Morgan Stanley Capital I Series 2005-HQ6, Class B
5.152%, 08/13/2042 Δ	115	74
Series 2005-HQ6, Class C
5.172%, 08/13/2042 Δ	110	71
Morgan Stanley Dean Witter Capital I Series 2002-TOP7, Class A2
5.980%, 01/15/2039	1,025	956
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AJ
5.952%, 05/15/2046 Δ	430	236
Series 2007-C33, Class AJ
6.100%, 02/15/2051 Δ	420	231

		10,174

Total Asset-Backed Securities (Cost $14,614)		11,992

U.S. Government Agency Mortgage-Backed Securities – 5.7%
Adjustable Rate Δ – 0.9%
Federal Home Loan Mortgage Corporation Pool
5.771%, 07/01/2036, #1K1238 ▼	816	821
Federal National Mortgage Association Pool
6.164%, 04/01/2018, #070009	26	27
5.262%, 11/01/2034, #735054 ▼	653	653

		1,501

Fixed Rate – 4.8%
Federal Home Loan Mortgage Corporation Pool
5.500%, 03/01/2013, #E00546	57	57
4.500%, 05/01/2018, #P10032 ▼	310	303
6.500%, 11/01/2028, #C00676	360	368
7.000%, 12/01/2029, #G01091	68	70
6.500%, 07/01/2031, #A17212 ▼	215	219
6.000%, 05/01/2032, #C01361	85	86
7.000%, 08/01/2037, #H09059 ▼	734	742
Federal National Mortgage Association Pool
6.000%, 09/01/2017, #653368	144	145
4.500%, 06/01/2019, #045181	256	245
6.000%, 10/01/2022, #254513 ▼	323	325
7.000%, 04/01/2029, #323681	72	75
6.500%, 12/01/2031, #254169 ▼	240	243
6.000%, 04/01/2032, #745101 ▼	644	646
6.500%, 05/01/2032, #640032	546	558
7.000%, 07/01/2032, #545815	132	137
6.000%, 09/01/2032, #254447 ▼	274	275
5.500%, 06/01/2033, #843435	366	359
5.000%, 09/01/2033, #713735	188	179
6.000%, 11/01/2033, #772130	153	153
6.000%, 11/01/2033, #772256	175	175
5.500%, 04/01/2034, #725424	345	338
6.500%, 06/01/2034, #735273 ▼	573	584
6.500%, 04/01/2036, #852909	505	512
6.500%, 07/01/2036, #831683 ▼	511	518
6.500%, 08/01/2036, #893318 ▼	451	458
6.000%, 09/01/2037, #256890 ▼	534	526
Government National Mortgage Association Pool
6.500%, 10/20/2010, #002108	2	2
7.500%, 06/15/2027, #447728	4	5
7.500%, 09/15/2027, #455516	6	7
7.000%, 04/15/2029, #506639	143	147

		8,457

Total U.S. Government Agency Mortgage-Backed Securities (Cost $10,043)		9,958

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 1.9%
Fixed Rate – 1.9%
Federal Home Loan Mortgage Corporation Series 2763, Class TA
4.000%, 03/15/2011	430	434
Series 85, Class C
8.600%, 01/15/2021	63	67
Series 1136, Class H
6.000%, 09/15/2021	43	44
Federal National Mortgage Association Series 1989-2, Class D
8.800%, 01/25/2019	4	4

First American Funds 2008 Annual Report   63

Balanced Fund (continued)
DESCRIPTION	PAR/SHARES/CONTRACTS	VALUE

Series 1989-37, Class G
8.000%, 07/25/2019	$64	$69
Series 1990-30, Class E
6.500%, 03/25/2020	25	26
Series 1990-63, Class H
9.500%, 06/25/2020	13	14
Series 1990-89, Class K
6.500%, 07/25/2020	3	3
Series 1990-105, Class J
6.500%, 09/25/2020	40	42
Series 2005-44, Class PC
5.000%, 11/25/2027	1,139	1,144
Series 2003-81, Class MB
5.000%, 05/25/2029	960	964
Series 2005-62, Class JE
5.000%, 06/25/2035	616	604
Government National Mortgage Association Series 3, Class F
6.500%, 06/17/2020	5	5

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (Cost $3,384)		3,420

Preferred Stocks – 0.2%
Brokerage – 0.2%
Merrill Lynch	13,700	281

Sovereign – 0.0%
Fannie Mae ▼	28,000	59

Total Preferred Stocks (Cost $1,043)		340

Options Purchased – 0.0%
Call Options Purchased – 0.0%
Euro Bund Futures December 2008 Futures Call Expires 11/21/2008
Exercise Price: $117.00	7	6
Euro Bund Futures December 2008 Futures Call Expires 11/21/2008	14	7

Exercise Price: $117.50
Total Purchased Options (Cost $13)		13

Short-Term Investments – 5.4%
Money Market Fund – 4.1%
First American Prime Obligations Fund, Class Z Å	7,230,226	7,230

U.S. Treasury Obligations – 1.3%
U.S. Treasury Bills ☐
1.640%, 11/20/2008	$425	425
2.130%, 12/18/2008	600	598
0.288%, 01/22/2009	295	295
0.425%, 01/29/2009	40	40
0.799%, 04/02/2009	910	907
0.815%, 04/09/2009	70	70

		2,335

Total Short-Term Investments (Cost $9,563)		9,565

Investment Purchased with Proceeds from Securities Lending – 20.1%
Mount Vernon Securities Lending Prime Portfolio† (Cost $35,199)	35,198,700	$35,199

Total Investments – 119.7% (Cost $248,513)		210,036

Other Assets and Liabilities, Net – (19.7)%		(34,631)

Total Net Assets – 100.0%		$175,405

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a value of $34,439 at October 31, 2008. See note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of October 31, 2008.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of October 31, 2008, the value of these investments was $9,362 or 5.3% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security is illiquid. As of October 31, 2008, the value of these investments are $856 or 0.5% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is fair valued and illiquid. As of October 31, 2008, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

ª	Security is in default at October 31, 2008.

¬	Foreign denominated security values are stated in U.S. dollars. Principal amounts are U.S. dollars unless otherwise noted.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of October 31, 2008. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

GBP –	Great Britain Pound

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

64   First American Funds 2008 Annual Report

Balanced Fund (continued)
Schedule of Open Futures Contracts
	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Australian Dollar Currency Futures	5	$333	December 2008	$(11)
British Pounds Currency Futures	(20)	(2,013)	December 2008	67
Canadian Dollar Currency Futures	23	1,915	December 2008	(214)
Euro Bund Futures	25	3,694	December 2008	52
Euro Currency Futures	8	1,274	December 2008	(9)
Eurodollar 90 Day Futures	27	26,232	December 2009	24
Japanese Yen Currency Futures	(16)	(2,028)	December 2008	30
S&P 500 Futures	14	3,386	December 2008	(724)
Swiss Franc Currency Futures	18	1,949	December 2008	(106)
U.S. Treasury 2 Year Note Futures	(98)	(21,053)	December 2008	(82)
U.S. Treasury 5 Year Note Futures	(39)	(4,417)	December 2008	20
U.S. Treasury 10 Year Note Futures	65	7,350	December 2008	(177)
U.S. Treasury Long Bond Futures	(36)	(4,073)	December 2008	227

				$(903)

Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Credit Suisse First Boston	Dow Jones CDX IG11 Index	Sell	1.500%	12/20/2013	$4,200	$(39)
Deutsche Bank	Dow Jones CDX HVOL11 Index	Sell	3.850%	12/20/2013	4,100	(55)
Deutsche Bank	Dow Jones CDX IG11 Index	Sell	1.500%	12/20/2013	6,600	(61)
JPMorgan	Deutsche Bank AG	Buy	0.525%	09/20/2012	600	19
JPMorgan	Dow Jones CDX HVOL11 Index	Sell	3.850%	12/20/2013	1,400	(22)
JPMorgan	Dow Jones iTraxx Asia ex-Japan Index	Sell	6.500%	06/20/2013	3,700	(761)
UBS	Dow Jones iTraxx Asia ex-Japan Index	Sell	6.500%	06/20/2013	1,200	(256)
UBS	Dow Jones CDX IG11 Index	Sell	1.500%	12/20/2013	900	(9)
UBS	Markit ABX AAA071 Index	Sell	0.090%	08/25/2037	650	(19)
UBS	Korea Government Investment Bond	Buy	1.050%	09/20/2015	300	41

						$(1,162)

Balanced Fund (concluded)
Interest Rate Swap Agreements
		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

JPMorgan	3-Month LIBOR	Pay	4.135%	09/24/2013	$2,000	$27
JPMorgan	3-Month LIBOR	Pay	3.612%	09/19/2013	2,000	(19)
UBS	3-Month LIBOR	Pay	4.070%	09/25/2013	1,000	10
UBS	3-Month LIBOR	Pay	2.795%	04/18/2010	3,000	(2)
UBS	3-Month LIBOR	Pay	3.343%	07/18/2010	6,000	53

						$69

First American Funds 2008 Annual Report   65

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Equity Income Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.6%
Consumer Discretionary – 6.9%
Home Depot ▼	468,022	$11,041
McDonald’s ▼	355,665	20,604
Time Warner ▼	363,555	3,668
Yum! Brands ▼	425,200	12,335

		47,648

Consumer Staples – 10.9%
Altria Group ▼	332,471	6,380
General Mills ▼	210,116	14,233
Kraft Foods, Class A ▼	211,613	6,167
Philip Morris International ▼	332,471	14,453
Procter & Gamble	181,408	11,708
Wal-Mart Stores ▼	401,171	22,389

		75,330

Energy – 15.8%
BP – ADR ▼	412,674	20,510
Chevron	352,577	26,302
ConocoPhillips	397,988	20,703
Enerplus Resources Fund	56,143	1,500
Exterran Partners	300,168	4,514
Exxon Mobil	389,224	28,849
Williams ▼	304,893	6,394

		108,772

Financials – 14.8%
AFLAC ▼	163,992	7,262
AllianceBernstein Holding	421,846	9,888
Annaly Capital Management – REIT ▼	473,883	6,587
Bank of America ▼	490,859	11,864
Barclays – ADR ▼	102,020	1,099
BB&T ▼	312,226	11,193
BlackRock ▼	44,537	5,849
Citigroup	1,116,431	15,239
Goldman Sachs Group ▼	81,983	7,583
ICICI Bank – ADR	120,481	2,059
Prudential Financial ▼	44,822	1,345
TCF Financial	733,541	13,013
Travelers	212,383	9,037

		102,018

Healthcare – 11.4%
Abbott Laboratories ▼	517,478	28,539
Allergan	49,222	1,953
Bristol-Myers Squibb ▼	668,755	13,743
Johnson & Johnson ▼	350,238	21,483
Medtronic ▼	194,497	7,844
Pfizer	277,791	4,920

		78,482

Industrials – 8.8%
3M ▼	163,737	10,528
Emerson Electric ▼	450,766	14,754
General Dynamics	179,817	10,847
General Electric ▼	665,323	12,980
United Parcel Service, Class B ▼	219,672	11,594

		60,703

Information Technology – 14.0%
CA ▼	695,624	12,382
Hewlett-Packard ▼	271,473	10,392
IBM	121,759	11,320
Intel	710,642	11,370
Intersil, Class A	347,681	4,760
MasterCard, Class A ▼	22,339	3,302
Maxim Integrated Products ▼	330,571	4,496
Microsoft ▼	768,936	17,170
QUALCOMM	387,742	14,835
Texas Instruments	325,248	6,362

		96,389

Materials – 4.6%
E.I. Du Pont de Nemours	460,487	14,736
Praxair ▼	256,628	16,719

		31,455

Telecommunication Services – 5.9%
AT&T ▼	594,940	15,927
FairPoint Communications ▼	1,335,635	5,316
Verizon Communications ▼	445,787	13,226
Windstream	871,379	6,544

		41,013

Utilities – 4.5%
Duke Energy	273,976	4,488
PNM Resources	672,213	6,554
Westar Energy ▼	568,065	11,072
Xcel Energy ▼	511,554	8,911

		31,025

Total Common Stocks (Cost $625,300)		672,835

Short-Term Investment – 1.5%
First American Prime Obligations Fund, Class Z Å
(Cost $10,644)	10,643,722	10,644

Investment Purchased with Proceeds from Securities Lending – 34.1%
Mount Vernon Securities Lending Prime Portfolio † (Cost $234,846)	234,845,523	234,846

Total Investments – 133.2% (Cost $870,790)		918,325

Other Assets and Liabilities, Net – (33.2)%		(229,066)

Total Net Assets – 100.0%		$689,259

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a value of $230,352 at October 31, 2008. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

66   First American Funds 2008 Annual Report

Global Infrastructure Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 95.4%
Australia – 7.6%
Ausnet	757,174	$558
DUET Group	120,136	192
Macquarie Airports	119,564	170
Macquarie Infrastructure Group	47,000	62
Spark Infrastructure Group	330,000	322
Transurban Group	88,689	318

		1,622

Austria – 0.4%
Oesterreichische Post	2,849	83

Belgium – 1.6%
Elia System Operator	11,142	349

Brazil – 0.7%
Companhia de Transmissao Energia Electrica Paulista ●	5,174	98
Santos Brasil Participacoes ●	12,000	54

		152

Canada – 10.4%
Boralex, Class A ●	29,947	180
Brookfield Asset Management, Class A	4,681	84
Enbridge	19,271	667
TransCanada	2,000	61
TransCanada	38,282	1,160
Westshore Terminals Income Fund	5,566	51

		2,203

China – 0.5%
Dalian Port, Class H	466,000	106

Denmark – 0.4%
AP Moller – Maersk, Class B	16	92

Finland – 0.5%
Fortum Oyj	4,243	104

France – 7.0%
Areva	15	8
Electricite de France	872	52
Eutelsat Communications	7,836	168
GDF Suez – ADR ●	719	31
GDF Suez	6,862	305
Rubis	2,000	111
SES	8,000	144
Societe des Autoroutes Paris-Rhin-Rhone	9,000	585
Suez Environnement ●	1,211	23
Vinci	1,500	54

		1,481

Germany – 5.0%
E.ON	9,113	349
Eurokai KGaA	1,258	38
Fraport	8,500	271
Hamburger Hafen und Logistik	4,806	161
RWE	3,000	250

		1,069

Great Britain – 5.4%
Centrica	45,858	225
National Grid – ADR	10,138	580
Scottish & Southern Energy	6,000	118
Serco Group	37,923	226

		1,149

Hong Kong – 4.2%
Cheung Kong Infrastructure Holdings	45,000	165
China Water Affairs Group ●	104,000	11
CLP Holdings	21,192	143
Guangdong Investment	948,000	290
Hutchison Whampoa	10,000	54
MTR	77,570	172
NWS	53,000	55

		890

Italy – 5.6%
Atlantia	26,514	485
Snam Rete Gas	77,255	391
Terna	99,492	321

		1,197

Japan – 4.1%
East Japan Railway	74	526
Japan Airport Terminal	1,550	19
Mitsubishi Logistics	242	2
Tokyo Electric Power Company	9,063	257
Tokyo Gas Company	16,000	69

		873

Mexico – 1.0%
Grupo Aeroportuario del Sureste – ADR	6,528	211

Netherlands – 1.0%
Koninklijke Vopak	6,245	203

New Zealand – 0.8%
Auckland International Airport	45,390	49
Port of Tauranga	16,696	64
Vector	50,000	60

		173

Norway – 1.0%
Hafslund, Class B	19,820	202

Portugal – 0.6%
Redes Energeticas Nacionais ●	38,814	126

Russia – 0.0%
TGK-11 ● ¥	139,193	—

Singapore – 5.1%
Cityspring Infrastructure	27,000	10
Hyflux	102,000	110
Hyflux Water Trust	421,000	98
Parkway Life – REIT	110,468	56
Singapore Post	986,835	473
SMRT	323,000	340

		1,087

Spain – 6.4%
Abertis Infraestructuras	28,467	489
Cintra Concesiones de Infraestructuras de Transporte	1,837	16
Enagas	7,706	151
Iberdrola	41,811	303
Red Electrica de Espana	9,019	395

		1,354

Switzerland – 2.4%
BKW FMB Energie	1,537	139
Flughafen Zuerich	1,393	371

		510

United Kingdom – 1.3%
United Utilities Group	24,879	281

United States – 22.4%
American Tower, Class A ●	4,301	139
CenterPoint Energy	15,980	184
Corrections Corporation of America ●	15,295	292

First American Funds 2008 Annual Report   67

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Global Infrastructure Fund (concluded)
DESCRIPTION	SHARES	VALUE

Covanta Holding ●	10,650	$230
Digital Realty Trust – REIT	13,214	442
El Paso	8,899	86
Enbridge Energy Management ●	892	34
Exelon	1,896	103
FPL Group	3,073	145
Great Lakes Dredge & Dock	4,147	19
ITC Holdings	8,165	331
Kinder Morgan Management ●	3,459	173
Northeast Utilities	27,814	627
NSTAR	17,000	562
ONEOK	1,412	45
Quanta Services ●	8,159	161
Sempra Energy	3,668	156
Skilled Healthcare Group, Class A ●	9,340	115
Southern Union	750	13
Southwest Water	17,387	139
Spectra Energy	16,602	321
WGL Holdings	2,983	96
Williams	1,717	36
Wisconsin Energy	6,983	304

		4,753

Total Common Stocks (Cost $24,926)		20,270

Short-Term Investment – 3.5%
State Street GA Prime Fund (Cost $732)	732,135	732

Total Investments – 98.9% (Cost $25,658)		21,002

Other Assets and Liabilities, Net – 1.1%		241

Total Net Assets – 100.0%		$21,243

●	Non-income producing security.

¥	Security is illiquid. As of October 31, 2008, the value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

At October 31, 2008, sector diversification of the fund was as follows:

	% of
Foreign Common Stock	Net Assets	Value

Utilities*	44.3%	$9,415
Industrials*	31.2	6,620
Energy	13.0	2,763
Financials	3.6	756
Consumer Discretionary	1.9	406
Healthcare	0.8	171
Telecommunication Services	0.6	139

Total Foreign Common Stock	95.4	20,270

Total Short-Term Investments	3.5	732

Total Investments	98.8	21,002

Other Assets and Liabilities, Net	1.1	241

Net Assets	100%	$21,243

*	The fund is significantly invested in these sectors and therefore subject to additional risks. See note 7 in Notes to Financial Statements.

International Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 84.2%
Australia – 1.7%
BHP Billiton	543,276	$10,437
Rio Tinto	28,252	1,462

		11,899

Belgium – 0.1%
Dexia	119,266	634

Brazil – 1.5%
Companhia Vale do Rio Doce – ADR	388,807	5,101
Petroleo Brasileiro – ADR	209,019	5,621

		10,722

Finland – 1.4%
Nokia Oyj	638,155	9,775

France – 12.1%
Accor	129,807	5,050
Axa	435,969	8,329
BNP Paribas	146,839	10,602
Compagnie de Saint-Gobain	97,075	3,746
GDF Suez	105,886	4,713
Imerys ▼	100,427	4,572
Lafarge	89,769	5,934
Pernod-Ricard	108,802	7,085
Sanofi-Aventis	108,404	6,868
Suez Environment ●	33,022	631
Total	465,601	25,614

		83,144

Germany – 7.3%
Bayer	155,492	8,697
Deutsche Post	241,536	2,645
E.ON	358,589	13,724
Linde	59,373	4,994
RWE	43,000	3,576
SAP	155,637	5,494
Siemens	129,028	7,751
Symrise ●	283,626	3,447

		50,328

Great Britain – 12.2%
BG Group	643,428	9,461
British Land	308,116	3,072
Centrica	868,832	4,269
GlaxoSmithKline	575,477	11,063
ICAP	1,053,738	5,251
Morrison Supermarket	1,585,528	6,751
Royal Dutch Shell, Class A	1	—
Standard Chartered	572,672	9,465
Tesco	2,290,464	12,550
Vodafone	8,062,866	15,511
WPP Group	1,079,257	6,456

		83,849

Greece – 0.4%
Piraeus Bank	221,585	2,811

Hong Kong – 4.5%
China Mobile	369,500	3,253
Esprit Holdings	898,900	5,108
Hang Lung Properties	1,445,000	3,431
HSBC	1,627,200	19,369

		31,161

Israel – 1.1%
Teva Pharmaceutical Industries – ADR	170,120	7,295

The accompanying notes are an integral part of the financial statements.

68   First American Funds 2008 Annual Report

International Fund (continued)
DESCRIPTION	SHARES	VALUE

Italy – 3.7%
Banca Intesa	2,029,915	$7,429
Eni	575,104	13,727
UniCredit	1,934,750	4,736

		25,892

Japan – 17.8%
Astellas Pharma	220,000	8,861
Canon	300,400	10,512
Daikin Industries	104,500	2,350
East Japan Railway	684	4,867
Honda Motor	422,700	10,511
Japan Tobacco	2,630	9,330
KOMATSU	484,700	5,329
Mitsubishi	448,500	7,518
Mitsubishi UFJ Financial Group	650,900	4,090
Mitsui Fudosan	271,000	4,727
Murata Manufacturing	190,000	6,548
Nidec	113,700	6,115
Nintendo	20,000	6,426
Nippon Oil	925	4
Nomura Holdings	270,400	2,562
Shin-Etsu Chemical	193,600	10,291
SMC	55,600	5,249
Sony	287,700	6,819
Sumitomo	741,100	6,520
Sumitomo Mitsui Financial Group	1,125	4,510

		123,139

Mexico – 0.9%
America Movil, Series L – ADR	94,193	2,914
Fomento Economico Mexicano – ADR	123,067	3,112

		6,026

Netherlands – 2.5%
ING Group	383,693	3,599
Philips Electronics	233,350	4,312
Reed Elsevier	392,097	5,241
Wolters Kluwer	229,202	4,057

		17,209

Norway – 0.3%
Norsk Hydro	460,493	1,924

South Korea – 0.7%
Samsung Electronics	10,830	4,566

Spain – 3.6%
Banco Bilbano Vizcaya Argentaria	573,966	6,662
Industria de Diseno Textil	181,908	6,149
Telefonica	641,277	11,873

		24,684

Sweden – 0.3%
Atlas Copco, Class A ●	276,410	2,318

Switzerland – 11.1%
ABB	619,024	8,122
Adecco	146,780	5,106
Holcim	115,689	6,571
Nestle	504,890	19,634
Novartis	283,405	14,385
Roche	96,420	14,745
Zurich Financial Services	39,522	8,019

		76,582

International Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

Taiwan – 1.0%
Taiwan Semiconductor Manufacturing – ADR	802,793	$6,631

Total Common Stocks (Cost $669,148)		580,589

Short-Term Investments – 15.7%
Money Market Fund – 13.0%
State Street GA Prime Fund	89,204,936	89,205

U.S. Treasury Obligation – 2.7%
U.S. Treasury Bill
0.740%, 12/18/2008 ☐	$18,900	18,882

Total Short-Term Investments (Cost $108,087)		108,087

Investment Purchased with Proceeds from Securities Lending – 0.0%
State Street Navigator Prime Fund †
(Cost $321)	320,627	321

Total Investments – 99.9%
(Cost $777,556)		688,997

Other Assets and Liabilities, Net – 0.1%		354

Total Net Assets – 100.0%		$689,351

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $294 at October 31, 2008.

●	Non-income producing security.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2008.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested as noted in the schedule above.

ADR –	American Depository Receipt

Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Dow Jones Euro STOXX 50 Futures	(621)	$(20,516)	December 2008	$(921)
E-Mini Emerging Markets Index Futures	(1,381)	(40,035)	December 2008	(5,171)
E-Mini MSCI EAFE Futures	360	22,946	December 2008	899
Hang Seng Index Futures	38	3,415	November 2008	287
Financial Times Index 100 Futures	519	36,571	December 2008	(3,610)
Nikkei 225 Futures	896	40,029	December 2008	(8,974)
S&P 500 Futures	96	23,215	December 2008	631
S&P TSE 60 Futures	65	6,375	December 2008	84

				$(16,775)

First American Funds 2008 Annual Report   69

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

International Fund (concluded)

At October 31, 2008, sector diversification of the fund sector was as follows:

	% of
	Net Assets	Value

Foreign Common Stock
Financials	15.8%	$109,297
Healthcare	9.2	63,217
Industrials	8.9	61,522
Energy	8.8	60,620
Consumer Staples	8.5	58,462
Materials	8.4	58,060
Consumer Discretionary	8.3	57,149
Information Technology	8.1	56,067
Telecommunication Services	4.9	33,551
Utilities	3.3	22,644

Total Foreign Common Stock	84.2	580,589

Total Short-Term Investments	15.7	108,087

Total Investment Purchased with Proceeds from Securities Lending	0.0	321

Total Investments	99.9	688,997

Other Assets and Liabilities, Net	0.1	354

Net Assets	100%	$689,351

International Fund (concluded)

International Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 85.2%
Argentina – 0.2%
Tenaris – ADR ▼	30,300	$624

Australia – 1.6%
BHP Billiton	71,873	1,381
National Australia Bank ▼	40,930	664
Rio Tinto	21,462	1,110
Woodside Petroleum	30,528	863

		4,018

Austria – 0.4%
Erste Bank der Oesterreichischen Sparkassen ▼	34,974	932

Bahrain – 0.0%
Investcorp Bank – ADR ●	12,100	130

Brazil – 3.8%
AES Tiete	54,014	334
Banco do Brasil	110,900	756
Banco Itau Holding Financeira – ADR ▼	88,131	975
Cia Vale do Rio Doce	78,000	915
Companhia de Concessoes Rodoviarias	46,100	455
Companhia Energetica De Minas ●	4,197	64
Companhia Vale do Rio Doce – ADR ▼	99,183	1,301
Empresa Brasileira de Aeronautica – ADR ▼	24,000	502
Iochpe Maxion ●	23,317	137
JHSF Participacoes ●	134,800	125
Klabin	121,400	198
Petroleo Brasileiro – ADR	54,688	1,471
Redecard	90,130	998
Souza Cruz	33,999	628
Suzano Papel e Celulose	52,410	319
Tam – ADR ▼	37,700	399

		9,577

Canada – 2.6%
Cameco ▼	97,259	1,578
First Quantum Minerals ▼	7,700	162
Manulife Financial	85,438	1,716
Patheon ●	64,460	106
Rogers Communications – Class B ●	74,718	2,169
Suncor Energy	40,175	961

		6,692

China – 1.5%
China Communications Construction	1,288,000	912
China Merchants Bank	577,500	885
Focus Media Holdings – ADR ▼ ●	92,769	1,719
Shougang Concord International Enterprises	1,790,000	148

		3,664

Denmark – 0.5%
Vestas Wind Systems ●	31,973	1,310

Egypt – 0.5%
Eastern Tobacco	8,765	339
Mobinil	20,165	395
Orascom Construction Industries ●	9,811	328
Orascom Telecom Holdings ●	39,283	228

		1,290

Finland – 0.4%
Nokia Oyj	72,601	1,112

France – 7.7%
Alcatel-Lucent – ADR ▼ ●	59,288	152
BNP Paribas	7,050	509
Carrefour ▼	64,984	2,745
Electricite de France	23,713	1,425
Groupe Danone ▼	23,220	1,293

The accompanying notes are an integral part of the financial statements.

70   First American Funds 2008 Annual Report

International Select Fund (continued)
DESCRIPTION	SHARES	VALUE

Iliad ▼	23,981	$1,897
L’oreal	17,618	1,334
LVMH Moet Hennessy Louis Vuitton ▼	13,749	915
Sanofi-Aventis ▼	35,960	2,278
Thales	32,700	1,312
Total ▼	48,290	2,657
Vivendi Universal ▼	112,210	2,933

		19,450

Germany – 6.0%
Adidas	23,073	790
Allianz	12,722	957
BASF	13,110	440
Deutsche Boerse	19,999	1,572
Deutsche Telekom	103,880	1,542
E.ON	41,395	1,584
Henkel KGAA ▼	60,891	1,741
Metro	26,780	851
SAP ▼	42,490	1,500
SAP – ADR	30,283	1,070
Siemens	13,061	785
Symrise	116,311	1,414
Wacker Chemie	8,712	948

		15,194

Great Britain – 13.0%
ARM Holdings ▼	705,489	1,100
Autonomy ●	121,111	1,920
BAE Systems	129,680	729
Benfield Group	219,248	1,204
BG Group	67,984	1,000
BP – ADR ▼	50,360	2,503
British Sky Broadcasting Group	139,458	849
Cadbury	229,188	2,105
Dawnay Day Treveria ●	695,980	74
Diageo	142,330	2,172
Experian Group	393,406	2,169
GlaxoSmithKline	156,090	3,001
ICAP	203,029	1,012
Kingfisher	235,680	435
Prudential	248,997	1,251
Scottish & Southern Energy	64,673	1,268
Smith & Nephew	150,948	1,382
Standard Chartered	98,713	1,631
Tesco	237,896	1,303
Vedanta Resources ▼	88,464	1,225
Vodafone Group – ADR ▼	138,550	2,670
WPP Group	313,240	1,874

		32,877

Hong Kong – 2.2%
Agile Property	3,042,000	1,011
Cheung Kong Holdings	89,490	859
Esprit Holdings	309,400	1,758
Foxconn International Holdings ●	2,588,000	953
Li & Fung	444,000	891

		5,472

Hungary – 0.1%
OTP Bank ▼ ●	10,429	173

India – 2.1%
Grasim Industries – ADR ●	9,100	189
HDFC Bank – ADR ▼	15,383	1,009
Hero Honda	20,806	319
Infosys Technologies – ADR ▼	40,164	1,177
Oil & Natural Gas	84,362	1,160
Punjab National Bank	34,329	299
Satyam Computer Services – ADR ▼	56,400	887
State Bank Of India – ADR	4,032	187

		5,227

Indonesia – 0.8%
Astra International	566,500	471
Bank Mandiri Persero	4,327,000	621
Telekomunikasi Indonesia – ADR ▼	43,500	872
United Tractors	468,166	136

		2,100

Israel – 1.2%
Bank Hapoalim B.M.	260,192	589
Delek Automotive Systems	25,300	159
Icl-Israel Chem	74,719	754
Teva Pharmaceutical Industries – ADR ▼	36,217	1,553

		3,055

Italy – 1.7%
Alleanza Assicurazioni ▼	138,770	925
Ansaldo STS ●	63,880	818
Eni	48,930	1,168
Saipem	67,027	1,260
UniCredit	4,440	11

		4,182

Japan – 14.9%
Bank of Yokohama ▼	272,321	1,321
Daiwa Securities Group ▼	116,310	658
DENSO	45,700	891
FANUC ▼	21,700	1,446
Fuji Television Network	905	1,083
The Joyo Bank ▼	420,734	1,979
KEYENCE	5,749	1,102
Kose	89,183	2,317
Mid REIT ●	210	281
Mitsubishi UFJ Financial Group	113,710	715
Mitsui Sumitomo Insurance Group	83,946	2,333
Mitsui-Soko ▼	187,841	827
NGK Insulators	106,000	1,101
Nintendo	5,500	1,767
Nippon Commercial Investment ▼ ●	158	97
Nipponkoa Insurance	399,580	2,395
Nomura Holdings	85,078	806
Nomura Research Institute	104,180	1,667
ORIX ▼	14,020	1,440
Seven & I Holdings	54,241	1,523
Shin-Etsu Chemical	30,600	1,626
SMC	22,809	2,153
Sugi Pharmacy ▼	70,899	1,705
Sumitomo Bakelite ▼	312,401	1,140
Sumitomo Trust & Banking	318,878	1,477
Suzuki Motor ▼	70,521	1,035
THK ▼	47,482	650
Toyota Motor	23,900	933
United Urban Investment	91	276
Yamada Denki ▼	15,610	850

		37,594

Luxembourg – 0.4%
Millicom International Cellular – ADR ▼	27,670	1,107

Malaysia – 0.4%
British American Tobacco	37,300	432
Plus Expressways	475,100	357
Sime Darby Berhad	164,861	291

		1,080

First American Funds 2008 Annual Report   71

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

International Select Fund (continued)
DESCRIPTION	SHARES	VALUE

Mexico – 1.0%
Desarrolladora Homex – ADR ▼ ●	17,800	$414
Fomento Economico Mexicano – ADR	2,140	54
Grupo Televisa – ADR ▼	21,200	374
Kimberly-Clark de Mexico	162,000	540
Wal-Mart de Mexico – ADR	37,279	1,018

		2,400

Netherlands – 2.2%
Heineken	87,504	2,952
ING Group	28,716	270
Koninklijke Philips Electronics – ADR	52,774	976
Philips Electronics ▼	33,840	625
Unilever NV CVA ▼	26,880	648

		5,471

Norway – 0.8%
Renewable Energy ▼ ●	97,453	919
Statoil ▼	48,717	980

		1,899

Pakistan – 0.1%
Pakistan Petroleum	64,410	153

Philippines – 0.5%
Philippine Long Distance Telephone – ADR ▼	29,300	1,198

Portugal – 0.4%
Energias de Portugal	262,690	895

Russia – 2.0%
Eurasia Drilling – GDR ●	20,200	111
Evraz Group – ADR	12,600	194
Gazprom – ADR	72,155	1,476
LUKOIL – ADR	30,750	1,180
Mechel – ADR ▼	35,800	328
Mobile Telesystems – ADR ●	25,700	1,006
Oriflame Cosmetics ▼	14,605	456
TNK-BP Holdings ●	243,052	127
Vsmpo-Avisma	1,666	91

		4,969

Singapore – 0.6%
Cosco – ADR ▼	49,600	129
DBS Group Holdings	66,650	509
Keppel	316,000	985

		1,623

South Africa – 3.0%
Aquarius Platinum	82,484	205
Gold Fields – ADR ▼	96,622	643
Kumba Iron Ore ●	47,516	626
Massmart Holdings	78,270	702
MTN Group	108,505	1,218
Murray & Roberts Holdings	48,237	327
Naspers	20,906	348
Nedbank Group	91,112	884
Pretoria Portland Cement	216,641	667
Sanlam ●	359,692	590
Steinhoff International Holdings	286,710	418
Truworths International	291,567	991

		7,619

South Korea – 2.9%
AmorePacific	712	313
GS Engineering & Construction	6,066	288
Hite Brewery ●	4,990	667
Hite Holdings ▼	3,154	55
KB Financial Group – ADR ▼ ●	40,821	1,004
Samsung Electronics	2,500	1,054
Samsung Electronics – GDR	11,587	2,401
Samsung Electronics – GDR	700	144
Samsung Electronics – GDR	600	78
Shinhan Financial Group – ADR ▼ ●	13,000	647
Woongjin Coway	33,330	686

		7,337

Spain – 1.7%
Banco Bilbano Vizcaya Argentaria ▼	113,790	1,321
Banco Santander Central Hispano ▼	133,115	1,440
Telefonica ▼	89,075	1,649

		4,410

Sweden – 0.7%
Ericsson	275,178	1,873

Switzerland – 4.9%
ABB	75,530	991
Credit Suisse Group	42,480	1,588
Nestle	97,248	3,782
Nobel Biocare ▼	53,970	927
Novartis	55,825	2,834
Roche	14,417	2,205

		12,327

Taiwan – 0.7%
Advanced Semiconductor	575,233	245
Advantech	147,310	205
Hon Hai Precision Industry	202,700	489
Novatek Microelectronics, Fractional Shares ● ⊡	0.67	—
Taiwan Semiconductor Manufacturing	557,812	812

		1,751

Thailand – 0.3%
Bangkok Bank	157,346	318
Banpu Public	72,500	347

		665

Turkey – 0.9%
Ford Otomotiv Sanayi ●	49,670	156
Turkcell Iletisim Hizmet – ADR ▼	108,800	1,335
Turkiye Is Bankasi ●	266,145	757

		2,248

United States – 0.5%
Dr. Pepper Snapple Group ●	1	—
Philip Morris International ▼	30,390	1,321

		1,321

Total Common Stocks (Cost $324,049)		215,019

Exchange-Traded Fund – 1.3%
PowerShares MENA Frontier Countries Portfolio (Cost $5,133)	215,000	3,264

Short-Term Investments – 19.0%
Money Market Fund – 15.7%
State Street GA Prime Fund	39,678,542	39,679

U.S. Treasury Obligation – 3.3%
U.S. Treasury Bill ☐
0.948%, 12/18/2008	$8,350	8,339

Total Short-Term Investments (Cost $48,018)		48,018

The accompanying notes are an integral part of the financial statements.

72   First American Funds 2008 Annual Report

International Select Fund (concluded)
DESCRIPTION	SHARES	VALUE

Investment Purchased with Proceeds from Securities Lending – 21.4%
State Street Navigator Prime Fund †
(Cost $53,892)	53,891,934	$53,892

Total Investments – 126.9%
(Cost $431,092)		320,193

Other Assets and Liabilities, Net – (26.9)%		(67,953)

Total Net Assets – 100.0%		$252,240

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $51,467 at October 31, 2008.
⊡	Security is fair-valued and illiquid. As of October 31, 2008, the fair value of this investment was $0 or 0.0% of total assets. See note 2 in Notes to Financial Statements.
●	Non-income producing security.
☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2008.
†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested as noted in the schedule above. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt
GDR –	Global Depository Receipt

Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Dow Jones STOXX 50 Index Futures	(207)	$(6,839)	December 2008	$(306)
E-Mini MSCI EAFE Index Futures	133	8,477	December 2008	(1,680)
E-Mini MSCI Emerging Markets Index Futures	(565)	(16,379)	December 2008	2,248
Hang Seng Index Futures	50	4,494	November 2008	378
Nikkei 225 Index Futures	204	9,114	December 2008	(1,077)
S&P 500 Index Futures	70	16,928	December 2008	(1,054)
S&P TSE 60 Futures	161	15,791	December 2008	(3,472)

				$(4,963)

At October 31, 2008, sector diversification of the fund was as follows:

	% of
	Net Assets	Value

Foreign Common Stocks
Financials	17.1%	$43,182
Consumer Staples	13.1	32,996
Consumer Discretionary	9.2	23,331
Information Technology	9.0	22,707
Industrials	8.5	21,435
Energy	7.5	18,992
Telecommunication Services	6.9	17,287
Materials	6.0	15,234
Healthcare	5.7	14,285
Utilities	2.2	5,570

Total Foreign Common Stocks	85.2	215,019

Total Exchange-Traded Funds	1.3	3,264
Total Short-Term Investments	19.0	48,018
Total Investment Purchased with Proceeds from Securities Lending	21.4	53,892

Total Investments	126.9	320,193

Other Assets and Liabilities, Net	(26.9)	(67,953)

Net Assets	100.0%	$252,240

Large Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.5%
Consumer Discretionary – 10.4%
Advance Auto Parts	150,772	$4,704
Family Dollar Stores	128,657	3,462
McDonald’s	235,888	13,665
Nike, Class B ▼	108,301	6,242
Omnicom Group ▼	202,887	5,993
Polo Ralph Lauren ▼	103,917	4,902
Target ▼	122,237	4,904
TJX	241,182	6,454

		50,326

Consumer Staples – 14.2%
CVS Caremark	188,254	5,770
H.J. Heinz	168,869	7,400
Kellogg ▼	141,527	7,136
PepsiCo	196,803	11,219
Philip Morris International	374,163	16,265
Procter & Gamble	206,288	13,314
Wal-Mart Stores ▼	129,654	7,236

		68,340

Energy – 7.1%
Cameron International ▼ ●	183,237	4,445
Exxon Mobil	67,669	5,016
Schlumberger ▼	57,668	2,978
Transocean ▼ ●	104,362	8,592
Weatherford International ▼ ●	300,647	5,075
XTO Energy ▼	223,644	8,040

		34,146

Financials – 4.0%
Bank of New York Mellon	137,235	4,474
Black Rock ▼	18,502	2,430
Charles Schwab ▼	574,257	10,980
Goldman Sachs Group ▼	16,019	1,481

		19,365

Healthcare – 16.0%
Abbott Laboratories ▼	277,970	15,330
Baxter International	196,127	11,864
Becton, Dickinson & Company	32,652	2,266
Celgene ▼ ●	150,328	9,660
Gilead Sciences ▼ ●	260,123	11,927
Invitrogen ▼ ●	131,671	3,791
Medco Health Solutions ▼ ●	140,471	5,331
St. Jude Medical ●	207,197	7,880
Thermo Fisher Scientific ●	136,287	5,533
Varian Medical Systems ●	79,820	3,632

		77,214

Industrials – 12.7%
C.H. Robinson Worldwide ▼	137,055	7,097
CSX	151,358	6,920
Dun & Bradstreet	96,663	7,123
Emerson Electric ▼	175,069	5,730
Fastenal ▼	140,319	5,649
Goodrich	104,084	3,805
Raytheon ▼	175,477	8,969
Republic Services	286,518	6,791
United Technologies ▼	161,682	8,886

		60,970

Information Technology ⊳ – 28.1%
Accenture, Class A	292,202	9,657
Activision Blizzard ●	430,958	5,370
Amphenol, Class A	257,599	7,380

First American Funds 2008 Annual Report   73

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Large Cap Growth Opportunities Fund (concluded)
DESCRIPTION	SHARES	VALUE

Apple ▼ ●	174,508	$18,775
BMC Software ▼ ●	234,169	6,046
Cisco Systems ●	872,655	15,507
Dolby Laboratories, Class A ▼ ●	114,824	3,625
Hewlett-Packard	434,988	16,652
Intel	321,766	5,148
MasterCard, Class A ▼	36,117	5,339
Microsoft ▼	350,747	7,832
Oracle ●	906,034	16,572
QUALCOMM	292,110	11,176
Research In Motion ▼ ●	53,396	2,693
Visa, Class A	65,515	3,626

		135,398

Materials – 5.2%
Ecolab ▼	122,566	4,567
Monsanto ▼	131,318	11,685
Praxair	135,535	8,830

		25,082

Telecommunication Services – 1.8%
American Tower, Class A ●	262,718	8,488

Total Common Stocks (Cost $515,609)		479,329

Short-Term Investment – 1.1%
First American Prime Obligations Fund, Class Z Å (Cost $5,366)	5,366,069	5,366

Investment Purchased with Proceeds from Securities Lending – 22.9%
Mount Vernon Securities Lending Prime Portfolio † (Cost $110,081)	110,081,027	110,081

Total Investments – 123.5% (Cost $631,056)		594,776

Other Assets and Liabilities, Net – (23.5)%		(113,280)

Total Net Assets – 100.0%		$481,496

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $108,996 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

Large Cap Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.4%
Consumer Discretionary – 15.7%
Advance Auto Parts ▼	73,361	$2,289
Burger King Holdings ▼	153,745	3,056
Comcast, Class A ▼	294,268	4,638
D.R. Horton ▼	234,488	1,731
Guess?▼	85,474	1,861
Home Depot ▼	307,029	7,243
Interpublic Group of Companies ▼ ●	356,600	1,851
McGraw-Hill ▼	90,775	2,436
Omnicom Group ▼	72,850	2,152
TJX ▼	143,775	3,847
VF ▼	41,144	2,267

		33,371

Consumer Staples – 6.0%
Molson Coors Brewing, Class B	54,159	2,023
Pepsi Bottling Group	154,666	3,576
Procter & Gamble	62,718	4,048
Wal-Mart Stores	53,426	2,982

		12,629

Energy – 11.1%
Cameron International ▼ ●	72,637	1,762
Chevron	35,671	2,661
Exxon Mobil ▼	105,179	7,796
Plains Exploration & Production ●	64,641	1,823
Weatherford International ▼ ●	172,795	2,917
Williams	177,229	3,716
XTO Energy ▼	77,815	2,797

		23,472

Financials – 16.8%
ACE ▼	46,122	2,646
Bank of America	208,898	5,049
BB&T ▼	78,273	2,806
Hudson City Bancorp ▼	130,329	2,452
Invesco ▼	186,909	2,787
JPMorgan Chase	139,595	5,758
State Street	77,470	3,358
TD Ameritrade ●	194,610	2,586
Wells Fargo ▼	176,114	5,997
Zions Bancorporation ▼	57,360	2,186

		35,625

Healthcare – 15.6%
Abbott Laboratories	89,777	4,951
Amgen ▼ ●	61,082	3,658
Baxter International ▼	67,179	4,064
Celgene ▼ ●	66,678	4,285
Gilead Sciences ▼ ●	73,364	3,364
Invitrogen ▼ ●	72,256	2,080
Medco Health Solutions ●	83,677	3,176
Medtronic	110,095	4,440
Thermo Fisher Scientific ●	76,136	3,091

		33,109

Industrials – 9.6%
3M ▼	63,291	4,070
Emerson Electric	92,989	3,044
Illinois Tool Works ▼	108,611	3,626
Raytheon ▼	76,052	3,887
Southwest Airlines ▼	186,543	2,197
United Parcel Service, Class B ▼	67,978	3,588

		20,412

The accompanying notes are an integral part of the financial statements.

74   First American Funds 2008 Annual Report

Large Cap Select Fund (concluded)
DESCRIPTION	SHARES	VALUE

Information Technology – 19.0%
Accenture, Class A ▼	86,918	$2,873
Activision Blizzard ●	170,581	2,125
Apple ▼ ●	49,994	5,379
BMC Software ▼ ●	137,202	3,542
Cisco Systems ●	299,102	5,315
Hewlett-Packard	219,867	8,416
MEMC Electronic Materials ●	115,941	2,131
Oracle ●	261,284	4,779
QUALCOMM	30,545	1,169
Symantec ●	161,096	2,027
Texas Instruments ▼	127,618	2,496

		40,252

Materials – 2.5%
Pactiv ▼ ●	224,211	5,282

Telecommunication Services – 3.1%
American Tower, Class A ●	100,640	3,252
Verizon Communications	112,150	3,327

		6,579

Total Common Stocks
(Cost $253,450)		210,731

Short-Term Investment – 1.0%
First American Prime Obligations Fund, Class Z Å (Cost $2,063)	2,063,154	2,063

Investment Purchased with Proceeds from Securities Lending – 37.8%
Mount Vernon Securities Lending Prime Portfolio † (Cost $80,273)	80,273,115	80,273

Total Investments – 138.2% (Cost $335,786)		293,067

Other Assets and Liabilities, Net – (38.2)%		(81,024)

Total Net Assets – 100.0%		$212,043

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $79,185 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Fund (concluded)

Large Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.4%
Consumer Discretionary – 8.2%
Autoliv	193,990	$4,143
Burger King Holdings	234,503	4,662
Comcast, Class A ▼	329,048	5,186
D.R. Horton	199,169	1,470
Gap ▼	534,686	6,919
Home Depot ▼	267,714	6,315
J.C. Penney ▼	223,785	5,353
Omnicom Group ▼	142,475	4,209

		38,257

Consumer Staples – 9.2%
ConAgra Foods ▼	291,853	5,084
H.J. Heinz	144,051	6,312
Kroger ▼	245,997	6,755
Procter&Gamble ▼	278,423	17,970
Wal-Mart Stores ▼	127,364	7,108

		43,229

Energy – 14.2%
Chevron	272,091	20,298
Devon Energy	63,926	5,169
Exxon Mobil ▼	335,940	24,900
Occidental Petroleum	117,047	6,501
Transocean ▼ ●	47,702	3,927
Williams	268,345	5,627

		66,422

Financials – 23.6%
ACE ▼	270,216	15,500
AON	136,551	5,776
Assurant	28,734	732
Bank of America	523,268	12,647
BB&T ▼	220,407	7,902
Citigroup ▼	456,389	6,230
Everest Re Group	28,461	2,126
Goldman Sachs Group ▼	53,381	4,938
Invesco	377,220	5,624
JPMorgan Chase	535,894	22,106
M&T Bank ▼	60,201	4,882
PartnerRe	33,012	2,235
Prudential Financial	34,360	1,031
State Street	62,082	2,691
Wells Fargo ▼	468,061	15,937

		110,357

Healthcare – 15.0%
AmerisourceBergen ▼	174,839	5,467
Amgen ▼ ●	145,656	8,723
Bristol-Myers Squibb	330,578	6,794
Johnson & Johnson ▼	307,161	18,841
Medtronic	221,151	8,919
Pfizer	599,815	10,623
Quest Diagnostics	128,605	6,019
Wyeth	153,573	4,942

		70,328

Industrials – 7.5%
Emerson Electric	90,675	2,968
General Electric	483,922	9,441
Illinois Tool Works	72,468	2,420
Republic Services	212,380	5,033
Southwest Airlines ▼	426,539	5,025

First American Funds 2008 Annual Report   75

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Large Cap Value Fund (concluded)
DESCRIPTION	SHARES	VALUE

W.W. Grainger	50,257	$3,949
Waste Management ▼	200,820	6,271

		35,107

Information Technology – 6.4%
BMC Software ●	221,669	5,724
Cisco Systems ●	397,472	7,063
Hewlett-Packard	254,413	9,739
Intel ▼	212,342	3,398
Symantec ▼ ●	326,129	4,103

		30,027

Materials – 5.4%
Eastman Chemical ▼	114,751	4,635
Freeport-McMoRan Copper & Gold ▼	52,261	1,521
Pactiv ●	447,547	10,544
Sonoco Products	352,160	8,867

		25,567

Telecommunication Services – 5.4%
AT&T	614,193	16,442
Verizon Communications	294,460	8,736

		25,178

Utilities – 3.5%
Edison International ▼	170,970	6,085
FirstEnergy ▼	92,154	4,807
PG&E ▼	149,176	5,470

		16,362

Total Common Stocks (Cost $527,958)		460,834

Short-Term Investment – 1.5%
First American Prime Obligations Fund, Class Z Å (Cost $7,257)	7,257,376	7,257

Investment Purchased with Proceeds from Securities Lending – 26.0%
Mount Vernon Securities Lending Prime Portfolio † (Cost $121,818)	121,818,059	121,818

Total Investments – 125.9% (Cost $657,033)		589,909

Other Assets and Liabilities, Net – (25.9)%		(121,466)

Total Net Assets – 100.0%		$468,443

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $120,489 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

Mid Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.3%
Consumer Discretionary – 18.3%
Advance Auto Parts	528,831	$16,500
Aeropostale ● ▼	471,972	11,427
Burger King Holdings	756,920	15,048
DeVry ▼	346,110	19,621
Family Dollar Stores ▼	754,079	20,292
Guess? ▼	475,952	10,361
Kohl’s ● ▼	560,631	19,695
Omnicom Group ▼	300,295	8,871
Polo Ralph Lauren ▼	344,520	16,251
TJX ▼	822,800	22,018
WMS Industries ● ▼	177,973	4,449
Yum! Brands	545,425	15,823

		180,356

Consumer Staples – 5.0%
Alberto-Culver ▼	641,385	16,503
Avon Products ▼	318,188	7,901
H.J. Heinz ▼	387,921	16,999
Kellogg ▼	163,552	8,246

		49,649

Energy – 9.6%
Cameron International ● ▼	556,874	13,510
Nabors Industries ●	633,438	9,109
Petrohawk Energy ● ▼	735,434	13,936
Pride International ● ▼	318,484	5,984
Quicksilver Resources ● ▼	913,726	9,567
Smith International ▼	235,557	8,122
Southwestern Energy ●	386,792	13,778
Weatherford International ● ▼	598,525	10,103
Williams	496,063	10,402

		94,511

Financials – 8.0%
Charles Schwab ▼	725,660	13,875
Invesco	746,191	11,126
Janus Capital Group ▼	553,235	6,495
Northern Trust	222,935	12,553
PartnerRe	71,885	4,866
TCF Financial ▼	779,262	13,824
TD Ameritrade ● ▼	1,185,790	15,759

		78,498

Healthcare – 18.0%
Allergan ▼	221,061	8,770
Applied Biosystems	548,828	16,920
DENTSPLY International ▼	371,648	11,291
Express Scripts ● ▼	418,507	25,366
Henry Schein ● ▼	207,527	9,714
IDEXX Laboratories ● ▼	314,506	11,068
Invitrogen ● ▼	597,198	17,193
Quest Diagnostics	294,732	13,793
St. Jude Medical ●	717,180	27,274
Thermo Fisher Scientific ●	517,072	20,993
Varian Medical Systems ●	207,229	9,431
Vertex Pharmaceuticals ● ▼	182,131	4,774

		176,587

Industrials – 13.2%
C.H. Robinson Worldwide ▼	243,403	12,603
Dun & Bradstreet ▼	213,919	15,764
Fluor ▼	140,005	5,590
Goodrich	360,190	13,169
Kansas City Southern ● ▼	236,475	7,300
Knight Transportation ▼	682,777	10,856
Republic Services	829,243	19,653

The accompanying notes are an integral part of the financial statements.

76   First American Funds 2008 Annual Report

Mid Cap Growth Opportunities Fund (concluded)
DESCRIPTION	SHARES	VALUE

Roper Industries ▼	354,804	$16,090
Ryanair Holdings – ADR ● ▼	514,255	11,452
SPX	174,312	6,753
W.W. Grainger ▼	131,354	10,321

		129,551

Information Technology – 18.7%
Activision Blizzard ●	1,477,648	18,412
Amphenol, Class A	493,152	14,129
ANSYS ●	199,419	5,709
Avnet ●	313,725	5,252
BMC Software ● ▼	676,331	17,463
Broadcom, Class A ● ▼	703,103	12,009
CA ▼	894,846	15,928
Dolby Laboratories, Class A ● ▼	388,418	12,262
F5 Networks ● ▼	752,572	18,679
Fairchild Semiconductor International ● ▼	826,290	4,693
Global Payments ▼	263,269	10,665
Intersil, Class A ▼	715,459	9,795
Juniper Networks ● ▼	1,139,240	21,349
MasterCard, Class A ▼	94,852	14,021
Mercadolibre ● ▼	220,932	3,020

		183,386

Materials – 3.6%
Ecolab ▼	311,714	11,614
Pactiv ● ▼	526,678	12,409
Sonoco Products	461,294	11,615

		35,638

Telecommunication Services – 4.9%
American Tower, Class A ●	638,767	20,639
NII Holdings ● ▼	612,616	15,781
SBA Communications, Class A ● ▼	539,504	11,324

		47,744

Total Common Stocks (Cost $1,159,580)		975,920

Short-Term Investment – 0.2%
First American Prime Obligations Fund, Class Z Å
(Cost $2,497)	2,497,068	2,497

Mount Vernon Securities Lending Prime Portfolio †
(Cost $345,289)	345,288,889	345,289

Total Investments – 134.6% (Cost $1,507,366)		1,323,706

Other Assets and Liabilities, Net – (34.6)%		(340,597)

Total Net Assets – 100.0%		$983,109

●	Non-income producing security

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $341,010 at October 31, 2008. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

Mid Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 96.1%
Consumer Discretionary – 14.4%
Advance Auto Parts	201,119	$6,275
Autoliv ▼	294,659	6,294
Burger King Holdings	506,724	10,074
D.R. Horton ▼	611,316	4,511
Family Dollar Stores	276,733	7,447
Ford Motor ▼ ●	826,997	1,811
Gap ▼	536,611	6,944
J.C. Penney ▼	130,219	3,115
Omnicom Group ▼	186,579	5,511
Sherwin-Williams ▼	93,364	5,313
Stanley Works ▼	176,269	5,771
TJX ▼	321,593	8,606
Toll Brothers ▼ ●	334,114	7,725
VF	79,756	4,395

		83,792

Consumer Staples – 8.3%
ConAgra Foods ▼	426,064	7,422
Corn Products International	85,646	2,083
H.J. Heinz	233,714	10,241
Hershey	75,920	2,827
Kroger ▼	338,484	9,295
Lorillard	86,262	5,681
Pepsi Bottling Group	451,930	10,449

		47,998

Energy – 4.6%
BJ Services ▼	201,219	2,586
El Paso ▼	647,106	6,277
EOG Resources	63,634	5,149
Nabors Industries ●	143,796	2,068
Noble Energy ▼	200,143	10,371

		26,451

Financials ⊳ – 30.0%
ACE	98,469	5,648
Ameriprise Financial	110,406	2,385
AON	340,445	14,401
Arch Capital Group ▼ ●	170,523	11,894
Assurant ▼	60,311	1,537
Astoria Financial ▼	609,236	11,588
Boston Properties – REIT ▼	104,430	7,402
City National ▼	147,391	7,890
Discover Financial Services	287,151	3,518
Essex Property Trust – REIT ▼	82,932	8,069
Everest Re Group	140,758	10,515
Federal Realty Investment Trust – REIT ▼	120,006	7,353
Fifth Third Bancorp ▼	224,920	2,440
Invesco	348,314	5,193
Lazard, Class A ▼	95,995	2,896
M&T Bank ▼	108,919	8,833
Northern Trust	120,680	6,795
PartnerRe	86,891	5,882
Public Storage – REIT ▼	75,524	6,155
StanCorp Financial Group ▼	204,763	6,978
TCF Financial ▼	446,720	7,925
TD Ameritrade ●	579,023	7,695
Vornado Realty Trust – REIT ▼	82,601	5,827
W.R. Berkley	298,594	7,844
Zions Bancorporation ▼	202,012	7,699

		174,362

Healthcare – 4.5%
AmerisourceBergen	351,272	10,984
Community Health Systems ▼ ●	138,196	2,833

First American Funds 2008 Annual Report   77

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Mid Cap Value Fund (continued)
DESCRIPTION	SHARES	VALUE

Forest Laboratories ●	202,493	$4,704
Quest Diagnostics	166,705	7,802

		26,323

Industrials – 9.4%
AGCO ▼ ●	120,284	3,791
Cooper Industries, Class A	23,662	732
Delta Air Lines ●	306,130	3,361
Eaton ▼	63,986	2,854
Illinois Tool Works ▼	131,642	4,396
Republic Services	531,566	12,598
Southwest Airlines ▼	617,520	7,274
W.W. Grainger ▼	105,937	8,324
Werner Enterprises ▼	578,434	11,349

		54,679

Information Technology – 6.9%
Amphenol, Class A	229,133	6,565
Avnet ●	302,302	5,060
BMC Software ●	295,724	7,636
CA	511,943	9,112
Harris ▼	151,535	5,448
National Semiconductor	480,576	6,329

		40,150

Materials – 7.2%
Albemarle	45,804	1,115
Celanese, Series A	150,316	2,084
Eastman Chemical ▼	124,180	5,016
Freeport-McMoRan Copper & Gold ▼	87,004	2,532
Packaging Corporation of America ▼	208,755	3,513
Pactiv ●	635,827	14,980
Sonoco Products	496,155	12,493

		41,733

Telecommunication Services – 1.8%
Windstream	1,386,592	10,413

Utilities – 9.0%
American Electric Power ▼	207,557	6,773
PG&E ▼	310,419	11,383
SCANA	167,845	5,524
Sempra Energy	238,284	10,149
Wisconsin Energy ▼	277,058	12,052
Xcel Energy	347,617	6,055

		51,936

Total Common Stocks (Cost $662,033)		557,837

Short-Term Investment – 2.3%
First American Prime Obligations Fund, Class Z Å
(Cost $13,133)	13,132,950	13,133

Investment Purchased with Proceeds from Securities Lending – 28.6%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $166,065)	166,064,845	166,065

Total Investments – 127.0%
(Cost $841,231)		737,035

Other Assets and Liabilities, Net – (27.0)%		(156,564)

Total Net Assets – 100.0%		$580,471

Mid Cap Value Fund (concluded)

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $165,710 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

78   First American Funds 2008 Annual Report

Mid Cap Value Fund (concluded)

Real Estate Securities Fund
DESCRIPTION	SHARES	VALUE

Real Estate Common Stocks ⊳ – 96.3%
Apartments – 15.1%
American Campus Communities ▼ ⊲	142,449	$3,701
Avalonbay Communities ▼ ⊲	241,546	17,155
Boardwalk Real Estate ⊲ ● ¬	106,303	2,284
BRE Properties ▼ ⊲	53,665	1,868
Camden Property Trust ▼ ⊲	285,787	9,634
Equity Residential Properties Trust ▼ ⊲	1,003,785	35,062
Essex Property Trust ▼ ⊲	166,419	16,192
Home Properties ▼ ⊲	91,333	3,698
Mid-America Apartment Communities ▼ ⊲	319,316	11,253
Northern Property ⊲ ¬	90,267	1,346
Post Properties ▼ ⊲	49,780	1,111
UDR ▼ ⊲	86,014	1,700

		105,004

Community Centers – 9.6%
Eurocommercial Properties ⊲ ¬	66,153	2,191
Federal Realty Investment Trust ▼ ⊲	281,849	17,269
Kimco Realty ▼ ⊲	1,182,873	26,709
Regency Centers ▼ ⊲	274,921	10,849
Saul Centers ▼ ⊲	108,697	3,977
Urstadt Biddle Properties, Class A ⊲	16,808	275
Weingarten Realty Investors ▼ ⊲	266,949	5,459

		66,729

Diversified – 4.1%
Brixton ⊲ ¬	592,055	1,593
Forest City Enterprises, Class A	42,472	505
Mission West Properties ▼ ⊲	163,256	1,414
Vornado Realty Trust ▼ ⊲	350,819	24,750

		28,262

Healthcare – 16.4%
Brookdale Senior Living ▼	126,502	1,090
Capital Senior Living ●	777,173	3,490
HCP ▼ ⊲	870,457	26,053
Health Care ▼ ⊲	329,279	14,656
Healthcare Realty Trust ▼ ⊲	191,114	4,883
LTC Properties ⊲	454,372	10,982
Nationwide Health Properties ⊲	274,860	8,202
OMEGA Healthcare Investors ▼ ⊲	365,657	5,510
Parkway Life ⊲ ¬	1,275,740	651
Skilled Healthcare Group, Class A ▼ ●	227,407	2,793
Ventas ▼ ⊲	1,004,809	36,233

		114,543

Hotels – 2.9%
DiamondRock Hospitality ⊲	519,972	2,694
Hersha Hospitality Trust ⊲	121,024	510
Host Marriott ▼ ⊲	1,017,830	10,524
LaSalle Hotel Properties ▼ ⊲	267,557	3,767
Marriott International, Class A ▼	127,473	2,660

		20,155

Industrials – 6.9%
AMB Property ▼ ⊲	70,302	1,689
American Tower, Class A ●	99,492	3,214
DCT Industrial Trust ▼ ⊲	702,603	3,464
EastGroup Properties ▼ ⊲	342,205	11,457
First Potomac Realty Trust ▼ ⊲	252,615	3,102
Forth Ports ¬	21,920	347
Mapletree Logistics Trust ⊲ ¬	281,083	80
Mitsubishi Logistics ¬	61,482	559
Prologis ▼ ⊲	773,340	10,827
PS Business Parks ⊲	294,763	13,344

		48,083

Malls – 10.3%
Macerich ▼ ⊲	84,678	2,491
Simon Property Group ▼ ⊲	866,999	58,115
Taubman Centers ▼ ⊲	334,609	11,116

		71,722

Manufactured Homes – 0.2%
Equity Lifestyle Properties ▼ ⊲	39,948	1,677

Net Lease – 2.7%
Entertainment Properties Trust ▼ ⊲	80,389	3,011
National Retail Properties ▼	466,483	8,317
Realty Income ▼ ⊲	332,658	7,691

		19,019

Office – 21.8%
Alexandria Real Estate Equities ▼ ⊲	104,000	7,230
BioMed Realty Trust ▼ ⊲	426,375	5,990
Boston Properties ▼ ⊲	509,452	36,110
Brookfield Asset Management, Class A ▼	532,722	9,605
Brookfield Properties	264,979	2,674
Cogdell Spencer ▼ ⊲	772,871	9,274
Corporate Office Properties Trust ▼ ⊲	190,420	5,920
Digital Realty Trust ▼ ⊲	483,620	16,192
Douglas Emmett ▼ ⊲	786,160	11,871
Duke Realty ▼ ⊲	379,600	5,356
Highwoods Properties ▼ ⊲	810,594	20,119
Kilroy Realty ▼ ⊲	74,283	2,388
Liberty Property Trust ▼ ⊲	536,387	12,793
Mack-Cali Realty ▼ ⊲	260,923	5,928
Parkway Properties ⊲	6,422	111

		151,561

Real Estate Service Provider – 0.0%
HFF ●	49,192	125

Self Storage – 6.3%
Extra Space Storage ▼ ⊲	149,141	1,717
Public Storage ▼ ⊲	517,634	42,187
Sovran Self Storage ⊲	3,278	106

		44,010

Total Common Stocks
(Cost $781,942)		670,890

Private Real Estate Company – 0.0%
Newcastle Investment Holdings ● ⊡
(Cost $153)	35,000	159

Short-Term Investment – 2.5%
First American Prime Obligations Fund, Class Z Å
(Cost $17,704)	17,704,348	17,704

Investment Purchased with Proceeds from Securities Lending – 44.0%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $306,836)	306,835,662	306,836

Total Investments – 142.8%
(Cost $1,106,635)		995,589

Other Assets and Liabilities, Net – (42.8)%		(298,494)

Total Net Assets – 100.0%		$697,095

First American Funds 2008 Annual Report   79

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Real Estate Securities Fund (concluded)

⊳	The fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $314,935 at October 31, 2008. See note 2 in Notes to Financial Statements.

⊲	Real Estate Investment Trust. As of October 31, 2008, the market value of these investments was $635,511, or 91.2% of total net assets.

●	Non-income producing security.

¬	Foreign denominated security values stated in U.S. dollars. Principal amounts are U.S. dollars unless otherwise noted.

⊡	Security is fair-valued and illiquid. As of October 31, 2008, the fair value of this investment was $159 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. Due to significant market movement on October 31, 2008, the value of the securities on loan increased. As a result, additional collateral was received from the borrower on the following business day. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Real Estate Securities Fund (concluded)

Small Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.1%
Consumer Discretionary – 14.8%
Deckers Outdoor ▼ ●	24,592	$2,087
Dick’s Sporting Goods ▼ ●	119,552	1,832
Einstein Noah Restaurant Group ▼ ●	133,895	1,074
Gymboree ▼ ●	44,992	1,163
Iconix Brand Group ▼ ●	126,493	1,377
Skechers U.S.A., Class A ●	81,454	1,106
Texas Roadhouse, Class A ▼ ●	202,094	1,419
Warnaco Group ●	58,762	1,752
WMS Industries ▼ ●	63,158	1,579
Wolverine World Wide ▼	110,532	2,597

		15,986

Consumer Staples – 2.7%
NBTY ●	58,647	1,371
Nu Skin Enterprises, Class A ▼	117,768	1,518

		2,889

Energy – 8.0%
Arena Resources ▼ ●	47,099	1,436
Carrizo Oil & Gas ▼ ●	43,213	1,011
Comstock Resources ▼ ●	19,689	973
Concho Resources ▼ ●	66,928	1,422
Dril-Quip ▼ ●	40,094	990
Oil States International ▼ ●	18,379	425
Penn Virginia ▼	25,579	951
Superior Energy Services ▼ ●	65,994	1,407

		8,615

Financials – 4.6%
American Campus Communities – REIT ▼	40,660	1,057
Boston Private Financial Holdings ▼	140,177	1,239
First Commonwealth Financial	71,523	791
Investment Technology Group ▼ ●	92,220	1,882

		4,969

Healthcare – 23.1%
Alexion Pharmaceuticals ▼ ●	33,700	1,373
Alliance Imaging ●	204,962	1,670
AMN Healthcare Services ●	78,504	706
Array BioPharma ▼ ●	235,435	1,158
BioMarin Pharmaceutical ▼ ●	63,462	1,163
Durect ▼ ●	219,903	904
Eurand ▼ ●	130,376	1,239
Hologic ▼ ●	53,423	654
Immucor ▼ ●	63,937	1,698
Integra LifeSciences ▼ ●	25,680	964
NuVasive ▼ ●	54,806	2,581
Onyx Pharmaceuticals ●	41,198	1,111
OSI Pharmaceuticals ▼ ●	29,858	1,133
Pediatrix Medical Group ▼ ●	28,882	1,116
Regeneron Pharmaceuticals ▼ ●	87,635	1,691
RTI Biologics ▼ ●	240,722	734
Skilled Healthcare Group, Class A ●	96,984	1,191
TranS1 ▼ ●	121,309	771
United Therapeutics ▼ ●	12,585	1,098
Wright Medical Group ▼ ●	84,365	1,956

		24,911

Industrials – 16.2%
Advisory Board ▼ ●	56,846	1,401
AMETEK	43,033	1,431
BE Aerospace ●	123,303	1,587
Curtiss-Wright ▼	43,257	1,596
ESCO Technologies ▼ ●	44,272	1,527
Forward Air ▼	68,256	1,786

The accompanying notes are an integral part of the financial statements.

80   First American Funds 2008 Annual Report

Small Cap Growth Opportunities Fund (continued)
DESCRIPTION	SHARES	VALUE

Kaydon	50,039	$1,672
Knight Transportation ▼	105,852	1,683
Old Dominion Freight Line ▼ ●	40,754	1,236
RBC Bearings ▼ ●	34,219	812
Tennant ▼	45,504	1,142
Watson Wyatt Worldwide, Class A ▼	37,851	1,608

		17,481

Information Technology ⊳ – 27.0%
ADTRAN ▼	68,758	1,045
ATMI ●	98,007	1,192
Belden ▼	85,993	1,792
Ciena ▼ ●	195,489	1,879
Commvault Systems ●	96,583	1,034
DealerTrack Holdings ▼ ●	126,572	1,358
F5 Networks ●	78,814	1,956
Forrester Research ●	34,765	975
Hittite Microwave ●	41,934	1,374
Intersil, Class A ▼	214,666	2,939
Lawson Software ▼ ●	273,566	1,455
MICROS Systems ▼ ●	74,081	1,262
Plantronics ▼	71,367	1,031
PMC-Sierra ▼ ●	493,815	2,311
Polycom ▼ ●	120,819	2,538
Quest Software ▼ ●	168,978	2,239
Tellabs ●	396,921	1,683
Verigy ▼ ●	70,360	1,020
VideoPropulsion ● ⊡	780,460	—

		29,083

Materials – 1.7%
GrafTech International ●	130,158	1,056
Terra Industries ▼	36,899	811

		1,867

Total Common Stocks
(Cost $127,986)		105,801

Warrants – 0.0%
Hollis-Eden Pharmaceuticals, Warrants ● ⊡	70,545	—
Kuhlman Company, Warrants ● ⊡	281,680	—
Lantronix, Warrants ● ⊡	11,236	—

(Cost $434)		—

Short-Term Investment – 2.1%
First American Prime Obligations Fund, Class Z Å
(Cost $2,302)	2,301,956	2,302

Investment Purchased with Proceeds from Securities Lending – 44.6%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $48,170)	48,170,207	48,170

Total Investments – 144.8%
(Cost $178,892)		156,273

Other Assets and Liabilities, Net – (44.8)%		(48,381)

Total Net Assets – 100.0%		$107,892

Small Cap Growth Opportunities Fund (concluded)

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $47,103 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

⊡	Security is fair-valued and illiquid. As of October 31, 2008, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

First American Funds 2008 Annual Report   81

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Small Cap Growth Opportunities Fund (concluded)

Small Cap Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.5%
Consumer Discretionary – 16.3%
1-800-Flowers.com, Class A ●	1,501,340	$8,032
Amerigon ● ▼	297,781	1,429
ATC Technology ● ▼	321,370	7,048
Christopher & Banks ▼	728,970	3,805
Coinstar ● ▼	381,045	9,141
Cooper Tire & Rubber ▼	890,447	6,794
FGX International Holdings Limited ●	302,341	3,326
Fossil ● ▼	223,413	4,055
Interface, Class A ▼	363,983	2,566
Jos. A. Bank Clothiers ● ▼	121,314	3,090
McCormick & Schmick’s Seafood Restaurants ●	95	—
P.F. Chang’s China Bistro ● ▼	326,711	6,685
Scientific Games, Class A ● ▼	292,744	5,269
Skechers U.S.A., Class A ● ▼	480,745	6,529
Texas Roadhouse, Class A ● ▼	920,094	6,459
VistaPrint ● ▼	49,628	847
WMS Industries ● ▼	279,111	6,978

		82,053

Consumer Staples – 3.9%
Chattem ● ▼	85,092	6,439
Hain Celestial Group ● ▼	377,021	8,762
Ralcorp Holdings ● ▼	66,388	4,493

		19,694

Energy – 5.7%
Arena Resources ● ▼	77,326	2,357
Atwood Oceanics ● ▼	108,657	2,986
Cal Dive International ● ▼	246,201	2,095
Comstock Resources ● ▼	89,025	4,400
Edge Petroleum ● ▼	761,792	449
Holly	200,996	3,946
Penn Virginia ▼	74,552	2,771
Petroleum Development ● ▼	40,515	839
Tesoro ▼	385,695	3,730
TETRA Technologies ●	713,832	4,968

		28,541

Financials – 18.4%
Affiliated Managers Group ● ▼	110,219	5,112
Astoria Financial ▼	460,057	8,750
Bank of the Ozarks ▼	295,986	8,998
BioMed Realty Trust – REIT ▼	257,202	3,614
Cullen/Frost Bankers ▼	94,706	5,301
Delphi Financial Group, Class A ▼	426,962	6,725
Digital Realty Trust – REIT ▼	70,993	2,377
Dime Community Bancshares ▼	486,435	8,123
HCC Insurance Holdings	154,457	3,407
Independent Bank ▼	206,516	5,941
Kite Realty Group Trust – REIT	245,761	1,494
Knight Capital Group, Class A ● ▼	574,830	8,312
LaSalle Hotel Properties – REIT ▼	200,042	2,817
MFA Mortgage Investments – REIT ▼	1,193,111	6,562
Platinum Underwriters Holdings ▼	266,398	8,456
Umpqua Holdings ▼	189,432	3,224
Zions Bancorporation ▼	94,285	3,593

		92,806

Healthcare – 15.4%
Acorda Therapeutics ● ▼	87,294	1,781
Alexion Pharmaceuticals ● ▼	60,097	2,449
Amedisys ● ▼	65,428	3,691
Arena Pharmaceuticals ● ▼	416,423	1,533
Array BioPharma ● ▼	485,319	2,388
BioMarin Pharmaceutical ● ▼	52,152	955
Bio-Reference Laboratories ● ▼	83,759	2,060
Dexcom ● ▼	843,017	3,811
eResearchTechnology ● ▼	274,501	1,773
Exelixis ● ▼	291,848	1,004
Hologic ● ▼	83,018	1,016
ICU Medical ● ▼	295,296	9,458
Immucor ● ▼	277,300	7,362
IPC The Hospitalist ●	116,664	2,375
Isis Pharmaceuticals ● ▼	119,578	1,681
K-V Pharmaceutical, Class A ● ▼	514,704	8,750
Magellan Health Services ● ▼	57,443	2,122
Masimo ●	83,252	2,663
Myriad Genetics ● ▼	39,293	2,479
Onyx Pharmaceuticals ●	36,597	987
OSI Pharmaceuticals ● ▼	39,658	1,505
Pediatrix Medical Group ● ▼	58,846	2,274
RTI Biologics ● ▼	430,152	1,312
Senomyx ● ▼	494,337	1,236
SonoSite ● ▼	177,707	3,744
Thoratec ● ▼	126,923	3,125
TranS1 ● ▼	383,334	2,438
United Therapeutics ● ▼	14,624	1,276

		77,248

Industrials – 15.4%
Advisory Board ● ▼	266,334	6,565
Ameron International	55,898	2,627
AMETEK ▼	148,892	4,951
BE Aerospace ●	557,860	7,180
CBIZ ● ▼	410,047	3,321
Con-way	107,271	3,652
EnergySolutions	262,960	1,186
ESCO Technologies ● ▼	286,813	9,895
Forward Air ▼	289,893	7,587
IDEX ▼	211,467	4,902
Interline Brands ●	389,306	4,142
Kaydon	34,986	1,169
Knight Transportation ▼	340,761	5,418
MasTec ● ▼	788,279	6,874
Old Dominion Freight Line ● ▼	84,025	2,549
RBC Bearings ●	77,053	1,828
Waste Connections ● ▼	111,665	3,780

		77,626

Information Technology – 18.4%
ADC Telecommunications ● ▼	1,141,118	7,235
Advanced Analogic Technologies ● ▼	2,166,286	6,520
Bankrate ● ▼	27,734	913
Belden ▼	156,488	3,261
Cognex ▼	15,732	252
Commvault Systems ●	255,578	2,735
DealerTrack Holdings ● ▼	523,394	5,616
Digital River ● ▼	92,678	2,297
Emulex ● ▼	747,223	7,099
F5 Networks ● ▼	260,900	6,476
Hittite Microwave ● ▼	99,082	3,247
Netlogic Microsystems ● ▼	84,211	1,778
Omniture ● ▼	410,527	4,721
Plexus ● ▼	104,842	1,956
Polycom ● ▼	396,631	8,333
Power Integrations ●	53,017	1,113
Progress Software ● ▼	379,227	8,699
Silicon Laboratories ● ▼	200,629	5,208
Tessera Technologies ● ▼	428,877	7,411

The accompanying notes are an integral part of the financial statements.

82   First American Funds 2008 Annual Report

Small Cap Select Fund (concluded)
DESCRIPTION	SHARES	VALUE

TTM Technologies ● ▼	459,876	$3,293
VASCO Data Security International ●	375,010	4,249

		92,412

Materials – 3.2%
Albemarle ▼	262,040	6,381
AptarGroup	164,953	5,001
Terra Industries ▼	211,612	4,653

		16,035

Telecommunication Services – 0.8%
Cogent Communications Group ● ▼	412,760	1,973
General Communication, Class A ● ▼	265,211	2,037

		4,010

Utilities – 1.0%
NSTAR ▼	145,355	4,804

Total Common Stocks (Cost $640,349)		495,229

Warrants – 0.0%
Lantronix, Warrants ● ⊡ (Cost $0)	5,143	—

Short-Term Investment – 1.6%
First American Prime Obligations Fund, Class Z Å (Cost $8,081)	8,081,427	8,081

Investment Purchased with Proceeds from Securities Lending – 45.7%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $229,670)	229,669,555	229,670

Total Investments – 145.8% (Cost $878,100)		732,980

Other Assets and Liabilities, Net – (45.8)%		(230,217)

Total Net Assets – 100.0%		$502,763

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $224,819 at October 31, 2008. See note 2 in Notes to Financial Statements.

⊡	Security is fair-valued and illiquid. As of October 31, 2008, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

Small Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.6%
Consumer Discretionary – 12.7%
Aaron Rents ▼	121,872	$3,021
Ameristar Casinos ▼	95,476	879
CBRL Group ▼	52,692	1,050
Charlotte Russe Holding ●	51,452	435
Domino’s Pizza ▼ ●	223,200	1,328
Ethan Allen Interiors ▼	109,363	1,956
Group 1 Automotive ▼	101,848	1,023
Interface, Class A	235,160	1,658
Jack in the Box ●	114,189	2,295
Jos. A. Bank Clothiers ▼ ●	69,718	1,776
Monro Muffler Brake ▼	117,370	2,527
Skechers U.S.A., Class A ●	153,905	2,090
WMS Industries ●	38,744	969
Wolverine World Wide ▼	151,017	3,549

		24,556

Consumer Staples – 4.7%
Alberto-Culver	58,174	1,497
Darling International ▼ ●	96,447	727
Nu Skin Enterprises, Class A ▼	37,490	483
Ralcorp Holdings ▼ ●	46,737	3,163
Spartan Stores ▼	118,436	3,197

		9,067

Energy – 2.5%
Dril-Quip ▼ ●	31,043	767
Oil States International ▼ ●	61,885	1,431
Penn Virginia ▼	16,244	604
PetroQuest Energy ●	73,720	734
Swift Energy ▼ ●	43,702	1,402

		4,938

Financials – 35.3%
Alexandria Real Estate Equities – REIT ▼	20,093	1,397
American Equity Investment Life Holding ▼	145,824	659
Aspen Insurance Holdings	123,287	2,831
Astoria Financial ▼	144,410	2,747
Bank of the Ozarks ▼	123,745	3,762
Cathay General Bancorp ▼	134,197	3,285
Colonial BancGroup ▼	92,455	375
Delphi Financial Group, Class A ▼	176,147	2,774
First Midwest Bancorp	141,004	3,132
FPIC Insurance Group ▼ ●	49,724	2,226
Highwoods Properties – REIT ▼	82,243	2,041
IBERIABANK ▼	52,461	2,672
Independent Bank ▼	110,326	3,174
Knight Capital Group, Class A ▼ ●	191,920	2,775
LaSalle Hotel Properties – REIT ▼	88,771	1,250
MFA Mortgage Investments – REIT ▼	706,554	3,886
Mid-America Apartment Communities – REIT ▼	45,295	1,596
National Retail Properties – REIT ▼	158,426	2,825
optionsXpress Holdings ▼	86,491	1,536
Pinnacle Financial Partners ▼ ●	108,415	3,172
PS Business Parks – REIT	34,386	1,557
Selective Insurance Group ▼	108,670	2,581
Sterling Bancshares ▼	347,880	2,769
Stifel Financial ●	71,791	3,134
TCF Financial ▼	77,645	1,377
Texas Capital Bancshares ▼ ●	173,306	3,094
WSFS Financial ▼	59,587	2,852
Zions Bancorporation ▼	78,930	3,008

		68,487

First American Funds 2008 Annual Report   83

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Small Cap Value Fund (continued)
DESCRIPTION	SHARES	VALUE

Healthcare – 7.5%
CONMED ▼ ●	80,663	$2,113
Greatbatch ▼ ●	125,170	2,723
Healthspring ●	150,509	2,486
Merit Medical Systems ●	45,140	826
Pediatrix Medical Group ▼ ●	39,918	1,543
Res-Care ●	162,866	2,510
STERIS ▼	33,295	1,133
Varian ▼ ●	30,479	1,123

		14,457

Industrials – 10.7%
Apogee Enterprises ▼	68,987	680
Brady, Class A ▼	72,530	2,249
Con-way ▼	68,141	2,320
CRA International ▼ ●	62,462	1,690
Deluxe ▼	69,434	844
EMCOR Group ▼ ●	94,513	1,680
ESCO Technologies ●	33,489	1,155
Heartland Express ▼	123,507	1,895
Nordson ▼	47,869	1,768
Regal-Beloit ▼	46,725	1,521
SkyWest	100,804	1,553
Triumph Group ▼	38,186	1,675
URS ●	57,362	1,686

		20,716

Information Technology – 14.1%
Amkor Technology ●	217,132	882
CACI International, Class A ▼ ●	69,219	2,850
Emulex ●	195,618	1,858
Epicor Software ●	152,333	1,074
Ixia ▼ ●	421,772	2,809
Macrovision Solutions ▼ ●	112,505	1,247
Pericom Semiconductor ●	87,062	679
Perot Systems, Class A ●	78,967	1,136
Plantronics	114,953	1,660
Polycom ▼ ●	147,433	3,098
Progress Software ●	98,908	2,269
TriQuint Semiconductor ▼ ●	553,335	2,479
TTM Technologies ▼ ●	318,320	2,279
United Online ▼	267,075	1,976
Verigy ▼ ●	70,117	1,017

		27,313

Materials – 4.2%
Albemarle	63,319	1,542
AptarGroup	76,674	2,325
Arch Chemicals ▼	69,884	1,982
Commercial Metals ▼	74,756	830
Innophos Holdings ▼	33,680	901
Myers Industries	49,887	527

		8,107

Utilities – 5.9%
Black Hills	69,332	1,751
El Paso Electric ▼ ●	121,445	2,249
Northwest Natural Gas ▼	51,522	2,621
Portland General Electric ▼	109,868	2,254
Westar Energy ▼	137,023	2,671

		11,546

Total Common Stocks (Cost $235,519)		189,187

Exchange-Traded Fund – 0.5%
SPDR S&P Biotech (Cost $1,303)	19,977	1,073

Small Cap Value Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 0.5%
First American Prime Obligations Fund, Class Z Å (Cost $1,043)	1,043,098	$1,043

Investment Purchased with Proceeds from Securities Lending – 37.6%
Mount Vernon Securities Lending Prime Portfolio † (Cost $72,934)	72,934,425	72,934

Total Investments – 136.2% (Cost $310,799)		264,237

Other Assets and Liabilities – (36.2)%		(70,285)

Total Net Assets – 100.0%		$193,952

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $72,588 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

84   First American Funds 2008 Annual Report

Fund (concluded)

Small-Mid Cap Core Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.8%
Consumer Discretionary – 15.9%
Advance Auto Parts	37,022	$1,155
ATC Technology ▼ ●	28,605	627
Autoliv	22,512	481
Burger King Holdings	69,290	1,378
DeVry	25,566	1,449
Family Dollar Stores	49,836	1,341
Stanley Works ▼	31,558	1,033
WMS Industries ▼ ●	44,873	1,122
Wolverine World Wide ▼	32,343	760

		9,346

Consumer Staples – 6.5%
Alberto-Culver ▼	34,757	894
Darling International ▼ ●	48,285	364
Pepsi Bottling Group	21,819	504
Ralcorp Holdings ●	12,952	877
Spartan Stores ▼	43,776	1,182

		3,821

Energy – 5.2%
BJ Services ▼	53,498	688
Penn Virginia ▼	14,226	529
PetroQuest Energy ●	47,450	472
Quicksilver Resources ▼ ●	41,491	434
Superior Energy Services ▼ ●	22,200	473
Swift Energy ▼ ●	15,590	500

		3,096

Financials – 23.8%
Arch Capital Group ●	20,798	1,451
Astoria Financial	76,827	1,461
Bank of the Ozarks ▼	39,738	1,208
BioMed Realty Trust – REIT	44,080	619
First Midwest Bancorp ▼	33,045	734
FPIC Insurance Group ▼ ●	19,032	852
Knight Capital Group, Class A ▼ ●	93,902	1,358
LTC Properties – REIT ▼	28,691	693
MFA Mortgage Investments – REIT ▼	133,081	732
Mid-America Apartment Communities – REIT ▼	19,050	671
National Retail Properties – REIT ▼	38,514	687
optionsXpress Holdings	26,310	467
Platinum Underwriters Holdings	39,252	1,246
Sterling Bancshares ▼	152,822	1,217
Zions Bancorporation ▼	15,705	599

		13,995

Healthcare – 12.5%
Applied Biosystems	23,252	717
ICU Medical ●	22,752	729
IDEXX Laboratories ▼ ●	12,735	448
Immucor ●	23,613	627
Intuitive Surgical ▼ ●	4,957	857
Magellan Health Services ●	17,369	642
OSI Pharmaceuticals ▼ ●	23,395	888
Pediatrix Medical Group ▼ ●	35,862	1,386
SonoSite ▼ ●	24,318	512
United Therapeutics ▼ ●	6,080	530

		7,336

Industrials – 10.8%
Cooper Industries, Class A	19,230	595
EMCOR Group ●	29,773	529
ESCO Technologies ●	14,829	512
Fluor	11,008	439
Forward Air ▼	41,992	1,099
Regal-Beloit	37,498	1,221
SPX	10,536	408
Watson Wyatt Worldwide, Class A ▼	14,598	620
Werner Enterprises ▼	49,177	965

		6,388

Information Technology – 13.5%
ANSYS ●	25,943	743
Avnet ●	48,740	816
Digital River ▼ ●	18,733	464
Dolby Laboratories, Class A ●	17,014	537
Emulex ●	127,556	1,212
F5 Networks ▼ ●	41,440	1,029
Fairchild Semiconductor International ●	158,135	898
Polycom ▼ ●	31,100	653
Progress Software ●	30,769	706
Quest Software ▼ ●	65,640	870

		7,928

Materials – 7.0%
Eastman Chemical	10,398	420
Innophos Holdings	23,281	623
Pactiv ●	52,527	1,237
Sonoco Products	37,049	933
Terra Industries	40,699	895

		4,108

Utilities – 4.6%
NSTAR	31,306	1,035
SCANA	21,168	696
Westar Energy ▼	50,750	989

		2,720

Total Common Stocks (Cost $73,953)		58,738

Warrants – 0.0%
Lantronix, Warrants ⊡ (Cost $0)	746	—

Short-Term Investment – 0.6%
First American Prime Obligations Fund, Class Z Å (Cost $374)	374,197	374

Investment Purchased with Proceeds from Securities Lending – 30.5%
Mount Vernon Securities Lending Prime Portfolio † (Cost $17,930)	17,929,608	17,930

Total Investments – 130.9% (Cost $92,257)		77,042

Other Assets and Liabilities, Net – (30.9)%		(18,205)

Total Net Assets – 100.0%		$58,837

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $17,773 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

First American Funds 2008 Annual Report   85

Schedule of Investments  October 31, 2008, all dollars rounded to thousands (000)

Small-Mid Cap Core Fund (concluded)

⊡	Security is fair-valued and illiquid. As of October 31, 2008, the fair value of this investment was $0 or 0.0% of total net assets. See Note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See Note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

86   First American Funds 2008 Annual Report

(This page intentionally left blank.)

Statements ofAssets and Liabilities	October 31, 2008, all dollars and shares are rounded to thousands (000), except per share data

	Balanced	Equity	Global		International
	Fund	Income Fund	Infrastructure Fund	International Fund	Select Fund

Unaffiliated investments, at cost	$206,084	$625,300	$25,658	$777,235	$377,200
Affiliated money market fund, at cost	7,230	10,644	—	—	—
Unaffiliated investment purchased with proceeds from securities lending, at cost (note 2)	—	—	—	321	53,892
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	35,199	234,846	—	—	—
Cash denominated in foreign currencies, at cost	116	—	9	12,494	6,666

ASSETS:
Unaffiliated investments, at value* (note 2)	$167,607	$672,835	$21,002	$688,676	$266,301
Affiliated money market fund, at value (note 2)	7,230	10,644	—	—	—
Unaffiliated investment purchased with proceeds from securities lending, at value (note 2)	—	—	—	321	53,892
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	35,199	234,846	—	—	—
Cash denominated in foreign currencies, at value (note 2)	—	—	9	—	—
Cash	936	—	501	13,366	6,393
Receivable for dividends and interest	1,290	2,774	27	2,512	718
Receivable for investments sold	3,107	9,128	1,165	731	21,517
Receivable for capital shares sold	88	103	79	154	4,414
Receivable for foreign withholding tax reclaim	—	—	2	1	110
Receivable for variation margin (note 2)	—	—	—	219	—
Receivable from advisor (note 3)	—	—	37	—	—
Prepaid expenses and other assets	36	34	47	36	33

Total assets	215,493	930,364	22,869	706,016	353,378

LIABILITIES:
Bank overdraft	—	—	—	—	—
Cash denominated in foreign currencies, at value (note 2)	110	—	—	12,282	6,579
Payable for investments purchased	2,738	4,762	1,542	2,643	39,328
Payable upon return of securities loaned (note 2)	35,199	234,846	—	321	53,892
Payable for capital shares redeemed	147	894	5	659	657
Payable for swap agreements (note 2)	1,687	—	—	—	—
Payable for variation margin (note 2)	40	—	—	—	320
Payable to affiliates (note 3)	135	550	26	631	234
Payable to custodian (note 3)	—	—	34	104	127
Payable for distribution and shareholder servicing fees	19	34	1	11	1
Accrued expenses and other liabilities	13	19	18	14	—

Total liabilities	40,088	241,105	1,626	16,665	101,138

Net assets	$175,405	$689,259	$21,243	$689,351	$252,240

COMPOSITION OF NET ASSETS:
Portfolio capital	$235,668	$652,576	$29,999	$771,140	$392,588
Undistributed (distributions in excess of) net investment income	1,153	2,097	210	7,434	5,358
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, and swap agreements	(20,943)	(12,949)	(4,309)	15,881	(30,042)
Net unrealized appreciation or depreciation of:
Investments	(38,477)	47,535	(4,656)	(88,559)	(110,899)
Futures contracts	(903)	—	—	(16,775)	(4,963)
Foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	(1)	230	198
Swap agreements	(1,093)	—	—	—	—

Net assets	$175,405	$689,259	$21,243	$689,351	$252,240

* Including securities loaned, at value	$34,439	$230,352	$—	$294	$51,467

Class A:
Net assets	$61,222	$100,824	$4,022	$25,342	$1,904
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,048	9,989	626	2,918	291
Net asset value and redemption price per share	$7.61	$10.09	$6.43	$8.68	$6.53
Maximum offering price per share[1]	$8.05	$10.68	$6.80	$9.19	$6.91
Class B2,3:
Net assets	$4,422	$9,113	—	$2,499	$257
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	586	915	—	316	40
Net asset value, offering price, and redemption price per share	$7.54	$9.96	—	$7.92	$6.46
Class C2,3:
Net assets	$1,612	$4,625	—	$3,232	$226
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	212	464	—	392	35
Net asset value, offering price and redemption price per share	$7.59	$9.98	—	$8.25	$6.46
Class R2,4:
Net assets	$342	$535	—	$2	$48
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	45	53	—	— **	7
Net asset value, offering price, and redemption price per share	$7.67	$10.08	—	$8.67	$6.52
Class Y:
Net assets	$107,807	$574,162	$17,221	$658,276	$249,805
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	14,125	56,401	2,676	74,689	38,129
Net asset value, offering price, and redemption price per share	$7.63	$10.18	$6.43	$8.81	$6.55

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B, Class C, and Class R were not offered by Global Infrastructure Fund during the period. The fund began offering Class C and Class R on November 3, 2008.

[3]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

[4]	Class R is not offered by Small-Mid Cap Core Fund.

**	Due to the presentation of the Financial Statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of the financial statements.

88   First American Funds 2008 Annual Report

Large Cap Growth	Large Cap	Large Cap	Mid Cap Growth	Mid Cap	Real Estate	Small Cap Growth	Small Cap	Small Cap	Small-Mid Cap
Opportunities Fund	Select Fund	Value Fund	Opportunities Fund	Value Fund	Securities Fund	Opportunities Fund	Select Fund	Value Fund	Core Fund

$515,609	$253,450	$527,958	$1,159,580	$662,033	$782,095	$128,420	$640,349	$236,822	$73,953
5,366	2,063	7,257	2,497	13,133	17,704	2,302	8,081	1,043	374
—	—	—	—	—	—	—	—	—	—
110,081	80,273	121,818	345,289	166,065	306,836	48,170	229,670	72,934	17,930
—	—	—	—	—	—	—	—	—	—

$479,329	$210,731	$460,834	$975,920	$557,837	$671,049	$105,801	$495,229	$190,260	$58,738
5,366	2,063	7,257	2,497	13,133	17,704	2,302	8,081	1,043	374
—	—	—	—	—	—	—	—	—	—
110,081	80,273	121,818	345,289	166,065	306,836	48,170	229,670	72,934	17,930
—	—	—	—	—	—	—	—	—	—
—	1,223	—	—	9	522	—	—	1	—
568	175	1,015	559	503	726	65	381	250	41
3,177	4,733	3,021	16,985	29,256	10,952	5,910	14,079	3,894	1,869
379	121	159	631	532	6,431	42	684	46	16
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
28	27	37	41	52	49	36	42	32	26

598,928	299,346	594,141	1,341,922	767,387	1,014,269	162,326	748,166	268,460	78,994

1,098	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
4,653	6,216	3,097	11,015	19,464	8,350	6,097	13,981	1,265	1,917
110,081	80,273	121,818	345,289	166,065	306,836	48,170	229,670	72,934	17,930
1,154	610	364	1,595	807	1,322	59	1,208	102	234
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
417	188	386	835	516	597	90	465	183	60
—	—	—	—	—	—	—	—	—	—
21	1	18	71	52	53	9	65	12	8
8	15	15	8	12	16	9	14	12	8

117,432	87,303	125,698	358,813	186,916	317,174	54,434	245,403	74,508	20,157

$481,496	$212,043	$468,443	$983,109	$580,471	$697,095	$107,892	$502,763	$193,952	$58,837

$616,764	$324,380	$586,436	$1,329,413	$790,346	$941,355	$174,984	$763,479	$265,802	$522,500
1,882	727	3,618	(11)	1,332	(8)	(7)	(9)	1,164	(6)

(100,870)	(70,345)	(54,487)	(162,633)	(107,011)	(133,206)	(44,466)	(115,587)	(26,452)	(448,442)

(36,280)	(42,719)	(67,124)	(183,660)	(104,196)	(111,046)	(22,619)	(145,120)	(46,562)	(15,215)
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

$481,496	$212,043	$468,443	$983,109	$580,471	$697,095	$107,892	$502,763	$193,952	$58,837

$108,996	$79,185	$120,489	$341,010	$165,710	$314,935	$47,103	$224,819	$72,588	$17,773

$53,430	$3,608	$60,870	$209,052	$124,275	$133,162	$29,022	$166,698	$28,344	$12,848
2,484	409	4,725	8,753	7,705	10,512	2,427	20,163	3,491	1,835
$21.52	$8.83	$12.88	$23.88	$16.13	$12.67	$11.96	$8.27	$8.12	$7.00
$22.77	$9.34	$13.63	$25.27	$17.07	$13.41	$12.66	$8.75	$8.59	$7.41

$5,907	$331	$3,750	$7,241	$4,133	$3,276	$1,978	$6,249	$2,964	$2,512
296	39	303	341	271	264	186	941	420	418
$19.93	$8.58	$12.39	$21.22	$15.22	$12.39	$10.62	$6.64	$7.05	$6.01

$4,368	$180	$2,643	$13,011	$13,154	$11,458	$1,104	$17,062	$2,373	$3,068
214	21	210	584	844	921	99	2,237	329	468
$20.38	$8.56	$12.59	$22.26	$15.58	$12.44	$11.13	$7.63	$7.22	$6.56

$454	$20	$174	$21,246	$23,423	$22,813	$433	$23,069	$2,159	—
21	2	13	902	1,461	1,783	37	2,840	270	—
$21.26	$8.78	$12.85	$23.56	$16.04	$12.79	$11.83	$8.12	$8.00	—

$417,337	$207,904	$401,006	$732,559	$415,486	$526,386	$75,355	$289,685	$158,112	$40,409
18,711	23,450	30,965	28,651	25,588	41,152	5,881	32,404	18,915	5,526
$22.31	$8.87	$12.95	$25.57	$16.24	$12.79	$12.81	$8.94	$8.36	$7.31

First American Funds 2008 Annual Report   89

Statements ofOperations	For the year ended October 31, 2008, all dollars are rounded to thousands (000)

						Large Cap
			Global			Growth
	Balanced	Equity	Infrastructure	International	International	Opportunities
	Fund	Income Fund	Fund[3]	Fund	Select Fund	Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$8,229	$6	$7	$718	$1,172	$—
Dividends from unaffiliated investments	2,364	34,285	325	44,530	8,432	7,775
Dividends from affiliated money market fund	158	535	—	—	—	314
Less: Foreign taxes withheld	(7)	(4)	(23)	(4,060)	(676)	(34)
Securities lending income	307	1,021	—	2,312	351	888

Total investment income	11,051	35,843	309	43,500	9,279	8,943

EXPENSES (note 3):
Investment advisory fees	1,711	6,430	89	12,681	3,133	4,594
Administration fees	630	2,186	35	2,843	728	1,566
Transfer agent fees	216	286	63	192	124	315
Custodian fees	17	50	84	386	390	36
Legal fees	15	14	13	14	15	14
Audit fees	33	26	30	26	26	27
Registration fees	52	52	19	52	52	52
Postage & printing fees	21	70	13	92	25	46
Directors’ fees	28	28	23	28	28	29
Other expenses	20	21	21	34	26	20
Distribution and shareholder servicing fees:
Class A	217	362	2	111	8	198
Class B1	66	134	—	49	4	92
Class C1	24	72	—	55	4	69
Class R1,2	1	4	—	—	—	3

Total expenses	3,051	9,735	392	16,563	4,563	7,061

Less: Fee waivers (note 3)	(508)	(14)	(291)	(544)	(646)	(8)
Less: Indirect payments from custodian (note 3)	(2)	(2)	—	(74)	(16)	(1)

Total net expenses	2,541	9,719	101	15,945	3,901	7,052

Investment income (loss) – net	8,510	26,124	208	27,555	5,378	1,891

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Investments	(21,140)	(12,130)	(4,310)	43,357	(24,099)	(52,117)
Redemptions-in-kind (note 9)	—	4,349	—	23,282	—	—
Futures contracts	782	—	—	(12,795)	(2,901)	—
Options written	367	—	—	—	—	—
Swap agreements	391	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	12	—	2	(796)	181	—
Net change in unrealized appreciation or depreciation of:
Investments	(65,261)	(379,560)	(4,656)	(666,682)	(148,884)	(229,507)
Futures contracts	(1,285)	—	—	(16,775)	(6,171)	—
Options written	(7)	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(1)	—	(1)	138	186	—
Swap agreements	(1,575)	—	—	—	—	—

Net loss on investments, redemptions-in-kind, futures contracts, options written, foreign currency transactions, and swap agreements	(87,717)	(387,341)	(8,965)	(630,271)	(181,688)	(281,624)

Net decrease in net assets resulting from operations	$(79,207)	$(361,217)	$(8,757)	$(602,716)	$(176,310)	$(279,733)

[1]	Class B, Class C, and Class R were not offered by Global Infrastructure Fund during the period. The fund began offering Class C and Class R on November 3, 2008.

[2]	Class R is not offered by Small-Mid Cap Core Fund.

[3]	For the period December 17, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of the financial statements.

90   First American Funds 2008 Annual Report

					Small Cap
		Mid Cap Growth			Growth
Large Cap	Large Cap	Opportunities	Mid Cap	Real Estate	Opportunities	Small Cap	Small Cap	Small-Mid Cap
Select Fund	Value Fund	Fund	Value Fund	Securities Fund	Fund	Select Fund	Value Fund	Core Fund

$—	$—	$—	$—	$—	$1	$—	$—	$—
5,392	16,386	8,579	17,101	34,010	767	5,248	4,779	885
92	356	637	592	368	190	688	66	32
—	—	—	(27)	(155)	—	—	—	—
403	690	3,194	1,172	1,404	541	2,081	808	240

5,887	17,432	12,410	18,838	35,627	1,499	8,017	5,653	1,157

2,249	4,351	11,060	6,192	5,543	2,310	5,061	1,917	633
773	1,483	3,486	1,957	1,752	520	1,603	615	210
126	252	464	335	225	184	386	185	226
22	34	79	47	41	12	38	18	8
14	14	13	14	14	15	14	15	15
27	27	27	27	27	26	27	26	26
51	52	62	63	73	60	70	52	43
27	52	113	66	60	41	76	27	12
28	28	28	28	28	28	28	28	28
20	20	22	21	21	20	21	20	19

15	225	871	515	409	282	504	102	46
5	59	125	66	53	32	97	44	45
3	37	228	207	146	17	261	32	45
—	1	141	145	104	3	166	14	—

3,360	6,635	16,719	9,683	8,496	3,550	8,352	3,095	1,356

(3)	(10)	(18)	(20)	(12)	(404)	(21)	(2)	(173)
—	(2)	(11)	(3)	(4)	(1)	(3)	—	—

3,357	6,623	16,690	9,660	8,480	3,145	8,328	3,093	1,183

2,530	10,809	(4,280)	9,178	27,147	(1,646)	(311)	2,560	(26)

(68,940)	(53,971)	(139,560)	(107,430)	(128,631)	(40,776)	(93,456)	(26,457)	(7,982)
—	—	—	—	—	247	—	—	—
—	—	—	—	—	305	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

			—
—	—	—	—	(31)	—	—	—	—

(93,774)	(214,939)	(635,741)	(268,835)	(281,542)	(52,783)	(234,746)	(77,076)	(26,410)

—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

(162,714)	(268,910)	(775,301)	(376,265)	(410,204)	(93,007)	(328,202)	(103,533)	(34,392)

$(160,184)	$(258,101)	$(779,581)	$(367,087)	$(383,057)	$(94,653)	$(328,513)	$(100,973)	$(34,418)

First American Funds 2008 Annual Report   91

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

					Global
	Balanced		Equity		Infrastructure	International
	Fund		Income Fund		Fund	Fund

	Year Ended	Year Ended	Year Ended	Year Ended	12/17/07[1]	Year Ended	Year Ended
	10/31/08	10/31/07	10/31/08	10/31/07	to 10/31/08	10/31/08	10/31/07

OPERATIONS:
Investment income (loss) – net	$8,510	$6,838	$26,124	$26,412	$208	$27,555	$20,766
Net realized gain (loss) on:
Unaffiliated investments	(21,140)	36,857	(12,130)	91,683	(4,310)	43,357	165,689
Affiliated investments	—	—	—	—	—	—	—
Redemptions in-kind (note 9)	—	—	4,349	—	—	23,282	—
Futures contracts	782	(712)	—	—	—	(12,795)	—
Options written	367	(163)	—	—	—	—	—
Swap agreements	391	916	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	12	2	—	—	2	(796)	(871)
Net change in unrealized appreciation or depreciation of:
Investments	(65,261)	(7,616)	(379,560)	69,097	(4,656)	(666,682)	122,521
Futures contracts	(1,285)	317	—	—	—	(16,775)	—
Options written	(7)	7	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(1)	1	—	—	(1)	138	52
Swap agreements	(1,575)	478	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(79,207)	36,925	(361,217)	187,192	(8,757)	(602,716)	308,157

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,782)	(1,878)	(3,201)	(3,199)	—	(504)	(467)
Class B	(159)	(104)	(204)	(238)	—	(16)	(15)
Class C	(59)	(29)	(110)	(128)	—	(9)	(13)
Class R	(6)	—	(16)	(10)	—	—	—
Class Y	(5,641)	(4,784)	(19,995)	(22,721)	—	(17,791)	(18,658)
Net realized gain on investments:
Class A	(10,035)	(7,413)	(11,805)	(15,114)	—	(4,764)	(948)
Class B	(790)	(926)	(1,124)	(1,748)	—	(604)	(136)
Class C	(275)	(207)	(605)	(982)	—	(611)	(149)
Class R	(4)	(2)	(63)	(47)	—	(1)	—
Class Y	(21,214)	(17,359)	(67,897)	(99,232)	—	(133,882)	(29,782)

Total distributions	(40,965)	(32,702)	(105,020)	(143,419)	—	(158,182)	(50,168)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	4,164	7,514	7,241	14,413	5,363	6,019	11,786
Reinvestment of distributions	12,406	9,001	13,962	17,020	—	4,612	1,277
Payments for redemptions	(19,471)	(20,902)	(31,641)	(30,354)	(272)	(14,884)	(16,840)

Increase (decrease) in net assets from Class A transactions	(2,901)	(4,387)	(10,438)	1,079	5,091	(4,253)	(3,777)

Class B2:
Proceeds from sales	382	299	411	1,217	—	341	580
Reinvestment of distributions	909	992	1,248	1,875	—	597	143
Payments for redemptions (note 3)	(2,103)	(6,855)	(3,181)	(6,493)	—	(2,149)	(2,230)

Decrease in net assets from Class B transactions	(812)	(5,564)	(1,522)	(3,401)	—	(1,211)	(1,507)

Class C2:
Proceeds from sales	199	411	595	788	—	462	872
Reinvestment of distributions	319	225	666	1,026	—	556	142
Payments for redemptions (note 3)	(605)	(912)	(2,522)	(4,021)	—	(1,585)	(2,984)

Increase (decrease) in net assets from Class C transactions	(87)	(276)	(1,261)	(2,207)	—	(567)	(1,970)

Class R2:
Proceeds from sales	410	27	78	613	—	3	3
Reinvestment of distributions	10	2	79	56	—	1	—
Payments for redemptions	(2)	(19)	(193)	(287)	—	(3)	—

Increase in net assets from Class R transactions	418	10	(36)	382	—	1	3

Class Y:
Proceeds from sales	21,293	23,664	77,778	80,545	32,934	210,818	167,696
Reinvestment of distributions	25,617	21,029	39,603	56,726	—	101,831	29,171
Payments for redemptions	(82,249)	(75,193)	(216,514)	(242,377)	(8,025)	(597,730)	(512,210)

Increase (decrease) in net assets from Class Y transactions	(35,339)	(30,500)	(99,133)	(105,106)	24,909	(285,081)	(315,343)

Increase (decrease) in net assets from capital share transactions	(38,721)	(40,717)	(112,390)	(109,253)	30,000	(291,111)	(322,594)

Increase in net assets from regulatory settlement proceeds (note 10)	—	—	—	—	—	—	—

Total increase (decrease) in net assets	(158,893)	(36,494)	(578,627)	(65,480)	21,243	(1,052,009)	(64,605)
Net assets at beginning of period	334,298	370,792	1,267,886	1,333,366	—	1,741,360	1,805,965

Net assets at end of period	$175,405	$334,298	$689,259	$1,267,886	$21,243	$689,351	$1,741,360

Undistributed (distributions in excess of) net investment income at end of period	$1,153	$768	$2,097	$(490)	$210	$7,434	$18,037

[1]	Commencement of operations.

[2]	Class B, Class C and Class R were not offered by Global Infrastructure Fund during the period. The fund began offering Class C and Class R on November 3, 2008.

The accompanying notes are an integral part of the financial statements.

92   First American Funds 2008 Annual Report

International		Large Cap Growth		Large Cap		Large Cap
Select Fund		Opportunities Fund		Select Fund		Value Fund

Year Ended	12/21/06[1]	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
10/31/08	to 10/31/07	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

$5,378	$2,427	$1,891	$454	$2,530	$2,112	$10,809	$11,387

(24,099)	2,639	(52,117)	96,005	(68,940)	64,920	(53,971)	119,358
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(2,901)	(26)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
181	(316)	—	—	—	—	—	—

(148,884)	37,985	(229,507)	85,008	(93,774)	(1,889)	(214,939)	(27,940)
(6,171)	1,208	—	—	—	—	—	—
—	—	—	—	—	—	—	—

186	12	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(176,310)	43,929	(279,733)	181,467	(160,184)	65,143	(258,101)	102,805

(19)	—	—	—	(21)	(17)	(844)	(1,259)
(1)	—	—	—	—	—	(26)	(52)
(1)	—	—	—	(1)	—	(15)	(28)
—	—	—	—	—	—	(1)	(1)
(2,254)	(49)	(464)	(1,284)	(1,853)	(2,107)	(6,296)	(10,065)

(58)	—	(8,176)	(1,037)	(1,002)	(116)	(13,581)	(8,885)
(7)	—	(1,066)	(159)	(87)	(11)	(962)	(738)
(6)	—	(757)	(93)	(42)	(4)	(561)	(404)
—	—	(50)	(7)	(5)	(2)	(23)	(13)
(5,572)	—	(61,331)	(8,372)	(55,522)	(7,569)	(86,486)	(62,201)

(7,918)	(49)	(71,844)	(10,952)	(58,533)	(9,826)	(108,795)	(83,646)

1,504	3,236	7,836	13,170	888	1,953	3,879	8,622
67	—	7,846	986	817	113	13,370	9,390
(1,162)	(339)	(19,590)	(26,532)	(2,403)	(2,094)	(20,859)	(22,821)

409	2,897	(3,908)	(12,376)	(698)	(28)	(3,610)	(4,809)

202	296	407	827	18	70	161	432
7	—	1,032	156	88	10	964	768
(61)	(3)	(2,852)	(5,385)	(117)	(133)	(2,115)	(3,166)

148	293	(1,413)	(4,402)	(11)	(53)	(990)	(1,966)

244	267	706	1,235	54	80	319	817
5	—	707	90	38	4	510	387
(105)	(8)	(2,155)	(2,802)	(70)	(40)	(741)	(1,866)

144	259	(742)	(1,477)	22	44	88	(662)

62	16	231	104	13	21	105	45
—	—	50	7	5	2	24	14
(8)	(1)	(89)	(221)	(15)	(111)	(36)	(39)

54	15	192	(110)	3	(88)	93	20

201,444	322,481	111,241	88,407	108,988	51,891	74,224	52,221
4,127	48	32,809	4,913	23,632	3,629	59,454	45,777
(116,875)	(22,856)	(172,512)	(285,174)	(159,401)	(136,802)	(146,403)	(213,481)

88,696	299,673	(28,462)	(191,854)	(26,781)	(81,282)	(12,725)	(115,483)

89,451	303,137	(34,333)	(210,219)	(27,465)	(81,407)	(17,144)	(122,900)

—	—	—	—	—	—	—	—

(94,777)	347,017	(385,910)	(39,704)	(246,182)	(26,090)	(384,040)	(103,741)
347,017	—	867,406	907,110	458,225	484,315	852,483	956,224

$252,240	$347,017	$481,496	$867,406	$212,043	$458,225	$468,443	$852,483

$5,358	$2,063	$1,882	$455	$727	$66	$3,618	$(8)

First American Funds 2008 Annual Report   93

Statements ofChanges in Net Assets  all dollars are rounded to thousands (000)

	Mid Cap Growth		Mid Cap		Real Estate
	Opportunities Fund		Value Fund		Securities Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

OPERATIONS:
Investment income (loss) – net	$(4,280)	$(6,938)	$9,178	$7,546	$27,147	$20,209
Net realized gain (loss) on:
Unaffiliated investments	(139,560)	219,650	(107,430)	82,464	(128,631)	78,326
Affiliated investments	—	—	—	—	—	—
Redemptions in-kind (note 9)	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—	—	(31)	—
Net change in unrealized appreciation or depreciation of:
Investments	(635,741)	162,820	(268,835)	24,636	(281,542)	(95,107)
Futures contracts	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(779,581)	375,532	(367,087)	114,646	(383,057)	3,428

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	(1,408)	(1,522)	(3,653)	(3,489)
Class B	—	—	(22)	(14)	(78)	(76)
Class C	—	—	(63)	(40)	(217)	(197)
Class R	—	—	(175)	(111)	(409)	(229)
Class Y	—	—	(5,086)	(6,390)	(14,270)	(11,675)
Net realized gain on investments:
Class A	(42,869)	(30,495)	(16,522)	(12,946)	(22,068)	(21,330)
Class B	(1,753)	(1,525)	(565)	(528)	(816)	(722)
Class C	(3,115)	(1,884)	(1,759)	(1,175)	(2,036)	(1,281)
Class R	(3,185)	(1,645)	(1,982)	(1,102)	(2,193)	(931)
Class Y	(137,824)	(106,455)	(48,932)	(42,784)	(68,467)	(65,821)

Total distributions	(188,746)	(142,004)	(76,514)	(66,612)	(114,207)	(105,751)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	59,598	113,868	48,087	154,646	96,399	105,664
Reinvestment of distributions	41,285	29,160	17,368	14,057	24,612	22,640
Payments for redemptions	(104,324)	(87,910)	(94,410)	(81,184)	(85,724)	(127,551)

Increase (decrease) in net assets from Class A transactions	(3,441)	55,118	(28,955)	87,519	35,287	753

Class B:
Proceeds from sales	738	1,912	357	1,235	517	3,037
Reinvestment of distributions	1,643	1,419	554	513	773	730
Payments for redemptions (note 3)	(3,120)	(4,702)	(1,801)	(2,298)	(2,144)	(2,757)

Decrease in net assets from Class B transactions	(739)	(1,371)	(890)	(550)	(854)	1,010

Class C:
Proceeds from sales	4,282	9,743	2,358	9,914	6,738	16,692
Reinvestment of distributions	2,677	1,764	1,585	1,083	1,755	1,193
Payments for redemptions (note 3)	(8,531)	(4,958)	(6,416)	(4,006)	(6,111)	(9,390)

Increase (decrease) in net assets from Class C transactions	(1,572)	6,549	(2,473)	6,991	2,382	8,495

Class R1:
Proceeds from sales	16,036	13,492	16,462	22,611	24,530	23,035
Reinvestment of distributions	3,185	1,645	2,152	1,204	2,601	1,152
Payments for redemptions	(9,288)	(6,431)	(9,556)	(13,287)	(8,819)	(13,301)

Increase in net assets from Class R transactions	9,933	8,706	9,058	10,528	18,312	10,886

Class Y:
Proceeds from sales	150,690	200,629	57,392	102,337	388,360	200,077
Reinvestment of distributions	104,398	78,118	39,960	34,548	49,830	42,649
Payments for redemptions	(286,403)	(221,866)	(140,793)	(127,700)	(198,925)	(275,626)

Increase (decrease) in net assets from Class Y transactions	(31,315)	56,881	(43,441)	9,185	239,265	(32,900)

Increase (decrease) in net assets from capital share transactions	(27,134)	125,883	(66,701)	113,673	294,392	(11,756)

Increase in net assets from regulatory settlement proceeds (note 10)	—	—	—	—	—	—

Total increase (decrease) in net assets	(995,461)	359,411	(510,302)	161,707	(202,872)	(114,079)
Net assets at beginning of period	1,978,570	1,619,159	1,090,773	929,006	899,967	1,014,046

Net assets at end of period	$983,109	$1,978,570	$580,471	$1,090,713	$697,095	$899,967

Undistributed (distributions in excess of) net investment income at end of period	$(11)	$(10)	$1,332	$(7)	$(8)	$(7)

[1]	Class R is not offered by Small-Mid Cap Core Fund.

The accompanying notes are an integral part of the financial statements.

94   First American Funds 2008 Annual Report

Small Cap Growth		Small Cap		Small Cap		Small-Mid Cap
Opportunities Fund		Select Fund		Value Fund		Core Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

$(1,646)	$(2,579)	$(311)	$(813)	$2,560	$4,450	$(26)	$(151)

(40,776)	29,255	(93,456)	81,194	(26,457)	42,939	(7,982)	9,015
—	—	—	(2,200)	—	—	—	—
247	—	—	6,598	—	—	—	—
305	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—

(52,783)	11,753	(234,746)	(12,056)	(77,076)	(29,588)	(26,410)	3,441
—	—	—	—	—	—	—
—	—	—	—	—	—	—
	—
—	—	—	—	—	—
—	—	—	—	—	—

(94,653)	38,429	(328,513)	72,723	(100,973)	17,801	(34,418)	12,305

—	—	—	—	(573)	(94)	—	—
—	—	—	—	(24)	—	—	—
—	—	—	—	(20)	—	—	—
—	—	—	—	(33)	(3)	—	—
—	—	(290)	—	(3,749)	(1,306)	—	(108)

(10,823)	(8,975)	(14,448)	(33,807)	(5,182)	(9,082)	—	—
(340)	(443)	(980)	(2,398)	(645)	(1,323)	—	—
(169)	(178)	(2,230)	(2,921)	(434)	(764)	—	—
(39)	(81)	(2,457)	(578)	(336)	(321)	—	—
(9,817)	(10,242)	(34,350)	(94,474)	(27,249)	(52,686)	—	—

(21,188)	(19,919)	(54,755)	(134,178)	(38,245)	(65,579)	—	(108)

17,198	42,677	111,735	169,005	2,653	9,352	3,246	5,584
10,653	8,788	13,800	24,845	5,531	8,932	—	—
(101,235)	(49,599)	(89,826)	(161,596)	(12,847)	(15,854)	(5,139)	(12,536)

(73,384)	1,866	35,709	32,254	(4,663)	2,430	(1,893)	(6,952)

103	235	324	1,987	44	183	118	294
325	412	937	2,264	642	1,220	—	—
(1,039)	(2,909)	(3,322)	(4,115)	(1,622)	(1,975)	(2,833)	(2,885)

(611)	(2,262)	(2,061)	136	(936)	(572)	(2,715)	(2,591)

214	807	4,504	21,138	477	1,120	696	1,179
154	151	2,068	2,706	411	736	—	—
(583)	(1,431)	(10,197)	(6,772)	(869)	(1,648)	(1,120)	(1,497)

(215)	(473)	(3,625)	17,072	19	208	(424)	(318)

299	449	13,319	39,652	1,187	2,573	—	—
39	81	2,457	578	369	323	—	—
(127)	(1,395)	(14,269)	(5,019)	(1,207)	(1,268)	—	—

211	(865)	1,507	35,211	349	1,628	—	—

12,641	15,021	70,683	200,087	19,705	39,919	17,744	27,632
7,546	7,633	26,896	71,615	27,122	46,881	—	38
(35,529)	(60,378)	(259,101)	(270,010)	(78,089)	(100,232)	(32,921)	(23,844)

(15,342)	(37,724)	(161,522)	1,692	(31,262)	(13,432)	(15,177)	3,826

(89,341)	(39,458)	(129,992)	86,365	(36,493)	(9,738)	(20,209)	(6,035)

2,103	177	—	—	—	—	—	—

(203,079)	(20,771)	(513,260)	24,910	(175,711)	(57,516)	(54,627)	6,162
310,971	331,742	1,016,023	991,113	369,663	427,179	113,464	107,302

$107,892	$310,971	$502,763	$1,016,023	$193,952	$369,663	$58,837	$113,464

$(7)	$(6)	$(9)	$(7)	$1,164	$3,082	$(6)	$(5)

First American Funds 2008 Annual Report   95

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Balanced Fund[1]
Class A
2008[2]	$12.44	$0.32	$(3.57)	$(3.25)	$(0.33)	$(1.25)	$(1.58)	$7.61
2007[2]	12.27	0.22	1.04	1.26	(0.21)	(0.88)	(1.09)	12.44
2006[2]	11.27	0.20	1.00	1.20	(0.20)	—	(0.20)	12.27
2005[3]	11.43	0.01	(0.17)	(0.16)	—	—	—	11.27
2005[4]	10.12	0.15	1.31	1.46	(0.15)	—	(0.15)	11.43
2004[4]	9.47	0.13	0.66	0.79	(0.14)	—	(0.14)	10.12
Class B
2008[2]	$12.34	$0.24	$(3.54)	$(3.30)	$(0.25)	$(1.25)	$(1.50)	$7.54
2007[2]	12.18	0.13	1.03	1.16	(0.12)	(0.88)	(1.00)	12.34
2006[2]	11.18	0.11	1.00	1.11	(0.11)	—	(0.11)	12.18
2005[3]	11.34	—	(0.16)	(0.16)	—	—	—	11.18
2005[4]	10.04	0.07	1.30	1.37	(0.07)	—	(0.07)	11.34
2004[4]	9.41	0.05	0.65	0.70	(0.07)	—	(0.07)	10.04
Class C
2008[2]	$12.42	$0.24	$(3.57)	$(3.33)	$(0.25)	$(1.25)	$(1.50)	$7.59
2007[2]	12.25	0.13	1.04	1.17	(0.12)	(0.88)	(1.00)	12.42
2006[2]	11.22	0.11	0.99	1.10	(0.07)	—	(0.07)	12.25
2005[3]	11.38	—	(0.16)	(0.16)	—	—	—	11.22
2005[4]	10.08	0.07	1.30	1.37	(0.07)	—	(0.07)	11.38
2004[4]	9.44	0.05	0.66	0.71	(0.07)	—	(0.07)	10.08
Class R5
2008[2]	$12.54	$0.30	$(3.61)	$(3.31)	$(0.31)	$(1.25)	$(1.56)	$7.67
2007[2]	12.35	0.19	1.07	1.26	(0.19)	(0.88)	(1.07)	12.54
2006[2]	11.29	0.17	1.01	1.18	(0.12)	—	(0.12)	12.35
2005[3]	11.45	0.01	(0.17)	(0.16)	—	—	—	11.29
2005[4]	10.14	0.11	1.32	1.43	(0.12)	—	(0.12)	11.45
2004[4]	9.49	0.14	0.64	0.78	(0.13)	—	(0.13)	10.14
Class Y
2008[2]	$12.47	$0.35	$(3.58)	$(3.23)	$(0.36)	$(1.25)	$(1.61)	$7.63
2007[2]	12.30	0.25	1.04	1.29	(0.24)	(0.88)	(1.12)	12.47
2006[2]	11.31	0.23	0.99	1.22	(0.23)	—	(0.23)	12.30
2005[3]	11.46	0.01	(0.16)	(0.15)	—	—	—	11.31
2005[4]	10.15	0.17	1.32	1.49	(0.18)	—	(0.18)	11.46
2004[4]	9.50	0.16	0.66	0.82	(0.17)	—	(0.17)	10.15

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

96   First American Funds 2008 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(29.47)%	$61,222	1.10%	3.12%	1.30%	2.92%	143%
10.97	103,818	1.10	1.79	1.24	1.65	144
10.73	106,565	1.10	1.67	1.23	1.54	143
(1.40)	112,557	1.10	0.90	1.21	0.79	12
14.51	114,388	1.06	1.35	1.21	1.20	147
8.39	119,292	1.05	1.27	1.19	1.13	110

(30.02)%	$4,422	1.85%	2.37%	2.05%	2.17%	143%
10.08	8,212	1.85	1.06	1.99	0.92	144
9.93	13,809	1.85	0.92	1.98	0.79	143
(1.41)	19,409	1.85	0.15	1.96	0.04	12
13.64	20,657	1.81	0.60	1.96	0.45	147
7.46	28,101	1.80	0.54	1.94	0.40	110

(30.06)%	$1,612	1.85%	2.37%	2.05%	2.17%	143%
10.15	2,785	1.85	1.06	1.99	0.92	144
9.86	3,030	1.85	0.92	1.98	0.79	143
(1.41)	4,787	1.85	0.15	1.96	0.04	12
13.61	5,528	1.81	0.60	1.96	0.45	147
7.53	5,890	1.80	0.55	1.94	0.41	110

(29.68)%	$342	1.35%	3.11%	1.55%	2.91%	143%
10.82	33	1.35	1.54	1.49	1.40	144
10.49	23	1.35	1.38	1.61	1.12	143
(1.40)	1	1.35	0.65	1.61	0.39	12
14.16	1	1.31	1.06	1.61	0.76	147
8.22	1	1.05	1.39	1.19	1.25	110

(29.30)%	$107,807	0.85%	3.34%	1.05%	3.14%	143%
11.21	219,450	0.85	2.05	0.99	1.91	144
10.92	247,365	0.85	1.92	0.98	1.79	143
(1.31)	254,534	0.85	1.15	0.96	1.04	12
14.76	262,557	0.81	1.60	0.96	1.45	147
8.62	283,005	0.80	1.55	0.94	1.41	110

First American Funds 2008 Annual Report   97

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net		End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Total Distributions	Period

Equity Income Fund[1]
Class A
2008[2]	$16.43	$0.33	$(5.28)	$(4.95)	$(0.29)	$(1.10)	$(1.39)	$10.09
2007[2]	15.90	0.29	1.96	2.25	(0.29)	(1.43)	(1.72)	16.43
2006[2]	13.67	0.20	2.32	2.52	(0.21)	(0.08)	(0.29)	15.90
2005[3]	13.89	0.01	(0.22)	(0.21)	(0.01)	—	(0.01)	13.67
2005[4]	12.77	0.20	1.15	1.35	(0.22)	(0.01)	(0.23)	13.89
2004[4]	11.56	0.18	1.23	1.41	(0.20)	—	(0.20)	12.77
Class B
2008[2]	$16.23	$0.22	$(5.19)	$(4.97)	$(0.20)	$(1.10)	$(1.30)	$9.96
2007[2]	15.75	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	16.23
2006[2]	13.57	0.09	2.30	2.39	(0.13)	(0.08)	(0.21)	15.75
2005[3]	13.79	—	(0.22)	(0.22)	—	—	—	13.57
2005[4]	12.68	0.10	1.14	1.24	(0.12)	(0.01)	(0.13)	13.79
2004[4]	11.49	0.08	1.22	1.30	(0.11)	—	(0.11)	12.68
Class C
2008[2]	$16.26	$0.22	$(5.20)	$(4.98)	$(0.20)	$(1.10)	$(1.30)	$9.98
2007[2]	15.78	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	16.26
2006[2]	13.59	0.10	2.30	2.40	(0.13)	(0.08)	(0.21)	15.78
2005[3]	13.81	—	(0.22)	(0.22)	—	—	—	13.59
2005[4]	12.70	0.11	1.13	1.24	(0.12)	(0.01)	(0.13)	13.81
2004[4]	11.51	0.08	1.22	1.30	(0.11)	—	(0.11)	12.70
Class R5
2008[2]	$16.41	$0.29	$(5.26)	$(4.97)	$(0.26)	$(1.10)	$(1.36)	$10.08
2007[2]	15.88	0.23	1.98	2.21	(0.25)	(1.43)	(1.68)	16.41
2006[2]	13.66	0.17	2.31	2.48	(0.18)	(0.08)	(0.26)	15.88
2005[3]	13.88	0.01	(0.23)	(0.22)	—	—	—	13.66
2005[4]	12.78	0.11	1.20	1.31	(0.20)	(0.01)	(0.21)	13.88
2004[4]	11.56	0.19	1.22	1.41	(0.19)	—	(0.19)	12.78
Class Y
2008[2]	$16.55	$0.36	$(5.30)	$(4.94)	$(0.33)	$(1.10)	$(1.43)	$10.18
2007[2]	16.00	0.33	1.98	2.31	(0.33)	(1.43)	(1.76)	16.55
2006[2]	13.76	0.24	2.33	2.57	(0.25)	(0.08)	(0.33)	16.00
2005[3]	13.98	0.01	(0.21)	(0.20)	(0.01)	(0.01)	(0.02)	13.76
2005[4]	12.85	0.24	1.15	1.39	(0.25)	(0.01)	(0.26)	13.98
2004[4]	11.63	0.21	1.24	1.45	(0.23)	—	(0.23)	12.85

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

98   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Income (Loss)
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(32.51)%	$100,824	1.17%	2.45%	1.17%	2.45%	32%
15.24	179,379	1.16	1.83	1.16	1.83	20
18.66	171,814	1.18	1.40	1.18	1.40	23
(1.53)	171,998	1.20	0.70	1.20	0.70	—
10.65	176,878	1.16	1.51	1.19	1.48	27
12.26	184,381	1.15	1.39	1.19	1.35	12

(32.95)%	$9,113	1.92%	1.69%	1.92%	1.69%	32%
14.40	16,893	1.91	1.09	1.91	1.09	20
17.76	19,845	1.93	0.65	1.93	0.65	23
(1.60)	21,003	1.95	(0.05)	1.95	(0.05)	—
9.86	21,639	1.91	0.78	1.94	0.75	27
11.37	23,869	1.90	0.65	1.94	0.61	12

(32.95)%	$4,625	1.92%	1.69%	1.92%	1.69%	32%
14.37	9,241	1.91	1.09	1.91	1.09	20
17.80	11,225	1.93	0.68	1.93	0.68	23
(1.59)	15,313	1.95	(0.05)	1.95	(0.05)	—
9.84	16,128	1.91	0.79	1.94	0.76	27
11.34	19,300	1.90	0.66	1.94	0.62	12

(32.64)%	$535	1.42%	2.20%	1.42%	2.20%	32%
14.98	940	1.41	1.48	1.41	1.48	20
18.33	511	1.43	1.14	1.57	1.00	23
(1.55)	418	1.45	0.45	1.60	0.30	—
10.33	415	1.41	0.83	1.59	0.65	27
12.18	1	1.15	1.52	1.19	1.48	12

(32.29)%	$574,162	0.92%	2.70%	0.92%	2.70%	32%
15.54	1,061,433	0.91	2.09	0.91	2.09	20
18.89	1,129,971	0.93	1.65	0.93	1.65	23
(1.50)	1,169,267	0.95	0.95	0.95	0.95	—
10.94	1,206,483	0.91	1.80	0.94	1.77	27
12.54	1,404,431	0.90	1.65	0.94	1.61	12

First American Funds 2008 Annual Report   99

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Global Infrastructure Fund[1]
Class A
2008[2]	$10.00	$0.05	$(3.62)	$(3.57)	$—	$—	$—	$6.43
Class Y
2008[2]	$10.00	$0.16	$(3.73)	$(3.57)	$—	$—	$—	$6.43

International Fund[1]
Class A
2008[3]	$17.15	$0.26	$(7.14)	$(6.88)	$(0.14)	$(1.45)	$(1.59)	$8.68
2007[3]	14.80	0.15	2.59	2.74	(0.13)	(0.26)	(0.39)	17.15
2006[3]	12.01	0.12	2.80	2.92	(0.13)	—	(0.13)	14.80
2005[4]	12.24	0.01	(0.24)	(0.23)	—	—	—	12.01
2005[5]	10.19	0.09	2.02	2.11	(0.06)	—	(0.06)	12.24
2004[5]	8.99	0.03	1.22	1.25	(0.05)	—	(0.05)	10.19
Class B
2008[3]	$15.78	$0.14	$(6.52)	$(6.38)	$(0.03)	$(1.45)	$(1.48)	$7.92
2007[3]	13.65	0.03	2.39	2.42	(0.03)	(0.26)	(0.29)	15.78
2006[3]	11.09	0.02	2.58	2.60	(0.04)	—	(0.04)	13.65
2005[4]	11.31	—	(0.22)	(0.22)	—	—	—	11.09
2005[5]	9.43	—	1.88	1.88	—	—	—	11.31
2004[5]	8.34	(0.05)	1.14	1.09	—	—	—	9.43
Class C
2008[3]	$16.36	$0.15	$(6.79)	$(6.64)	$(0.02)	$(1.45)	$(1.47)	$8.25
2007[3]	14.13	0.03	2.48	2.51	(0.02)	(0.26)	(0.28)	16.36
2006[3]	11.47	0.02	2.67	2.69	(0.03)	—	(0.03)	14.13
2005[4]	11.70	—	(0.23)	(0.23)	—	—	—	11.47
2005[5]	9.76	—	1.94	1.94	—	—	—	11.70
2004[5]	8.63	(0.05)	1.18	1.13	—	—	—	9.76
Class R6
2008[3]	$17.17	$0.19	$(7.10)	$(6.91)	$(0.14)	$(1.45)	$(1.59)	$8.67
2007[3]	14.81	0.10	2.61	2.71	(0.09)	(0.26)	(0.35)	17.17
2006[3]	11.94	0.05	2.82	2.87	—	—	—	14.81
2005[4]	12.17	(0.02)	(0.21)	(0.23)	—	—	—	11.94
2005[5]	10.11	0.09	1.97	2.06	—	—	—	12.17
2004[5]	8.98	(0.01)	1.19	1.18	(0.05)	—	(0.05)	10.11
Class Y
2008[3]	$17.38	$0.30	$(7.24)	$(6.94)	$(0.18)	$(1.45)	$(1.63)	$8.81
2007[3]	14.99	0.19	2.62	2.81	(0.16)	(0.26)	(0.42)	17.38
2006[3]	12.16	0.16	2.83	2.99	(0.16)	—	(0.16)	14.99
2005[4]	12.39	0.01	(0.24)	(0.23)	—	—	—	12.16
2005[5]	10.31	0.12	2.05	2.17	(0.09)	—	(0.09)	12.39
2004[5]	9.10	0.06	1.23	1.29	(0.08)	—	(0.08)	10.31

[1]	Per share data calculated using average shares outstanding method.

[2]	Commenced operations on December 17, 2007. All ratios for the period ended October 31, 2008 have been annualized, except total return and portfolio turnover.

[3]	For the period November 1 to October 31 in the fiscal year indicated.

[4]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the year indicated.

[6]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

100   First American Funds 2008 Annual Report

					Ratio of Net
			Ratio of Net	Ratio of	Investment
			Investment	Expenses	Income (Loss)
		Ratio of	Income	to Average	to Average
	Net Assets	Expenses to	(Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(35.70)%	$4,022	1.25%	0.80%	4.16%	(2.11)%	304%

(35.70)%	$17,221	0.99%	2.18%	3.90%	(0.73)%	304%

(43.82)%	$25,342	1.49%	1.92%	1.54%	1.87%	18%
18.92	56,705	1.49	0.97	1.53	0.93	14
24.50	52,489	1.51	0.89	1.54	0.86	17
(1.88)	48,439	1.51	0.58	1.55	0.54	—
20.80	48,851	1.56	0.77	1.61	0.72	74
13.91	44,851	1.60	0.31	1.64	0.27	77

(44.19)%	$2,499	2.24%	1.16%	2.29%	1.11%	18%
18.05	6,668	2.24	0.22	2.28	0.18	14
23.50	7,172	2.26	0.15	2.29	0.12	17
(1.95)	6,632	2.26	(0.17)	2.30	(0.21)	—
19.94	6,819	2.31	—	2.36	(0.05)	74
13.12	7,371	2.35	(0.48)	2.39	(0.52)	77

(44.21)%	$3,232	2.24%	1.20%	2.29%	1.15%	18%
18.09	7,173	2.24	0.20	2.28	0.16	14
23.53	8,049	2.26	0.16	2.29	0.13	17
(1.97)	7,520	2.26	(0.17)	2.30	(0.21)	—
19.88	7,915	2.31	(0.01)	2.36	(0.06)	74
13.14	8,542	2.35	(0.52)	2.39	(0.56)	77

(43.94)%	$2	1.74%	1.40%	1.79%	1.35%	18%
18.66	4	1.74	0.60	1.78	0.56	14
24.04	1	1.76	0.39	1.91	0.24	17
(1.89)	1	1.76	0.33	1.95	0.14	—
20.38	163	1.81	0.77	2.01	0.57	74
13.16	1	1.60	(0.11)	1.64	(0.15)	77

(43.68)%	$658,276	1.24%	2.19%	1.29%	2.14%	18%
19.23	1,670,810	1.24	1.21	1.28	1.17	14
24.81	1,738,254	1.26	1.16	1.29	1.13	17
(1.86)	1,516,510	1.26	0.83	1.30	0.79	—
21.12	1,523,057	1.31	1.07	1.36	1.02	74
14.13	1,145,409	1.35	0.59	1.39	0.55	77

First American Funds 2008 Annual Report   101

Financial Highlights   For a share outstanding throughout the indicated periods.

	Net Asset		Realized and		Distributions			Net Asset
	Value	Net	Unrealized	Total from	from Net	Distributions		Value
	Beginning	Investment	Gains (Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

International Select Fund[1]
Class A
2008[2]	$12.15	$0.15	$(5.52)	$(5.37)	$(0.06)	$(0.19)	$(0.25)	$6.53
2007[3]	10.00	0.09	2.07	2.16	(0.01)	—	(0.01)	12.15
Class B
2008[2]	$12.07	$0.08	$(5.47)	$(5.39)	$(0.03)	$(0.19)	$(0.22)	$6.46
2007[3]	10.00	0.02	2.05	2.07	—	—	—	12.07
Class C
2008[2]	$12.07	$0.09	$(5.48)	$(5.39)	$(0.03)	$(0.19)	$(0.22)	$6.46
2007[3]	10.00	0.03	2.04	2.07	—	—	—	12.07
Class R
2008[2]	$12.12	$0.08	$(5.46)	$(5.38)	$(0.03)	$(0.19)	$(0.22)	$6.52
2007[3]	10.00	0.07	2.06	2.13	(0.01)	—	(0.01)	12.12
Class Y
2008[2]	$12.17	$0.17	$(5.52)	$(5.35)	$(0.08)	$(0.19)	$(0.27)	$6.55
2007[3]	10.00	0.13	2.05	2.18	(0.01)	—	(0.01)	12.17

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	Commenced operations on December 21, 2006. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

102   First American Funds 2008 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(45.00)%	$1,904	1.49%	1.52%	1.70%	1.31%	63%
21.58	3,228	1.49	0.95	1.89	0.55	45

(45.37)%	$257	2.24%	0.79%	2.45%	0.58%	63%
20.75	324	2.24	0.24	2.64	(0.16)	45

(45.39)%	$226	2.24%	0.92%	2.45%	0.71%	63%
20.75	287	2.24	0.30	2.64	(0.10)	45

(45.10)%	$48	1.74%	0.90%	1.95%	0.69%	63%
21.27	17	1.74	0.77	2.14	0.37	45

(44.86)%	$249,805	1.24%	1.72%	1.45%	1.51%	63%
21.78	343,161	1.24	1.36	1.64	0.96	45

First American Funds 2008 Annual Report   103

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions					Net Asset
	Value	Net	Gains	Total from	from Net	Distributions	Distributions			Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	from Return		Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	of Capital		Distributions	Period

Large Cap Growth Opportunities Fund[1]
Class A
2008[2]	$36.27	$0.02	$(11.65)	$(11.63)	$—	$(3.12)	$—		$(3.12)	$21.52
2007[2]	29.58	(0.05)	7.08	7.03	—	(0.34)	—		(0.34)	36.27
2006[2]	27.86	(0.02)	1.74	1.72	—	—	—		—	29.58
2005[3]	28.02	(0.01)	(0.15)	(0.16)	—	—	—		—	27.86
2005[4]	25.00	(0.01)	3.08	3.07	(0.04)	—	(0.01)		(0.05)	28.02
2004[4]	22.84	(0.03)	2.20	2.17	(0.01)	—	—	(6)	(0.01)	25.00
Class B
2008[2]	$34.08	$(0.19)	$(10.84)	$(11.03)	$—	$(3.12)	$—		$(3.12)	$19.93
2007[2]	28.01	(0.27)	6.68	6.41	—	(0.34)	—		(0.34)	34.08
2006[2]	26.58	(0.22)	1.65	1.43	—	—	—		—	28.01
2005[3]	26.75	(0.03)	(0.14)	(0.17)	—	—	—		—	26.58
2005[4]	24.02	(0.20)	2.96	2.76	(0.02)	—	(0.01)		(0.03)	26.75
2004[4]	22.10	(0.21)	2.13	1.92	—	—	—	(6)	—	24.02
Class C
2008[2]	$34.77	$(0.19)	$(11.08)	$(11.27)	$—	$(3.12)	$—		$(3.12)	$20.38
2007[2]	28.58	(0.28)	6.81	6.53	—	(0.34)	—		(0.34)	34.77
2006[2]	27.12	(0.23)	1.69	1.46	—	—	—		—	28.58
2005[3]	27.29	(0.03)	(0.14)	(0.17)	—	—	—		—	27.12
2005[4]	24.51	(0.20)	3.00	2.80	(0.01)	—	(0.01)		(0.02)	27.29
2004[4]	22.55	(0.21)	2.17	1.96	—	—	—	(6)	—	24.51
Class R5
2008[2]	$35.97	$(0.05)	$(11.54)	$(11.59)	$—	$(3.12)	$—		$(3.12)	$21.26
2007[2]	29.41	(0.12)	7.02	6.90	—	(0.34)	—		(0.34)	35.97
2006[2]	27.78	(0.09)	1.72	1.63	—	—	—		—	29.41
2005[3]	27.94	(0.02)	(0.14)	(0.16)	—	—	—		—	27.78
2005[4]	24.98	(0.16)	3.17	3.01	(0.05)	—	—	(6)	(0.05)	27.94
2004[4]	22.85	(0.02)	2.16	2.14	(0.01)	—	—	(6)	(0.01)	24.98
Class Y
2008[2]	$37.42	$0.10	$(12.07)	$(11.97)	$(0.02)	$(3.12)	$—		$(3.14)	$22.31
2007[2]	30.48	0.03	7.30	7.33	(0.05)	(0.34)	—		(0.39)	37.42
2006[2]	28.64	0.05	1.79	1.84	—	—	—		—	30.48
2005[3]	28.79	(0.01)	(0.14)	(0.15)	—	—	—		—	28.64
2005[4]	25.63	0.07	3.15	3.22	(0.04)	—	(0.02)		(0.06)	28.79
2004[4]	23.38	0.03	2.25	2.28	(0.02)	—	(0.01)		(0.03)	25.63

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Includes a tax return of capital of less than $0.01.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

104   First American Funds 2008 Annual Report

					Ratio of Net
			Ratio of Net	Ratio of	Investment
			Investment	Expenses	Income (Loss)
		Ratio of	Income	to Average	to Average
	Net Assets	Expenses to	(Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(34.81)%	$53,430	1.20%	0.07%	1.20%	0.07%	92%
24.01	96,514	1.19	(0.15)	1.19	(0.15)	102
6.17	90,285	1.19	(0.07)	1.19	(0.07)	94
(0.57)	104,960	1.21	(0.47)	1.21	(0.47)	6
12.30	107,079	1.17	(0.03)	1.20	(0.06)	103
9.52	112,379	1.15	(0.13)	1.19	(0.17)	113

(35.33)%	$5,907	1.95%	(0.68)%	1.95%	(0.68)%	92%
23.13	11,955	1.94	(0.90)	1.94	(0.90)	102
5.38	13,990	1.94	(0.82)	1.94	(0.82)	94
(0.64)	19,601	1.96	(1.22)	1.96	(1.22)	6
11.47	20,239	1.92	(0.77)	1.95	(0.80)	103
8.69	25,633	1.90	(0.87)	1.94	(0.91)	113

(35.31)%	$4,368	1.95%	(0.68)%	1.95%	(0.68)%	92%
23.09	8,506	1.94	(0.90)	1.94	(0.90)	102
5.38	8,424	1.94	(0.82)	1.94	(0.82)	94
(0.62)	10,739	1.96	(1.22)	1.96	(1.22)	6
11.44	11,147	1.92	(0.78)	1.95	(0.81)	103
8.69	12,811	1.90	(0.87)	1.94	(0.91)	113

(35.00)%	$454	1.45%	(0.18)%	1.45%	(0.18)%	92%
23.70	566	1.44	(0.39)	1.44	(0.39)	102
5.87	558	1.44	(0.32)	1.57	(0.45)	94
(0.57)	290	1.46	(0.72)	1.61	(0.87)	6
12.04	290	1.42	(0.57)	1.60	(0.75)	103
9.38	1	1.15	(0.08)	1.19	(0.12)	113

(34.65)%	$417,337	0.95%	0.32%	0.95%	0.32%	92%
24.32	749,865	0.94	0.11	0.94	0.11	102
6.42	793,853	0.94	0.18	0.94	0.18	94
(0.52)	849,194	0.96	(0.22)	0.96	(0.22)	6
12.58	849,382	0.92	0.26	0.95	0.23	103
9.76	1,188,261	0.90	0.13	0.94	0.09	113

First American Funds 2008 Annual Report   105

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Select Fund[1]
Class A
2008[2]	$17.05	$0.06	$(6.04)	$(5.98)	$(0.04)	$(2.20)	$(2.24)	$8.83
2007[2]	15.18	0.03	2.12	2.15	(0.03)	(0.25)	(0.28)	17.05
2006[2]	14.30	0.06	1.48	1.54	(0.06)	(0.60)	(0.66)	15.18
2005[3]	14.47	—	(0.17)	(0.17)	—	—	—	14.30
2005[4]	12.52	0.06	2.15	2.21	(0.06)	(0.20)	(0.26)	14.47
2004[4]	11.45	0.04	1.19	1.23	(0.05)	(0.11)	(0.16)	12.52
Class B
2008[2]	$16.69	$(0.03)	$(5.88)	$(5.91)	$—	$(2.20)	$(2.20)	$8.58
2007[2]	14.94	(0.09)	2.09	2.00	—	(0.25)	(0.25)	16.69
2006[2]	14.12	(0.05)	1.48	1.43	(0.01)	(0.60)	(0.61)	14.94
2005[3]	14.30	(0.01)	(0.17)	(0.18)	—	—	—	14.12
2005[4]	12.41	(0.05)	2.15	2.10	(0.01)	(0.20)	(0.21)	14.30
2004[4]	11.41	(0.06)	1.18	1.12	(0.01)	(0.11)	(0.12)	12.41
Class C
2008[2]	$16.69	$(0.03)	$(5.90)	$(5.93)	$—	$(2.20)	$(2.20)	$8.56
2007[2]	14.95	(0.09)	2.08	1.99	—	(0.25)	(0.25)	16.69
2006[2]	14.13	(0.05)	1.48	1.43	(0.01)	(0.60)	(0.61)	14.95
2005[3]	14.31	(0.01)	(0.17)	(0.18)	—	—	—	14.13
2005[4]	12.43	(0.05)	2.14	2.09	(0.01)	(0.20)	(0.21)	14.31
2004[4]	11.42	(0.06)	1.19	1.13	(0.01)	(0.11)	(0.12)	12.43
Class R5
2008[2]	$16.97	$0.03	$(6.00)	$(5.97)	$(0.02)	$(2.20)	$(2.22)	$8.78
2007[2]	15.12	—	2.11	2.11	(0.01)	(0.25)	(0.26)	16.97
2006[2]	14.26	0.01	1.49	1.50	(0.04)	(0.60)	(0.64)	15.12
2005[3]	14.43	(0.01)	(0.16)	(0.17)	—	—	—	14.26
2005[4]	12.49	0.02	2.15	2.17	(0.03)	(0.20)	(0.23)	14.43
2004[4]	11.44	0.02	1.18	1.20	(0.04)	(0.11)	(0.15)	12.49
Class Y
2008[2]	$17.10	$0.09	$(6.05)	$(5.96)	$(0.07)	$(2.20)	$(2.27)	$8.87
2007[2]	15.22	0.07	2.13	2.20	(0.07)	(0.25)	(0.32)	17.10
2006[2]	14.33	0.10	1.49	1.59	(0.10)	(0.60)	(0.70)	15.22
2005[3]	14.49	—	(0.16)	(0.16)	—	—	—	14.33
2005[4]	12.53	0.09	2.16	2.25	(0.09)	(0.20)	(0.29)	14.49
2004[4]	11.45	0.07	1.19	1.26	(0.07)	(0.11)	(0.18)	12.53

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

106   First American Funds 2008 Annual Report

					Ratio of Net
			Ratio of Net	Ratio of	Investment
			Investment	Expenses	Income (Loss)
		Ratio of	Income	to Average	to Average
	Net Assets	Expenses to	(Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(39.81)%	$3,608	1.21%	0.49%	1.21%	0.49%	210%
14.36	7,998	1.19	0.20	1.19	0.20	138
11.07	7,152	1.20	0.41	1.20	0.41	112
(1.17)	5,682	1.19	(0.20)	1.19	(0.20)	8
17.83	5,299	1.17	0.41	1.22	0.36	176
10.82	714	1.15	0.30	1.21	0.24	67

(40.24)%	$331	1.96%	(0.26)%	1.96%	(0.26)%	210%
13.52	664	1.94	(0.55)	1.94	(0.55)	138
10.32	643	1.95	(0.34)	1.95	(0.34)	112
(1.26)	573	1.94	(0.95)	1.94	(0.95)	8
17.02	567	1.92	(0.36)	1.97	(0.41)	176
9.89	270	1.90	(0.44)	1.96	(0.50)	67

(40.38)%	$180	1.96%	(0.26)%	1.96%	(0.26)%	210%
13.45	325	1.94	(0.57)	1.94	(0.57)	138
10.36	248	1.95	(0.35)	1.95	(0.35)	112
(1.26)	180	1.94	(0.95)	1.94	(0.95)	8
16.91	182	1.92	(0.35)	1.97	(0.40)	176
9.98	59	1.90	(0.45)	1.96	(0.51)	67

(39.94)%	$20	1.46%	0.24%	1.46%	0.24%	210%
14.09	37	1.44	0.02	1.44	0.02	138
10.79	118	1.45	0.08	1.57	(0.04)	112
(1.18)	2	1.44	(0.45)	1.59	(0.60)	8
17.54	2	1.42	0.14	1.62	(0.06)	176
10.60	1	1.32	0.18	1.38	0.12	67

(39.63)%	$207,904	0.96%	0.74%	0.96%	0.74%	210%
14.65	449,201	0.94	0.45	0.94	0.45	138
11.37	476,154	0.95	0.66	0.95	0.66	112
(1.10)	341,061	0.94	0.05	0.94	0.05	8
18.14	329,656	0.92	0.67	0.97	0.62	176
11.10	291,807	0.90	0.57	0.96	0.51	67

First American Funds 2008 Annual Report   107

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Value Fund[1]
Class A
2008[2]	$22.61	$0.25	$(7.02)	$(6.77)	$(0.16)	$(2.80)	$(2.96)	$12.88
2007[2]	22.12	0.23	2.19	2.42	(0.24)	(1.69)	(1.93)	22.61
2006[2]	19.56	0.21	3.19	3.40	(0.21)	(0.63)	(0.84)	22.12
2005[3]	20.06	—	(0.50)	(0.50)	—	—	—	19.56
2005[4]	17.21	0.17	2.85	3.02	(0.17)	—	(0.17)	20.06
2004[4]	14.97	0.15	2.24	2.39	(0.15)	—	(0.15)	17.21
Class B
2008[2]	$21.92	$0.11	$(6.77)	$(6.66)	$(0.07)	$(2.80)	$(2.87)	$12.39
2007[2]	21.54	0.07	2.12	2.19	(0.12)	(1.69)	(1.81)	21.92
2006[2]	19.12	0.06	3.11	3.17	(0.12)	(0.63)	(0.75)	21.54
2005[3]	19.62	(0.01)	(0.49)	(0.50)	—	—	—	19.12
2005[4]	16.87	0.03	2.78	2.81	(0.06)	—	(0.06)	19.62
2004[4]	14.70	0.03	2.20	2.23	(0.06)	—	(0.06)	16.87
Class C
2008[2]	$22.21	$0.11	$(6.86)	$(6.75)	$(0.07)	$(2.80)	$(2.87)	$12.59
2007[2]	21.81	0.07	2.14	2.21	(0.12)	(1.69)	(1.81)	22.21
2006[2]	19.35	0.06	3.15	3.21	(0.12)	(0.63)	(0.75)	21.81
2005[3]	19.85	(0.01)	(0.49)	(0.50)	—	—	—	19.35
2005[4]	17.07	0.03	2.81	2.84	(0.06)	—	(0.06)	19.85
2004[4]	14.87	0.03	2.23	2.26	(0.06)	—	(0.06)	17.07
Class R5
2008[2]	$22.57	$0.20	$(6.99)	$(6.79)	$(0.13)	$(2.80)	$(2.93)	$12.85
2007[2]	22.10	0.17	2.17	2.34	(0.18)	(1.69)	(1.87)	22.57
2006[2]	19.55	0.12	3.23	3.35	(0.17)	(0.63)	(0.80)	22.10
2005[3]	20.06	(0.01)	(0.50)	(0.51)	—	—	—	19.55
2005[4]	17.22	0.12	2.85	2.97	(0.13)	—	(0.13)	20.06
2004[4]	14.96	0.17	2.23	2.40	(0.14)	—	(0.14)	17.22
Class Y
2008[2]	$22.69	$0.29	$(7.04)	$(6.75)	$(0.19)	$(2.80)	$(2.99)	$12.95
2007[2]	22.19	0.29	2.18	2.47	(0.28)	(1.69)	(1.97)	22.69
2006[2]	19.62	0.26	3.21	3.47	(0.27)	(0.63)	(0.90)	22.19
2005[3]	20.12	—	(0.50)	(0.50)	—	—	—	19.62
2005[4]	17.26	0.22	2.86	3.08	(0.22)	—	(0.22)	20.12
2004[4]	15.01	0.20	2.24	2.44	(0.19)	—	(0.19)	17.26

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

108   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Income (Loss)
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(34.00)%	$60,870	1.19%	1.41%	1.19%	1.41%	90%
11.60	113,223	1.17	1.05	1.17	1.05	81
17.93	115,438	1.19	1.05	1.19	1.05	55
(2.48)	118,443	1.21	(0.17)	1.21	(0.17)	2
17.62	121,809	1.17	0.90	1.20	0.87	61
16.01	113,683	1.15	0.91	1.19	0.87	104

(34.51)%	$3,750	1.94%	0.65%	1.94%	0.65%	90%
10.76	7,973	1.92	0.31	1.92	0.31	81
17.04	9,815	1.94	0.32	1.94	0.32	55
(2.55)	13,826	1.96	(0.92)	1.96	(0.92)	2
16.70	14,876	1.92	0.15	1.95	0.12	61
15.19	21,829	1.90	0.19	1.94	0.15	104

(34.46)%	$2,643	1.94%	0.66%	1.94%	0.66%	90%
10.71	4,587	1.92	0.31	1.92	0.31	81
17.05	5,174	1.94	0.30	1.94	0.30	55
(2.52)	5,399	1.96	(0.92)	1.96	(0.92)	2
16.75	5,710	1.92	0.15	1.95	0.12	61
15.21	6,344	1.90	0.18	1.94	0.14	104

(34.13)%	$174	1.44%	1.18%	1.44%	1.18%	90%
11.25	188	1.42	0.78	1.42	0.78	81
17.63	164	1.44	0.58	1.55	0.47	55
(2.54)	7	1.46	(0.42)	1.61	(0.57)	2
17.34	7	1.42	0.61	1.60	0.43	61
16.05	1	1.15	1.00	1.19	0.96	104

(33.80)%	$401,006	0.94%	1.66%	0.94%	1.66%	90%
11.83	726,512	0.92	1.30	0.92	1.30	81
18.23	825,633	0.94	1.29	0.94	1.29	55
(2.47)	740,511	0.96	0.08	0.96	0.08	2
17.92	764,679	0.92	1.17	0.95	1.14	61
16.31	1,021,197	0.90	1.17	0.94	1.13	104

First American Funds 2008 Annual Report   109

Financial Highlights

			Realized and
	Net Asset		Unrealized			Net Asset
	Value	Net	Gains	Total from	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	from Net	End of
	of Period	Loss	Investments	Operations	Realized Gains	Period

Mid Cap Growth Opportunities Fund[1]
Class A
2008[2]	$46.57	$(0.16)	$(17.86)	$(18.02)	$(4.67)	$23.88
2007[2]	41.43	(0.24)	9.19	8.95	(3.81)	46.57
2006[2]	40.77	(0.11)	5.04	4.93	(4.27)	41.43
2005[3]	41.55	(0.02)	(0.76)	(0.78)	—	40.77
2005[4]	38.19	(0.24)	9.65	9.41	(6.05)	41.55
2004[4]	33.68	(0.30)	5.88	5.58	(1.07)	38.19
Class B
2008[2]	$42.21	$(0.38)	$(15.94)	$(16.32)	$(4.67)	$21.22
2007[2]	38.15	(0.51)	8.38	7.87	(3.81)	42.21
2006[2]	38.12	(0.38)	4.68	4.30	(4.27)	38.15
2005[3]	38.87	(0.05)	(0.70)	(0.75)	—	38.12
2005[4]	36.31	(0.51)	9.12	8.61	(6.05)	38.87
2004[4]	32.30	(0.55)	5.63	5.08	(1.07)	36.31
Class C
2008[2]	$44.03	$(0.40)	$(16.70)	$(17.10)	$(4.67)	$22.26
2007[2]	39.65	(0.53)	8.72	8.19	(3.81)	44.03
2006[2]	39.46	(0.40)	4.86	4.46	(4.27)	39.65
2005[3]	40.23	(0.05)	(0.72)	(0.77)	—	39.46
2005[4]	37.40	(0.53)	9.41	8.88	(6.05)	40.23
2004[4]	33.24	(0.57)	5.80	5.23	(1.07)	37.40
Class R5
2008[2]	$46.11	$(0.24)	$(17.64)	$(17.88)	$(4.67)	$23.56
2007[2]	41.15	(0.34)	9.11	8.77	(3.81)	46.11
2006[2]	40.61	(0.23)	5.04	4.81	(4.27)	41.15
2005[3]	41.40	(0.03)	(0.76)	(0.79)	—	40.61
2005[4]	38.15	(0.31)	9.61	9.30	(6.05)	41.40
2004[4]	33.66	(0.30)	5.86	5.56	(1.07)	38.15
Class Y
2008[2]	$49.40	$(0.07)	$(19.09)	$(19.16)	$(4.67)	$25.57
2007[2]	43.62	(0.14)	9.73	9.59	(3.81)	49.40
2006[2]	42.61	(0.01)	5.29	5.28	(4.27)	43.62
2005[3]	43.42	(0.02)	(0.79)	(0.81)	—	42.61
2005[4]	39.58	(0.16)	10.05	9.89	(6.05)	43.42
2004[4]	34.78	(0.21)	6.08	5.87	(1.07)	39.58

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

110   First American Funds 2008 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Loss
	Net Assets	Expenses to	Loss	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(42.75)%	$209,052	1.22%	(0.43)%	1.22%	(0.43)%	113%
23.36	425,995	1.21	(0.56)	1.21	(0.56)	96
12.69	322,385	1.23	(0.26)	1.23	(0.26)	75
(1.88)	314,830	1.23	(0.72)	1.23	(0.72)	9
26.25	317,906	1.21	(0.62)	1.24	(0.65)	107
16.88	173,436	1.20	(0.79)	1.24	(0.83)	135

(43.18)%	$7,241	1.97%	(1.18)%	1.97%	(1.18)%	113%
22.47	15,820	1.96	(1.31)	1.96	(1.31)	96
11.83	15,605	1.98	(1.02)	1.98	(1.02)	75
(1.93)	14,586	1.98	(1.47)	1.98	(1.47)	9
25.29	14,922	1.96	(1.40)	1.99	(1.43)	107
16.03	10,974	1.95	(1.54)	1.99	(1.58)	135

(43.16)%	$13,011	1.97%	(1.18)%	1.97%	(1.18)%	113%
22.42	28,891	1.96	(1.31)	1.96	(1.31)	96
11.84	19,540	1.98	(1.02)	1.98	(1.02)	75
(1.91)	15,435	1.98	(1.47)	1.98	(1.47)	9
25.27	17,079	1.96	(1.40)	1.99	(1.43)	107
16.03	12,356	1.95	(1.54)	1.99	(1.58)	135

(42.88)%	$21,246	1.47%	(0.69)%	1.47%	(0.69)%	113%
23.06	29,490	1.46	(0.81)	1.46	(0.81)	96
12.41	17,853	1.48	(0.57)	1.61	(0.70)	75
(1.91)	5,502	1.48	(0.97)	1.63	(1.12)	9
25.95	5,501	1.46	(0.77)	1.64	(0.95)	107
16.83	1	1.20	(0.81)	1.24	(0.85)	135

(42.59)%	$732,559	0.97%	(0.18)%	0.97%	(0.18)%	113%
23.68	1,478,374	0.96	(0.31)	0.96	(0.31)	96
12.98	1,243,776	0.98	(0.02)	0.98	(0.02)	75
(1.86)	1,238,595	0.98	(0.47)	0.98	(0.47)	9
26.57	1,273,320	0.96	(0.40)	0.99	(0.43)	107
17.18	1,168,220	0.95	(0.54)	0.99	(0.58)	135

First American Funds 2008 Annual Report   111

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions		Net Asset
	Value	Net	Gains	Total from	from Net	from Net		Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Period

Mid Cap Value Fund[1]
Class A
2008[2]	$27.83	$0.21	$(9.92)	$(9.71)	$(0.16)	$(1.83)	$(1.99)	$16.13
2007[2]	26.65	0.14	2.78	2.92	(0.16)	(1.58)	(1.74)	27.83
2006[2]	24.04	0.14	3.89	4.03	(0.16)	(1.26)	(1.42)	26.65
2005[3]	24.88	(0.01)	(0.83)	(0.84)	—	—	—	24.04
2005[4]	20.09	0.13	4.76	4.89	(0.10)	—	(0.10)	24.88
2004[4]	16.30	0.08	3.77	3.85	(0.06)	—	(0.06)	20.09
Class B
2008[2]	$26.48	$0.03	$(9.39)	$(9.36)	$(0.07)	$(1.83)	$(1.90)	$15.22
2007[2]	25.50	(0.05)	2.65	2.60	(0.04)	(1.58)	(1.62)	26.48
2006[2]	23.12	(0.03)	3.71	3.68	(0.04)	(1.26)	(1.30)	25.50
2005[3]	23.94	(0.02)	(0.80)	(0.82)	—	—	—	23.12
2005[4]	19.39	(0.05)	4.60	4.55	—	—	—	23.94
2004[4]	15.81	(0.06)	3.65	3.59	(0.01)	—	(0.01)	19.39
Class C
2008[2]	$27.05	$0.03	$(9.60)	$(9.57)	$(0.07)	$(1.83)	$(1.90)	$15.58
2007[2]	26.02	(0.06)	2.72	2.66	(0.05)	(1.58)	(1.63)	27.05
2006[2]	23.57	(0.04)	3.80	3.76	(0.05)	(1.26)	(1.31)	26.02
2005[3]	24.40	(0.02)	(0.81)	(0.83)	—	—	—	23.57
2005[4]	19.77	(0.03)	4.66	4.63	—	—	—	24.40
2004[4]	16.12	(0.06)	3.72	3.66	(0.01)	—	(0.01)	19.77
Class R5
2008[2]	$27.72	$0.15	$(9.87)	$(9.72)	$(0.13)	$(1.83)	$(1.96)	$16.04
2007[2]	26.56	0.06	2.78	2.84	(0.10)	(1.58)	(1.68)	27.72
2006[2]	24.00	0.05	3.91	3.96	(0.14)	(1.26)	(1.40)	26.56
2005[3]	24.83	(0.01)	(0.82)	(0.83)	—	—	—	24.00
2005[4]	20.09	0.12	4.70	4.82	(0.08)	—	(0.08)	24.83
2004[4]	16.31	0.07	3.76	3.83	(0.05)	—	(0.05)	20.09
Class Y
2008[2]	$27.98	$0.27	$(9.99)	$(9.72)	$(0.19)	$(1.83)	$(2.02)	$16.24
2007[2]	26.77	0.22	2.80	3.02	(0.23)	(1.58)	(1.81)	27.98
2006[2]	24.14	0.22	3.89	4.11	(0.22)	(1.26)	(1.48)	26.77
2005[3]	24.98	—	(0.84)	(0.84)	—	—	—	24.14
2005[4]	20.17	0.18	4.78	4.96	(0.15)	—	(0.15)	24.98
2004[4]	16.36	0.12	3.79	3.91	(0.10)	—	(0.10)	20.17

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

112   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Income (Loss)
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(37.32)%	$124,275	1.23%	0.90%	1.23%	0.90%	93%
11.47	254,342	1.22	0.58	1.22	0.58	95
17.36	156,576	1.24	0.50	1.24	0.50	70
(3.38)	56,125	1.23	(0.48)	1.23	(0.48)	10
24.38	54,360	1.21	0.59	1.25	0.55	101
23.65	28,561	1.20	0.41	1.25	0.36	83

(37.82)%	$4,133	1.98%	0.14%	1.98%	0.14%	93%
10.67	8,360	1.97	(0.13)	1.97	(0.13)	95
16.45	8,590	1.99	(0.17)	1.99	(0.17)	70
(3.43)	9,252	1.98	(1.25)	1.98	(1.25)	10
23.47	10,157	1.96	(0.21)	2.00	(0.25)	101
22.69	9,928	1.95	(0.35)	2.00	(0.40)	83

(37.80)%	$13,154	1.98%	0.14%	1.98%	0.14%	93%
10.66	26,141	1.97	(0.18)	1.97	(0.18)	95
16.47	18,162	1.99	(0.24)	1.99	(0.24)	70
(3.40)	7,439	1.98	(1.24)	1.98	(1.24)	10
23.43	7,426	1.96	(0.15)	2.00	(0.19)	101
22.69	3,342	1.95	(0.33)	2.00	(0.38)	83

(37.47)%	$23,423	1.49%	0.64%	1.49%	0.64%	93%
11.18	29,752	1.47	0.29	1.47	0.29	95
17.06	17,724	1.49	0.15	1.61	0.03	70
(3.34)	785	1.47	(0.69)	1.62	(0.84)	10
24.04	380	1.46	0.52	1.65	0.33	101
23.51	1	1.20	0.37	1.25	0.32	83

(37.17)%	$415,486	0.99%	1.14%	0.99%	1.14%	93%
11.79	772,178	0.97	0.86	0.97	0.86	95
17.63	728,014	0.99	0.81	0.99	0.81	70
(3.36)	598,428	0.98	(0.24)	0.98	(0.24)	10
24.68	621,172	0.96	0.80	1.00	0.76	101
23.95	433,879	0.95	0.66	1.00	0.61	83

First American Funds 2008 Annual Report   113

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Real Estate Securities Fund[1]
Class A
2008[2]	$23.99	$0.60	$(8.78)	$(8.18)	$(0.40)	$(2.74)	$(3.14)	$12.67
2007[2]	26.49	0.47	(0.24)	0.23	(0.36)	(2.37)	(2.73)	23.99
2006[2]	21.42	0.47	7.77	8.24	(0.58)	(2.59)	(3.17)	26.49
2005[3]	21.81	0.03	(0.42)	(0.39)	—	—	—	21.42
2005[4]	18.62	0.69	4.47	5.16	(0.55)	(1.42)	(1.97)	21.81
2004[4]	16.00	0.63	3.21	3.84	(0.62)	(0.60)	(1.22)	18.62
Class B
2008[2]	$23.53	$0.46	$(8.60)	$(8.14)	$(0.26)	$(2.74)	$(3.00)	$12.39
2007[2]	26.08	0.27	(0.22)	0.05	(0.23)	(2.37)	(2.60)	23.53
2006[2]	21.14	0.29	7.66	7.95	(0.42)	(2.59)	(3.01)	26.08
2005[3]	21.53	0.01	(0.40)	(0.39)	—	—	—	21.14
2005[4]	18.41	0.54	4.40	4.94	(0.40)	(1.42)	(1.82)	21.53
2004[4]	15.85	0.50	3.17	3.67	(0.51)	(0.60)	(1.11)	18.41
Class C
2008[2]	$23.62	$0.45	$(8.63)	$(8.18)	$(0.26)	$(2.74)	$(3.00)	$12.44
2007[2]	26.17	0.26	(0.21)	0.05	(0.23)	(2.37)	(2.60)	23.62
2006[2]	21.21	0.28	7.70	7.98	(0.43)	(2.59)	(3.02)	26.17
2005[3]	21.61	0.01	(0.41)	(0.40)	—	—	—	21.21
2005[4]	18.47	0.54	4.42	4.96	(0.40)	(1.42)	(1.82)	21.61
2004[4]	15.89	0.50	3.19	3.69	(0.51)	(0.60)	(1.11)	18.47
Class R5
2008[2]	$24.20	$0.54	$(8.85)	$(8.31)	$(0.36)	$(2.74)	$(3.10)	$12.79
2007[2]	26.72	0.38	(0.21)	0.17	(0.32)	(2.37)	(2.69)	24.20
2006[2]	21.61	0.35	7.90	8.25	(0.55)	(2.59)	(3.14)	26.72
2005[3]	22.00	0.02	(0.41)	(0.39)	—	—	—	21.61
2005[4]	18.80	0.72	4.43	5.15	(0.53)	(1.42)	(1.95)	22.00
2004[4]	16.00	0.61	3.24	3.85	(0.45)	(0.60)	(1.05)	18.80
Class Y
2008[2]	$24.18	$0.64	$(8.84)	$(8.20)	$(0.45)	$(2.74)	$(3.19)	$12.79
2007[2]	26.67	0.53	(0.24)	0.29	(0.41)	(2.37)	(2.78)	24.18
2006[2]	21.54	0.53	7.82	8.35	(0.63)	(2.59)	(3.22)	26.67
2005[3]	21.92	0.03	(0.41)	(0.38)	—	—	—	21.54
2005[4]	18.71	0.74	4.49	5.23	(0.60)	(1.42)	(2.02)	21.92
2004[4]	16.06	0.69	3.22	3.91	(0.66)	(0.60)	(1.26)	18.71

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

114   First American Funds 2008 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(37.71)%	$133,162	1.23%	3.31%	1.23%	3.31%	150%
0.78	203,101	1.22	1.87	1.22	1.87	210
43.25	228,186	1.23	2.06	1.23	2.06	161
(1.79)	133,339	1.23	1.48	1.23	1.48	11
28.99	135,745	1.23	3.43	1.25	3.41	118
24.98	86,996	1.23	3.63	1.26	3.60	127

(38.18)%	$3,276	1.98%	2.57%	1.98%	2.57%	150%
0.00	7,391	1.97	1.12	1.97	1.12	210
42.17	7,288	1.98	1.30	1.98	1.30	161
(1.81)	4,419	1.98	0.74	1.98	0.74	11
27.98	4,700	1.98	2.69	2.00	2.67	118
24.06	4,412	1.98	2.91	2.01	2.88	127

(38.19)%	$11,458	1.98%	2.56%	1.98%	2.56%	150%
0.03	18,403	1.97	1.06	1.97	1.06	210
42.16	12,281	1.98	1.25	1.98	1.25	161
(1.85)	4,669	1.98	0.75	1.98	0.75	11
28.00	4,954	1.98	2.68	2.00	2.66	118
24.12	4,247	1.98	2.92	2.01	2.89	127

(37.90)%	$22,813	1.48%	3.01%	1.48%	3.01%	150%
0.52	18,493	1.47	1.52	1.47	1.52	210
42.87	9,423	1.48	1.50	1.60	1.38	161
(1.77)	57	1.48	1.23	1.63	1.08	11
28.60	36	1.48	3.37	1.65	3.20	118
24.94	1	1.23	3.57	1.26	3.54	127

(37.56)%	$526,386	0.98%	3.51%	0.98%	3.51%	150%
1.01	652,579	0.97	2.12	0.97	2.12	210
43.58	756,868	0.98	2.31	0.98	2.31	161
(1.73)	504,655	0.98	1.74	0.98	1.74	11
29.25	525,196	0.98	3.66	1.00	3.64	118
25.33	414,544	0.98	3.95	1.01	3.92	127

First American Funds 2008 Annual Report   115

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized			Net Asset
	Value	Net	Gains	Total from	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	from Net	End of
	of Period	Income Loss	Investments	Operations	Realized Gains	Period

Small Cap Growth Opportunities Fund[1]
Class A
2008[2]	$21.65	$(0.14)	$(7.97)	$(8.11)	$(1.58)	$11.96
2007[2]	20.49	(0.19)	2.67	2.48	(1.32)	21.65
2006[2]	22.79	(0.18)	2.37	2.19	(4.49)	20.49
2005[3]	23.75	(0.02)	(0.94)	(0.96)	—	22.79
2005[4]	21.74	(0.32)	5.28	4.96	(2.95)	23.75
2004[4]	21.95	(0.35)	0.27	(0.08)	(0.13)	21.74
Class B
2008[2]	$19.56	$(0.23)	$(7.13)	$(7.36)	$(1.58)	$10.62
2007[2]	18.76	(0.31)	2.43	2.12	(1.32)	19.56
2006[2]	21.36	(0.31)	2.20	1.89	(4.49)	18.76
2005[3]	22.27	(0.03)	(0.88)	(0.91)	—	21.36
2005[4]	20.69	(0.45)	4.98	4.53	(2.95)	22.27
2004[4]	21.05	(0.50)	0.27	(0.23)	(0.13)	20.69
Class C
2008[2]	$20.41	$(0.24)	$(7.46)	$(7.70)	$(1.58)	$11.13
2007[2]	19.53	(0.33)	2.53	2.20	(1.32)	20.41
2006[2]	22.05	(0.32)	2.29	1.97	(4.49)	19.53
2005[3]	23.00	(0.04)	(0.91)	(0.95)	—	22.05
2005[4]	21.28	(0.48)	5.15	4.67	(2.95)	23.00
2004[4]	21.65	(0.49)	0.25	(0.24)	(0.13)	21.28
Class R5
2008[2]	$21.49	$(0.17)	$(7.91)	$(8.08)	$(1.58)	$11.83
2007[2]	20.39	(0.24)	2.66	2.42	(1.32)	21.49
2006[2]	22.75	(0.23)	2.36	2.13	(4.49)	20.39
2005[3]	23.72	(0.03)	(0.94)	(0.97)	—	22.75
2005[4]	21.74	(0.48)	5.41	4.93	(2.95)	23.72
2004[4]	21.95	(0.42)	0.34	(0.08)	(0.13)	21.74
Class Y
2008[2]	$23.03	$(0.10)	$(8.54)	$(8.64)	$(1.58)	$12.81
2007[2]	21.66	(0.15)	2.84	2.69	(1.32)	23.03
2006[2]	23.81	(0.13)	2.47	2.34	(4.49)	21.66
2005[3]	24.81	(0.02)	(0.98)	(1.00)	—	23.81
2005[4]	22.55	(0.27)	5.48	5.21	(2.95)	24.81
2004[4]	22.70	(0.32)	0.30	(0.02)	(0.13)	22.55

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.75% for Class A, Class C, and Class Y, 0.79% for Class B, and 0.76% for Class R.

[8]	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.05% for Class A, Class R, and Class Y and 0.06% for Class B and Class C.

The accompanying notes are an integral part of the financial statements.

116   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Loss
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(40.07)%[7]	$29,022	1.46%	(0.82)%	1.63%	(0.99)%	138%
12.81 [8]	149,231	1.47	(0.89)	1.59	(1.01)	118
9.91	138,786	1.47	(0.88)	1.58	(0.99)	209
(4.04)	78,357	1.47	(1.17)	1.56	(1.26)	14
24.21	84,567	1.82	(1.42)	1.87	(1.47)	190
(0.39)	101,031	1.93	(1.42)	1.96	(1.45)	178

(40.55)%[7]	$1,978	2.21%	(1.57)%	2.38%	(1.74)%	138%
12.03 [8]	4,467	2.22	(1.65)	2.34	(1.77)	118
9.03	6,540	2.22	(1.62)	2.33	(1.73)	209
(4.09)	8,271	2.22	(1.93)	2.31	(2.02)	14
23.27	8,760	2.57	(2.16)	2.62	(2.21)	190
(1.13)	9,063	2.68	(2.16)	2.71	(2.19)	178

(40.53)%[7]	$1,104	2.21%	(1.56)%	2.38%	(1.73)%	138%
11.96 [8]	2,295	2.22	(1.64)	2.34	(1.76)	118
9.11	2,664	2.22	(1.63)	2.33	(1.74)	209
(4.13)	2,962	2.22	(1.93)	2.31	(2.02)	14
23.28	3,152	2.57	(2.20)	2.62	(2.25)	190
(1.14)	4,669	2.68	(2.07)	2.71	(2.10)	178

(40.24)%[7]	$433	1.72%	(1.04)%	1.89%	(1.21)%	138%
12.56 [8]	522	1.72	(1.17)	1.84	(1.29)	118
9.62	1,323	1.72	(1.16)	1.95	(1.39)	209
(4.09)	5	1.72	(1.43)	1.96	(1.67)	14
24.06	5	2.07	(2.14)	2.27	(2.34)	190
(0.39)	1	1.93	(1.67)	1.96	(1.70)	178

(39.97)%[7]	$75,355	1.22%	(0.56)%	1.39%	(0.73)%	138%
13.10 [8]	154,456	1.22	(0.64)	1.34	(0.76)	118
10.16	182,429	1.22	(0.63)	1.33	(0.74)	209
(4.03)	210,769	1.22	(0.92)	1.31	(1.01)	14
24.47	220,772	1.57	(1.15)	1.62	(1.20)	190
(0.11)	224,432	1.68	(1.25)	1.71	(1.28)	178

First American Funds 2008 Annual Report   117

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Select Fund[1]
Class A
2008[2]	$14.06	$(0.02)	$(4.92)	$(4.94)	$—	$(0.85)	$(0.85)	$8.27
2007[2]	15.12	(0.02)	1.04	1.02	—	(2.08)	(2.08)	14.06
2006[2]	15.33	(0.05)	3.05	3.00	—	(3.21)	(3.21)	15.12
2005[3]	15.82	(0.01)	(0.48)	(0.49)	—	—	—	15.33
2005[4]	15.95	(0.08)	3.10	3.02	—	(3.15)	(3.15)	15.82
2004[4]	14.52	(0.12)	2.60	2.48	—	(1.05)	(1.05)	15.95
Class B
2008[2]	$11.56	$(0.08)	$(3.99)	$(4.07)	$—	$(0.85)	$(0.85)	$6.64
2007[2]	12.88	(0.11)	0.87	0.76	—	(2.08)	(2.08)	11.56
2006[2]	13.58	(0.13)	2.64	2.51	—	(3.21)	(3.21)	12.88
2005[3]	14.02	(0.02)	(0.42)	(0.44)	—	—	—	13.58
2005[4]	14.56	(0.17)	2.78	2.61	—	(3.15)	(3.15)	14.02
2004[4]	13.42	(0.22)	2.41	2.19	—	(1.05)	(1.05)	14.56
Class C
2008[2]	$13.13	$(0.09)	$(4.56)	$(4.65)	$—	$(0.85)	$(0.85)	$7.63
2007[2]	14.36	(0.12)	0.97	0.85	—	(2.08)	(2.08)	13.13
2006[2]	14.79	(0.16)	2.94	2.78	—	(3.21)	(3.21)	14.36
2005[3]	15.28	(0.02)	(0.47)	(0.49)	—	—	—	14.79
2005[4]	15.60	(0.19)	3.02	2.83	—	(3.15)	(3.15)	15.28
2004[4]	14.32	(0.24)	2.57	2.33	—	(1.05)	(1.05)	15.60
Class R5
2008[2]	$13.86	$(0.04)	$(4.85)	$(4.89)	$—	$(0.85)	$(0.85)	$8.12
2007[2]	14.98	(0.05)	1.01	0.96	—	(2.08)	(2.08)	13.86
2006[2]	15.24	(0.09)	3.04	2.95	—	(3.21)	(3.21)	14.98
2005[3]	15.73	(0.01)	(0.48)	(0.49)	—	—	—	15.24
2005[4]	15.91	(0.08)	3.05	2.97	—	(3.15)	(3.15)	15.73
2004[4]	14.49	(0.13)	2.60	2.47	—	(1.05)	(1.05)	15.91
Class Y
2008[2]	$15.10	$0.01	$(5.31)	$(5.30)	$(0.01)	$(0.85)	$(0.86)	$8.94
2007[2]	16.06	0.01	1.11	1.12	—	(2.08)	(2.08)	15.10
2006[2]	16.06	(0.01)	3.22	3.21	—	(3.21)	(3.21)	16.06
2005[3]	16.57	(0.01)	(0.50)	(0.51)	—	—	—	16.06
2005[4]	16.54	(0.04)	3.22	3.18	—	(3.15)	(3.15)	16.57
2004[4]	14.98	(0.09)	2.70	2.61	—	(1.05)	(1.05)	16.54

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

118   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Income (Loss)
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(37.00)%	$166,698	1.26%	(0.15)%	1.26%	(0.15)%	92%
7.35	238,129	1.23	(0.22)	1.23	(0.22)	97
22.46	222,293	1.24	(0.38)	1.24	(0.38)	111
(3.10)	104,568	1.25	(0.92)	1.25	(0.92)	14
20.46	107,270	1.22	(0.53)	1.25	(0.56)	122
17.64	97,775	1.21	(0.76)	1.24	(0.79)	116

(37.52)%	$6,249	2.01%	(0.90)%	2.01%	(0.90)%	92%
6.51	13,720	1.98	(0.97)	1.98	(0.97)	97
21.59	15,077	1.99	(1.14)	1.99	(1.14)	111
(3.14)	13,406	2.00	(1.67)	2.00	(1.67)	14
19.45	14,023	1.97	(1.28)	2.00	(1.31)	122
16.88	13,050	1.96	(1.51)	1.99	(1.54)	116

(37.44)%	$17,062	2.01%	(0.90)%	2.01%	(0.90)%	92%
6.46	34,505	1.98	(0.95)	1.98	(0.95)	97
21.64	18,794	1.99	(1.14)	1.99	(1.14)	111
(3.21)	13,453	2.00	(1.67)	2.00	(1.67)	14
19.58	14,418	1.97	(1.28)	2.00	(1.31)	122
16.79	13,841	1.96	(1.50)	1.99	(1.53)	116

(37.19)%	$23,069	1.51%	(0.40)%	1.51%	(0.40)%	92%
6.99	38,181	1.48	(0.43)	1.48	(0.43)	97
22.23	2,697	1.49	(0.59)	1.62	(0.72)	111
(3.11)	333	1.50	(1.14)	1.65	(1.29)	14
20.16	312	1.47	(0.53)	1.65	(0.71)	122
17.60	19	1.21	(0.81)	1.24	(0.84)	116

(36.86)%	$289,685	1.01%	0.10%	1.01%	0.10%	92%
7.58	691,488	0.98	0.03	0.98	0.03	97
22.81	732,252	0.99	(0.15)	0.99	(0.15)	111
(3.08)	682,088	1.00	(0.67)	1.00	(0.67)	14
20.73	715,496	0.97	(0.28)	1.00	(0.31)	122
17.98	770,981	0.96	(0.52)	0.99	(0.55)	116

First American Funds 2008 Annual Report   119

Financial Highlights

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Value Fund[1]
Class A
2008[2]	$13.52	$0.08	$(3.97)	$(3.89)	$(0.14)	$(1.37)	$(1.51)	$8.12
2007[2]	15.38	0.12	0.48	0.60	(0.02)	(2.44)	(2.46)	13.52
2006[2]	16.34	0.03	2.86	2.89	(0.04)	(3.81)	(3.85)	15.38
2005[3]	16.78	0.01	(0.45)	(0.44)	—	—	—	16.34
2005[4]	16.84	0.03	2.63	2.66	(0.06)	(2.66)	(2.72)	16.78
2004[4]	14.28	0.03	3.13	3.16	(0.04)	(0.56)	(0.60)	16.84
Class B
2008[2]	$11.94	$—	$(3.48)	$(3.48)	$(0.04)	$(1.37)	$(1.41)	$7.05
2007[2]	13.93	0.02	0.43	0.45	—	(2.44)	(2.44)	11.94
2006[2]	15.19	(0.07)	2.62	2.55	—	(3.81)	(3.81)	13.93
2005[3]	15.61	—	(0.42)	(0.42)	—	—	—	15.19
2005[4]	15.92	(0.09)	2.47	2.38	(0.03)	(2.66)	(2.69)	15.61
2004[4]	13.60	(0.08)	2.96	2.88	—	(0.56)	(0.56)	15.92
Class C
2008[2]	$12.19	$—	$(3.54)	$(3.54)	$(0.06)	$(1.37)	$(1.43)	$7.22
2007[2]	14.17	0.02	0.44	0.46	—	(2.44)	(2.44)	12.19
2006[2]	15.39	(0.07)	2.66	2.59	—	(3.81)	(3.81)	14.17
2005[3]	15.82	—	(0.43)	(0.43)	—	—	—	15.39
2005[4]	16.10	(0.09)	2.50	2.41	(0.03)	(2.66)	(2.69)	15.82
2004[4]	13.74	(0.08)	3.00	2.92	—	(0.56)	(0.56)	16.10
Class R5
2008[2]	$13.35	$0.05	$(3.91)	$(3.86)	$(0.12)	$(1.37)	$(1.49)	$8.00
2007[2]	15.24	0.10	0.47	0.57	(0.02)	(2.44)	(2.46)	13.35
2006[2]	16.29	(0.01)	2.84	2.83	(0.07)	(3.81)	(3.88)	15.24
2005[3]	16.74	0.01	(0.46)	(0.45)	—	—	—	16.29
2005[4]	16.83	(0.01)	2.64	2.63	(0.06)	(2.66)	(2.72)	16.74
2004[4]	14.27	0.03	3.12	3.15	(0.03)	(0.56)	(0.59)	16.83
Class Y
2008[2]	$13.87	$0.11	$(4.08)	$(3.97)	$(0.17)	$(1.37)	$(1.54)	$8.36
2007[2]	15.71	0.16	0.49	0.65	(0.05)	(2.44)	(2.49)	13.87
2006[2]	16.62	0.07	2.90	2.97	(0.07)	(3.81)	(3.88)	15.71
2005[3]	17.06	0.01	(0.45)	(0.44)	—	—	—	16.62
2005[4]	17.05	0.07	2.67	2.74	(0.07)	(2.66)	(2.73)	17.06
2004[4]	14.44	0.08	3.16	3.24	(0.07)	(0.56)	(0.63)	17.05

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

120   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Income (Loss)
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(31.75)%	$28,344	1.31%	0.75%	1.31%	0.75%	49%
4.18	53,498	1.26	0.90	1.26	0.90	63
20.78	57,922	1.26	0.21	1.26	0.21	96
(2.62)	46,467	1.25	0.78	1.25	0.78	15
16.78	48,128	1.24	0.19	1.26	0.17	72
22.70	43,192	1.23	0.21	1.25	0.19	34

(32.32)%	$2,964	2.06%	0.00%	2.06%	0.00%	49%
3.41	6,213	2.01	0.14	2.01	0.14	63
19.88	7,855	2.01	(0.53)	2.01	(0.53)	96
(2.69)	8,913	2.00	0.03	2.00	0.03	15
15.90	9,325	1.99	(0.56)	2.01	(0.58)	72
21.76	9,901	1.98	(0.51)	2.00	(0.53)	34

(32.23)%	$2,373	2.06%	0.00%	2.06%	0.00%	49%
3.42	4,006	2.01	0.14	2.01	0.14	63
19.89	4,405	2.01	(0.53)	2.01	(0.53)	96
(2.72)	4,590	2.00	0.03	2.00	0.03	15
15.92	4,808	1.99	(0.56)	2.01	(0.58)	72
21.83	4,609	1.98	(0.52)	2.00	(0.54)	34

(31.90)%	$2,159	1.56%	0.50%	1.56%	0.50%	49%
3.96	3,263	1.51	0.72	1.51	0.72	63
20.44	1,849	1.51	(0.09)	1.63	(0.21)	96
(2.69)	4	1.50	0.59	1.65	0.44	15
16.60	4	1.49	(0.04)	1.66	(0.21)	72
22.69	1	1.23	0.22	1.25	0.20	34

(31.56)%	$158,112	1.06%	1.00%	1.06%	1.00%	49%
4.45	302,683	1.01	1.15	1.01	1.15	63
21.01	355,148	1.01	0.47	1.01	0.47	96
(2.58)	348,166	1.00	1.03	1.00	1.03	15
17.08	363,261	0.99	0.44	1.01	0.42	72
23.02	367,774	0.98	0.50	1.00	0.48	34

First American Funds 2008 Annual Report   121

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Net Asset
	Value	Net	Gains	Total from	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Investment	End of
	of Period	Income (Loss)	Investments	Operations	Income	Period

Small-Mid Cap Core Fund[1,2]
Class A
2008[3]	$10.64	$(0.01)	$(3.63)	$(3.64)	$—	$7.00
2007[3]	9.57	(0.02)	1.09	1.07	—	10.64
2006[3]	8.03	0.01	1.53	1.54	—	9.57
2005[4]	8.31	(0.01)	(0.27)	(0.28)	—	8.03
2005[5]	7.40	(0.07)	0.98	0.91	—	8.31
2004[5]	7.05	(0.07)	0.42	0.35	—	7.40
Class B
2008[3]	$9.21	$(0.07)	$(3.13)	$(3.20)	$—	$6.01
2007[3]	8.34	(0.08)	0.95	0.87	—	9.21
2006[3]	7.06	(0.04)	1.32	1.28	—	8.34
2005[4]	7.31	(0.01)	(0.24)	(0.25)	—	7.06
2005[5]	6.55	(0.11)	0.87	0.76	—	7.31
2004[5]	6.29	(0.11)	0.37	0.26	—	6.55
Class C
2008[3]	$10.04	$(0.08)	$(3.40)	$(3.48)	$—	$6.56
2007[3]	9.09	(0.09)	1.04	0.95	—	10.04
2006[3]	7.69	(0.05)	1.45	1.40	—	9.09
2005[4]	7.97	(0.01)	(0.27)	(0.28)	—	7.69
2005[5]	7.14	(0.12)	0.95	0.83	—	7.97
2004[5]	6.86	(0.12)	0.40	0.28	—	7.14
Class Y
2008[3]	$11.09	$0.01	$(3.79)	$(3.78)	$—	$7.31
2007[3]	9.95	—	1.15	1.15	(0.01)	11.09
2006[3]	8.34	0.04	1.57	1.61	—	9.95
2005[4]	8.63	—	(0.29)	(0.29)	—	8.34
2005[5]	7.66	(0.05)	1.02	0.97	—	8.63
2004[5]	7.28	(0.05)	0.43	0.38	—	7.66

[1]	Per share data calculated using average shares outstanding method.

[2]	The financial highlights for Small-Mid Cap Core Fund as set forth herein include the historical financial highlights of the First American Technology Fund. Effective October 3, 2005, the fund’s name and strategy changed.

[3]	For the period November 1 to October 31 in the year indicated.

[4]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the year indicated.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

122   First American Funds 2008 Annual Report

			Ratio of Net	Ratio of	Ratio of Net
			Investment	Expenses	Investment
		Ratio of	Income	to Average	Income (Loss)
	Net Assets	Expenses to	(Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(34.21)%	$12,848	1.41%	(0.13)%	1.60%	(0.32)%	170%
11.18	21,817	1.41	(0.20)	1.49	(0.28)	151
19.18	26,190	1.39	0.12	1.46	0.05	110
(3.37)	22,339	1.34	(0.86)	1.34	(0.86)	80
12.30	23,016	1.42	(0.83)	1.50	(0.91)	197
4.96	27,356	1.23	(0.86)	1.28	(0.91)	51

(34.74)%	$2,512	2.16%	(0.88)%	2.35%	(1.07)%	170%
10.43	6,883	2.16	(0.94)	2.24	(1.02)	151
18.13	8,689	2.14	(0.58)	2.21	(0.65)	110
(3.42)	10,054	2.09	(1.61)	2.09	(1.61)	80
11.60	10,685	2.17	(1.59)	2.25	(1.67)	197
4.13	13,445	1.98	(1.60)	2.03	(1.65)	51

(34.66)%	$3,068	2.16%	(0.88)%	2.35%	(1.07)%	170%
10.45	5,190	2.16	(0.96)	2.24	(1.04)	151
18.21	4,986	2.14	(0.64)	2.21	(0.71)	110
(3.51)	4,253	2.09	(1.61)	2.09	(1.61)	80
11.62	4,485	2.17	(1.59)	2.25	(1.67)	197
4.08	6,000	1.98	(1.60)	2.03	(1.65)	51

(34.08)%	$40,409	1.16%	0.12%	1.35%	(0.07)%	170%
11.62	79,574	1.16	0.02	1.24	(0.06)	151
19.30	67,437	1.14	0.35	1.21	0.28	110
(3.36)	31,381	1.09	(0.61)	1.09	(0.61)	80
12.66	33,537	1.17	(0.58)	1.25	(0.66)	197
5.22	43,758	0.98	(0.60)	1.03	(0.65)	51

First American Funds 2008 Annual Report   123

Notes to Financial Statements	October 31, 2008, all dollars and shares are rounded to thousands (000)

1 >	Organization

Balanced Fund, Equity Income Fund, Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Small-Mid Cap Core Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. Global Infrastructure Fund commenced operations December 17, 2007. As of October 31, 2008, FAIF offered 43 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund other than Real Estate Securities Fund is a diversified open-end management investment company. Real Estate Securities Fund is a non-diversified, open-end management investment company. Prior to October 3, 2005, Small-Mid Cap Core Fund had different investment strategies, was named Technology Fund, and also was non-diversified. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

FAIF offers Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class R shares are not offered by the Small-Mid Cap Core Fund. Prior to November 3, 2008, Class C and Class R were not offered by Global Infrastructure Fund. Prior to the close of business on June 30, 2008, each fund except Global Infrastructure Fund offered Class B shares. Subsequent to this date, no new or additional investments are allowed in Class B shares, except through permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares of a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter

124   First American Funds 2008 Annual Report

options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; security’s previous price and/or trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2008, Balanced Fund, International Select Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small-Mid Cap Core Fund held fair valued securities with a total value of $0, $0, $159, $0, $0 and $0, respectively, or 0.0%, 0.0%, 0.0%, 0.0%, 0.0%, and 0.0% of total net assets, respectively. The fair values of foreign securities held by Global Infrastructure Fund, International Fund, and International Select Fund are determined on each business day by an independent third party based on factors such as price changes for futures contracts, sector indices, American Depository Receipts, and currency exchange rates that occur between the close of the local market and the close of the New York Stock Exchange. The use of daily fair value pricing by the Global Infrastructure Fund, International Fund, and International Select Fund may cause the net asset value of their shares to differ significantly from the net asset value that would be determined without fair value pricing. Foreign securities are valued at the closing prices on the principal exchange on which they trade unless they are fair valued as described above. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income-tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Balanced Fund, Equity Income Fund, and Real Estate Securities Fund declare and pay income dividends quarterly. Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Small-Mid Cap Core Fund declare and pay income dividends annually. Distributions are payable in cash or reinvested in additional shares of the funds. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

Real Estate Securities Fund receives substantial distributions from holdings in real estate investment trusts (“REITs”). Additionally, other funds also invest in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities Fund, and other funds that invest in REITs, must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. As of October 31, 2008, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax

First American Funds 2008 Annual Report   125

Notes to Financial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to deferred wash sale and straddle losses, foreign currency gains and losses, investments in limited partnerships and REITs, and the “mark-to-market” of certain passive foreign investment companies (“PFICs”) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Balanced Fund	$(16)	$522	$(506)
Equity Income Fund	(4,338)	(11)	4,349
Global Infrastructure Fund	(1)	2	(1)
International Fund	(34,253)	(19,838)	54,091
International Select Fund	(192)	192	—
Large Cap Select Fund	(6)	6	—
Large Cap Value Fund	1	(1)	—
Mid Cap Growth Opportunities Fund	1	4,279	(4,280)
Mid Cap Value Fund	1,085	(1,085)	—
Real Estate Securities Fund	9,227	(8,521)	(706)
Small Cap Growth Opportunities Fund	19	1,645	(1,664)
Small Cap Select Fund	1,635	599	(2,234)
Small Cap Value Fund	79	(79)	—
Small-Mid Cap Core Fund	1,494	25	(1,519)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that the income or realized gains (losses) were recorded by the fund. The funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce earnings and profits of the funds’ related to net capital gain to zero for the tax year ended October 31, 2008. The distributions paid during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows:

	October 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Balanced Fund	$24,384	$16,581	$40,965
Equity Income Fund	30,036	74,984	105,020
International Fund	21,018	137,164	158,182
International Select Fund	6,421	1,497	7,918
Large Cap Growth Opportunities Fund	13,656	58,188	71,844
Large Cap Select Fund	35,710	22,823	58,533
Large Cap Value Fund	34,901	73,894	108,795
Mid Cap Growth Opportunities Fund	27,657	161,089	188,746
Mid Cap Value Fund	30,903	45,611	76,514
Real Estate Securities Fund	45,177	69,030	114,207
Small Cap Growth Opportunities Fund	17,232	3,956	21,188
Small Cap Select Fund	9,296	45,459	54,755
Small Cap Value Fund	18,134	20,111	38,245

126   First American Funds 2008 Annual Report

	October 31, 2007

	Ordinary	Long Term
Fund	Income	Gain	Total

Balanced Fund	$8,951	$23,751	$32,702
Equity Income Fund	30,078	113,341	143,419
International Fund	19,153	31,015	50,168
International Select Fund	49	—	49
Large Cap Growth Opportunities Fund	1,284	9,668	10,952
Large Cap Select Fund	2,124	7,702	9,826
Large Cap Value Fund	30,236	53,410	83,646
Mid Cap Growth Opportunities Fund	—	142,004	142,004
Mid Cap Value Fund	28,183	38,429	66,612
Real Estate Securities Fund	74,531	31,221	105,752
Small Cap Growth Opportunities Fund	17,479	2,440	19,919
Small Cap Select Fund	58,806	75,372	134,178
Small Cap Value Fund	21,986	43,593	65,579
Small-Mid Cap Core Fund	109	—	109

As of October 31, 2008, the funds’ most recently completed fiscal year-end, components of accumulated earnings (deficit) on a tax-basis were as follows:

		Accumulated
	Undistributed	Capital and	Unrealized	Other	Total
	Ordinary	Post-October	Appreciation	Accumulated	Accumulated
Fund	Income	Losses	(Depreciation)	Gains (Losses)	Earnings (Deficit)

Balanced Fund	$—	$(19,256)	$(40,887)	$(113)	$(60,256)
Equity Income Fund	3,293	(11,961)	45,361	—	36,693
Global Infrastructure Fund	211	(3,174)	(5,791)	(1)	(8,755)
International Fund	7,587	—	(89,594)	230	(81,777)
International Select Fund	5,364	(30,787)	(114,948)	29	(140,342)
Large Cap Growth Opportunities Fund	1,892	(96,931)	(40,205)	(14)	(135,258)
Large Cap Select Fund	734	(63,928)	(49,084)	(52)	(112,330)
Large Cap Value Fund	3,627	(45,994)	(75,521)	(96)	(117,984)
Mid Cap Growth Opportunities Fund	—	(151,432)	(193,487)	(1,374)	(346,293)
Mid Cap Value Fund	1,341	(101,786)	(108,047)	(1,375)	(209,867)
Real Estate Securities Fund	—	(98,570)	(145,682)	—	(244,252)
Small Cap Growth Opportunities Fund	—	(34,593)	(31,979)	(513)	(67,085)
Small Cap Select Fund	—	(100,606)	(160,101)	—	(260,707)
Small Cap Value Fund	1,171	(26,281)	(46,733)	—	(71,843)
Small-Mid Cap Core Fund	—	(448,284)	(15,373)	—	(463,657)

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and investments in limited partnerships, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts, and the mark-to-market for certain PFICs for tax purposes.

As of October 31, 2008, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total

Balanced Fund	$—	$—	$—	$—	$—	$—	$—	$19,256	$19,256
Equity Income Fund	—	—	—	—	—	—	—	11,961	11,961
Global Infrastructure Fund	—	—	—	—	—	—	—	3,174	3,174
International Select Fund	—	—	—	—	—	—	—	30,787	30,787
Large Cap Growth Opportunities Fund	47,305	—	—	—	—	—	—	49,626	96,931
Large Cap Select Fund	—	—	—	—	—	—	—	63,928	63,928
Large Cap Value Fund	—	—	—	—	—	—	—	45,994	45,994
Mid Cap Growth Opportunities Fund	20,168	—	—	—	—	—	—	131,264	151,432
Mid Cap Value Fund	—	—	—	—	—	—	—	101,786	101,786
Real Estate Securities Fund	—	—	—	—	—	—	—	98,570	98,570
Small Cap Growth Opportunities Fund	—	—	—	—	—	—	—	34,593	34,593
Small Cap Select Fund	19,442	—	—	—	—	—	—	81,164	100,606
Small Cap Value Fund	—	—	—	—	—	—	—	26,281	26,281
Small-Mid Cap Core Fund	334,032	102,106	4,320	—	—	—	—	7,826	448,284

First American Funds 2008 Annual Report   127

Notes to Financial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, and Small-Mid Cap Core Fund to $23,652, $10,084, $9,721, and $1,524, respectively.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, maintain sufficient liquidity to meet redemption requests, and increase the level of fund assets devoted to replicating the composition of the S&P and Russell indices while reducing transaction costs, certain funds may enter into S&P stock index futures contracts and other stock index futures contracts. Balanced Fund may also enter into interest rate index futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2008, Balanced Fund, International Fund, and International Select Fund had outstanding futures contracts as disclosed in their Schedules of Investments.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of October 31, 2008, the funds had no outstanding written options.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of October 31, 2008, Balanced Fund held options purchased as disclosed in its Schedule of Investments.

SWAP AGREEMENTS – Balanced Fund may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). As of October 31, 2008, Balanced Fund had outstanding interest rate swaps as disclosed in its Schedule of Investments.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified reference entity on its obligation (typically a corporate issue or sovereign issue of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of particular issuers (i.e., to reduce risk where the fund owns an issuance of or otherwise has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default

128   First American Funds 2008 Annual Report

swap contract (shown as sell protection in the Credit Default Swap Agreement table on the Schedule of Investments). As of October 31, 2008, Balanced Fund had outstanding credit default swaps as disclosed in its Schedule of Investments.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be unfavorable changes in interest rates.

FOREIGN CURRENCY TRANSLATION – The books and records of Balanced Fund, Global Infrastructure Fund, International Fund, International Select Fund, and Real Estate Securities Fund relating to the funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. As of October 31, 2008, Balanced Fund, Global Infrastructure Fund, International Fund, and International Select Fund had foreign currency holdings consisting of multiple denominations.

FORWARD FOREIGN CURRENCY CONTRACTS – The funds may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the funds intend to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. As of October 31, 2008, the funds had no outstanding forward currency contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of October 31, 2008, the funds had no when-issued or forward-commitment securities outstanding.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical, securities on a specified future date. As an inducement for the fund to “roll over” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal period ended October 31, 2008, the funds had no dollar rolls.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be

First American Funds 2008 Annual Report   129

Notes to Financial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of October 31, 2008, Balanced Fund, International Select Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small-Mid Cap Core Fund had investments in illiquid securities with a total value of $856, $0, $159, $0, $0, and $0, respectively, or 0.5%, 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
Balanced Fund	Par	Acquired	Basis

Duty Free International	$588	1/99-11/02	$588
Commercial Mortgage Pass-Through Certificates, Series 2004-RS1, Class A	414	2/07	403
Galaxy Entertainment	175	3/06	181
GS Mortgage Securities II, Series 2006-RR2, Class A1	359	7/06	353
LG Electronics	340	6/05	338
Saxon Asset Securities Trust, Series 2004-1, Class A	4	1/04	4
Westam Mortgage Financial, Series 11, Class A	1	10/02	1

		Dates	Cost
Global Infrastructure Fund	Shares	Acquired	Basis

TGK-11	139	9/08	$130

		Dates	Cost
International Select Fund	Shares	Acquired	Basis

Novatek Microelectronics	—*	3/08	$—

*	Due to the presentation of the financial statements in thousands, the number rounds to zero.

		Dates	Cost
Real Estate Securities Fund	Shares	Acquired	Basis

Newcastle Investment Holdings	35	6/98	$153

		Dates	Cost
Small Cap Growth Opportunities Fund	Shares	Acquired	Basis

Hollis-Eden Pharmaceuticals Warrants	71	2/06	$161
Kuhlman Company Warrants	282	1/06	273
Lantronix Warrants	11	5/08	—
VideoPropulsion	780	12/99	—

		Dates	Cost
Small Cap Select Fund	Shares	Acquired	Basis

Lantronix Warrants	5	6/08	$—

		Dates	Cost
Small-Mid Cap Core Fund	Shares	Acquired	Basis

Lantronix Warrants	1	5/08	$—

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. With respect to Global Infrastructure Fund, International Fund, and International Select Fund, a portion of this amount is paid to State Street Bank and Trust (“State Street”) for acting as sub-lending agent. For each fund other than Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. For Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by State Street.

130   First American Funds 2008 Annual Report

Securities lending fees paid to U.S. Bank by the funds during the fiscal period ended October 31, 2008, were as follows:

Fund	Amount

Balanced Fund	$114
Equity Income Fund	392
International Fund	405
International Select Fund	29
Large Cap Growth Opportunities Fund	343
Large Cap Select Fund	161
Large Cap Value Fund	273
Mid Cap Growth Opportunities Fund	1,190
Mid Cap Value Fund	449
Real Estate Securities Fund	555
Small Cap Growth Opportunities Fund	204
Small Cap Select Fund	783
Small Cap Value Fund	304
Small-Mid Cap Core Fund	89

Income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses. Adjustments made during the fiscal period ended October 31, 2008, were as follows:

Fund	Amount

Balanced Fund	$343
Equity Income Fund	586
International Fund	1
Large Cap Growth Opportunities Fund	1,602
Large Cap Select Fund	69
Large Cap Value Fund	1,797
Mid Cap Growth Opportunities Fund	368
Mid Cap Value Fund	25
Small Cap Growth Opportunities Fund	2,732
Small Cap Select Fund	1,495
Small Cap Value Fund	281
Small-Mid Cap Core Fund	263

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal period ended October 31, 2008.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested, and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Advisory Fee
as a % of Average
Fund	Daily Net Assets

Balanced Fund*	0.65%
Equity Income Fund*	0.65
Global Infrastructure Fund	0.90
International Fund	1.00
International Select Fund	1.00
Large Cap Growth Opportunities Fund*	0.65
Large Cap Select Fund*	0.65
Large Cap Value Fund*	0.65
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Value Fund	0.70
Real Estate Securities Fund	0.70
Small Cap Growth Opportunities Fund	1.00
Small Cap Select Fund	0.70
Small Cap Value Fund	0.70
Small-Mid Cap Core Fund	0.70

*	The advisory fees for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, and Large Cap Value Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion.

FAF Advisors has agreed to waive fees and reimburse other fund expenses for the following funds through at least

First American Funds 2008 Annual Report   131

Notes to Financial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

June 30, 2009 (October 31, 2009 for Global Infrastructure Fund), so that total fund operating expenses, excluding acquired fund fees and expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Balanced Fund	1.10%	1.85%	1.85%	1.35%	0.85%
Global Infrastructure Fund[1]	1.25	N/A	2.00	1.50	1.00
International Fund	1.49	2.24	2.24	1.74	1.24
International Select Fund	1.49	2.24	2.24	1.74	1.24
Small Cap Growth Opportunities Fund	1.47	2.22	2.22	1.72	1.22
Small-Mid Cap Core Fund	1.41	2.16	2.16	N/A	1.16

N/A = Not Applicable

1 The fund began offering Class C and Class R on November 3, 2008.

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisor’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

SUB-ADVISORY FEES – During the year ended October 31, 2008, J.P. Morgan Investment Management Inc. (“JP Morgan”) served as investment sub-advisor to the International Fund pursuant to a sub-advisory agreement with FAF Advisors. For the services under its sub-advisory agreement with FAF Advisors, JP Morgan was paid a monthly fee by FAF Advisors equal, on an annual basis, to 0.34% of the first $100 million of the fund’s average daily net assets, 0.30% of the next $250 million of the fund’s average daily net assets, 0.24% of the next $1.25 billion of the fund’s average daily net assets, and 0.22% of the fund’s average daily net assets in excess of $1.60 billion.

As of the close of business on October 31, 2008, JP Morgan no longer serves as an investment sub-advisor to International Fund. Effective November 3, 2008, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) each serve as investment sub-advisor to International Fund pursuant to separate sub-advisory agreements with FAF Advisors. Altrinsic, HGI, and Lazard Asset Management, LLC (“Lazard”) each serve as investment sub-advisor to the International Select Fund pursuant to separate sub-advisory agreements with FAF Advisors. Each sub-advisor has discretion to select portfolio securities for its portion of the respective fund. FAF Advisors pays monthly fees to Altrinsic, HGI, and Lazard for the services provided under their respective sub-advisory agreements with FAF Advisors.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees based on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based on the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund other than Global Infrastructure Fund , International Fund, and International Select Fund pursuant to a custodian agreement with FAIF. The fee for each fund (except Global Infrastructure Fund, International Fund, and International Select Fund) is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for Global Infrastructure Fund, International Fund, and International Select Fund pursuant to a custodian agreement with FAIF. Global Infrastructure Fund, International Fund, and International Select Fund pay SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Under the custodian agreements, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. Global Infrastructure Fund, International Fund, and International Select Fund have also entered into agreements with SSB to receive certain credits to reduce the amount of custody fees incurred. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash

132   First American Funds 2008 Annual Report

overdrafts incurred, which increases the fund’s custodian expenses. Effective January 1, 2008, the agreements were amended and the funds no longer receive custody fee credits.

For the fiscal period ended October 31, 2008, custodian fees were increased as a result of overdrafts and decreased as a result of interest earned (and other custodian credits for Global Infrastructure Fund, International Fund, and International Select Fund) as follows:

Fund	Increased	Decreased

Balanced Fund	$3	$2
Equity Income Fund	—	2
Global Infrastructure Fund	—	—
International Fund	—	74
International Select Fund	—	16
Large Cap Growth Opportunities Fund	1	1
Large Cap Select Fund	5	—
Large Cap Value Fund	—	2
Mid Cap Growth Opportunities Fund	—	11
Mid Cap Value Fund	4	3
Real Estate Securities Fund	1	4
Small Cap Growth Opportunities Fund	—	1
Small Cap Select Fund	2	3
Small Cap Value Fund	4	—
Small-Mid Cap Core Fund	4	—

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal period ended October 31, 2008:

Fund	Amount

Balanced Fund	$188
Equity Income Fund	318
Global Infrastructure Fund	—
International Fund	60
International Select Fund	7
Large Cap Growth Opportunities Fund	151
Large Cap Select Fund	12
Large Cap Value Fund	140
Mid Cap Growth Opportunities Fund	398
Mid Cap Value Fund	130
Real Estate Securities Fund	171
Small Cap Growth Opportunities Fund	59
Small Cap Select Fund	298
Small Cap Value Fund	71
Small-Mid Cap Core Fund	27

OTHER FEES AND EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal period ended October 31, 2008, legal fees and expenses of $83 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

First American Funds 2008 Annual Report   133

Notes to Financial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

For the fiscal period ended October 31, 2008, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund

Balanced Fund	$42
Equity Income Fund	84
Global Infrastructure Fund	3
International Fund	32
International Select Fund	15
Large Cap Growth Opportunities Fund	44
Large Cap Select Fund	7
Large Cap Value Fund	26
Mid Cap Growth Opportunities Fund	66
Mid Cap Value Fund	23
Real Estate Securities Fund	27
Small Cap Growth Opportunities Fund	17
Small Cap Select Fund	32
Small Cap Value Fund	18
Small-Mid Cap Core Fund	11

4 >	Capital Share Transactions

FAIF has 366 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

					Global
	Balanced		Equity		Infrastructure	International
	Fund		Income Fund		Fund	Fund

	Year	Year	Year	Year	12/17/07*	Year	Year
	Ended	Ended	Ended	Ended	to	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/08	10/31/07

Class A:
Shares issued	435	631	526	931	664	436	753
Shares issued in lieu of cash distributions	1,168	769	973	1,124	—	317	85
Shares redeemed	(1,902)	(1,737)	(2,431)	(1,942)	(38)	(1,141)	(1,079)

Total Class A transactions	(299)	(337)	(932)	113	626	(388)	(241)

Class B1:
Shares issued	38	25	30	79	—	25	40
Shares issued in lieu of cash distributions	86	86	87	125	—	45	10
Shares redeemed	(203)	(580)	(243)	(423)	—	(177)	(152)

Total Class B transactions	(79)	(469)	(126)	(219)	—	(107)	(102)

Class C1:
Shares issued	19	34	49	51		36	59
Shares issued in lieu of cash distributions	30	19	47	68		40	10
Shares redeemed	(61)	(76)	(200)	(262)		(122)	(200)

Total Class C transactions	(12)	(23)	(104)	(143)	—	(46)	(131)

Class R1:
Shares issued	41	2	6	39	—	—	—
Shares issued in lieu of cash distributions	1	—	5	4	—	—	—
Shares redeemed	—	(1)	(15)	(18)	—	—	—

Total Class R transactions	42	1	(4)	25	—	—	—

Class Y:
Shares issued	2,063	1,971	5,895	5,150	3,662	16,723	10,532
Shares issued in lieu of cash distributions	2,398	1,790	2,716	3,727	—	6,896	1,920
Shares redeemed	(7,929)	(6,272)	(16,341)	(15,349)	(986)	(45,063)	(32,299)

Total Class Y transactions	(3,468)	(2,511)	(7,730)	(6,472)	2,676	(21,444)	(19,847)

Net increase (decrease) in capital shares	(3,816)	(3,339)	(8,896)	(6,696)	3,302	(21,985)	(20,321)

*	Commencement of operations.

[1]	Class B, Class C, and Class R shares were not offered by Global Infrastructure Fund during the period. The fund began offering Class C and Class R shares on November 3, 2008.

134   First American Funds 2008 Annual Report

	International		Large Cap Growth		Large Cap
	Select Fund		Opportunities Fund		Select Fund

	Year	12/21/06*	Year	Year	Year	Year
	Ended	to	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Class A:
Shares issued	143	295	271	413	71	121
Shares issued in lieu of cash distributions	6	—	248	33	59	7
Shares redeemed	(124)	(29)	(696)	(837)	(190)	(130)

Total Class A transactions	25	266	(177)	(391)	(60)	(2)

Class B:
Shares issued	19	27	14	29	1	4
Shares issued in lieu of cash distributions	1	—	35	6	7	1
Shares redeemed	(7)	—	(104)	(183)	(9)	(8)

Total Class B transactions	13	27	(55)	(148)	(1)	(3)

Class C:
Shares issued	23	25	25	40	4	5
Shares issued in lieu of cash distributions	—	—	23	3	3	—
Shares redeemed	(12)	(1)	(79)	(93)	(5)	(3)

Total Class C transactions	11	24	(31)	(50)	2	2

Class R:
Shares issued	7	1	8	4	1	1
Shares issued in lieu of cash distributions	—	—	1	—	—	—
Shares redeemed	(1)	—	(4)	(7)	(1)	(7)

Total Class R transactions	6	1	5	(3)	—	(6)

Class Y:
Shares issued	21,338	30,297	3,761	2,632	8,815	3,283
Shares issued in lieu of cash distributions	374	5	1,002	158	1,699	234
Shares redeemed	(11,780)	(2,105)	(6,090)	(8,796)	(13,334)	(8,527)

Total Class Y transactions	9,932	28,197	(1,327)	(6,006)	(2,820)	(5,010)

Net increase (decrease) in capital shares	9,987	28,515	(1,585)	(6,598)	(2,879)	(5,019)

*	Commencement of operations.

	Large Cap		Mid Cap Growth		Mid Cap
	Value Fund		Opportunities Fund		Value Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Class A:
Shares issued	226	393	1,612	2,690	2,107	5,728
Shares issued in lieu of cash distributions	711	443	1,029	747	708	541
Shares redeemed	(1,221)	(1,045)	(3,036)	(2,071)	(4,248)	(3,006)

Total Class A transactions	(284)	(209)	(395)	1,366	(1,433)	3,263

Class B:
Shares issued	10	21	21	49	16	48
Shares issued in lieu of cash distributions	53	37	46	40	23	21
Shares redeemed	(124)	(150)	(101)	(123)	(84)	(90)

Total Class B transactions	(61)	(92)	(34)	(34)	(45)	(21)

Class C:
Shares issued	19	38	120	241	105	377
Shares issued in lieu of cash distributions	28	18	71	47	66	43
Shares redeemed	(43)	(87)	(263)	(125)	(293)	(152)

Total Class C transactions	4	(31)	(72)	163	(122)	268

Class R:
Shares issued	6	2	449	318	731	847
Shares issued in lieu of cash distributions	1	1	80	43	88	47
Shares redeemed	(2)	(2)	(267)	(155)	(431)	(488)

Total Class R transactions	5	1	262	206	388	406

Class Y:
Shares issued	4,518	2,404	4,000	4,461	2,573	3,775
Shares issued in lieu of cash distributions	3,150	2,150	2,437	1,889	1,620	1,321
Shares redeemed	(8,720)	(9,744)	(7,712)	(4,936)	(6,204)	(4,689)

Total Class Y transactions	(1,052)	(5,190)	(1,275)	1,414	(2,011)	407

Net increase (decrease) in capital shares	(1,388)	(5,521)	(1,514)	3,115	(3,223)	4,323

First American Funds 2008 Annual Report   135

Notes to Financial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

	Real Estate		Small Cap Growth		Small Cap
	Securities Fund		Opportunities Fund		Select Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Class A:
Shares issued	5,449	4,146	991	2,066	10,356	12,088
Shares issued in lieu of cash distributions	1,377	921	572	449	1,153	1,842
Shares redeemed	(4,781)	(5,215)	(6,028)	(2,397)	(8,283)	(11,692)

Total Class A transactions	2,045	(148)	(4,465)	118	3,226	2,238

Class B:
Shares issued	29	119	7	12	34	171
Shares issued in lieu of cash distributions	44	30	20	23	97	203
Shares redeemed	(123)	(114)	(69)	(156)	(377)	(358)

Total Class B transactions	(50)	35	(42)	(121)	(246)	16

Class C:
Shares issued	398	659	13	42	420	1,625
Shares issued in lieu of cash distributions	100	49	9	8	186	213
Shares redeemed	(356)	(398)	(36)	(73)	(996)	(520)

Total Class C transactions	142	310	(14)	(23)	(390)	1,318

Class R:
Shares issued	1,378	911	18	22	1,227	2,900
Shares issued in lieu of cash distributions	144	46	2	4	209	43
Shares redeemed	(503)	(546)	(7)	(67)	(1,350)	(369)

Total Class R transactions	1,019	411	13	(41)	86	2,574

Class Y:
Shares issued	22,570	7,923	701	688	5,975	13,513
Shares issued in lieu of cash distributions	2,761	1,720	380	368	2,082	4,956
Shares redeemed	(11,162)	(11,037)	(1,906)	(2,772)	(21,448)	(18,273)

Total Class Y transactions	14,169	(1,394)	(825)	(1,716)	(13,391)	196

Net increase (decrease) in capital shares	17,325	(786)	(5,333)	(1,783)	(10,715)	6,342

136   First American Funds 2008 Annual Report

	Small Cap		Small-Mid Cap
	Value Fund		Core Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07

Class A:
Shares issued	255	680	341	550
Shares issued in lieu of cash distributions	496	670	—	—
Shares redeemed	(1,217)	(1,160)	(556)	(1,238)

Total Class A transactions	(466)	190	(215)	(688)

Class B:
Shares issued	4	15	14	33
Shares issued in lieu of cash distributions	66	103	—	—
Shares redeemed	(171)	(161)	(344)	(327)

Total Class B transactions	(101)	(43)	(330)	(294)

Class C:
Shares issued	52	90	77	123
Shares issued in lieu of cash distributions	41	61	—	—
Shares redeemed	(93)	(133)	(126)	(155)

Total Class C transactions	—	18	(49)	(32)

Class R:[2]
Shares issued	116	193	—	—
Shares issued in lieu of cash distributions	34	24	—	—
Shares redeemed	(124)	(94)	—	—

Total Class R transactions	26	123	—	—

Class Y:
Shares issued	1,837	2,860	1,776	2,627
Shares issued in lieu of cash distributions	2,360	3,430	—	4
Shares redeemed	(7,102)	(7,072)	(3,428)	(2,229)

Total Class Y transactions	(2,905)	(782)	(1,652)	402

Net decrease in capital shares	(3,446)	(494)	(2,246)	(612)

2 Class R is not offered by the Small-Mid Cap Core Fund.

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal period ended October 31, 2008, and the fiscal period ended October 31, 2007, were as follows:

	Fiscal	Fiscal
	Period	Period
	Ended	Ended
Fund	10/31/08	10/31/07

Balanced Fund	62	407
Equity Income Fund	55	223
International Fund	99	47
International Select Fund	1	—
Large Cap Growth Opportunities Fund	52	99
Large Cap Select Fund	—	1
Large Cap Value Fund	68	76
Mid Cap Growth Opportunities Fund	17	71
Mid Cap Value Fund	23	34
Real Estate Securities Fund	14	13
Small Cap Growth Opportunities Fund	1	66
Small Cap Select Fund	67	125
Small Cap Value Fund	41	39
Small-Mid Cap Core Fund	219	106

5 >	Investment Security Transactions

During the fiscal period ended October 31, 2008, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	U.S. Government		Other Investment
	Securities		Securities
Fund	Purchases	Sales	Purchases	Sales

Balanced Fund	$47,554	$89,093	$322,120	$350,015
Equity Income Fund	—	—	317,896	515,250
Global Infrastructure Fund	—	—	62,712	33,671
International Fund	—	—	227,378	771,734
International Select Fund	—	—	234,814	173,229
Large Cap Growth Opportunities Fund	—	—	645,117	738,020
Large Cap Select Fund	—	—	726,118	808,385
Large Cap Value Fund	—	—	597,525	708,572
Mid Cap Growth Opportunities Fund	—	—	1,776,069	1,952,417
Mid Cap Value Fund	—	—	806,705	923,874
Real Estate Securities Fund	—	—	1,377,612	1,180,746
Small Cap Growth Opportunities Fund	—	—	311,154	414,502
Small Cap Select Fund	—	—	652,590	806,999
Small Cap Value Fund	—	—	134,765	206,983
Small-Mid Cap Core Fund	—	—	153,220	173,131

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased

First American Funds 2008 Annual Report   137

Notes toFinancial Statements   October 31, 2008, all dollars and shares are rounded to thousands (000)

with proceeds from securities lending) for federal tax purposes at October 31, 2008, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Balanced Fund	$2,106	$(42,993)	$(40,887)	$250,923
Equity Income Fund	133,425	(88,064)	45,361	872,964
Global Infrastructure Fund	314	(6,105)	(5,791)	26,793
International Fund	94,799	(184,393)	(89,594)	778,591
International Select Fund	4,695	(119,643)	(114,948)	435,141
Large Cap Growth Opportunities Fund	26,609	(66,814)	(40,205)	634,981
Large Cap Select Fund	3,187	(52,271)	(49,084)	342,151
Large Cap Value Fund	26,365	(101,886)	(75,521)	665,430
Mid Cap Growth Opportunities Fund	76,967	(270,454)	(193,487)	1,517,193
Mid Cap Value Fund	27,912	(135,959)	(108,047)	845,082
Real Estate Securities Fund	48,295	(193,977)	(145,682)	1,141,271
Small Cap Growth Opportunities Fund	4,341	(36,320)	(31,979)	188,252
Small Cap Select Fund	19,091	(179,192)	(160,101)	893,081
Small Cap Value Fund	9,541	(56,274)	(46,733)	310,970
Small-Mid Cap Core Fund	1,181	(16,554)	(15,373)	92,415

6 >	Options Written

Transactions in options written for the fiscal period ended October 31, 2008, were as follows:

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Balanced Fund	Contracts	Amount	Contracts	Amount

Balance at October 31, 2007	—	$—	41	$10
Opened	573	296	560	276
Expired	(210)	(90)	(253)	(114)
Closed	(363)	(206)	(348)	(172)

Balance at October 31, 2008	—	$—	—	$—

7 >	Sector Risk

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and that may continue in the future. Global Infrastructure Fund concentrates its investments in infrastructure-related securities of companies in the industrial and utility sectors. The securities of these companies in the industrial and utility sectors have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. As of October 31, 2008, Large Cap Growth Opportunities Fund and Small Cap Growth Opportunities Fund each had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, Mid Cap Value Fund and Small Cap Value Fund had significant portions of their assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

8 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9 >	Redemption-in-Kind Transactions

On November 29, 2007, $1,595 was redeemed from the Small Cap Growth Opportunities Fund as a redemption-in-kind transaction, on March 14, 2008, $13,066 was redeemed from the Equity Income Fund as a redemption-in-kind transaction, and on June 11, 2008, $84,930 was redeemed from the International Fund as a redemption-in-kind transaction. In each transaction, the fund paid redemption proceeds by distributing a proportionate amount of securities in the fund’s portfolio. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.

10 >	Regulatory Settlement Proceeds

Small Cap Growth Opportunities Fund received $2,103 during the fiscal year ended October 31, 2008 from Bank of America and $177 during the fiscal year ended October 31, 2007 from Veras Capital Partners in settlements of administrative proceeds involving findings by the Securities and Exchange Commission of market timing and late trading of mutual funds. The settlements are presented in the fund’s Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, respectively. Neither the fund nor its affiliates were involved in the proceedings.

11 >	New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008, the funds do not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

138   First American Funds 2008 Annual Report

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” (“FAS 161”), which requires enhanced disclosures about a fund’s derivative and hedging activities. In addition, FASB issued Statement of Financial Accounting Standards Staff Position No. 133-1 and Interpretation No. 45-4, (“FSP FAS 133-1” and “FIN 45-4”) on September 12, 2008 which amends FAS 133 and FIN 45 and provides additional clarification and disclosure related to the credit risk of derivative instruments and guarantees. Funds are required to provide enhanced disclosures about (a) how and why the fund uses derivative instruments, (b) how derivative instruments are accounted for under FAS 133 and its related interpretations, (c) how derivative instruments affect the fund’s financial position and financial performance, and (d) the current status of the payment/performance risk of the credit derivative. FAS 161, FSP FAS 133-1, and FIN 45-4 are effective for financial statements issued for periods beginning after November 15, 2008 and interim periods within those fiscal years. The funds do not expect FAS 161, FSP FAS 133-1, and FIN 45-4 to have a material impact on the financial statement amounts; however, additional disclosures will be required.

First American Funds 2008 Annual Report   139

Notice toShareholders	October 31, 2008 (unaudited)

RESULTS OF A SPECIAL MEETING

A special meeting of the shareholders of the International Fund was held on September 18, 2008, for shareholders of record as of July 31, 2008, to vote on the following proposals, the results of which are provided below. The shareholders of the fund voted on whether to approve an investment sub-advisory agreement between Altrinsic and the fund’s investment advisor, FAF Advisors, Inc. (the “advisor”); whether to approve an investment sub-advisory agreement between HGI and the advisor; and whether to approve a “manager-of-managers” structure for the fund.

To approve an investment sub-advisory agreement for the fund with Altrinsic (not rounded):

For	Against	Abstain

75,129,595	112,247	71,499

To approve an investment sub-advisory agreement for the fund with HGI (not rounded):

For	Against	Abstain

75,122,215	112,628	78,498

To authorize a “manager-of-managers” structure for the fund, whereby the advisor, subject to certain conditions, will be able to add or replace sub-advisors to the fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval (not rounded):

For	Against	Abstain

75,055,602	185,309	72,430

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2008 on Form 1099. Please consult your tax advisor for proper treatment of this information.

For the fiscal period ended October 31, 2008, each fund has designated long-term capital gains, ordinary income, dividends qualifying for the corporate received deduction, and qualified dividend income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total Taxable
	Distributions	Distributions	Distributions
Fund	(Tax Basis)[1]	(Tax Basis)[1]	(Tax Basis)

Balanced Fund	40%	60%	100%
Equity Income Fund	71	29	100
International Fund[2]	87	13	100
International Select Fund[2]	19	81	100
Large Cap Growth Opportunities Fund	81	19	100
Large Cap Select Fund	39	61	100
Large Cap Value Fund	68	32	100
Mid Cap Growth Opportunities Fund	85	15	100
Mid Cap Value Fund	60	40	100
Real Estate Securities Fund	60	40	100
Small Cap Growth Opportunities Fund	19	81	100
Small Cap Select Fund	83	17	100
Small Cap Value Fund	53	47	100

[1]	Based on a percentage of the fund’s total distributions.

[2]	The International Fund and International Select Fund have elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid for the funds were $4,038,296 and $670,701, respectively, and foreign source income for the funds was $47,276,257 and $8,477,972, respectively.

140   First American Funds 2008 Annual Report

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal period ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Balanced Fund	17.35%
Equity Income Fund	100.00
Global Infrastructure Fund	0.00
International Fund	0.00
International Select Fund	0.00
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	20.89
Large Cap Value Fund	58.37
Mid Cap Growth Opportunities Fund	28.46
Mid Cap Value Fund	55.98
Real Estate Securities Fund	0.82
Small Cap Growth Opportunities Fund	3.82
Small Cap Select Fund	0.00
Small Cap Value Fund	0.00
Small-Mid Cap Core Fund	0.00

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal period ended October 31, 2008 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Balanced Fund	17.96%
Equity Income Fund	100.00
Global Infrastructure Fund	0.00
International Fund	100.00
International Select Fund	52.87
Large Cap Growth Opportunities Fund	55.36
Large Cap Select Fund	21.26
Large Cap Value Fund	58.83
Mid Cap Growth Opportunities Fund	29.18
Mid Cap Value Fund	56.18
Real Estate Securities Fund	1.15
Small Cap Growth Opportunities Fund	3.81
Small Cap Select Fund	59.56
Small Cap Value Fund	39.24
Small-Mid Cap Core Fund	0.00

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C) for each fund were as follows:

Fund

Balanced Fund	19.40%
Equity Income Fund	0.10
Global Infrastructure Fund	0.00
International Fund	0.44
International Select Fund	0.00
Large Cap Growth Opportunities Fund	2.27
Large Cap Select Fund	0.56
Large Cap Value Fund	0.97
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Value Fund	0.32
Real Estate Securities Fund	0.31
Small Gap Growth Opportunities Fund	0.60
Small Cap Select Fund	0.55
Small Cap Value Fund	0.79
Small-Mid Cap Core Fund	0.00

First American Funds 2008 Annual Report   141

 Notice to Shareholders  October 31, 2008 (unaudited)

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

Balanced Fund	65%
Equity Income Fund	22
Global Infrastructure Fund	0
International Fund	13
International Select Fund	65
Large Cap Growth Opportunities Fund	97
Large Cap Select Fund	95
Large Cap Value Fund	79
Mid Cap Growth Opportunities Fund	100
Mid Cap Value Fund	78
Real Estate Securities Fund	0
Small Cap Growth Opportunities Fund	100
Small Cap Select Fund	79
Small Cap Value Fund	75
Small-Mid Cap Core Fund	0

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter-end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”). In addition to determining whether to renew the Agreement with FAF Advisors, the Board also is responsible for determining whether to approve sub-advisory agreements for the Funds.

At a meeting on May 5-7, 2008, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”) and: (i) with respect to the International Fund, information relating to the sub-advisory agreement between FAF Advisors and J.P. Morgan Investment Management Inc. (“JP Morgan”), (ii) with respect to the International Select Fund, information relating to each sub-advisory agreement between FAF Advisors and Altrinsic Global Advisors, LLC (“Altrinsic”), Hansberger Global Investors, Inc. (“HGI”), and Lazard Asset Management LLC (“Lazard”) (collectively the “Sub-Advisory Agreements” and the “Sub-Advisors”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreements, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 17-19, 2008, the Board concluded its consideration of and approved the Agreement and the Sub-Advisory Agreements through June 30, 2009.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative

142   First American Funds 2008 Annual Report

expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreements are fair and in the interests of the shareholders of the International Fund and of the International Select Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the International Fund and to the International Select Fund.

For each Fund other than the International Fund, which is sub-advised by JP Morgan, and the International Select Fund, which is sub-advised by Altrinsic, HGI and Lazard, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

With respect to the International Fund and the International Select Fund, the Board examined the nature, quality and extent of the services provided by each Sub-Advisor and reviewed each Sub-Advisor’s key personnel who provide investment management services to the Funds. The Board noted that, under the Sub-Advisory Agreements, the Sub-Advisors have the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions, subject to the supervision of FAF Advisors and review by the Board. The Board further considered that the Sub-Advisor’s duties with respect to the International Fund and the International Select Fund include investment research and stock selection and adherence to the Funds’ investment policies and restrictions. The Board noted that, under the Agreement, FAF Advisors is responsible for monitoring the performance of the Sub-Advisors as well as various organizations providing services to the International Fund and to the International Select Fund, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by the FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors, JP Morgan, Altrinsic, HGI and Lazard from the Fund’s Chief Compliance Officer (“CCO”).

Based on the foregoing, the Board concluded that: (i) each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement, and (ii) the International Fund and the International Select Fund are likely to benefit from the nature, extent and quality of the services provided by their respective Sub-Advisors under the Sub-Advisory Agreements into which each of them has entered.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how each Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods considered by the Board ended on January 31, 2008.

The Board also considered that, in reviewing the comparative performance of the Funds, the different expense levels of a Fund’s share classes can result in different net performance results for each of those classes. Thus, while the Board considered the performance of all classes, it focused on Class Y shares, which, because they have the lowest total expense ratios, offered the most meaningful data on performance. For this reason, the discussion below relates to the performance of the Class Y shares.

First American Funds 2008 Annual Report   143

 Notice to Shareholders  October 31, 2008 (unaudited)

Balanced Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for the one-, three-, and five-year periods, though it underperformed its performance universe median and its benchmark index for the ten-year period. The Board concluded that, in light of the Fund’s competitive performance it would be in the interest of the Fund and its shareholders to renew the Agreement.

Equity Income Fund. The Board considered that the Fund outperformed or performed competitively versus its performance universe median for the one-, three-, five- and ten-year periods. The Board also considered that the Fund’s performance exceeded that of its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance it would be in the interest of the Fund and its shareholders to renew the Agreement.

International Fund. The Board noted that the Fund has underperformed both its benchmark index and its performance universe for the one-, three-, five- and ten-year periods. The Board also considered, however, that for the first quarter of 2008 the Fund ranked in the 26th percentile of its performance universe. Further, the Board considered that the Fund’s sub-advisor, JP Morgan, did not begin managing the Fund until December 2004 and that JP Morgan, therefore, is not responsible for the long-term performance record of the Fund. While the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreement, it also decided to aggressively pursue strategic alternatives to address Fund performance, including sub-advisor replacements.

International Select Fund.  The Board considered that the Fund outperformed its performance universe median for the one-year period. The Board also noted that the Fund matched its benchmark performance for the same period. The Board concluded that, in light of the Fund’s competitive performance it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreements.

Large Cap Growth Opportunities Fund. The Board considered that the Fund outperformed its performance universe for the one-, three- and five-year periods (although the Fund underperformed its performance universe for the ten-year period) and outperformed its benchmark for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Select Fund. The Board considered that the Fund outperformed its performance universe for the three- and five-year periods, though it underperformed its performance universe for the one-year period and its benchmark for all periods. The Board concluded that, in light of the Fund’s competitive performance against its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Value Fund. The Board considered that the Fund outperformed its performance universe for the one-, three- and five-year periods, though it underperformed its performance universe for the ten-year period. The Board also considered that the Fund outperformed its benchmark index for the one- and three-year periods, though it underperformed its benchmark index for longer periods. The Board noted FAF Advisor’s assertion that the Fund’s underperformance over longer periods could be attributed primarily to a former management team. The Board concluded that, in light of the Fund’s competitive performance relative to its performance universe for the one-, three- and five-year periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund outperformed its performance universe for the three-, five- and ten-year periods, and performed comparably to its performance universe for the one-year period. The Board considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Value Fund. The Board considered that the Fund outperformed its performance universe for the one-, three- and five-year periods, though it underperformed its performance universe for the ten-year period. The Board also considered that the Fund outperformed its benchmark index for the one- and three-year periods, though it underperformed its benchmark index for longer periods. The Board noted FAF Advisor’s assertion that the Fund’s underperformance over longer periods could be attributed primarily to a former management team. The Board concluded that, in light of the Fund’s competitive performance relative to its performance universe for the one-, three- and five-year periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Real Estate Securities Fund. The Board considered that the Fund outperformed its benchmark index and its performance universe for the one-, three-, five-, and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Growth Opportunities Fund. The Board noted that the Fund underperformed both its performance universe and its benchmark index for the one-, three-, and five-year periods, though it outperformed its performance universe and benchmark index for the ten-year period. The Board considered that FAF Advisors recently implemented changes in the Fund’s management team to address the Fund’s underperformance. The Board noted that the Fund outperformed or

144   First American Funds 2008 Annual Report

performed competitively versus its performance universe and benchmark index during the one-, three- and six-month periods ended April 30, 2008. The Board concluded that, in light of the Fund’s changes in management and the recent improvement in the Fund’s performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Select Fund. The Board noted that the Fund outperformed or performed competitively against its performance universe for the three-, five- and ten-year periods, though it underperformed its performance universe for the one-year period. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, and five-year periods, though it outperformed its benchmark index for the ten-year period. The Board considered that FAF Advisors recently implemented certain measures to improve the Fund’s performance. The Board noted that the Fund outperformed or performed competitively against its benchmark index and performance universe for the one- and three-month periods ended April 30, 2008. The Board concluded that, in light of the recent improvement in the Fund’s performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Value Fund.  The Board noted that the Fund outperformed its performance universe for the three- and five- year periods while it underperformed its performance universe for the one- and ten-year periods. The Board also noted that the Fund outperformed its benchmark index for the one-year period, though it underperformed its benchmark index for all other periods. The Board concluded that, in light of the Fund’s competitive performance versus the performance universe for the three- and five-year periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small-Mid Cap Core Fund.  The Board noted that the Fund outperformed its benchmark and performed comparably to its performance universe for the one-year period, though it underperformed its benchmark index and performance universe for the remaining periods. The Board considered FAF Advisors’ assertion that the Fund has operated as a small-mid cap core fund only since October 3, 2005, therefore comparisons of the Fund’s performance against a mid-cap core performance universe and the Russell 2500 benchmark index for the three-, five- and ten-year periods are not meaningful. In light of this and of the Fund’s competitive short-term performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Balanced Fund. The Board considered that, after waivers, the Fund’s advisory fee and total expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Equity Income Fund. The Board considered that the Fund’s advisory fee and total expenses are higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and total expense ratio are reasonable in light of the services provided.

International Fund. The Board noted that the Fund’s advisory fee and total expense ratio, after waivers, are higher than those of its peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and total expense ratio are reasonable in light of the services provided.

International Select Fund.  The Board considered that, after waivers, the Fund’s advisory fee is lower that the peer group median. The Board also considered that the Fund’s total expense ratio, after waivers, is equal to that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

First American Funds 2008 Annual Report   145

 Notice to Shareholders  October 31, 2008 (unaudited)

Large Cap Growth Opportunities Fund. The Board considered that the Fund’s advisory fee is equal to the peer group median. The Board also noted that the Funds’ total expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Large Cap Select Fund. The Board considered that the Fund’s advisory fee and total expense ratio are higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Large Cap Value Fund. The Board considered that the Fund’s advisory fee and total expense ratio are higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Growth Opportunities Fund. The Board considered that, although the Fund’s advisory fee is higher than the peer group median, the Fund’s total expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Value Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Real Estate Securities Fund. The Board considered that the Fund’s advisory fee is higher than the peer group median, though the total expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small Cap Growth Opportunities Fund. The Board considered that, although the Fund’s advisory fee, after waivers, is higher than the peer group median, the Fund’s total expense ratio is nearly the same as that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small Cap Select Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small Cap Value Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small-Mid Cap Core Fund. The Board considered that the Fund’s advisory fee, after waivers, is lower than the peer group median. The Board also considered that the Fund’s total expense ratio, after waivers, is higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio, after taking into account waivers, are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered FAF Advisors’ assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian (except with respect to International Fund and International Select Fund) and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that

146   First American Funds 2008 Annual Report

each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the interest of each Fund and its shareholders.

First American Funds 2008 Annual Report   147

 Notice to Shareholders  October 31, 2008 (unaudited)

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company since August 2004; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in June 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM LLC, a strategic demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, Saint Paul Riverfront Corporation, Since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

148   First American Funds 2008 Annual Report

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

First American Funds 2008 Annual Report   149

 Notice to Shareholders  October 31, 2008 (unaudited)

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President & Vice President – Investments	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Mark D. Corns FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1963)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2008	Director of Compliance, FAF Advisors, Inc. since June 2006; Compliance Manager, FAF Advisors, Inc. from January 2005 to June 2006; prior thereto, Compliance Manager, OppenheimerFunds, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney, LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Corns, and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.

150   First American Funds 2008 Annual Report

Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2008. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

ADMINISTRATOR
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIANS
U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402

COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com

0182-08  12/2008  AR-EQUITY

FIRST AMERICAN FUNDS.

October 31, 2008

2008 ANNUAL REPORT

REFINING CORPORATION

Index Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 8, 2008

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2008.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2008 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2008 Annual Report

Equity Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s
500 Index* (“S&P 500 Index”).

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Equity Index Fund (the “fund”), Class Y shares, returned -36.18% for the fiscal year October 31, 2008 (Class A shares returned -36.35% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index, returned -36.10% for the same period.

How did market conditions affect stock market performance during the reporting period?
It’s impossible to discuss the state of the equity markets during the fiscal period without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Exxon Mobil	4.5%
General Electric	2.3
Procter & Gamble	2.3
Microsoft	2.0
Johnson & Johnson	2.0
AT&T	1.8
Chevron	1.8
JPMorgan Chase	1.8
First American Prime Obligations Fund, Class Z	1.5
Wal-Mart Stores	1.5

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	15.6%
Financials	14.5
Healthcare	13.5
Energy	12.9
Consumer Staples	12.7
Industrials	10.7
Consumer Discretionary	8.1
Utilities	3.7
Telecommunication Services	3.3
Materials	3.1
Short-Term Investments	1.8
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   3

Equity Index Fund

Fund Overview
The fund is invested to replicate the S&P 500 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes 500 leading companies in the major industries of the U.S. economy and covers about 75% of the dollar value of all traded stocks in the U.S. market.

The best-performing sectors during the fiscal year were consumer staples, healthcare, and utilities, having fallen by 12%, 24%, and 29%, respectively. The sector that declined the most over the same period was financials, falling by 52%. In October 2008, the overall financial sector lost 22% with its constituent real estate and insurance industries falling one-third each.

4   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
				Since Inception					Since Inception
	1 year	5 years	10 years	2/01/1999	9/24/2001	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(39.85)%	(1.38)%	(0.72)%	—	—	(26.50)%	3.46%	1.93%	—	—

Class B	(39.89)%	(1.37)%	(0.91)%	—	—	(26.56)%	3.52%	1.74%	—	—

Class C	(37.45)%	(0.99)%	—	(2.43)%	—	(23.56)%	3.86%	—	(0.56)%	—

Average annual return without sales charge (NAV)
Class A	(36.35)%	(0.25)%	(0.16)%	—	—	(22.23)%	4.64%	2.51%	—	—

Class B	(36.82)%	(1.00)%	(0.91)%	—	—	(22.81)%	3.86%	1.74%	—	—

Class C	(36.83)%	(0.99)%	—	(2.43)%	—	(22.81)%	3.86%	—	(0.56)%	—

Class R	(36.51)%	(1.48)%	—	—	0.65%	(22.41)%	4.41%	—	—	3.35%

Class Y	(36.18)%	(0.01)%	(0.09)%	—	—	(22.04)%	4.90%	2.76%	—	—

S&P 500 Index[3]	(36.10)%	0.26%	0.40%	(1.13)%	1.34%	(21.98)%	5.17%	3.06%	0.76%	4.04%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 0.76%, 1.51%, 1.51%, 1.01% and 0.51%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses for Class A, Class B, Class C, Class R and Class Y shares do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Equity Index Fund, Class A (NAV)	$9,844

Equity Index Fund, Class A (POP)	$9,301

S&P 500 Index[3]	$10,403

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1998 to 10/31/2008) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.
[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   5

Mid Cap Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Index* (“S&P MidCap 400 Index”).

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Mid Cap Index Fund (the “fund”), Class Y shares, returned -36.31% for the fiscal year ended October 31, 2008 (Class A shares returned -36.46% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P MidCap 400 Index, returned -36.46% for the same period.

How did market conditions affect stock market performance during the reporting period?
It’s impossible to discuss the state of the equity markets during the fiscal period without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

First American Prime Obligations Fund, Class Z	6.1%
U.S. Treasury Bill, 1.578%, 12/18/2008	0.7
McAfee	0.7
New York Community Bancorp	0.6
Stericycle	0.6
Cephalon	0.6
Everest Re Group	0.6
DENTSPLY International	0.6
Equitable Resources	0.6
Health Care – REIT	0.6

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	18.2%
Industrials	14.4
Consumer Discretionary	12.1
Information Technology	11.9
Healthcare	11.1
Utilities	7.8
Energy	6.5
Materials	6.1
Consumer Staples	3.8
Telecommunication Services	0.6
Short-Term Investments	6.8
Other Assets and Liabilities, Net[2]	0.7

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   First American Funds 2008 Annual Report

Fund Overview
The fund is invested to replicate the S&P MidCap 400 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes stocks that reflect the risk and return characteristics of the broader mid-cap universe. Mid-cap stocks are now being recognized as an independent asset class and the capitalization range of this index covers about 10% of the U.S. equities market.

The best-performing sectors during the fiscal year were utilities, consumer staples, and healthcare, having fallen by 24%, 27%, and 30%, respectively. The sector that declined the most over the same period was telecommunications, falling by 60%. Between the end of July 2008 and October 2008, the decline in commodities prices helped to explain the 45% to 50% fall in materials and energy firms.

First American Funds 2008 Annual Report   7

Mid Cap Index Fund

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
			Since Inception					Since Inception
	1 year	5 years	11/04/1999	11/27/2000	9/24/2001	1 year	5 years	11/04/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(39.94)%	0.31%	3.40%	—	—	(21.35)%	6.88%	6.30%	—	—

Class B	(39.71)%	0.39%	3.30%	—	—	(21.01)%	6.98%	6.21%	—	—

Class C	(37.47)%	0.71%	—	—	4.25%	(18.16)%	7.27%	—	—	8.00%
Average annual return without sales charge (NAV)
Class A	(36.46)%	1.46%	4.05%	—	—	(16.78)%	8.09%	6.98%	—	—

Class B	(36.90)%	0.70%	3.30%	—	—	(17.34)%	7.28%	6.21%	—	—

Class C	(36.91)%	0.71%	—	—	4.25%	(17.42)%	7.27%	—	—	8.00%

Class R	(36.66)%	1.21%	—	1.82%	—	(16.96)%	7.83%	—	5.07%	—

Class Y	(36.31)%	1.69%	4.30%	—	—	(16.54)%	8.35%	7.25%	—	—

S&P MidCap 400 Index[3]	(36.46)%	1.96%	4.94%	2.73%	5.69%	(16.68)%	8.65%	7.92%	6.02%	9.52%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 0.82%, 1.57%, 1.57%, 1.07% and 0.57%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R and Class Y shares do not exceed 0.75%, 1.50%, 1.50%, 1.00% and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Mid Cap Index Fund, Class A (NAV)	$14,289

Mid Cap Index Fund, Class A (POP)	$13,505

S&P Mid Cap 400 Index[3]	$15,427

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 11/04/1999 to 10/31/2008) as compared to the S&P MidCap 400 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market value-weighted index of 400 mid-cap companies.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

8   First American Funds 2008 Annual Report

Small Cap Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Russell 2000 Index*.

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Small Cap Index Fund (the “fund”), Class Y shares, returned -33.95% for the fiscal year ended October 31, 2008 (Class A shares returned -34.15% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index, returned -34.16% for the same period.

How did market conditions affect stock market performance during the reporting period?
It’s impossible to discuss the state of the equity markets during the fiscal period without addressing the impact of the subprime loan debacle and the ensuing financial crisis on stock market performance. Concerns about the proliferation of subprime mortgage loans and the lax lending standards they represented arose as early as February 2007. By October 2007, the threat of large-scale defaults became more pronounced, as did their potential effect on various highly complex securities into which subprime mortgages had been converted. What caught most market participants off guard was the severity of the crisis — the sheer volume of assets that were impaired, the extent to which the holders of those assets were hurt, and the effect of these assets on the financial system.

The financial crisis that followed gradually brought most credit activity to a halt and drained liquidity out of the markets, prompting the federal government to stage several interventions to save ailing financial institutions whose vulnerability suddenly became apparent. The takeovers of Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and of AIG, however, were ad hoc solutions rather than consequences of any broad-based policy. In the absence of such policy, the government actions tended to cause more uncertainty than calm, and the markets lost trust in this approach. Prolonged volatility ensued.

What began as a U.S.-based financial crisis rapidly led to a global recession and with it the collapse of commodity prices and the prospect of sharply reduced corporate earnings. As hedge funds undertook a massive effort to repay the loans on which they relied for operations, liquidation sales forced asset prices to plummet far below their fair value. In this environment, the outlook for financial markets appeared bleak indeed. By the end of the fiscal period, however, there were signs that the worst may be behind us. For one thing, the coordinated policy response to the crisis by governments worldwide began to introduce a measure of ease to the financial and credit markets, restoring badly needed liquidity. And because forced liquidations brought asset prices into the bargain territory, there is good value now for investors to be found in the riskier asset classes.

What will be the likely developments in the equity markets in the coming fiscal year?
We expect the more defensively positioned sectors (healthcare, consumer staples) and sectors that tend to thrive early in the economic cycle (financials, consumer discretionary, retail) to make gains, while late-cycle sectors (energy, basic materials, industrials) will most likely remain under pressure. Clearly, conditions will remain challenging for some time to come, but as the most acute stages of the crisis recede into the past, we anticipate a gradual return of opportunities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

First American Prime Obligations Fund, Class Z	6.5%
U.S. Treasury Bill, 2.074%, 12/18/2008	0.9
Ralcorp Holdings	0.4
Alexion Pharmaceuticals	0.4
Myriad Genetics	0.3
Waste Connections	0.3
Realty Income – REIT	0.3
Flowers Foods	0.3
Comstock Resources	0.3
Piedmont Natural Gas	0.3

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	20.8%
Information Technology	15.2
Industrials	15.0
Healthcare	13.3
Consumer Discretionary	10.9
Energy	4.9
Materials	3.9
Utilities	3.8
Consumer Staples	3.7
Telecommunication Services	1.0
Short-Term Investments	7.4
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   9

Small Cap Index Fund

Fund Overview
The fund is invested to replicate the Russell 2000 Index as closely as possible with consideration given to turnover costs and fees. The index includes the traded shares of U.S. companies ranked 1,001 through 3,000 in size, thereby skipping large- and mid-capitalization names in the list of investable companies.

The best-performing sectors during the fiscal year were utilities and consumer staples, having fallen by 13% and 15%, respectively. The sector that declined the most over the same period was telecommunications, falling by 55%. Between the end of July 2008 and October 2008, the decline in commodities prices helped to explain the 35% to 45% fall in materials and energy firms.

10   First American Funds 2008 Annual Report

 Annual Performance1,2

	October 31, 2008					September 30, 2008*
			Since Inception					Since Inception
	1 year	5 years	12/30/1998	12/11/2000	9/24/2001	1 year	5 years	12/30/1998	12/11/2000	9/24/2001

Average annual return with sales charge (POP)
Class A	(37.75)%	(0.19)%	3.39%	—	—	(19.58)%	6.18%	5.88%	—	—

Class B	(37.52)%	(0.17)%	—	1.53%	—	(19.27)%	6.22%	—	4.58%	—

Class C	(35.25)%	0.13%	—	—	3.92%	(16.35)%	6.49%	—	—	7.42%

Average annual return without sales charge (NAV)
Class A	(34.15)%	0.94%	3.99%	—	—	(14.90)%	7.39%	6.49%	—	—

Class B	(34.64)%	0.11%	—	1.53%	—	(15.54)%	6.52%	—	4.58%	—

Class C	(34.67)%	0.13%	—	—	3.92%	(15.60)%	6.49%	—	—	7.42%

Class R	(34.33)%	0.67%	3.78%	—	—	(15.17)%	7.09%	6.28%	—	—

Class Y	(33.95)%	1.13%	4.20%	—	—	(14.66)%	7.59%	6.71%	—	—

Russell 2000 Index[3]	(34.16)%	1.57%	4.06%	2.55%	5.80%	(14.48)%	8.15%	6.62%	5.69%	9.45%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.14%, 1.89%, 1.89%, 1.39%, and 0.89%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.83%, 1.58%, 1.58%, 1.08%, and 0.58%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2008

Small Cap Index Fund, Class A (NAV)	$14,692

Small Cap Index Fund, Class A (POP)	$13,887

Russell 2000 Index[3]	$14,790

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/30/1998 to 10/31/2008) as compared to the Russell 2000 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[3]	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 2000 Index.

[4]	Performance for Class B, Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2008 Annual Report   11

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Equity Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$705.50	$2.66

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15

Class B Actual[2]	$1,000.00	$703.00	$5.86

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95

Class C Actual[2]	$1,000.00	$703.10	$5.86

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95

Class R Actual[2]	$1,000.00	$704.70	$3.73

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42

Class Y Actual[2]	$1,000.00	$706.60	$1.59

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,023.28	$1.88

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.62%, 1.37%, 1.37%, 0.87%, and 0.37% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -29.45%, -29.70%, -29.69%, -29.53%, and -29.34% for Class A, Class B, Class C, Class R, and Class Y, respectively.

12   First American Funds 2008 Annual Report

Expense Examples

 Mid Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$684.40	$3.13

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76

Class B Actual[2]	$1,000.00	$681.90	$6.30

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Class C Actual[2]	$1,000.00	$681.60	$6.30

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Class R Actual[2]	$1,000.00	$683.40	$4.23

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

Class Y Actual[2]	$1,000.00	$684.60	$2.07

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.49

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74%, 1.49%, 1.49%, 1.00%, and 0.49% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six month period ended October 31, 2008 of -31.56%, -31.81%, -31.84%, -31.66%, and -31.54% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Small Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$756.40	$3.62

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.17

Class B Actual[4]	$1,000.00	$753.40	$6.92

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$7.96

Class C Actual[4]	$1,000.00	$753.60	$6.92

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$7.96

Class R Actual[4]	$1,000.00	$755.50	$4.72

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43

Class Y Actual[4]	$1,000.00	$757.80	$2.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.90

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.82%, 1.57%, 1.57%, 1.07%, and 0.57% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six month period ended October 31, 2008 of -24.36%, -24.66%, -24.64%, -24.45%, and -24.22% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2008 Annual Report   13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Equity Index, Mid Cap Index, and Small Cap Index funds (series of First American Investment Funds, Inc.) (the “funds”) as of October 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2008, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 19, 2008

14   First American Funds 2008 Annual Report

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Equity Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.1%
Consumer Discretionary – 8.1%
Abercrombie & Fitch, Class A ▼	10,882	$315
Amazon.com ▼ ●	40,831	2,337
Apollo Group, Class A ▼ ●	13,575	944
AutoNation ▼ ●	21,139	145
AutoZone ▼ ●	5,703	726
Bed Bath & Beyond ▼ ●	37,214	959
Best Buy ▼	44,050	1,181
Big Lots ▼ ●	12,504	305
Black & Decker	8,185	414
Carnival ▼	52,729	1,339
CBS, Class B ▼	96,582	938
Centex ▼	15,891	195
Coach ▼ ●	45,198	931
Comcast, Class A ▼	377,277	5,946
D.R. Horton ▼	34,821	257
Darden Restaurants ▼	16,442	364
DIRECTV Group ▼ ●	74,875	1,639
Eastman Kodak	34,812	320
Expedia ▼ ●	25,586	243
Family Dollar Stores ▼	19,220	517
Ford Motor ▼ ●	285,672	626
Fortune Brands	17,424	664
GameStop, Class A ▼ ●	19,943	546
Gannett ▼	29,548	325
Gap ▼	57,193	740
General Motors ▼	71,194	411
Genuine Parts	21,361	840
Goodyear Tire & Rubber ▼ ●	27,449	245
H&R Block ▼	41,173	812
Harley-Davidson ▼	30,317	742
Harman International Industries	7,669	141
Hasbro	17,202	500
Home Depot ▼	200,861	4,738
International Game Technology	41,450	580
Interpublic Group of Companies ▼ ●	50,590	263
J.C. Penney ▼	27,917	668
Johnson Controls ▼	73,947	1,311
Jones Apparel Group	14,826	165
KB Home ▼	9,785	163
Kohl’s ▼ ●	37,769	1,327
Leggett & Platt ▼	22,790	396
Lennar ▼	17,676	137
Limited Brands ▼	38,276	458
Liz Claiborne	13,221	108
Lowe’s ▼	190,937	4,143
Macy’s ▼	56,618	696
Marriott International, Class A	40,157	838
Mattel	47,644	716
McDonald’s ▼	145,192	8,411
McGraw-Hill ▼	44,086	1,183
New York Times, Class A ▼	17,773	178
Newell Rubbermaid	33,258	457
News, Class A ▼	291,378	3,100
Nike, Class B ▼	46,470	2,678
Nordstrom ▼	20,375	369
Office Depot ●	34,600	125
Omnicom Group ▼	40,811	1,206
Polo Ralph Lauren ▼	7,691	363
Pulte Homes	27,166	303
RadioShack ▼	17,354	220
Scripps Networks Interactive, Class A ▼	9,227	262
Sears ▼ ●	7,271	420
Sherwin-Williams	13,302	757
Snap-On	7,192	266
Stanley Works ▼	9,952	326
Staples ▼	90,021	1,749
Starbucks ▼ ●	92,986	1,221
Starwood Hotels & Resorts Worldwide ▼	23,763	536
Target ▼	99,195	3,980
Tiffany & Company ▼	18,480	507
Time Warner	457,860	4,620
TJX	53,424	1,430
VF ▼	10,746	592
Viacom, Class B ▼ ●	80,626	1,630
Walt Disney ▼	246,524	6,385
Whirlpool	9,640	450
Wyndham Worldwide ▼	22,470	184
Yum! Brands	63,582	1,844

		89,066

Consumer Staples – 12.7%
Altria Group ▼	262,846	5,044
Anheuser-Busch	95,813	5,943
Archer-Daniels-Midland ▼	80,841	1,676
Avon Products ▼	59,268	1,472
Brown-Forman, Class B ▼	11,725	532
Campbell Soup	21,692	823
Clorox ▼	18,574	1,129
Coca-Cola Enterprises	26,763	269
Coca-Cola	254,463	11,212
Colgate-Palmolive	63,556	3,989
ConAgra Foods	65,901	1,148
Constellation Brands, Class A ●	23,627	296
Costco Wholesale ▼	54,806	3,125
CVS Caremark	182,129	5,582
Dean Foods ▼ ●	16,082	352
Dr. Pepper Snapple Group ▼ ●	26,543	608
Estee Lauder, Class A ▼	8,765	316
General Mills ▼	39,918	2,704
H.J. Heinz ▼	41,312	1,810
Hershey Foods	22,475	837
Kellogg ▼	31,539	1,590
Kimberly-Clark ▼	53,371	3,271
Kraft Foods, Class A ▼	192,857	5,620
Kroger	89,344	2,453
Lorillard	20,583	1,356
McCormick ▼	16,523	556
Molson Coors Brewing, Class B ▼	12,756	477
Pepsi Bottling Group	16,970	392
PepsiCo ▼	203,459	11,599
Philip Morris International	262,793	11,424
Procter & Gamble	389,981	25,169
Reynolds American	21,393	1,047
Safeway ▼	55,078	1,172
Sara Lee	93,796	1,049
SUPERVALU ▼	25,925	369
Sysco ▼	82,214	2,154
Tyson Foods, Class A	30,681	268
UST	20,199	1,365
Walgreen ▼	124,160	3,161
Wal-Mart Stores ▼	286,626	15,997
Whole Foods Market ▼	17,691	190

		139,546

Energy – 12.9%
Anadarko Petroleum ▼	59,397	2,097
Apache ▼	41,530	3,419
Baker Hughes	42,538	1,487
BJ Services ▼	37,016	476
Cabot Oil & Gas	12,401	348
Cameron International ▼ ●	27,579	669

First American Funds 2008 Annual Report   15

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Chesapeake Energy ▼	65,411	$1,437
Chevron	263,803	19,680
ConocoPhillips	201,736	10,494
CONSOL Energy	22,876	718
Devon Energy	56,950	4,605
El Paso ▼	87,499	849
ENSCO International ▼	18,224	693
EOG Resources ▼	31,389	2,540
Exxon Mobil	664,097	49,223
Halliburton ▼	117,733	2,330
Hess ▼	34,489	2,077
Marathon Oil	87,108	2,535
Murphy Oil	21,766	1,102
Nabors Industries ●	36,528	525
National-Oilwell Varco ▼ ●	53,350	1,595
Noble Energy	21,670	1,123
Noble	34,625	1,115
Occidental Petroleum ▼	103,171	5,730
Peabody Energy	33,273	1,148
Pioneer Natural Resources ▼	15,272	425
Range Resources ▼	19,814	836
Rowan ▼	13,580	246
Schlumberger ▼	151,301	7,815
Smith International ▼	24,457	843
Southwestern Energy ▼ ●	44,682	1,592
Spectra Energy	73,494	1,421
Sunoco	15,223	464
Tesoro ▼	17,185	166
Transocean ▼ ●	40,147	3,305
Valero Energy	68,719	1,414
Weatherford International ▼ ●	87,003	1,469
Williams	74,956	1,572
XTO Energy ▼	70,216	2,524

		142,107

Financials – 14.5%
AFLAC	61,604	2,728
Allstate	71,258	1,880
American Capital Strategies ▼	24,660	346
American Express ▼	149,768	4,119
American International Group ▼	342,599	654
Ameriprise Financial	28,761	621
AON	40,413	1,709
Apartment Investment & Management – REIT	13,643	200
Assurant	12,445	317
AvalonBay Communities – REIT ▼	9,976	708
Bank of America ▼	640,701	15,486
Bank of New York Mellon	142,234	4,637
BB&T ▼	66,257	2,375
Boston Properties – REIT ▼	14,867	1,054
Capital One Financial ▼	50,266	1,966
CB Richard Ellis Group ●	23,477	165
Charles Schwab	119,365	2,282
Chubb	44,477	2,305
Cincinnati Financial ▼	19,197	499
CIT Group	35,841	148
Citigroup	693,686	9,469
CME Group ▼	8,577	2,420
Comerica ▼	20,549	567
Developers Diversified Realty – REIT	15,662	206
Discover Financial Services	61,626	755
E*TRADE Financial ▼ ●	68,381	124
Equity Residential Properties Trust – REIT ▼	36,605	1,279
Federated Investors, Class B	10,246	248
Fifth Third Bancorp ▼	73,160	794
First Horizon National ▼	25,775	307
Franklin Resources	20,665	1,405
General Growth Properties – REIT ▼	34,048	141
Genworth Financial, Class A	55,409	268
Goldman Sachs Group ▼	55,504	5,134
Hartford Financial Services Group	34,799	359
HCP – REIT ▼	31,326	938
Host Hotels & Resorts – REIT ▼	65,522	677
Hudson City Bancorp	65,878	1,239
Huntington Bancshares ▼	46,547	440
IntercontinentalExchange ▼ ●	9,631	824
Invesco ▼	49,410	737
Janus Capital Group ▼	22,239	261
JPMorgan Chase	470,046	19,389
KeyCorp ▼	61,865	757
Kimco Realty – REIT	31,638	714
Legg Mason ▼	15,174	337
Leucadia National ▼	20,498	550
Lincoln National ▼	37,739	651
Loew’s	52,244	1,735
M&T Bank ▼	9,867	800
Marsh & McLennan ▼	64,289	1,885
Marshall & Ilsley ▼	33,144	598
MBIA ▼	25,287	249
Merrill Lynch	194,931	3,624
MetLife	90,126	2,994
Moody’s ▼	27,942	715
Morgan Stanley	138,905	2,427
Nasdaq Stock Market ●	17,352	563
National City ▼	267,385	722
Northern Trust	28,239	1,590
NYSE Euronext	33,016	996
Plum Creek Timber – REIT ▼	22,988	857
PNC Financial Services Group ▼	43,115	2,874
Principal Financial Group	38,285	727
Progressive ▼	90,659	1,294
ProLogis – REIT	32,038	449
Prudential Financial ▼	58,695	1,761
Public Storage – REIT ▼	15,832	1,290
Regions Financial ▼	90,796	1,007
Simon Property Group – REIT ▼	27,915	1,871
SLM ▼ ●	56,646	604
Sovereign Bancorp ▼	69,465	201
State Street	52,286	2,267
SunTrust Banks ▼	44,811	1,799
T. Rowe Price Group ▼	33,536	1,326
Torchmark ▼	12,971	542
Travelers	78,570	3,343
U.S. Bancorp ▼ Å	224,405	6,690
UnumProvident ▼	42,020	662
Vornado Realty Trust – REIT ▼	16,270	1,148
Wells Fargo	422,961	14,402
XL Capital, Class A ▼	32,640	317
Zions Bancorporation	14,657	559

		160,077

Healthcare – 13.5%
Abbott Laboratories	192,052	10,592
Aetna	64,247	1,598
Allergan	38,437	1,525
AmerisourceBergen ▼	22,686	709
Amgen ▼ ●	135,802	8,133
Applied Biosystems	24,780	764
Barr Pharmaceuticals ●	13,741	883
Baxter International ▼	81,643	4,939
Becton, Dickinson & Company	31,192	2,165
Biogen Idec ●	36,982	1,574

The accompanying notes are an integral part of the financial statements.

16   First American Funds 2008 Annual Report

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Boston Scientific ▼ ●	191,816	$1,732
Bristol-Myers Squibb	245,813	5,051
C.R. Bard	12,823	1,132
Cardinal Health ▼	47,232	1,804
Celgene ▼ ●	57,710	3,708
CIGNA	36,061	588
Coventry Health Care ▼ ●	19,635	259
Covidien	61,678	2,732
DaVita ●	9,184	521
Eli Lilly	123,879	4,190
Express Scripts ▼ ●	32,283	1,957
Forest Laboratories ●	39,816	925
Genzyme ▼ ●	32,398	2,361
Gilead Sciences ▼ ●	116,793	5,355
Hospira ▼ ●	20,392	567
Humana ●	20,193	598
IMS Health	24,637	353
Intuitive Surgical ▼ ●	5,048	872
Johnson & Johnson ▼	358,478	21,989
King Pharmaceuticals ●	30,382	267
Laboratory Corporation of America ▼ ●	14,182	872
McKesson ▼	37,554	1,382
Medco Health Solutions ▼ ●	64,565	2,450
Medtronic	146,984	5,928
Merck ▼	273,710	8,471
Millipore ▼ ●	5,941	308
Mylan Laboratories ▼ ●	37,921	325
Patterson Companies ▼ ●	17,100	433
PerkinElmer	16,809	302
Pfizer	859,258	15,218
Quest Diagnostics	19,603	917
Schering-Plough	207,677	3,009
St. Jude Medical ●	42,239	1,606
Stryker	30,401	1,625
Tenet Healthcare ▼ ●	59,443	260
Thermo Fisher Scientific ●	49,878	2,025
UnitedHealth Group ▼	156,559	3,715
Varian Medical Systems ▼ ●	15,955	726
Watson Pharmaceuticals ●	13,640	357
WellPoint ●	65,948	2,563
Wyeth	168,198	5,413
Zimmer Holdings ▼ ●	30,769	1,429

		149,177

Industrials – 10.7%
3M ▼	90,144	5,796
Allied Waste Industries ●	34,405	359
Avery Dennison ▼	13,371	468
Boeing	96,284	5,033
Burlington Northern Santa Fe ▼	36,079	3,213
C.H. Robinson Worldwide ▼	21,392	1,108
Caterpillar	78,922	3,012
Cintas ▼	16,601	393
Cooper Industries, Class A ▼	22,970	711
CSX	52,798	2,414
Cummins ▼	26,118	675
Danaher ▼	28,793	1,706
Deere & Company ▼	55,049	2,123
Dover ▼	19,857	631
Eaton	17,992	802
Emerson Electric	101,486	3,322
Equifax ▼	15,844	413
Expeditors International of Washington ▼	23,931	781
Fastenal ▼	10,012	403
FedEx ▼	37,563	2,456
Flowserve	7,331	417
Fluor ▼	22,605	903
General Dynamics	47,538	2,867
General Electric ▼	1,319,960	25,752
Goodrich ▼	14,762	540
Honeywell International ▼	97,898	2,981
Illinois Tool Works ▼	50,005	1,670
Ingersoll-Rand, Class A	43,438	801
ITT	22,565	1,004
Jacobs Engineering Group ▼ ●	15,422	562
L-3 Communications Holdings ▼	15,627	1,268
Lockheed Martin ▼	43,175	3,672
Manitowoc ▼	15,665	154
Masco ▼	47,365	481
Monster Worldwide ▼ ●	15,823	225
Norfolk Southern	47,827	2,867
Northrop Grumman ▼	43,839	2,056
Paccar ▼	46,916	1,372
Pall	15,516	410
Parker Hannifin ▼	21,633	839
Pitney Bowes ▼	21,011	521
Precision Castparts ▼	17,072	1,106
R.R. Donnelley & Sons	27,316	453
Raytheon ▼	54,492	2,785
Robert Half International ▼	20,186	381
Rockwell Automation ▼	21,043	582
Rockwell Collins ▼	21,743	809
Ryder System ▼	7,509	298
Southwest Airlines ▼	94,334	1,111
Textron	33,050	585
Tyco International ▼	61,802	1,562
Union Pacific	66,632	4,449
United Parcel Service, Class B ▼	132,822	7,010
United Technologies	123,793	6,804
W.W. Grainger	9,583	753
Waste Management ▼	65,354	2,041

		117,910

Information Technology – 15.6%
Adobe Systems ●	68,625	1,828
Advanced Micro Devices ▼ ●	76,195	267
Affiliated Computer Services, Class A ▼ ●	12,410	509
Agilent Technologies ▼ ●	49,503	1,098
Akamai Technologies ▼ ●	21,437	308
Altera	42,962	745
Amphenol, Class A ▼	22,588	647
Analog Devices	37,126	793
Apple ▼ ●	113,159	12,175
Applied Materials	172,936	2,233
Autodesk ▼ ●	28,225	601
Automatic Data Processing ▼	66,057	2,309
BMC Software ●	25,613	661
Broadcom, Class A ▼ ●	58,935	1,007
CA ▼	51,711	920
Ciena ▼ ●	10,768	104
Cisco Systems ●	757,448	13,460
Citrix Systems ▼ ●	23,846	615
Cognizant Technology Solutions, Class A ●	35,909	689
Computer Sciences ▼ ●	21,039	635
Compuware ●	38,324	245
Convergys ●	17,458	134
Corning ▼	196,534	2,128
Dell ▼ ●	222,787	2,707
eBay ▼ ●	141,959	2,168
Electronic Arts ●	37,926	864
EMC ▼ ●	262,355	3,091
Fidelity National Information Services	20,348	307

First American Funds 2008 Annual Report   17

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Fiserv ●	23,246	$776
Google, Class A ▼ ●	30,547	10,977
Harris	17,114	615
Hewlett-Packard	313,318	11,994
IBM	170,601	15,861
Intel	718,534	11,497
Intuit ▼ ●	43,823	1,098
Jabil Circuit	26,037	219
JDS Uniphase ●	27,651	151
Juniper Networks ▼ ●	66,539	1,247
KLA-Tencor ▼	21,668	504
Lexmark International, Class A ▼ ●	11,815	305
Linear Technology	27,745	629
LSI Logic ▼ ●	97,169	374
MasterCard, Class A ▼	9,277	1,371
MEMC Electronic Materials ▼ ●	28,702	528
Microchip Technology ▼	23,522	579
Micron Technology ▼ ●	96,004	452
Microsoft ▼	1,007,657	22,501
Molex	17,732	256
Motorola ▼	289,793	1,556
National Semiconductor	24,907	328
NetApp ▼ ●	46,024	623
Novell ●	47,871	223
Novellus Systems ▼ ●	12,666	200
NVIDIA ●	68,794	603
Oracle ▼ ●	493,624	9,028
Paychex	41,007	1,170
QLogic ●	20,217	243
QUALCOMM	208,548	7,979
Salesforce.com ▼ ●	13,225	409
SanDisk ●	28,515	254
Sun Microsystems ▼ ●	108,077	497
Symantec ●	113,128	1,423
Tellabs ●	56,939	241
Teradata ●	22,572	347
Teradyne ▼ ●	24,056	123
Texas Instruments	167,694	3,280
Total System Services	16,935	233
Tyco Electronics ▼	61,799	1,201
Unisys ●	39,973	61
VeriSign ▼ ●	24,679	523
Waters ▼ ●	13,894	609
Western Union ▼	96,924	1,479
Xerox ▼	118,086	947
Xilinx	35,584	655
Yahoo! ▼ ●	177,040	2,270

		171,687

Materials – 3.1%
Air Products and Chemicals ▼	28,085	1,633
AK Steel Holding ▼	14,261	198
Alcoa	109,326	1,258
Allegheny Technologies ▼	12,834	341
Ashland ▼	8,729	197
Ball ▼	12,796	438
Bemis	13,031	324
CF Industries Holdings	6,653	427
Dow Chemical ▼	120,850	3,223
E.I. Du Pont de Nemours	113,261	3,624
Eastman Chemical ▼	8,980	363
Ecolab ▼	22,810	850
Freeport-McMoRan Copper & Gold ▼	48,829	1,421
Hercules ▼	13,306	224
International Flavors & Fragrances ▼	8,446	269
International Paper ▼	54,530	939
Massey Energy ▼	10,209	236
MeadWestvaco ▼	22,350	313
Monsanto ▼	69,644	6,197
Newmont Mining	57,852	1,524
Nucor	37,699	1,527
Pactiv ▼ ●	18,227	429
PPG Industries	20,834	1,033
Praxair ▼	40,656	2,649
Rohm & Haas	17,026	1,198
Sealed Air ▼	20,164	341
Sigma-Aldrich ▼	16,551	726
Titanium Metals ▼	10,779	100
United States Steel	14,835	547
Vulcan Materials ▼	12,529	680
Weyerhaeuser	27,727	1,060

		34,289

Telecommunication Services – 3.3%
American Tower, Class A ●	51,545	1,665
AT&T	757,030	20,266
CenturyTel ▼	13,702	344
Embarq	18,723	562
Frontier Communications ▼	42,986	327
Qwest Communications International	201,037	575
Sprint Nextel ▼	362,227	1,134
Verizon Communications	360,390	10,693
Windstream	59,478	446

		36,012

Utilities – 3.7%
AES ▼ ●	85,947	685
Allegheny Energy	20,704	624
Ameren ▼	26,384	856
American Electric Power	48,025	1,567
CenterPoint Energy	39,667	457
CMS Energy	28,618	293
Consolidated Edison	33,292	1,442
Constellation Energy	22,599	547
Dominion Resources ▼	72,148	2,618
DTE Energy ▼	20,166	712
Duke Energy	157,451	2,579
Dynegy, Class A ●	64,621	235
Edison International ▼	39,652	1,411
Entergy ▼	29,138	2,274
Exelon	83,988	4,555
FirstEnergy	40,731	2,125
FPL Group ▼	50,600	2,390
Integrys Energy Group ▼	9,713	463
Nicor ▼	5,696	263
NiSource	34,270	444
Pepco Holdings ▼	24,910	514
PG&E ▼	48,159	1,766
Pinnacle West Capital	12,531	397
PPL ▼	48,256	1,584
Progress Energy	29,873	1,176
Public Service Enterprise Group ▼	63,369	1,784
Questar	21,958	757
Sempra Energy ▼	33,031	1,407
Southern	98,394	3,379
TECO Energy	26,192	302
Wisconsin Energy	4,151	181
Xcel Energy	50,912	887

		40,674

Total Common Stocks
(Cost $907,212)		1,080,545

The accompanying notes are an integral part of the financial statements.

18   First American Funds 2008 Annual Report

Equity Index Fund (concluded)
DESCRIPTION	SHARES/PAR	VALUE

Short-Term Investments – 1.8%
Money Market Fund – 1.5%
First American Prime Obligations Fund, Class Z Å	16,845,124	$16,845

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill ☐
2.130%, 12/18/2008	$3,000	2,992

Total Short-Term Investments
(Cost $19,837)		19,837

Investment Purchased with Proceeds from Securities Lending – 32.8%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $360,899)	360,899,202	360,899

Total Investments – 132.7%
(Cost $1,287,948)		1,461,281

Other Assets and Liabilities, Net – (32.7)%		(359,942)

Total Net Assets – 100.0%		$1,101,339

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a value of $353,304 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. As of October 31, 2008, the market value of these investments was $23,535 or 2.1% of total net assets. See notes 3 and 4 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2008. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Depreciation

S&P 500 Futures	77	$18,621	December 2008	$(2,906)

First American Funds 2008 Annual Report   19

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Mid Cap Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 92.5%
Consumer Discretionary – 12.1%
99 Cents Only Stores ● ▼	12,059	$147
Advance Auto Parts	24,344	760
Aeropostale ● ▼	17,196	416
American Eagle Outfitters	55,083	613
American Greetings, Class A	15,091	176
AnnTaylor Stores ● ▼	15,762	198
ArvinMeritor ▼	18,515	110
Barnes & Noble ▼	9,468	179
Belo, Class A	22,502	48
BLYTH	7,178	62
Bob Evans Farms	9,065	189
Borders Group	16,072	54
BorgWarner	29,765	669
Boyd Gaming ▼	14,383	98
Brinker International	27,071	252
Callaway Golf ▼	17,160	180
CarMax ● ▼	55,321	588
Cheesecake Factory ● ▼	18,318	161
Chico’s FAS ● ▼	44,971	153
Chipotle Mexican Grill, Class A ● ▼	8,453	429
Coldwater Creek ● ▼	15,661	56
Collective Brands ●	16,848	215
Corinthian Colleges ●	21,675	310
DeVry	15,288	867
Dick’s Sporting Goods ● ▼	21,245	325
Dollar Tree ● ▼	24,160	919
DreamWorks Animation, Class A ●	18,051	507
Foot Locker ▼	39,923	584
Furniture Brands International ▼	12,809	73
Gentex ▼	37,797	362
Guess?	13,941	304
Hanesbrands ●	24,582	429
Harte-Hanks ▼	12,816	90
Hovnanian Enterprises, Class A ● ▼	13,050	56
International Speedway, Class A	7,947	249
J. Crew Group ● ▼	11,505	233
John Wiley & Sons, Class A	10,912	380
Lamar Advertising, Class A ● ▼	20,185	306
Lear ●	19,753	40
Life Time Fitness ● ▼	8,611	164
M.D.C. Holdings ▼	8,928	300
Marvel Entertainment ● ▼	12,592	405
Matthews International, Class A ▼	8,025	358
Media General, Class A ▼	6,371	49
Modine Manufacturing ▼	8,818	65
Mohawk Industries ● ▼	13,879	671
Netflix ● ▼	12,528	310
NVR ● ▼	1,319	647
O’Reilly Automotive ● ▼	32,093	870
Pacific Sunwear of California ● ▼	17,725	61
PetSmart ▼	33,050	651
Phillips-Van Heusen	13,191	323
Priceline.com ●	9,543	502
Regis	11,927	148
Rent-A-Center ● ▼	18,211	266
Ross Stores ▼	35,126	1,148
Ryland Group ▼	11,280	212
Saks ● ▼	35,300	212
Scholastic ▼	6,534	121
Scientific Games, Class A ● ▼	16,688	300
Service International ▼	69,176	477
Strayer Education ▼	3,698	837
Thor Industries ▼	9,126	163
Timberland, Class A ●	12,887	156
Toll Brothers ● ▼	32,534	752
TravelCenters, fractional share ● ⊡	0.70	—
Tupperware ▼	15,313	387
Under Armour, Class A ● ▼	8,876	231
Urban Outfitters ● ▼	28,782	626
Valassis Communications ● ▼	12,464	55
Warnaco Group ●	11,874	354
Wendy’s/Arby’s Group, Class A ▼	119,000	431
Williams-Sonoma ▼	22,625	187

		24,226

Consumer Staples – 3.8%
Alberto-Culver ▼	21,583	555
BJ’s Wholesale Club ● ▼	16,645	586
Church & Dwight ▼	16,281	962
Corn Products International	19,200	467
Energizer Holdings ● ▼	14,891	728
Hansen Natural ● ▼	19,032	482
Hormel Foods	18,660	527
JM Smucker ▼	15,084	672
Lancaster Colony ▼	5,566	175
NBTY ●	13,182	308
PepsiAmericas	15,563	295
Ralcorp Holdings ●	13,638	923
Ruddick	8,644	248
Smithfield Foods ● ▼	28,350	298
Tootsie Roll Industries ▼	7,190	179
Universal	6,949	275

		7,680

Energy – 6.5%
Arch Coal ▼	37,056	793
Bill Barrett ●	8,497	173
Cimarex Energy ▼	20,577	833
Comstock Resources ● ▼	11,817	584
Denbury Resources ● ▼	62,881	799
Encore Acquisition ● ▼	13,722	427
Exterran Holdings ● ▼	16,344	366
FMC Technologies ● ▼	33,234	1,163
Forest Oil ● ▼	22,557	659
Frontier Oil ▼	27,167	359
Helix Energy Solutions Group ● ▼	23,666	250
Helmerich & Payne ▼	26,664	915
Newfield Exploration ● ▼	33,200	763
Oceaneering International ●	14,384	405
Overseas Shipholding Group ▼	6,989	263
Patriot Coal ● ▼	16,228	257
Patterson-UTI Energy ▼	39,700	527
Plains Exploration & Production ●	28,918	816
Pride International ●	41,796	785
Quicksilver Resources ● ▼	28,660	300
Superior Energy Services ● ▼	20,805	444
Tidewater ▼	15,092	658
Unit ●	12,212	458

		12,997

Financials – 18.2%
Affiliated Managers Group ● ▼	10,559	490
Alexandria Real Estate Equities – REIT ▼	8,007	557
AMB Property – REIT ▼	25,615	615
American Financial Group	17,612	400
AmeriCredit ● ▼	30,449	178
Apollo Investment ▼	32,171	424
Arthur J. Gallagher ▼	24,123	588
Associated Banc ▼	34,129	753
Astoria Financial ▼	21,082	401
BancorpSouth ▼	18,634	452

The accompanying notes are an integral part of the financial statements.

20   First American Funds 2008 Annual Report

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Bank of Hawaii ▼	13,566	$688
BRE Properties – REIT ▼	12,922	450
Brown & Brown ▼	29,001	595
Camden Property Trust – REIT ▼	14,291	482
Cathay General Bancorp	10,346	253
City National ▼	10,384	556
Colonial BancGroup	46,017	187
Commerce Bancshares	16,401	775
Cousins Properties – REIT ▼	11,464	166
Cullen/Frost Bankers	13,077	732
Duke Realty – REIT ▼	36,507	515
Eaton Vance	32,183	708
Equity One – REIT ▼	9,549	167
Essex Property Trust – REIT ▼	6,584	641
Everest Re Group	16,388	1,224
Federal Realty Investment Trust – REIT ▼	15,117	926
Fidelity National Title Group	55,466	500
First American ▼	24,113	492
First Niagara Financial Group	27,475	433
FirstMerit	21,947	512
GATX ▼	12,542	358
Hanover Insurance Group	13,282	521
HCC Insurance Holdings	29,271	646
Health Care – REIT ▼	26,256	1,169
Highwoods Properties – REIT	16,266	404
Horace Mann Educators	11,053	88
Hospitality Properties Trust – REIT ▼	23,366	237
Jefferies Group ▼	30,908	489
Jones Lang LaSalle ▼	10,405	342
Liberty Property Trust – REIT ▼	22,972	548
Macerich – REIT ▼	18,585	547
Mack-Cali Realty – REIT ▼	17,315	393
Mercury General ▼	9,169	471
Nationwide Health Properties – REIT ▼	23,875	712
New York Community Bancorp	83,132	1,302
Old Republic International ▼	58,884	542
PacWest Bancorp ▼	5,593	140
Philadelphia Consolidated Holding ●	14,898	871
PMI Group ▼	20,911	52
Potlatch – REIT ▼	9,902	329
Protective Life	17,907	149
Raymond James Financial ▼	24,136	562
Rayonier – REIT ▼	20,209	668
Realty Income – REIT ▼	25,770	596
Regency Centers – REIT ▼	17,046	673
Reinsurance Group of America, Class A	18,427	688
SEI Investments	32,262	570
StanCorp Financial Group	13,251	452
SVB Financial ● ▼	9,656	497
Synovus Financial ▼	77,914	805
TCF Financial ▼	28,555	507
UDR – REIT ▼	34,495	682
Unitrin	13,325	280
W.R. Berkley	38,243	1,005
Waddell & Reed Financial, Class A	21,774	316
Washington Federal ▼	23,667	417
Webster Financial ▼	14,652	272
Weingarten Realty Investors – REIT ▼	21,304	436
Westamerica Bancorporation ▼	7,626	437
Wilmington Trust ▼	17,531	506

		36,539

Healthcare – 11.1%
Advanced Medical Optics ● ▼	15,492	96
Affymetrix ●	17,734	65
Beckman Coulter	15,892	793
Cephalon ● ▼	17,131	1,229
Cerner ● ▼	16,803	626
Charles River Laboratories International ● ▼	17,538	628
Community Health Systems ● ▼	24,525	503
Covance ● ▼	16,215	811
DENTSPLY International	39,530	1,201
Edwards Lifesciences ● ▼	15,032	794
Endo Pharmaceuticals Holdings ● ▼	31,538	583
Gen-Probe ● ▼	13,528	637
Health Management Associates, Class A ●	62,127	130
Health Net ●	28,200	363
Henry Schein ● ▼	22,551	1,056
Hill-Rom Holdings ▼	15,697	357
Hologic ● ▼	65,224	798
IDEXX Laboratories ● ▼	13,831	487
Invitrogen ● ▼	24,768	713
Kindred Healthcare ● ▼	8,130	118
Kinetic Concepts ● ▼	13,760	333
Lifepoint Hospitals ● ▼	14,926	358
Lincare Holdings ●	18,851	497
Medicis Pharmaceutical, Class A	13,192	188
Mine Safety Appliances ▼	6,722	181
Omnicare ▼	28,673	790
PDL BioPharma ▼	30,083	293
Perrigo ▼	19,938	678
Pharmaceutical Product Development ▼	28,273	876
Psychiatric Solutions ● ▼	14,117	470
Resmed ● ▼	19,471	667
Sepracor ● ▼	28,696	382
STERIS ▼	16,631	566
Techne	9,690	669
United Therapeutics ● ▼	5,877	513
Universal Health Services ▼	13,666	575
Valeant Pharmaceuticals International ● ▼	23,584	443
Varian ●	8,202	302
VCA Antech ● ▼	21,043	381
Vertex Pharmaceuticals ● ▼	38,259	1,003
WellCare Health Plans ●	10,659	258

		22,411

Industrials – 14.4%
AGCO ● ▼	23,679	746
AirTran Holdings ● ▼	23,284	95
Alaska Air Group ●	9,801	242
Alexander & Baldwin	10,639	339
Alliant Techsystems ● ▼	8,622	712
AMETEK	27,530	915
Avis Budget Group ●	26,590	44
BE Aerospace ●	23,594	304
Brinks	11,475	556
Career Education ●	19,294	305
Carlisle Companies	15,329	356
Clean Harbors ●	5,151	338
Con-way	11,611	395
Copart ● ▼	18,507	646
Corporate Executive Board	9,110	272
Corrections Corporation of America ●	32,116	614
Crane	13,028	213
Deluxe ▼	13,393	163
Donaldson ▼	20,253	712
Dun & Bradstreet	14,921	1,100
Dycom Industries ●	10,837	96
Federal Signal	12,290	105
Graco ▼	16,158	400
Granite Construction	8,779	313
Harsco ▼	21,352	505

First American Funds 2008 Annual Report   21

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Herman Miller ▼	15,727	$346
HNI ▼	11,819	217
Hubbell, Class B ▼	14,891	534
IDEX	20,383	473
ITT Educational Services ● ▼	7,960	698
J.B. Hunt Transport Services ▼	22,832	649
JetBlue Airways ● ▼	45,563	253
Joy Global ▼	27,687	802
Kansas City Southern ● ▼	23,421	723
KBR ▼	43,502	646
Kelly Services, Class A ▼	5,117	73
Kennametal	20,181	428
Korn/Ferry International ● ▼	11,475	159
Lincoln Electric Holdings ▼	11,073	478
Manpower ▼	20,813	648
MSC Industrial Direct, Class A ▼	12,037	432
Navigant Consulting ●	11,770	190
Nordson	8,707	322
Oshkosh Truck	18,846	144
Pentair ▼	25,642	709
Quanta Services ●	45,196	893
Republic Services	41,284	978
Rollins	10,974	193
Roper Industries ▼	22,407	1,016
SAIC ● ▼	45,990	849
Shaw Group ●	21,130	378
Sotheby’s Holdings, Class A ▼	17,096	159
SPX	14,305	554
Stericycle ● ▼	22,209	1,298
Teleflex ▼	10,147	538
Thomas & Betts ●	13,096	311
Timken ▼	24,144	383
Trinity Industries ▼	20,776	351
United Rentals ●	12,090	124
URS ●	21,498	632
Werner Enterprises	11,588	227
Westinghouse Air Brake Technologies ▼	12,409	493
YRC Worldwide ● ▼	14,710	67

		28,854

Information Technology – 11.9%
3Com ●	102,416	280
ACI Worldwide ● ▼	9,519	130
Acxiom ▼	17,333	136
ADC Telecommunications ● ▼	29,973	190
ADTRAN ▼	15,658	238
Advent Software ● ▼	5,314	100
Alliance Data Systems ● ▼	17,362	871
ANSYS ●	21,025	602
Arrow Electronics ●	31,145	543
Atmel ● ▼	122,636	509
Avnet ●	38,402	643
Avocent ● ▼	13,119	197
Broadridge Financial Solutions	35,050	424
Cadence Design Systems ●	69,562	283
CommScope ● ▼	18,092	266
Cree ● ▼	21,709	426
Diebold	17,018	506
Digital River ● ▼	10,453	259
DST Systems ● ▼	11,925	484
F5 Networks ● ▼	21,574	535
FactSet Research Systems ▼	9,400	365
Fair Isaac	12,922	201
Fairchild Semiconductor International ●	31,275	178
FLIR Systems ● ▼	34,648	1,112
Foundry Networks ● ▼	38,701	575
Gartner, Class A ● ▼	15,228	280
Global Payments	20,537	832
Imation	8,382	103
Ingram Micro, Class A ●	37,440	499
Integrated Device Technology ●	44,182	281
International Rectifier ●	18,469	285
Intersil, Class A	33,633	460
Jack Henry & Associates ▼	19,428	369
Lam Research ● ▼	32,067	717
Lender Processing Services	20,180	466
Macrovision Solutions ● ▼	20,536	228
McAfee ●	41,179	1,340
Mentor Graphics ●	22,950	168
Metavante Technologies ●	22,730	381
MPS Group ● ▼	27,021	211
National Instruments ▼	14,424	366
NCR ● ▼	43,129	788
Palm ● ▼	26,653	106
Parametric Technology ● ▼	29,414	382
Plantronics	12,385	179
Polycom ● ▼	22,904	481
RF Micro Devices ●	73,363	146
Semtech ● ▼	16,874	205
Silicon Laboratories ●	12,564	326
SRA International, Class A ● ▼	9,394	174
Sybase ● ▼	22,262	593
Synopsys ●	35,941	657
Tech Data ●	14,149	304
Trimble Navigation ●	28,776	592
ValueClick ● ▼	25,218	187
Vishay Intertechnology ●	48,208	208
Western Digital ● ▼	56,102	926
Wind River Systems ●	19,509	171
Zebra Technology, Class A ● ▼	17,709	358

		23,822

Materials – 6.1%
Airgas	21,087	809
Albemarle	23,554	574
AptarGroup	17,514	531
Cabot Microelectronics ▼	17,384	460
Carpenter Technology ▼	13,105	237
Chemtura ▼	63,772	110
Cliffs Natural Resources ▼	27,496	742
Commercial Metals	30,029	333
Cytec Industries ▼	10,758	305
Ferro ▼	10,910	169
FMC ▼	19,505	849
Greif, Class A ▼	8,796	357
Louisiana Pacific	27,041	130
Lubrizol ▼	17,779	668
Martin Marietta Materials ▼	11,053	866
Minerals Technologies ▼	5,156	293
Olin ▼	18,195	330
Packaging Corporation of America ▼	23,751	400
Reliance Steel & Aluminum ▼	16,560	415
RPM International ▼	30,589	434
Scotts Miracle-Gro, Class A ▼	11,109	290
Sensient Technologies ▼	11,847	299
Sonoco Products	26,017	655
Steel Dynamics ▼	48,204	575
Temple-Inland	25,503	151
Terra Industries	23,852	525
Valspar ▼	25,472	521
Worthington Industries	16,895	204

		12,232

The accompanying notes are an integral part of the financial statements.

22   First American Funds 2008 Annual Report

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

Telecommunication Services – 0.6%
Cincinnati Bell ● ▼	62,851	$150
NeuStar, Class A ● ▼	19,351	381
Telephone & Data Systems	27,297	733

		1,264

Utilities – 7.8%
AGL Resources ▼	19,926	606
Alliant Energy	32,258	948
Aqua America ▼	33,961	611
Black Hills ▼	9,228	233
DPL ▼	30,339	692
Energen	18,502	621
Equitable Resources ▼	33,713	1,170
Great Plains Energy ▼	28,803	560
Hawaiian Electric Industries	21,142	563
IDACORP ▼	10,983	293
MDU Resources Group ▼	46,855	853
National Fuel Gas ▼	20,415	739
Northeast Utilities ▼	39,441	890
NSTAR	28,007	926
OGE Energy	22,054	602
ONEOK	27,622	881
PNM Resources ▼	19,657	192
Puget Energy	30,902	724
SCANA	29,908	984
Sierra Pacific Resources	58,995	489
UGI	28,005	668
Vectren	19,935	502
Westar Energy	26,642	519
WGL Holdings ▼	12,634	407

		15,673

Total Common Stocks
(Cost $222,249)		185,698

Short-Term Investments – 6.8%
Money Market Fund – 6.1%
First American Prime Obligations Fund, Class Z Å	12,269,203	12,269

U.S. Treasury Obligation – 0.7%
U.S. Treasury Bill ☐
1.578%, 12/18/2008	$1,470	1,467

Total Short-Term Investments
(Cost $13,736)		13,736

Investment Purchased with Proceeds from Securities Lending – 45.1%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $90,544)	90,544,049	90,544

Total Investments – 144.4%
(Cost $326,529)		289,978

Other Assets and Liabilities, Net – (44.4)%		(89,168)

Total Net Assets – 100.0%		$200,810

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $89,533 at October 31, 2008. See note 2 in Notes to Financial Statements.

⊡	Security is fair valued and illiquid. As of October 31, 2008, the value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.
Mid Cap Index Fund (concluded)

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2008.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Depreciation

S&P Mid Cap 400 Futures	52	$14,778	December 2008	$(3,366)

First American Funds 2008 Annual Report   23

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 92.5%
Consumer Discretionary – 10.9%
1-800-Flowers.com, Class A ●	1,917	$10
99 Cents Only Stores ● ▼	3,439	42
Aaron Rents ▼	3,323	82
Aeropostale ● ▼	4,929	119
AFC Enterprises ●	1,940	9
AH Belo, Class A	1,500	5
Ambassadors Group	1,404	15
American Apparel ● ▼	2,495	15
American Axle & Manufacturing Holdings ▼	3,373	12
American Greetings, Class A ▼	3,533	41
American Public Education ●	787	35
America’s Car-Mart ● ▼	717	12
Amerigon ● ▼	1,601	8
Ameristar Casinos ▼	1,838	17
Andersons ▼	1,309	35
Arbitron	1,940	63
ArvinMeritor ▼	5,430	32
Asbury Automotive Group	2,282	7
ATC Technology ● ▼	1,555	34
Avatar Holdings ● ▼	437	15
Bally Technologies ● ▼	4,031	89
Beazer Homes USA ● ▼	2,891	9
Bebe Stores ▼	2,828	25
Belo, Class A	6,528	14
Big 5 Sporting Goods	1,718	11
BJ’s Restaurants ●	1,135	10
Blockbuster, Class A ● ▼	13,248	20
Blount International ●	2,851	25
Blue Nile ● ▼	987	30
Bluegreen ●	934	5
BLYTH	1,782	15
Bob Evans Farms	2,114	44
Borders Group	4,325	15
Brookfield Homes ▼	966	9
Brown Shoe ▼	3,147	33
Brunswick ▼	6,454	22
Buckle	1,709	45
Buffalo Wild Wings ● ▼	1,311	37
Build-A-Bear Workshop ●	1,170	6
Cabela’s ● ▼	2,894	23
Cache ●	853	3
California Pizza Kitchen ●	1,737	17
Callaway Golf ▼	4,844	51
Capella Education Company ● ▼	1,042	49
Carters ● ▼	4,170	89
Casual Male Retail Group ●	2,664	5
Cato, Class A	2,032	32
Cavco Industries ●	462	16
CBRL Group	1,632	33
CEC Entertainment ●	1,581	41
Champion Enterprise ●	5,620	11
Charlotte Russe Holding ●	1,536	13
Charming Shoppes ● ▼	8,347	9
Charter Communications, Class A ● ▼	30,059	13
Cheesecake Factory ● ▼	4,795	42
Cherokee ▼	594	12
Chico’s FAS ● ▼	12,925	44
Children’s Place Retail Stores ● ▼	1,710	57
Christopher & Banks	2,583	13
Churchill Downs	684	26
Cinemark Holdings ▼	1,951	16
Circuit City Stores ▼	12,070	3
Citadel Broadcasting ● ▼	12,466	3
Citi Trends ●	1,051	18
CKE Restaurants	3,893	33
CKX ●	3,806	17
Coinstar ● ▼	2,012	48
Coldwater Creek ● ▼	4,193	15
Collective Brands ●	4,710	60
Columbia Sportswear ▼	895	33
Conn’s ● ▼	699	9
Cooper Tire & Rubber	4,340	33
Core Mark Holding ●	598	12
Corinthian Colleges ●	6,237	89
Courier	801	14
Cox Radio ●	2,105	11
Crocs ● ▼	6,096	15
Crown Media Holdings, Class A ● ▼	1,767	6
CSS Industries	538	12
Cumulus Media, Class A ● ▼	2,367	2
Dana Holding ● ▼	7,250	14
Deckers Outdoor ● ▼	956	81
Denny’s ●	7,982	14
DG Fastchannel ● ▼	1,091	19
Dillard’s, Class A ▼	4,079	22
DineEquity ▼	1,282	23
Dolan Media ●	1,567	6
Domino’s Pizza ● ▼	2,890	17
Dorman Products ●	784	9
Dover Downs Gaming & Entertainment	942	5
Dover Motorsports	1,083	2
Dress Barn ●	3,295	32
Drew Industries ●	1,425	17
Drugstore.com ●	5,974	11
DSW ● ▼	1,048	14
Einstein Noah Restaurant Group ●	314	3
Entercom Communications ▼	2,069	1
Entravision Communications ●	4,525	9
Ethan Allen Interiors ▼	1,813	32
Exide Technologies ●	5,511	26
FGX International Holdings Limited ●	994	11
Finish Line, Class A	3,105	30
Fisher Communications ●	409	15
Fleetwood Enterprises ● ▼	5,619	3
Fossil ● ▼	3,322	60
Fred’s ▼	2,924	36
Fuel Systems Solutions ●	885	25
Fuqi International ●	697	6
Furniture Brands International ▼	3,338	19
Gaiam, Class A ●	1,277	10
Gaylord Entertainment ● ▼	2,992	64
Genesco ● ▼	1,396	35
GenTek ●	618	11
G-III Apparel Group ●	968	13
Global Sources ● ▼	1,242	10
Gray Television	3,058	2
Great Wolf Resorts ●	1,961	4
Group 1 Automotive ▼	1,677	17
GSI Commerce ● ▼	1,730	18
Gymboree ● ▼	2,097	54
Harte-Hanks ▼	2,624	18
Haverty Furniture	1,350	13
Hayes Lemmerz International ●	7,228	10
Helen of Troy ● ▼	2,079	37
hhgregg ●	892	5
Hibbett Sports ● ▼	2,187	39
Hooker Furniture	657	6
Hot Topic ●	3,202	21
Hovnanian Enterprises, Class A ● ▼	3,356	14
Iconix Brand Group ● ▼	4,223	46

The accompanying notes are an integral part of the financial statements.

24   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Idearc ▼	10,538	$4
Insight Enterprises ●	3,434	33
Interactive Data ▼	2,697	64
Interface, Class A	3,856	27
iRobot ● ▼	1,279	13
Isle of Capri Casinos ● ▼	1,132	6
J. Crew Group ● ▼	3,103	63
Jack in the Box ●	4,304	87
JAKKS Pacific ●	2,006	45
Jo-Ann Stores ●	1,869	36
Jos. A. Bank Clothiers ● ▼	1,341	34
Journal Communications, Class A	2,895	7
K12 ● ▼	449	12
Kenneth Cole Productions	692	9
Kimball International	2,283	17
Knology ●	2,053	10
Krispy Kreme Doughnuts ● ▼	4,526	12
K-Swiss, Class A	1,927	29
Landry’s Restaurants ▼	849	11
La-Z-Boy ▼	3,520	20
LeapFrog Enterprises ●	2,610	18
Lear ●	5,079	10
Lee Enterprises ▼	3,185	8
Libbey	1,077	4
Life Time Fitness ● ▼	2,551	49
Lin TV, Class A ●	1,865	3
Lincoln Edl Svcs Corp. ●	315	5
Live Nation ● ▼	5,584	63
Lodgian ● ▼	1,271	6
Luby’s ●	1,542	7
Lululemon Athletica ● ▼	1,328	19
Lumber Liquidators ● ▼	672	6
M/I Homes	1,015	14
Maidenform Brands ●	1,611	18
Marcus	1,450	20
Marine Products	1,141	7
MarineMax ● ▼	1,205	3
Martha Stewart Living ●	1,824	10
Marvel Entertainment ● ▼	3,605	116
Matthews International, Class A ▼	2,384	106
McClatchy ▼	4,068	12
Media General, Class A ▼	1,536	12
Mediacom Communications ●	3,768	17
Men’s Wearhouse	3,781	58
Meritage Homes ● ▼	2,262	31
Midas ●	1,017	13
Modine Manufacturing ▼	2,364	17
Monarch Casino & Resort ● ▼	901	8
Monro Muffler Brake	1,248	27
Morgans Hotel Group ● ▼	1,989	9
Movado Group ▼	1,174	18
National Cinemedia	3,082	25
National Presto Industries	321	21
Nautilus ●	2,239	5
Netflix ● ▼	2,974	74
New York & Company ●	1,725	5
NutriSystem ▼	2,238	32
O’Charleys	1,902	14
Orbitz Worldwide ● ▼	2,649	9
Outdoor Channel Holdings ●	1,164	9
Overstock.com ● ▼	1,122	14
Oxford Industries	1,030	14
P.F. Chang’s China Bistro ● ▼	1,638	34
Pacific Sunwear of California ● ▼	5,199	18
Palm Harbor Homes ● ▼	836	7
Papa John’s International ●	1,462	33
PC Mall ●	791	4
Pep Boys – Manny, Moe & Jack	3,091	15
Perry Ellis International ●	897	9
PetMed Express ● ▼	1,697	30
Pier 1 Imports ●	6,562	9
Pinnacle Entertainment ● ▼	4,392	25
Playboy Enterprises, Class B ●	1,742	4
Polaris Industries ▼	2,466	83
Pool ▼	3,503	61
Prestige Brand Holdings ●	2,247	16
PRIMEDIA	3,018	4
Quantum Fuel Systems Technologies Worldwide ● ▼	6,070	5
Quiksilver ●	9,232	24
R.H. Donnelley & Sons ● ▼	4,919	4
Raser Technologies ● ▼	3,301	14
RC2 ● ▼	1,283	16
RCN ●	2,692	17
Red Robin Gourmet Burgers ● ▼	1,294	20
Regis	3,037	38
Rent-A-Center ● ▼	4,888	71
Retail Ventures ●	2,067	4
Rex Stores ●	636	6
RHI Entertainment ●	602	8
Rick’s Cabaret International ●	432	3
Riviera Holdings ●	743	3
Ruby Tuesday ●	3,747	9
Russ Berrie and Company ●	1,236	3
Ruth’s Chris Steak House ●	1,344	3
Ryland Group ▼	3,105	58
Sally Beauty Holdings ● ▼	6,952	35
Sauer-Danfoss	850	9
Scholastic ▼	2,087	39
Sealy ▼	3,259	11
Shoe Carnival ●	669	9
Shuffle Master ● ▼	3,898	15
Shutterfly ●	1,407	11
Sinclair Broadcast Group, Class A ▼	3,477	11
Six Flags ● ▼	5,265	2
Skechers U.S.A., Class A ●	2,405	33
Skyline	507	11
Smith & Wesson ●	2,686	6
Sonic Automotive, Class A ▼	1,985	10
Sonic ● ▼	4,360	47
Spartan Motors	2,375	11
Speedway Motorsports	948	15
Stage Stores	2,808	22
Stamps.com ●	1,192	12
Standard-Pacific ● ▼	9,137	26
Steak ’N Shake ●	2,025	10
Stein Mart ▼	1,838	4
Steiner Leisure ●	1,201	31
Steinway Musical Instruments ●	658	15
Steven Madden ●	1,294	28
Stoneridge ●	1,079	6
Superior Industries International ▼	1,647	24
SYMS ● ▼	475	5
Systemax ▼	797	11
Talbots ▼	1,769	17
Tempur-Pedic International ▼	5,504	43
Tenneco Automotive ●	3,414	17
Texas Roadhouse, Class A ● ▼	4,031	28
thinkorswim Group ●	3,836	31
Timberland, Class A ● ▼	3,502	42
TiVo ●	7,510	52
Town Sports International Holdings ●	1,266	3

First American Funds 2008 Annual Report   25

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Tractor Supply ● ▼	2,441	$101
True Religion Apparel ● ▼	1,250	21
Tuesday Morning ● ▼	2,107	5
Tupperware ▼	4,485	113
Tween Brands ●	1,774	15
Ulta Salon, Cosmetics & Fragrance ● ▼	1,452	13
Under Armour, Class A ● ▼	2,414	63
Unifi ●	3,228	16
UniFirst	1,027	34
Universal Electronics ●	1,031	22
Vail Resorts ● ▼	2,306	77
Valassis Communications ●	3,477	15
VistaPrint ● ▼	3,234	55
Visteon ●	9,599	7
Volcom ● ▼	1,331	17
Warnaco Group ●	3,334	99
Wendy’s/Arby’s Group, Class A ▼	26,547	96
Westwood One ● ▼	4,797	1
Wet Seal, Class A ● ▼	6,785	20
Weyco Group	519	14
Winnebago Industries ▼	2,198	13
WMS Industries ● ▼	3,215	80
Wolverine World Wide ▼	3,601	85
Wonder Auto Technology ●	1,051	4
World Wrestling Entertainment	1,609	23
Xerium Technologies ▼	1,483	6
Zale ● ▼	2,617	45
Zumiez ● ▼	1,439	14

		7,038

Consumer Staples – 3.7%
Agfeed Industries ●	1,419	6
Alico	330	13
Alliance One International ●	7,019	23
American Dairy ●	520	6
American Oriental Bioengineering ● ▼	4,521	28
Arden Group, Class A	83	12
B & G Foods	1,437	5
Boston Beer, Class A ● ▼	602	23
Cadiz ● ▼	796	11
Calavo Growers	741	8
Cal-Maine Foods ▼	938	28
Casey’s General Stores ▼	3,715	112
Central Garden & Pet, Class A ●	4,657	15
Chattem ● ▼	1,258	95
China Sky One Med ●	530	5
Chiquita Brands International ● ▼	3,132	43
Coca-Cola Bottling ▼	346	15
Darling International ● ▼	5,969	45
Diamond Foods	1,147	34
Elizabeth Arden ●	1,799	31
Farmer Brothers	456	11
Flowers Foods	5,697	169
Fresh Del Monte Produce ●	2,999	63
Great Atlantic & Pacific Tea ●	2,599	22
Green Mountain Coffee Roasters ● ▼	1,308	38
Griffin Land & Nurseries	244	7
Hain Celestial Group ●	2,897	67
HQ Sustainable Maritime Industries ● ▼	476	2
Imperial Sugar	903	11
Ingles Markets, Class A	889	17
Inter Parfums	1,004	12
J&J Snack Foods	1,047	33
Lancaster Colony	1,422	45
Lance ▼	2,118	44
Lifeway Foods ●	346	3
M & F Worldwide ●	911	21
Mannatech ▼	1,380	6
Maui Land & Pineapple ●	372	6
Nash-Finch ▼	912	36
National Beverage ●	714	7
Nu Skin Enterprises, Class A	3,472	45
Omega Protein ●	1,313	10
Pantry ●	1,637	36
Peet’s Coffee & Tea ● ▼	1,034	23
Pilgrim’s Pride ▼	3,304	4
PriceSmart	1,032	15
Ralcorp Holdings ●	4,143	280
Reddy Ice Holdings	1,278	3
Ruddick ▼	3,010	86
Sanderson Farms	1,495	47
Schiff Nutrition International ●	684	4
Seaboard	27	36
Smart Balance ● ▼	4,479	32
Spartan Stores ▼	1,780	48
Spectrum Brands ● ▼	2,951	2
Star Scientific ● ▼	4,711	15
Susser Holdings ●	556	9
Synutra International ● ▼	765	11
Tootsie Roll Industries ▼	2,104	52
Treehouse Foods ● ▼	2,300	70
United Natural Foods ● ▼	3,141	70
Universal	1,977	78
USANA Health Sciences ● ▼	592	22
Vector Group	2,243	38
Village Super Market	208	10
WD-40 Company	1,116	32
Weis Markets	808	26
Winn Dixie Stores ●	3,961	60
Zhongpin ●	1,319	11

		2,353

Energy – 4.9%
Abraxas Petroleum ●	3,001	7
Allis Chalmers Energy ● ▼	2,052	14
Alon USA Energy ▼	792	7
American Oil & Gas ●	2,622	5
APCO Argentina	276	8
Approach Resources ●	658	7
Arena Resources ● ▼	2,788	85
Arlington Tankers	416	4
Atlas America	2,542	58
ATP Oil & Gas ●	2,035	24
Aventine Renewable Energy ● ▼	2,082	4
Basic Energy Services ● ▼	2,985	41
Berry Petroleum, Class A ▼	3,126	73
Bill Barrett ● ▼	2,683	55
BMB Munai ● ▼	2,668	7
Bolt Technology ●	616	5
BPZ Energy ● ▼	4,395	43
Brigham Exploration ● ▼	3,708	29
Bristow Group ● ▼	1,783	44
Bronco Drilling ●	1,754	14
Cal Dive International ●	3,238	28
Callon Petroleum ●	1,634	17
Cano Petroleum ●	4,971	3
Carbo Ceramics ▼	1,449	63
Carrizo Oil & Gas ● ▼	2,001	47
Cheniere Energy ● ▼	3,577	13
Clayton Williams Energy ●	400	19
Clean Energy Fuels ●	1,576	12
Complete Production Services ● ▼	3,516	44

The accompanying notes are an integral part of the financial statements.

26   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Comstock Resources ● ▼	3,356	$166
Concho Resources ● ▼	3,997	85
Contango Oil & Gas Company ●	962	53
Crosstex Energy	2,909	30
CVR Energy ●	1,644	7
Dawson Geophysical ●	607	15
Delek US Holdings	959	5
Delta Petroleum ● ▼	4,551	43
DHT Maritime ▼	2,620	14
Double Eagle Petroleum ●	583	5
Dril-Quip ●	2,211	55
Endeavour International ●	8,129	6
Energy Partners ●	2,281	10
Energy XXI (Bermuda)	8,835	17
Evergreen Energy ● ▼	6,122	2
EXCO Resources ● ▼	11,002	101
FX Energy ●	2,970	14
Gasco Energy ●	6,906	6
General Maritime	1,959	30
GeoGlobal Resources ● ▼	2,798	5
Geokinetics ●	470	3
Geomet ●	1,182	3
Georesources ●	447	7
GMX Resources ● ▼	1,228	46
Golar LNG	2,418	17
Goodrich Petroleum ●	1,662	46
Gran Tierra Energy ● ▼	7,639	19
Greenhunter Energy ● ▼	307	3
Grey Wolf ● ▼	13,835	89
Gulf Island Fabrication ▼	870	17
GulfMark Offshore ● ▼	1,662	61
Gulfport Energy ●	1,875	13
Harvest Natural Resources ●	2,602	22
Hornbeck Offshore Services ● ▼	1,707	41
Houston American Energy ▼	1,066	4
ICO ●	1,980	9
International Coal Group ● ▼	9,373	44
Ion Geophysical ●	6,194	41
James River Coal ●	1,983	38
Kayne Anderson Energy	681	10
Knightsbridge Tankers	1,181	21
Lufkin Industries ▼	1,117	58
Matrix Service ● ▼	1,882	23
McMoRan Exploration ● ▼	4,224	60
Meridian Resource ●	6,277	7
Mitcham Industries ●	701	4
Natco Group ● ▼	1,430	30
National Coal ● ▼	1,892	8
Natural Gas Services Group ●	865	11
Newpark Resources ●	6,582	38
NGP Capital Resources ▼	1,594	19
Northern Oil & Gas ● ▼	1,402	8
Oilsands Quest ● ▼	12,940	21
Pacific Ethanol ● ▼	3,162	3
Panhandle Oil And Gas	524	13
Parallel Petroleum ●	2,994	12
Parker Drilling ●	8,173	42
Penn Virginia ▼	3,065	114
Petroleum Development ● ▼	1,075	22
PetroQuest Energy ●	3,444	34
PHI ●	947	20
Pioneer Drilling ● ▼	3,648	28
PrimeEnergy ●	67	4
Quest Resource ●	2,031	1
RAM Energy Resources ● ▼	2,577	3
Rentech ● ▼	12,145	9
Resource America, Class A	938	5
Rex Energy ●	1,228	8
Rosetta Resources ● ▼	3,791	40
RPC	2,370	25
Ship Finance International	2,976	41
Stone Energy ●	2,314	70
SulphCo ● ▼	3,853	8
Superior Well Services ●	1,193	20
Swift Energy ● ▼	2,237	72
T-3 Energy Services ● ▼	914	22
Teekay Tankers, Class A ▼	965	12
Toreador Resources ● ▼	1,239	9
Tri Valley ● ▼	1,603	8
Trico Marine Service ● ▼	777	7
TXCO Resources ● ▼	2,535	13
Union Drilling ●	1,004	5
Vaalco Energy ●	4,626	24
Venoco ●	1,484	6
VeraSun Energy ● ▼	7,561	4
Warren Resources ●	4,295	23
Western Refining	2,135	14
Westmoreland Coal ●	680	7
Willbros Group ●	2,846	44
World Fuel Services	2,118	45

		3,127

Financials – 20.8%
1st Source	1,092	23
Abington Bancorp	1,748	18
Acadia Realty Trust – REIT	2,239	40
Advance America Cash Advance Centers	3,222	9
Advanta, Class B	2,737	12
Agree Realty – REIT	571	11
Alexander’s – REIT ● ▼	167	58
Ambac Financial Group ▼	21,138	57
AmCOMP ●	920	11
AMCORE Financial	1,761	8
American Campus Communities – REIT ▼	2,850	74
American Capital Agency – REIT ▼	714	13
American Equity Investment Life Holding ▼	4,405	20
American Physicians Capital ▼	647	26
American Safety Insurance Holdings ●	759	8
Ameris Bancorp	906	10
Amerisafe ● ▼	1,303	22
Ames National ▼	460	12
Ampal-American Israel, Class A ●	1,441	3
Amtrust Financial Services	1,154	11
Anchor Bancorp	1,490	9
Anthracite Capital – REIT ▼	4,613	20
Anworth Mortgage Asset – REIT	5,897	34
Apollo Investment ▼	10,418	137
Arbor Realty Trust – REIT ▼	1,014	4
Ares Capital ▼	7,159	56
Argo Group International Holdings ● ▼	2,250	72
Arrow Financial	660	17
Ashford Hospitality Trust – REIT	8,560	14
Aspen Insurance Holdings ▼	6,071	139
Associated Estates Realty – REIT	1,036	8
Assured Guaranty	4,230	48
Baldwin & Lyons, Class B	550	10
BancFirst	539	27
Banco Latinoamericano de Exportaciones	1,861	20
BancTrust Financial Group ▼	1,253	16
Bank Mutual ▼	3,874	45
Bank of the Ozarks ▼	901	27
BankFinancial	1,176	14

First American Funds 2008 Annual Report   27

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Banner	1,028	$13
Beneficial Mutual Bancorp ●	2,341	28
Berkshire Hills Bancorp	767	20
BGC Partners, Class A	2,475	10
BioMed Realty Trust – REIT	5,190	73
Blackrock Kelso Capital ▼	929	10
Boston Private Financial Holdings ▼	4,022	36
Broadpoint Securities ●	1,727	5
Brookline Bancorp	4,351	51
Bryn Mawr Bank	491	10
Calamos Asset Management	1,764	14
Camden National	550	16
Capital City Bank Group ▼	1,147	32
Capital Southwest	231	24
Capital Trust – REIT ▼	1,192	9
Capitol Bancorp ▼	1,110	11
CapLease – REIT ▼	2,222	15
Capstead Mortgage – REIT ▼	3,832	39
Cardinal Financial ▼	1,727	11
Cardtronics ●	859	5
Care Investment Trust – REIT	949	11
Cascade Bancorp ▼	1,769	17
Cash America International ▼	2,134	75
Castlepoint Holdings	2,392	22
Cathay General Bancorp ▼	3,607	88
Cedar Shopping Centers – REIT	3,171	30
Centerstate Banks of Florida	660	12
Central Pacific Financial ▼	2,122	33
Chemical Financial	1,723	45
Chimera Investment – REIT ▼	2,440	7
Citizens & Northern ▼	641	15
Citizens Banking ▼	7,607	22
Citizens ● ▼	2,670	23
City Bank ▼	984	10
City Holdings	1,384	58
Clifton Savings Bancorp ▼	1,222	13
CNA Surety ●	1,289	18
CoBiz ▼	1,442	17
Cogdell Spencer – REIT	754	9
Cohen & Steers ▼	1,228	22
Colonial BancGroup ▼	14,785	60
Colonial Properties Trust – REIT ▼	3,390	36
Columbia Banking System	1,333	21
Community Bank System	2,554	64
Community Trust Bancorp	1,051	35
Compass Diversified Trust	1,756	21
CompuCredit ● ▼	1,406	4
Consolidated-Tomoka Land ▼	423	16
Corporate Office Properties Trust – REIT ▼	2,824	88
Corus Bankshares ▼	2,682	6
Cousins Properties – REIT ▼	3,367	49
Crawford & Company ● ▼	1,725	25
Credit Acceptance ● ▼	438	7
CVB Financial ▼	4,874	62
Danvers Bancorp ▼	1,275	16
DCT Industrial Trust – REIT	12,410	61
Delphi Financial Group, Class A ▼	2,987	47
Diamond Hill Investment Group ●	147	9
DiamondRock Hospitality – REIT	6,776	35
Dime Community Bancshares	1,714	29
Dollar Financial ● ▼	1,732	20
Donegal Group, Class A ▼	1,291	21
Doral Financial ● ▼	389	4
Downey Financial ▼	1,204	2
DuPont Fabros Technology – REIT	1,148	7
East West Bancorp ▼	4,675	81
EastGroup Properties – REIT	1,634	55
Education Realty Trust – REIT	1,971	8
eHealth ●	1,836	23
EMC Insurance Group	450	11
Employers Holdings	3,642	46
Encore Bancshares ●	460	8
Encore Capital Group ●	1,132	11
Enstar Group ● ▼	485	37
Enterprise Financial Services ▼	746	14
Entertainment Properties Trust – REIT ▼	2,189	82
Epoch Holdings	730	6
Equity Lifestyle Properties – REIT ▼	1,712	72
Equity One – REIT ▼	3,212	56
Essa Bancorp	1,214	17
Evercore Partners ▼	721	9
Extra Space Storage – REIT ▼	5,679	65
Ezcorp ●	2,851	45
F.N.B. ▼	5,955	78
Farmers Capital Bank	443	9
FBL Financial Group, Class A	916	16
FBR Capital Markets ● ▼	2,112	12
FCStone Group ● ▼	1,662	10
Federal Agricultural Mortgage, Class C	746	4
FelCor Lodging Trust – REIT ▼	4,551	14
Financial Federal	1,891	44
Financial Institutions	784	13
First Acceptance ●	1,440	4
First Bancorp – North Carolina ▼	966	17
First Bancorp of Puerto Rico ▼	5,209	53
First Bancorp	619	11
First Busey ▼	1,816	34
First Cash Financial Services ● ▼	1,445	22
First Commonwealth Financial – Pennsylvania ▼	5,095	56
First Community Bancshares – Nevada	765	24
First Financial – Indiana	904	38
First Financial Bancorp – Ohio ▼	2,605	35
First Financial Bankshares ▼	1,545	84
First Financial Holdings	1,054	23
First Financial Northwest	1,634	13
First Industrial Realty Trust – REIT ▼	3,127	32
First Marblehead ▼	4,941	8
First Merchants	1,254	28
First Mercury Financial ●	847	9
First Midwest Bancorp	3,578	79
First Niagara Financial Group	8,036	127
First Place Financial	1,254	9
First Potomac Realty Trust – REIT ▼	1,507	19
First South Bancorp	581	8
FirstBank, fractional shares ● ⊡	0.29	—
FirstFed Financial ● ▼	1,008	9
FirstMerit	5,958	139
Flagstar Bancorp ▼	3,832	7
Flagstone Reinsurance Holdings	1,004	11
Flushing Financial ▼	1,930	30
Forestar Real Estate Group ●	2,624	23
Fox Chase Bancorp ●	452	5
FPIC Insurance Group ●	667	30
Franklin Street Properties – REIT	4,352	51
Friedman Billings Ramsey Group – REIT ●	11,028	7
Frontier Financial ▼	3,443	23
FX Real Estate & Entertainment ●	705	—
GAMCO Investors	541	21
Getty Realty – REIT	1,760	34
GFI Group ▼	5,525	18
Glacier Bancorp ▼	3,952	80
Gladstone Capital	1,544	18

The accompanying notes are an integral part of the financial statements.

28   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Gladstone Investment	1,578	$9
Glimcher Realty Trust – REIT ▼	2,748	14
Gramercy Capital – REIT	2,976	8
Greene County Bancshares ▼	929	18
Greenhill & Company ▼	1,385	91
Greenlight Capital ● ▼	2,123	27
Grubb & Ellis	2,662	4
Guaranty Bancorp ●	3,790	16
Guaranty Financial Group ● ▼	2,662	5
Hallmark Financial Services ●	433	3
Hancock Holding ▼	1,846	82
Hanmi Financial ▼	3,239	13
Harleysville Group	1,040	33
Harleysville National	2,310	32
Harris & Harris Group ●	1,667	8
Hatteras Financial – REIT	821	18
Healthcare Realty Trust – REIT ▼	3,922	100
Heartland Financial USA	1,121	27
Hercules Technology Growth Capital	2,349	20
Heritage Commerce	1,036	13
Hersha Hospitality Trust – REIT	3,028	13
Highwoods Properties – REIT	4,002	99
Hilltop Holdings ●	3,446	32
Home Bancshares	947	25
Home Properties – REIT ▼	2,556	103
Horace Mann Educators	3,646	29
IBERIABANK	833	42
Independence Holdings	507	3
Independent Bank	1,157	33
Infinity Property & Casualty	1,202	48
Inland Real Estate – REIT ▼	4,007	46
Integra Bank	1,495	9
Interactive Brokers Group ● ▼	2,974	64
International Assets Holding ●	301	5
International Bancshares ▼	3,690	96
Investors Bancorp ● ▼	2,843	41
Investors Real Estate Trust – REIT ▼	3,398	34
IPC Holdings ▼	3,902	108
JER Investment Trust – REIT ▼	1,665	5
Kansas City Life Insurance	327	16
KBW ● ▼	2,023	59
Kearny Financial	1,474	17
Kite Realty Group Trust – REIT	2,157	13
Knight Capital Group, Class A ●	7,102	103
Kohlberg Capital	1,238	7
LaBranche ●	4,010	25
Ladenburg Thalman Financial Services ● ▼	7,472	9
Lakeland Bancorp ▼	1,778	20
Lakeland Financial	897	20
LandAmerica Financial Group ▼	1,087	11
LaSalle Hotel Properties – REIT ▼	2,895	41
Lexington Corporate Properties Trust – REIT ▼	5,078	41
Life Partners Holdings	424	17
LTC Properties – REIT	1,445	35
Maguire Properties – REIT ▼	2,929	10
Maiden Holdings ▼	3,380	15
MainSource Financial Group	1,361	24
MarketAxess Holdings ● ▼	2,237	13
Max Capital Hamilton	4,182	67
MB Financial ▼	2,484	74
MCG Capital ▼	5,407	4
Meadowbrook Insurance Group	4,103	22
Medallion Financial	1,062	9
Medical Properties Trust – REIT ▼	4,862	36
Meridian Interstat Bancorp ●	761	7
Meruelo Maddux Properties ●	3,137	3
MFA Mortgage Investments – REIT	14,517	80
Mid-America Apartment Communities – REIT	1,899	67
Midwest Banc Holdings	1,607	5
Mission West Properties – REIT	1,231	11
Montpelier Holdings ▼	7,019	100
Move ●	9,457	16
MVC Capital ▼	1,791	22
Nara Bancorp	1,612	18
NASB Financial ▼	347	10
National Financial Partners ▼	2,914	19
National Health Investors – REIT	1,598	48
National Interstate	372	7
National Penn Bancshares, fractional shares ● ⊡	0.50	—
National Penn Bancshares ▼	5,937	101
National Retail Properties – REIT ▼	5,252	94
National Western Life Insurance, Class A	153	29
Navigators Group ●	878	44
NBT Bancorp	2,367	66
Nelnet, Class A ▼	1,222	18
NewAlliance Bancshares	8,222	113
Newcastle Investment – REIT ▼	3,774	15
Newstar Financial ●	1,711	9
Northfield Bancorp ●	1,407	17
NorthStar Realty Finance – REIT ▼	4,349	25
Northwest Bancorp ▼	1,420	38
NYMAGIC	305	5
OceanFirst Financial	632	10
Ocwen Financial ● ▼	2,817	19
Odyssey RE Holdings	1,946	77
Old National Bancorp ▼	4,879	92
Old Second Bancorp ▼	995	13
OMEGA Healthcare Investors – REIT ▼	5,338	80
optionsXpress Holdings	3,102	55
Oriental Financial Group	1,737	28
Oritani Financial ●	928	16
Pacific Capital Bancorp ▼	3,398	67
Pacific Continental	763	11
PacWest Bancorp ▼	1,747	44
Park National ▼	832	61
Parkway Properties – REIT	1,228	21
Patriot Capital Funding	1,498	7
Peapack-Gladstone Financial	594	19
PennantPark Investment	1,365	6
Pennsylvania Commerce Bancorp ●	371	11
Pennsylvania Real Estate Investment Trust – REIT ▼	2,203	28
Penson Worldwide ●	1,239	9
Peoples Bancorp – Ohio	807	15
Phoenix Companies	8,431	55
Pinnacle Financial Partners ●	1,616	47
Piper Jaffray Companies ●	1,416	56
Platinum Underwriters Holdings	3,553	113
PMA Capital ●	2,454	11
PMI Group ▼	5,986	15
Post Properties – REIT	3,232	72
Potlatch – REIT ▼	2,911	97
PremierWest Bancorp ▼	1,385	11
Presidential Life	1,469	14
Primus Guaranty ● ▼	1,696	1
PrivateBancorp ▼	1,586	57
ProAssurance ● ▼	2,133	117
Prospect Capital ▼	1,875	24
Prosperity Bancshares ▼	2,803	93
Provident Bankshares ▼	2,443	26
Provident Financial Services ▼	4,183	61

First American Funds 2008 Annual Report   29

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Provident New York Bancorp	3,080	$37
PS Business Parks – REIT	1,199	54
Pzena Investment Management	451	2
Radian Group ▼	5,751	21
RAIT Financial Trust – REIT ▼	4,540	17
Ramco-Gershenson Properties Trust – REIT	1,645	22
Realty Income – REIT ▼	7,466	173
Redwood Trust – REIT ▼	2,349	36
Renasant	1,498	31
Republic Bancorp – Kentucky, Class A	764	18
Resource Capital – REIT	1,478	7
Riskmetrics Group ●	1,574	24
RLI	1,442	83
Rockville Financial ▼	971	13
Roma Financial	627	9
S&T Bancorp ▼	1,703	58
Safety Insurance Group	1,045	40
Sanders Morris Harris Group	1,434	11
Sandy Spring Bancorp ▼	1,195	26
Santander Bancorp	334	3
Saul Centers – REIT	835	31
SCBT Financial ▼	721	24
SeaBright Insurance Holdings ●	1,563	16
Seacoast Banking ▼	1,295	12
Selective Insurance Group ▼	4,103	97
Senior Housing Properties Trust – REIT ▼	8,437	162
Shore Bancshares	601	15
Sierra Bancorp ▼	538	11
Signature Bank ● ▼	2,283	74
Simmons First National, Class A	962	30
Smithtown Bancorp	704	14
South Financial Group ▼	5,362	31
Southside Bancshares ▼	956	23
Southwest Bancorp – Oklahoma	1,168	17
Sovran Self Storage – REIT	1,398	45
State Auto Financial	1,276	34
State Bancorp	1,024	13
StellarOne	1,615	27
Sterling Bancorp	1,615	25
Sterling Bancshares ▼	5,158	41
Sterling Financial – Washington ▼	3,824	32
Stewart Information Services	1,490	25
Stifel Financial ●	1,754	77
Strategic Hotels & Resorts – REIT	5,451	27
Stratus Properties ●	443	11
Suffolk Bancorp	794	26
Sun Bancorp – New Jersey ●	1,288	13
Sun Communities – REIT ▼	1,748	26
Sunstone Hotel Investors – REIT	3,681	24
Susquehanna Bancshares ▼	6,221	96
SVB Financial ● ▼	2,364	122
SWS Group	1,820	34
SY Bancorp	1,072	30
Tanger Factory Outlet Centers – REIT ▼	2,691	97
Tejon Ranch ●	827	24
Texas Capital Bancshares ● ▼	1,931	34
Thomas Properties Group	1,639	11
Thomas Weisel Partners Group ● ▼	1,512	9
Tompkins Trustco	446	22
Tower Group ▼	1,607	34
Townebank Portsmouth ▼	1,485	32
TradeStation Group ●	2,326	18
TriCo Bancshares	1,308	28
TrustCo Bank Corporation of New York ▼	5,134	62
Trustmark	3,649	75
UCBH Holdings ▼	8,141	43
UMB Financial ▼	2,222	101
Umpqua Holdings ▼	4,402	75
Union Bankshares	1,167	28
United American Indemnity ●	1,464	18
United Bankshares ▼	2,774	88
United Capital ●	131	3
United Community Banks ▼	2,896	38
United Community Financial	1,817	9
United Financial Bancorp	1,271	18
United Fire & Casualty	1,628	38
United Security Bancshares ▼	577	8
Universal American Financial ●	2,851	25
Universal Health Realty Income Trust – REIT	1,196	42
Univest Corporation of Pennsylvania ▼	1,071	33
Urstadt Biddle Properties, Class A – REIT	2,213	36
US Global Investors	916	7
U-Store-It Trust – REIT ▼	3,628	25
Validus Holdings	4,654	83
Viewpoint Financial	800	14
W Holding Company ▼	7,958	5
Washington Real Estate Investment Trust – REIT ▼	3,637	109
Washington Trust Bancorp	774	17
Waterstone Financial ●	509	4
WesBanco	1,921	52
West Bancorp	1,245	16
West Coast Bancorp – Oregon	1,397	12
Westamerica Bancorporation ▼	2,073	119
Western Alliance Bancorp ● ▼	1,406	21
Westfield Financial	2,271	24
Westwood Holdings	384	15
Wilshire Bancorp	1,643	18
Winthrop Realty Trust – REIT ▼	3,125	8
Wintrust Financial ▼	1,671	43
World Acceptance ● ▼	1,192	22
WSFS Financial	479	23
Yadkin Valley Financial	820	12
Zenith National Insurance ▼	2,736	90

		13,360

Healthcare – 13.3%
Abaxis ●	1,568	24
Abiomed ●	2,176	32
ACADIA Pharmaceuticals ● ▼	2,388	5
Accuray ● ▼	2,659	17
Acorda Therapeutics ●	2,725	56
Acura Pharmaceuticals ● ▼	583	3
Adolor ●	3,291	10
Affymax ●	749	10
Affymetrix ●	5,085	19
Air Methods ●	832	14
Akorn ● ▼	4,076	13
Albany Molecular Research ●	1,825	23
Alexion Pharmaceuticals ● ▼	5,628	229
Alexza Pharmaceuticals ●	1,757	5
Align Technology ●	4,540	31
Alkermes ●	7,041	70
Alliance Imaging ●	1,869	15
Allos Therapeutics ●	3,903	29
Allscripts Healthcare Solutions ▼	4,179	27
Almost Family ●	455	22
Alnylam Pharmaceuticals ● ▼	2,605	60
Alpharma, Class A ●	3,000	94
Alphatec Holdings ●	1,782	7
AMAG Pharmaceuticals ●	1,244	38
Amedisys ● ▼	1,952	110

The accompanying notes are an integral part of the financial statements.

30   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

American Medical Systems ● ▼	5,361	$58
AMERIGROUP ● ▼	3,945	99
Amicus Therapeutics ●	317	3
AMN Healthcare Services ●	2,528	23
Amsurg, Class A ●	2,068	52
Analogic	965	43
AngioDynamics ●	1,729	22
Ardea Biosciences ●	892	9
Arena Pharmaceuticals ● ▼	5,280	19
Ariad Pharmaceuticals ●	5,117	10
ArQule ●	2,970	8
Array BioPharma ●	3,439	17
ArthroCare ● ▼	2,009	42
Assisted Living Concept ●	4,140	21
Athenahealth ● ▼	1,521	47
Atrion	107	11
Auxilium Pharmaceuticals ● ▼	3,032	60
Biodel ●	767	2
BioForm Medical ● ▼	1,563	3
Biomimetic Therapeutics ●	948	8
Bio-Rad Laboratories, Class A ●	1,395	119
Bio-Reference Laboratories ●	923	23
BMP Sunstone ● ▼	2,066	14
Bruker BioSciences ●	4,212	17
Cadence Pharmaceuticals ● ▼	1,440	9
Caliper Life Sciences ●	3,416	5
Cantel Medical ●	814	8
Capital Senior Living ●	1,767	8
Caraco Pharmaceutical Laboratories ●	1,095	11
Cardiac Science ●	1,390	13
Cardionet ●	321	8
Catalyst Health Solutions ● ▼	2,356	40
Celera ● ▼	5,787	65
Cell Genesys ● ▼	6,139	1
Celldex Therapeutics ● ▼	1,067	8
Centene ● ▼	3,198	60
Cepheid ● ▼	4,195	50
Chemed	1,769	77
Chindex International ●	789	7
Clinical Data ● ▼	741	8
Columbia Labs ● ▼	3,347	5
Computer Programs & Systems	596	17
Conceptus ● ▼	2,159	35
CONMED ● ▼	1,936	51
Corvel ●	620	17
Cougar Biotechnology ● ▼	1,098	28
Cross Country Healthcare ●	2,180	25
CryoLife ●	1,989	27
Cubist Pharmaceuticals ● ▼	4,079	104
CV Therapeutics ●	4,475	42
Cyberonics ● ▼	1,739	22
Cynosure ●	683	6
Cypress Bioscience ●	2,683	15
Cytokinetics ●	2,451	7
Cytori Therapeutics ●	1,424	6
Datascope	922	46
Dendreon ● ▼	6,868	34
DepoMed ●	3,434	7
Dexcom ●	1,875	8
Discovery Laboratories ● ▼	7,082	13
Durect ● ▼	6,028	25
Dyax ●	3,975	13
Eclipsys ● ▼	4,006	59
Emergency Medical Services ● ▼	639	21
Emergent Biosolutions ●	967	17
Emeritus ● ▼	1,407	16
Ensign Group	594	10
Enzo Biochem ●	2,297	13
Enzon ● ▼	2,983	15
eResearchTechnology ●	3,166	20
ev3 ● ▼	5,179	34
Exactech ●	503	10
Exelixis ● ▼	7,700	26
Five Star Quality Care ●	2,275	4
Genomic Health ●	952	18
Genoptix ● ▼	594	20
Gentiva Health Services ●	1,992	54
Geron ●	5,636	22
Greatbatch ● ▼	1,632	35
GTx ● ▼	1,347	19
Haemonetics ●	1,819	107
Halozyme Therapeutics ●	4,451	21
Hanger Orthopedic Group ●	1,917	32
Hansen Medical ● ▼	1,219	11
HealthSouth ● ▼	6,483	81
Healthspring ●	3,641	60
Healthways ●	2,521	25
HMS Holdings ●	1,786	44
Human Genome Sciences ● ▼	9,982	32
ICU Medical ●	880	28
Idenix Pharmaceuticals ● ▼	2,157	12
Idera Pharmaceuticals ● ▼	1,469	14
I-Flow ●	1,701	10
Immucor ● ▼	5,130	136
ImmunoGen ● ▼	3,738	17
Immunomedics ●	4,672	7
Incyte ● ▼	5,532	23
Indevus Pharmaceuticals ● ▼	5,608	15
Inspire Pharmaceuticals ●	3,018	11
Insulet ●	1,311	7
Integra LifeSciences ● ▼	1,242	47
InterMune ●	2,329	34
Invacare	2,320	42
inVentiv Health ● ▼	2,436	23
IPC The Hospitalist ●	405	8
IRIS International ●	1,316	15
Isis Pharmaceuticals ● ▼	6,610	93
Javelin Pharmaceuticals ●	3,561	5
Jazz Pharmaceuticals ● ▼	438	1
Kendle International ●	968	17
Kensey Nash ●	801	20
Kindred Healthcare ● ▼	2,051	30
K-V Pharmaceutical, Class A ● ▼	2,604	44
Lexicon Pharmaceuticals ●	5,742	9
LHC Group ●	1,047	37
Life Sciences Research ●	625	12
Ligand Pharmaceuticals ●	6,368	13
Luminex ●	3,038	57
Magellan Health Services ● ▼	2,685	99
MannKind ● ▼	3,367	13
Map Pharmaceuticals ●	559	2
Marshall Edwards ● ▼	1,384	2
Martek Biosciences ● ▼	2,378	71
Masimo ●	3,395	109
Maxygen ●	2,189	9
Medarex ●	9,350	66
MedAssets ●	1,108	16
MedCath ●	1,138	18
Medical Action Industries ●	1,107	13
Medicines ● ▼	3,764	66
Medicis Pharmaceutical, Class A	4,084	58
Medivation ● ▼	1,879	35

First American Funds 2008 Annual Report   31

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Mentor ▼	2,443	$41
Meridian Bioscience	2,960	73
Merit Medical Systems ●	1,956	36
Metabolix ●	1,399	13
Micrus Endovascular ●	1,037	12
Middlebrook Pharmaceutical ● ▼	2,563	3
Mine Safety Appliances ▼	2,218	60
Molecular Insight Pharmaceuticals ●	1,265	6
Molina Healthcare ● ▼	1,064	24
Momenta Pharmaceuticals ● ▼	1,901	17
MWI Veterinary Supply ● ▼	656	23
Myriad Genetics ● ▼	3,290	208
NABI Biopharmaceuticals ●	4,477	18
Nanosphere ●	922	5
National Healthcare ▼	484	20
National Research	127	4
Natus Medical ●	1,972	30
Nektar Therapeutics ●	6,770	37
Neogen ●	1,031	30
Neurocrine Biosciences ●	2,560	11
Nighthawk Radiology Holdings ●	1,794	8
Novavax ●	3,729	8
Noven Pharmaceuticals ●	1,743	20
NPS Pharmaceuticals ●	3,376	24
NuVasive ● ▼	2,619	123
NxStage Medical ●	1,398	6
Obagi Medical Products ●	1,269	11
Odyssey Healthcare ●	2,672	26
Omnicell ●	2,382	26
Omrix Biopharmaceuticals ●	1,035	18
Onyx Pharmaceuticals ●	4,072	110
Opko Health ● ▼	3,432	5
Optimer Pharmaceuticals ●	1,730	7
OraSure Technologies ●	3,432	16
Orexigen Therapeutics ●	1,433	7
Orthofix International ●	1,252	17
Orthovita ●	4,734	13
OSI Pharmaceuticals ●	4,188	159
Osiris Therapeutics ● ▼	1,081	16
Owens & Minor	3,013	130
Pain Therapeutics ●	2,406	22
Palomar Medical Technologies ●	1,305	15
Par Pharmaceutical Companies ●	2,622	26
PAREXEL International ● ▼	4,097	43
PDL BioPharma ▼	8,741	85
PharmaNet Development Group ● ▼	1,416	2
Pharmasset ● ▼	1,119	20
Pharmerica ●	2,175	45
POZEN ●	1,905	12
Progenics Pharmaceutical ●	1,905	19
Protalix Biotherapeutics ●	771	1
PSS World Medical ● ▼	4,629	84
Psychiatric Solutions ● ▼	4,060	135
Questcor Pharmaceuticals ● ▼	3,973	31
Quidel ●	2,020	32
Radnet ● ▼	1,526	5
Regeneron Pharmaceuticals ● ▼	4,571	88
RehabCare Group ●	1,322	23
Repligen ●	2,221	9
Res-Care ●	1,688	26
Rexahn Pharmaceuticals ● ▼	2,088	2
Rigel Pharmaceuticals ● ▼	2,673	23
RTI Biologics ●	3,843	12
Salix Pharmaceuticals ● ▼	3,519	32
Sangamo BioSciences ● ▼	2,618	20
Savient Pharmaceuticals ● ▼	3,973	19
Seattle Genetics ● ▼	4,464	46
Sequenom ● ▼	4,170	75
Sirona Dental Systems ●	1,337	21
Skilled Healthcare Group, Class A ●	1,517	19
Somanetics ●	919	17
SonoSite ● ▼	1,306	28
Spectranetics ●	2,418	7
Stereotaxis ● ▼	2,000	8
STERIS ▼	4,440	151
Stewart Enterprises, Class A ▼	6,960	36
Sucampo Pharmaceuticals ●	653	5
Sun Healthcare Group ● ▼	3,152	36
Sunrise Senior Living ●	3,248	10
SurModics ● ▼	1,046	28
Symmetry Medical ●	2,448	32
Synovis Life Technologies ●	891	16
Synta Pharmaceuticals ● ▼	1,197	8
Targacept ●	1,297	8
Theravance ● ▼	3,814	26
Thoratec ●	4,015	99
TomoTherapy ● ▼	2,928	10
TranS1 ●	873	6
Triple-S Management ●	1,015	10
U.S. Physical Therapy ●	849	12
United Therapeutics ● ▼	1,660	145
Valeant Pharmaceuticals International ● ▼	5,473	103
Varian ●	2,110	78
ViroPharma ●	5,125	64
Virtual Radiologic ● ▼	500	4
Vision-Sciences ● ▼	1,203	4
Vital Images ● ▼	1,245	16
Vivus ●	4,439	27
VNUS Medical Technologies ●	930	14
Volcano ● ▼	3,478	54
West Pharmaceutical Services ▼	2,377	95
Wright Medical Group ● ▼	2,690	62
XenoPort ● ▼	1,842	77
XOMA ● ▼	9,749	12
Zoll Medical ● ▼	1,531	37
ZymoGenetics ● ▼	2,965	9

		8,581

Industrials – 15.0%
3D Systems ● ▼	1,275	14
A.O. Smith	1,462	46
AAON	937	15
AAR ● ▼	2,838	45
ABM Industries ▼	3,202	52
ACCO Brands ●	3,991	11
Accuride ●	2,533	1
Aceto	1,747	15
Actuant, Class A ▼	4,092	73
Acuity Brands	3,010	105
Administaff	1,677	33
Advanced Battery Technologies ● ▼	2,970	8
Advisory Board ●	1,228	30
AeroVironment ●	732	26
Aircastle ▼	3,439	24
AirTran Holdings ● ▼	8,619	35
Akeena Solar ● ▼	1,493	4
Alamo Group	442	6
Alaska Air Group ●	2,650	65
Albany International, Class A ▼	2,147	31
Allegiant Travel ● ▼	1,006	40
Altra Holdings ●	1,888	17
Amerco ● ▼	773	35

The accompanying notes are an integral part of the financial statements.

32   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

American Commercial Lines ●	2,653	$20
American Ecology	1,199	21
American Railcar Industries ▼	690	8
American Reprographics ●	2,603	28
American Science & Engineering	743	47
American Superconductor ● ▼	3,211	40
American Woodmark	943	17
Ameron International	676	32
Ampco-Pittsburgh	606	14
Amrep ●	147	4
Apogee Enterprises ▼	2,092	21
Applied Industrial Technology ▼	3,117	63
Applied Signal Technology ▼	900	16
Argon ST ●	1,015	21
Arkansas Best ▼	1,668	49
Ascent Solar Technologies ● ▼	533	3
Asset Acceptance Capital ●	1,224	10
Astec Industries ●	1,305	33
Atlas Air Worldwide Holdings ● ▼	979	19
Axsys Technologies ●	643	42
AZZ ●	877	26
Badger Meter	1,068	27
Baldor Electric ▼	3,378	59
Barnes Group ▼	3,503	51
Beacon Power ● ▼	6,341	6
Beacon Roofing Supply ● ▼	3,263	45
Bowne & Company	1,871	15
Brady, Class A ▼	3,678	114
Briggs & Stratton ▼	3,652	58
Builders FirstSource ● ▼	742	3
CAI International ●	525	4
Capstone Turbine ● ▼	10,666	14
Cascade	704	23
Casella Waste Systems ●	1,589	8
CBIZ ● ▼	4,189	34
CDI	952	12
Celadon Group ●	1,610	17
Cenveo ● ▼	3,676	18
Ceradyne ●	1,940	46
Chart Industries ●	2,074	28
China Architectural Engineering ●	1,332	5
China BAK Battery ● ▼	2,161	6
China Direct ●	487	1
China Precision Steel ●	1,227	3
China Security & Surveillance Technology ● ▼	1,968	21
Circor International ▼	1,232	38
CLARCOR ▼	3,698	131
Clean Harbors ● ▼	1,414	93
Coleman Cable ●	561	4
Colfax ● ▼	1,579	13
Columbus McKinnon ●	1,399	20
Comfort Systems USA ▼	3,251	30
Commercial Vehicle Group ●	1,692	2
COMSYS IT Partners ●	1,183	7
Consolidated Graphics ●	712	9
Cornell ●	794	18
CoStar Group ●	1,396	50
CRA International ●	848	23
Cubic	1,127	25
Curtiss-Wright ▼	3,297	122
Deluxe ▼	3,795	46
Dollar Thrifty Automotive ●	1,591	3
Ducommun	755	15
Duff & Phelps, Class A ●	776	15
DXP Enterprises ●	512	7
Dycom Industries ●	3,039	27
Dynamex ●	790	19
Dynamic Materials ▼	936	18
DynCorp International ●	2,014	27
Eagle Bulk Shipping ▼	3,344	33
Electro Rent	1,558	19
EMCOR Group ●	4,971	88
Encore Wire ▼	1,593	31
Ener1 ● ▼	2,647	21
Energy Conversion Devices ● ▼	3,348	114
Energy Recovery, Inc. ●	486	3
EnergySolutions	2,374	11
EnerSys ●	2,013	27
ENGlobal ●	1,994	9
Ennis Business Forms	2,093	25
EnPro Industries ● ▼	1,589	35
ESCO Technologies ●	1,911	66
Esterline Technologies ●	2,154	78
Evergreen Solar ● ▼	10,553	40
Exponent ●	1,015	30
Federal Signal	3,537	30
First Advantage ●	734	8
Flanders ●	1,149	7
Flow International ● ▼	2,753	11
Force Protection ● ▼	4,999	14
Forward Air ▼	2,075	54
Franklin Electric ▼	1,685	71
FreightCar America	897	23
FuelCell Energy ●	4,962	24
Fuel-Tech ● ▼	1,280	15
Furmanite ●	2,604	21
Fushi Copperweld ● ▼	1,030	5
G&K Services, Class A	1,351	30
Genco Shipping & Trading ▼	1,627	34
GenCorp ● ▼	4,200	21
Genesee & Wyoming, Class A ●	2,249	75
Geo Group ● ▼	3,735	66
GeoEye ●	1,326	29
Gevity HR	1,655	6
Global Cash Access Holdings ●	2,956	8
Global Traffic Network ●	846	4
Gorman-Rupp ▼	1,051	33
Graham	726	15
Granite Construction ▼	2,561	91
Great Lakes Dredge & Dock	2,846	13
Greenbrier Companies ▼	1,170	10
Griffon ●	2,480	21
GT Solar International ● ▼	2,231	10
H & E Equipment Services ●	1,182	7
Harbin Electric ● ▼	447	4
Hawaiian Holdings ●	2,910	20
Healthcare Services Group ▼	3,113	52
Heartland Express ▼	3,970	61
HEICO	1,603	62
Heidrick & Struggles International	1,381	33
Herley Industries ●	965	13
Herman Miller ▼	4,136	91
Hexcel ● ▼	7,070	93
Hill International ●	1,674	10
HNI ▼	3,275	60
Horizon Lines, Class A ▼	2,322	11
Houston Wire & Cable ▼	1,311	15
Hub Group ● ▼	2,723	86
Hudson Highland Group ●	1,834	10
Hurco ●	472	11
Huron Consulting Group ● ▼	1,406	76
ICF International ●	475	9

First American Funds 2008 Annual Report   33

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

ICT Group ●	640	$3
II-VI ●	1,764	50
IKON Office Solutions ▼	5,969	103
InnerWorkings ● ▼	2,260	16
Insituform Technologies, Class A ●	2,031	27
Insteel Industries	1,288	13
Integrated Electrical Services ● ▼	563	7
Interline Brands ● ▼	2,315	25
International Shipholding	432	11
Jackson Hewitt Tax Service	2,053	28
JetBlue Airways ● ▼	12,756	71
Kadant ●	1,020	17
Kaman	1,874	48
Kaydon ▼	2,029	68
Kelly Services, Class A	1,877	27
Kenexa ●	1,758	16
Key Technology ●	403	6
Kforce ●	2,259	18
Knight Transportation ▼	4,291	68
Knoll	3,462	50
Korn/Ferry International ● ▼	3,398	47
K-Tron International ●	174	16
LaBarge ●	872	12
Ladish ● ▼	1,110	19
Lawson Products	284	8
Layne Christensen ● ▼	1,405	37
LB Foster ● ▼	818	22
Learning Tree International ●	640	8
LECG ●	1,850	9
Lindsay Manufacturing ▼	873	42
LMI Aerospace ●	621	9
LSI Industries	1,688	13
Lydall ●	1,187	8
Marten Transport ● ▼	1,265	23
MasTec ●	3,165	28
McGrath Rentcorp	1,708	39
Medis Technologies ● ▼	2,304	3
Mercury Computer Systems ●	1,667	12
Met Pro ▼	1,076	13
Metalico ● ▼	1,772	6
Michael Baker ●	538	13
Microvision ● ▼	5,013	9
Middleby ● ▼	1,243	50
Mobile Mini ● ▼	2,577	43
Moog, Class A ● ▼	3,123	110
Mueller Industries	2,719	62
Mueller Water Products, Class A ▼	8,435	59
Multi Color	679	13
NACCO Industries, Class A ▼	430	26
Navigant Consulting ●	3,560	58
NCI Building Systems ●	1,446	27
Nordic American Tanker Shipping ▼	2,456	73
Nordson ▼	2,468	91
Odyssey Marine Exploration ● ▼	3,438	13
Old Dominion Freight Line ● ▼	2,252	68
Omega Flex	223	5
On Assignment ●	2,533	16
Orbital Sciences ● ▼	4,314	88
Orion Energy Systems ● ▼	650	3
Orion Marine Group ●	1,542	8
Pacer International	2,562	29
Park-Ohio Holdings ●	568	4
Patriot Transportation Holdings ●	115	8
PeopleSupport ●	1,735	21
Perini ●	3,425	65
PHH ●	3,918	32
Pico Holdings ●	1,157	29
Pike Electric ●	1,210	11
Plug Power ●	5,729	6
PMFG ● ▼	942	10
Polypore International ●	1,140	10
Portfolio Recovery Associates ● ▼	1,050	38
Powell Industries ●	565	10
Power-One ● ▼	5,244	6
Powersecure International ●	1,210	5
Preformed Line Products ▼	194	8
Pre-Paid Legal Services ●	620	24
PRG-Schultz International ●	1,072	5
Princeton Review ●	956	5
Protection One ● ▼	444	3
The Provident Service ●	893	1
Quanex Building Products ▼	2,718	25
Raven Industries	1,172	38
RBC Bearings ●	1,577	37
Regal-Beloit	2,371	77
Republic Airways Holdings ●	2,576	38
Resources Connection ●	3,523	61
Robbins & Myers	2,101	43
Rollins	2,929	51
RSC Holdings ●	3,402	25
Rush Enterprises ●	2,431	23
Saia ●	992	10
Schawk	1,277	17
School Specialty ● ▼	1,342	28
SI International ●	961	28
Simpson Manufacturing ▼	2,742	63
SkyWest	4,300	66
Sotheby’s Holdings, Class A ▼	4,963	46
Spherion ●	4,043	13
Standard Parking ●	804	17
Standard Register	1,174	10
Standex International	842	22
Stanley ● ▼	647	22
Sterling Construction ●	824	11
Sun Hydraulics	854	18
TAL International Group	924	15
Taleo, Class A ● ▼	1,612	22
TBS International ● ▼	768	7
Team ●	1,320	37
Tecumseh Products, Class A ●	1,166	22
Teledyne Technologies ● ▼	2,597	118
Teletech Holdings ●	2,891	26
Tennant ▼	1,201	30
Tetra Tech ●	4,337	95
Textainer Group Holdings	685	8
Thermadyne Holdings ●	957	9
Titan International	2,525	29
Titan Machinery ● ▼	524	6
TransDigm Group ● ▼	2,435	73
Tredegar	2,189	32
Trex ● ▼	1,113	18
Trimas ●	1,072	4
Triumph Group ▼	1,218	53
TrueBlue ●	3,247	27
TurboChef Technologies ● ▼	1,688	8
Twin Disc	635	5
UAL ▼	9,268	135
Ultralife Batteries ●	898	8
Ultrapetrol Bahamas ● ▼	1,842	8
United Stationers ●	1,702	64
Universal Forest Products	1,217	29
Universal Technical Institute ● ▼	1,684	28

The accompanying notes are an integral part of the financial statements.

34   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Universal Truckload Services ●	437	$7
US Airways Group ●	8,387	85
Valence Technology ● ▼	3,626	8
Viad	1,513	33
Vicor	1,335	9
Volt Information Sciences ●	1,061	8
VSE	287	9
Wabash National	2,250	14
Waste Connections ● ▼	5,180	175
Waste Services ●	1,698	10
Watsco ▼	1,722	71
Watson Wyatt & Company Holdings ▼	3,088	131
Watts Water Technologies, Class A ▼	2,139	57
Werner Enterprises ▼	3,217	63
Westinghouse Air Brake Technologies	3,568	142
Woodward Governor ▼	4,327	139
YRC Worldwide ● ▼	4,183	19

		9,644

Information Technology – 15.2%
3Com ●	29,536	81
3PAR ●	1,947	12
Accelrys ●	1,915	9
ACI Worldwide ● ▼	2,560	35
Acme Packet ●	1,942	9
Actel ●	1,763	21
Actuate ●	4,413	13
Acxiom ▼	4,501	35
Adaptec ●	8,911	29
ADTRAN ▼	4,064	62
Advanced Analogic Technologies ●	3,263	10
Advanced Energy Industries ●	2,414	26
Advent Software ● ▼	1,281	24
Agilysys	1,632	7
Airvana ●	1,723	8
American Software, Class A	1,610	7
Amkor Technology ●	7,984	32
ANADIGICS ● ▼	4,584	8
Anaren ●	1,201	15
Anixter International ● ▼	2,187	73
Applied Micro Circuits ● ▼	4,868	25
Arcsight ●	492	3
Ariba ●	6,262	67
Arris Group ●	9,099	63
Art Technology Group ●	9,317	18
AsiaInfo Holdings ●	2,505	28
Asyst Technologies ●	3,572	2
Atheros Communications ● ▼	4,372	79
ATMI ●	2,365	29
Audiovox ●	1,192	7
Authentec ●	1,791	3
Avanex ● ▼	961	3
Avid Technology ●	2,551	38
Avocent ●	3,277	49
Axcelis Technologies ●	7,076	3
Bankrate ● ▼	938	31
BearingPoint ● ▼	16,058	3
Bel Fuse	771	17
Belden ▼	3,224	67
Benchmark Electronics ●	4,941	59
Bidz ●	414	3
Black Box	1,192	36
Blackbaud ▼	3,275	50
Blackboard ●	2,265	55
Blue Coat Systems ●	2,426	33
Bookham ● ▼	7,203	4
Bottomline Technologies ●	1,569	12
Brightpoint ● ▼	3,652	21
Brooks Automation ●	4,651	32
Cabot Microelectronics ●	1,630	47
CACI International, Class A ● ▼	2,219	91
Callidus Software ●	2,153	7
Cass Information Systems ▼	488	17
Cavium Networks ● ▼	2,218	28
Ceva ●	1,439	12
Checkpoint Systems ●	2,882	36
China Fire & Security Group ●	1,031	9
China Information Security Technology ● ▼	1,638	6
Chordiant Software ●	2,277	8
CIBER ●	3,951	21
Cirrus Logic ●	5,257	30
Cogent ● ▼	2,965	27
Cognex ▼	3,087	49
Cogo Group ● ▼	1,841	10
Coherent ●	1,688	43
Cohu	1,539	22
Commvault Systems ●	3,056	33
Compellent Technologies ●	1,009	11
comScore ●	1,316	16
Comtech Telecommunications ● ▼	1,784	86
Comverge ●	1,560	7
Concur Technologies ●	3,156	80
Constant Contact ● ▼	1,453	17
CPI International ●	697	7
Cray ●	2,299	7
CSG Systems International ●	2,573	43
CTS	2,494	17
CyberSource ● ▼	5,083	62
Cymer ●	2,181	53
Daktronics ▼	2,372	24
Data Domain ● ▼	2,362	44
DealerTrack Holdings ● ▼	3,122	33
Deltek ●	899	5
DemandTec ●	1,403	10
Dice Holdings ● ▼	1,144	5
Digi International ● ▼	1,826	19
Digimarc ●	413	4
Digital River ● ▼	2,719	67
Diodes ● ▼	2,060	20
Dionex ●	1,307	70
Divx ●	1,926	13
Double-take Software ●	1,234	9
DSP Group ●	1,925	12
DTS ●	1,490	31
Eagle Test Systems ●	990	15
EarthLink ●	8,087	56
Ebix ●	432	11
Echelon ● ▼	2,172	18
Electro Scientific Industries ●	2,096	18
Electronics for Imaging ●	3,940	42
Elixir Gaming Technologies ● ▼	4,841	1
EMCORE ● ▼	5,374	19
Emulex ●	6,182	59
EnerNOC ● ▼	691	5
Entegris ●	8,167	22
Entropic Communications ●	666	1
Entrust ●	4,380	6
Epicor Software ●	4,516	32
EPIQ Systems ● ▼	2,557	35
Euronet Worldwide ● ▼	3,409	41
Exar ●	2,751	18
Exlservice Holdings ●	1,034	8

First American Funds 2008 Annual Report   35

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Extreme Networks ●	6,509	$12
Fair Isaac	3,583	56
FalconStor Software ●	2,761	8
FARO Technologies ●	1,192	18
FEI ● ▼	2,687	56
Finisar ●	28,971	18
FormFactor ● ▼	3,597	63
Forrester Research ●	1,227	34
Foundry Networks ● ▼	10,749	160
Gartner, Class A ● ▼	4,362	80
Gerber Scientific ●	1,786	9
Globecomm Systems ●	1,441	11
Guidance Software ●	666	2
Hackett Group ●	2,943	9
Harmonic ●	6,894	49
Harris Stratex Networks, Class A ●	1,926	13
Heartland Payment Systems ▼	1,745	30
Hittite Microwave ●	1,397	46
HSW International ● ▼	1,993	2
Hughes Communications ●	513	8
Hutchinson Technology ●	1,911	13
Hypercom ●	3,673	7
i2 Technologies ● ▼	1,101	16
iBasis ●	2,265	5
ICx Technologies ● ▼	979	8
iGATE ●	1,773	12
Imation	2,303	28
Immersion ●	2,251	12
Infinera ● ▼	6,797	53
Infogroup ▼	2,509	11
Informatica ●	6,483	91
InfoSpace	2,519	22
Integral Systems ●	1,280	31
Interactive Intelligence ●	1,024	8
Interdigital ●	3,322	72
Intermec ●	4,537	59
Internap Network Services ●	3,693	11
Internet Brands ●	1,585	10
Internet Capital Group ●	2,835	16
Interwoven ●	3,335	42
Intevac ●	1,644	13
IPG Photonics ●	1,373	19
Isilon Systems ● ▼	1,815	6
Ixia ●	3,040	20
IXYS	1,785	14
J2 Global Communications ●	3,253	52
Jack Henry & Associates ▼	5,630	107
JDA Software ● ▼	1,749	25
KEMET ●	6,190	4
Keynote Systems ●	988	10
The Knot ●	2,043	14
Kopin ●	4,933	11
Kulicke & Soffa ●	4,267	13
L-1 Identity Solutions ●	4,768	39
Landauer	708	38
Lattice Semiconductor ●	8,530	16
Lawson Software ● ▼	9,403	50
Limelight Networks ●	2,061	5
Liquidity Services ●	1,046	9
Littelfuse ● ▼	1,531	29
LoopNet ● ▼	2,118	16
Loral Space & Communications ●	860	10
LTX-Credence ●	9,216	6
Macrovision Solutions ●	6,040	67
Magma Design Automation ●	3,244	8
Manhattan Associates ●	1,870	31
ManTech International ●	1,486	80
Marchex ▼	1,947	15
Mattson Technology ●	3,640	10
Maximus ▼	1,250	40
Maxwell Technologies ● ▼	1,305	12
Measurement Specialties ●	1,108	12
Mentor Graphics ●	6,649	49
Mercadolibre ●	1,867	26
Methode Electronics, Class A	2,784	21
Micrel	3,801	28
MICROS Systems ● ▼	5,966	102
Microsemi ● ▼	5,761	125
MicroStrategy ●	655	26
Microtune ●	4,026	10
Midway Games ● ▼	1,434	1
MIPS Technologies, Class A ●	3,287	9
MKS Instruments ●	3,672	68
ModusLink Global Solutions ●	3,611	20
Monolithic Power Systems ●	1,923	33
Monotype Imaging Holdings ●	1,078	7
MPS Group ● ▼	7,093	55
MRV Communications ●	11,239	8
MSC.Software ●	3,312	28
MTS Systems ▼	1,212	39
Multi-Fineline Electronix ● ▼	630	7
NCI ● ▼	465	11
Ness Technologies ● ▼	2,804	21
Net 1 UEPS Technologies ●	3,294	46
Netezza ●	2,820	27
NETGEAR ● ▼	2,560	28
Netlogic Microsystems ● ▼	1,266	27
NetScout Systems ●	2,107	20
NetSuite ●	483	5
Neutral Tandem ●	1,191	21
Newport ●	2,637	19
Nextwave Wireless ●	3,465	1
NIC	2,940	16
Novatel Wireless ●	2,293	12
NVE ●	332	9
Omniture ● ▼	4,598	53
OmniVision Technologies ● ▼	3,962	32
Online Resources ●	2,061	7
OpenTV ● ▼	6,377	8
Oplink Communications ●	1,330	11
OPNET Technologies ●	943	12
Opnext ●	1,406	6
Orbcomm ● ▼	2,261	7
OSI Systems ●	1,237	14
OYO Geospace ●	317	9
Palm ● ▼	7,854	31
Parametric Technology ● ▼	8,486	110
Park Electrochemical ▼	1,374	30
ParkerVision ● ▼	1,644	8
PC Connection ●	639	4
PC-Tel	1,492	9
Pegasystems	934	12
Perficient ● ▼	2,343	13
Pericom Semiconductor ●	2,098	16
Perot Systems, Class A ●	6,374	92
Phase Forward ● ▼	3,153	45
Phoenix Technologies ●	1,968	9
Photronics ●	3,166	2
Plantronics	3,607	52
Plexus ●	3,168	59
PLX Technology ●	2,075	7
PMC-Sierra ● ▼	16,117	75

The accompanying notes are an integral part of the financial statements.

36   First American Funds 2008 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Polycom ● ▼	6,380	$134
Power Integrations ●	2,200	46
Powerwave Technologies ● ▼	9,626	9
Presstek ●	1,973	8
Progress Software ●	3,043	70
PROS Holdings ●	920	5
QAD	1,086	6
Quality Systems ▼	1,283	49
Quantum ●	14,750	4
Quest Software ●	5,332	71
Rackable Systems ●	2,187	16
Rackspace Hosting ●	1,273	7
Radiant Systems ●	1,920	10
RadiSys ●	1,565	10
RealNetworks ●	6,510	28
Renaissance Learning	576	8
RF Micro Devices ●	19,271	38
RightNow Technologies ● ▼	2,049	13
Rimage ●	691	10
Riverbed Technology ● ▼	4,108	51
Rofin-Sinar Technologies ●	2,175	48
Rogers ●	1,298	39
Rubicon Technology ●	948	5
Rudolph Technologies ●	2,212	7
S1 ●	3,862	24
Safeguard Scientifics ●	9,654	8
Sanmina – SCI ●	38,889	29
Sapient ●	6,471	36
SAVVIS ● ▼	2,770	24
ScanSource ●	1,902	38
SeaChange International ●	2,075	16
Secure Computing ●	3,785	21
Semitool ●	1,632	10
Semtech ● ▼	4,523	55
Shoretel ●	3,097	15
Sigma Designs ● ▼	1,955	22
Silicon Image ●	5,959	27
Silicon Storage Technology ●	6,863	22
SiRF Technology Holdings ● ▼	4,337	4
Skyworks Solutions ● ▼	11,941	85
Smart Modular Technologies ●	3,468	9
Smith Micro Software ●	2,201	14
Solera Holdings ● ▼	3,802	95
Sonic Solutions ●	2,098	4
SonicWALL ●	4,376	20
Sonus Networks ● ▼	16,382	36
Sourcefire ●	1,431	9
Spansion ●	9,120	6
SPSS ●	1,264	30
SRA International, Class A ● ▼	3,134	58
Standard Microsystems ●	1,674	30
Starent Networks ● ▼	2,179	22
STEC ● ▼	2,302	13
Stratasys ●	1,512	18
SuccessFactors ● ▼	1,634	13
Super Micro Computer ●	1,581	10
Supertex ●	818	20
Supportsoft ●	3,308	8
Switch & Data Facilities ● ▼	1,467	14
Sybase ● ▼	5,842	156
Sycamore Networks	14,007	47
Sykes Enterprises ● ▼	2,359	38
Symmetricom ●	3,733	17
Synaptics ● ▼	2,491	77
Synchronoss Technologies ● ▼	1,618	13
SYNNEX ●	1,245	19
Syntel ▼	923	23
Take-Two Interactive Software ●	5,631	67
TASER International ● ▼	4,612	23
Technitrol	3,039	18
Techtarget ●	995	5
Techwell ●	1,055	9
Tekelec ●	4,778	61
Telecommunication Systems ●	2,407	17
Terremark Worldwide ●	3,825	17
Tessera Technologies ●	3,543	61
TheStreet.com ▼	1,404	6
THQ ●	4,913	37
TIBCO Software ● ▼	13,741	71
TNS ●	1,921	27
Transmeta ● ▼	869	14
Trident Microsystems ●	4,469	8
TriQuint Semiconductor ● ▼	10,586	47
TTM Technologies ●	3,088	22
Tyler Technologies ●	2,709	37
Ultimate Software Group ●	1,814	24
Ultra Clean Holdings ● ▼	1,286	4
Ultratech ●	1,713	26
Unica ●	1,011	5
United Online ▼	5,566	41
Universal Display ● ▼	2,119	23
UTStarcom ● ▼	8,093	19
ValueClick ● ▼	6,832	51
VASCO Data Security International ●	1,968	22
Veeco Instruments ●	2,349	18
VeriFone Holdings ● ▼	5,005	57
ViaSat ●	1,856	34
Vignette ●	1,981	16
Virtusa ●	631	3
Vocus ● ▼	1,149	19
Volterra Semiconductor ●	1,813	17
Web.com Group ●	1,976	10
Websense ● ▼	3,307	65
Wind River Systems ●	5,275	46
Wright Express ● ▼	2,843	39
Zoran ● ▼	3,818	31
Zygo ●	1,164	10

		9,775

Materials – 3.9%
A. Schulman ▼	1,997	36
A.M. Castle & Company ▼	1,209	15
AbitibiBowater ● ▼	3,894	8
AEP Industries ●	383	8
Allied Nevada Gold ●	3,218	11
AMCOL International	1,889	46
American Vanguard ▼	1,515	22
Apex Silver Mines ● ▼	4,014	5
Arch Chemicals	1,798	51
Balchem	1,293	33
Boise ●	2,614	2
Brush Engineered Metals ●	1,494	18
Buckeye Technologies ●	2,888	17
BWAY Holding Company ●	534	4
Calgon Carbon ● ▼	3,015	40
Cambrex ●	1,941	9
Coeur D’Alene Mines ● ▼	40,597	29
Compass Minerals International ▼	2,373	130
Deltic Timber	764	35
Ferro ▼	3,202	50
Flotek Industries ● ▼	1,659	8
General Moly ● ▼	4,622	9

First American Funds 2008 Annual Report   37

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

General Steel Holdings ●	769	$4
Gibraltar Industries	1,981	26
Glatfelter	3,333	34
GrafTech International ●	8,792	71
Graphic Packaging Holding ● ▼	10,649	20
H.B. Fuller ▼	3,824	68
Haynes International ●	872	22
Headwaters ● ▼	3,076	33
Hecla Mining ● ▼	9,364	23
Hercules	8,335	140
Horsehead Holding ●	2,557	9
Innophos Holdings ▼	761	20
Innospec	1,713	15
Kaiser Aluminum ▼	1,154	39
Kapstone Paper & Packaging ●	1,282	6
Koppers Holdings ▼	1,526	36
Landec ●	1,699	16
Louisiana Pacific	7,566	36
LSB Industries ●	1,281	11
Mercer International ● ▼	2,206	6
Minerals Technologies ▼	1,384	79
Myers Industries	2,086	22
Neenah Paper ▼	1,044	9
NewMarket Group	987	37
NL Industries	706	10
NN	1,134	8
Northwest Pipe ● ▼	670	19
Olin ▼	5,476	99
Olympic Steel	662	15
OM Group ● ▼	2,238	48
Penford	804	10
PolyOne ●	6,833	32
Quaker Chemical	735	14
Rock-Tenn, Class A	2,793	85
Rockwood Holdings ● ▼	3,054	38
Royal Gold	2,063	59
RTI International Metals ● ▼	1,685	27
Schweitzer-Mauduit International	1,109	19
Sensient Technologies ▼	3,186	80
ShengdaTech ● ▼	2,181	11
Silgan Holdings ▼	1,825	85
Solutia ●	6,394	62
Spartech	2,179	14
Stepan	454	16
Stillwater Mining ● ▼	2,903	12
Sutor Tech Group ●	545	1
Symyx Technologies ●	2,478	11
Texas Industries ▼	1,776	56
United States Lime & Minerals ●	128	3
Universal Stainless & Alloy ●	485	9
Uranium Resources ●	3,559	3
US Concrete ●	2,912	9
USEC ● ▼	8,144	34
Verso Paper ●	1,002	2
W.R. Grace & Company ●	5,314	48
Wausau-Mosinee Paper	3,341	31
Westlake Chemical	1,413	26
Worthington Industries	4,712	57
Zep	1,649	35
Zoltek Companies ● ▼	2,016	24

		2,480

Telecommunication Services – 1.0%
Alaska Communications Systems Group	2,892	27
Aruba Networks ● ▼	3,853	12
Atlantic Tele-Network	676	16
Bigband Networks ●	2,349	9
Cbeyond ● ▼	1,764	21
Centennial Communications, Class A ●	4,815	17
Cincinnati Bell ● ▼	18,188	44
Cogent Communications Group ● ▼	3,505	17
Consolidated Communications Holdings	1,555	16
EMS Technologies ●	1,218	26
FairPoint Communications ▼	6,365	25
Fibertower ● ▼	8,601	6
General Communication, Class A ●	4,070	31
Global Crossing ●	2,326	16
GlobalStar ●	1,402	1
Hungarian Telephone & Cable ●	221	2
ICO Global Communication Holdings ●	7,490	12
IDT ●	3,472	4
Iowa Telecommunication Services ▼	2,146	32
iPCS ●	1,256	21
NTELOS Holdings ▼	2,190	57
Paetec Holding ●	9,052	8
Premiere Global Services ● ▼	4,672	47
Shenandoah Telecommunications	1,724	41
Syniverse Holdings ●	3,759	71
Terrestar ●	4,157	3
tw telecom ● ▼	10,777	76
USA Mobility	1,561	15
Virgin Mobile USA, Class A ●	2,197	2
Vonage Holdings ● ▼	4,420	4

		679

Utilities – 3.8%
Allete ▼	1,749	61
American States Water	1,467	50
Avista	3,909	78
Black Hills	2,766	70
California Water Service	1,437	54
Central Vermont Public Service	710	14
CH Energy Group	1,173	48
Chesapeake Utilities	486	15
CLECO ▼	4,410	101
Connecticut Water Service	303	8
Consolidated Water ▼	1,001	14
El Paso Electric ●	3,146	58
Empire District Electric ▼	2,277	44
IDACORP ▼	3,303	88
ITC Holdings	3,620	147
Laclede Group	1,862	97
MGE Energy ▼	1,789	64
Middlesex Water	949	16
New Jersey Resources ▼	2,971	111
Nicor ▼	3,327	154
Northwest Natural Gas ▼	1,701	87
NorthWestern ▼	2,652	52
Ormat Technologies	1,312	32
Otter Tail	2,227	52
Piedmont Natural Gas ▼	4,996	164
PNM Resources ▼	5,636	55
Portland General Electric	4,472	92
SJW ▼	1,269	35
South Jersey Industries	2,417	82
Southwest Gas ▼	2,896	76
Southwest Water ▼	1,726	14
Synthesis Energy Systems ●	1,869	4
UIL Holdings	1,936	64
UniSource Energy Holding ▼	2,522	70
US Geothermal ●	4,435	4
Westar Energy ▼	7,586	148

The accompanying notes are an integral part of the financial statements.

38   First American Funds 2008 Annual Report

Small Cap Index Fund (concluded)
DESCRIPTION	SHARES/PAR	VALUE

WGL Holdings ▼	3,580	$115

		2,438

Total Common Stocks
(Cost $69,017)		59,475

Warrants ⊡ – 0.0%
Greenhunter Energy, Warrants	30	—
Lantronix, Warrants	39	—
Pegasus Wireless, Warrants	604	—

(Cost $0)		—

Short-Term Investments – 7.4%
Money Market Fund – 6.5%
First American Prime Obligations Fund, Class Z Å	4,155,641	4,156

U.S. Treasury Obligation – 0.9%
U.S. Treasury Bill
2.074%, 12/18/2008 ☐	$600	598

Total Short-Term Investments
(Cost $4,754)		4,754

Investment Purchased with Proceeds from Securities Lending – 42.6%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $27,423)	27,423,472	27,423

Total Investments – 142.5%
(Cost $101,194)		91,652

Other Assets and Liabilities, Net – (42.5)%		(27,340)

Total Net Assets – 100.0%		$64,312

●	Non-income producing security

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $26,956 at October 31, 2008. See note 2 in Notes to Financial Statements.

⊡	Security is fair valued and illiquid. As of October 31, 2008, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2008. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Depreciation

Russell 2000 Futures	89	$4,775	December 2008	$(568)

First American Funds 2008 Annual Report   39

Statements ofAssets and Liabilities	October 31, 2008, all dollars and shares are rounded to thousands (000), except per share data

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Unaffiliated investments, at cost	$905,151	$223,716	$69,615
Affiliated investments, at cost	21,898	12,269	4,156
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	360,899	90,544	27,423

ASSETS:
Unaffiliated investments, at value* (note 2)	$1,076,847	$187,165	$60,073
Affiliated investments, at value* (note 2)	23,535	12,269	4,156
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	360,899	90,544	27,423
Cash	34	—	—
Receivable for dividends and interest	1,809	225	86
Receivable for investments sold	261	1,344	48
Receivable for capital shares sold	1,379	747	34
Receivable for variation margin	112	214	180
Receivable from advisor (note 3)	—	—	27
Prepaid expenses and other assets	34	41	35

Total assets	1,464,910	292,549	92,062

LIABILITIES:
Payable upon return of securities loaned (note 2)	360,899	90,544	27,423
Payable for investments purchased	179	811	56
Payable for capital shares redeemed	2,066	304	203
Payable to affiliates (note 3)	370	70	46
Payable for distribution and shareholder servicing fees	48	10	4
Accrued expenses and other liabilities	9	—	18

Total liabilities	363,571	91,739	27,750

Net assets	$1,101,339	$200,810	$64,312

COMPOSITION OF NET ASSETS:
Portfolio capital	$945,222	$226,604	$66,726
Undistributed net investment income	2,285	806	281
Accumulated net realized gain (loss) on investments (note 2)	(16,595)	13,317	7,415
Net unrealized appreciation (depreciation) of:
Investments	173,333	(36,551)	(9,542)
Futures contracts	(2,906)	(3,366)	(568)

Net assets	$1,101,339	$200,810	$64,312

* Including securities loaned, at value	$353,304	$89,533	$26,956

Class A:
Net assets	$114,654	$11,374	$6,043
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	6,509	1,288	678
Net asset value, and redemption price per share	$17.61	$8.83	$8.91
Maximum offering price per share[1]	$18.63	$9.34	$9.43
Class B:
Net assets	$12,856	$1,140	$685
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	741	132	80
Net asset value, offering price, and redemption price per share[2]	$17.35	$8.61	$8.56
Class C:
Net assets	$9,784	$3,101	$1,531
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	560	359	177
Net asset value, offering price, and redemption price per share[2]	$17.46	$8.64	$8.66
Class R:
Net assets	$9,463	$8,157	$1,121
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	538	931	128
Net asset value, offering price, and redemption price per share	$17.58	$8.76	$8.76
Class Y:
Net assets	$954,582	$177,038	$54,932
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	54,208	20,019	6,161
Net asset value, offering price, and redemption price per share	$17.61	$8.84	$8.92

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

40   First American Funds 2008 Annual Report

Statements ofOperations	For the year ended October 31, 2008, all dollars are rounded to thousands (000)

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Dividends from unaffiliated investments	$34,695	$4,054	$1,190
Dividends from affiliated investments	1,394	368	166
Interest from unaffiliated investments	87	25	14
Less: Foreign taxes withheld	(1)	—	—
Securities lending income	1,992	676	346

Total investment income	38,167	5,123	1,716

EXPENSES (note 3):
Investment advisory fees	4,044	713	360
Administration fees	3,578	652	262
Transfer agent fees	454	128	134
Custodian fees	82	15	5
Legal fees	13	15	15
Audit fees	27	27	27
Registration fees	64	57	51
Postage and printing fees	107	20	7
Directors’ fees	28	28	28
Other expenses	74	32	65
Distribution and shareholder servicing fees:
Class A	418	38	19
Class B	216	18	10
Class C	149	44	22
Class R	39	34	5

Total expenses	9,293	1,821	1,010

Less: Fee waivers (note 3)	(2,516)	(273)	(439)
Less: Indirect payments from custodian (note 3)	(3)	(2)	—

Total net expenses	6,774	1,546	571

Investment income – net	31,393	3,577	1,145

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 6):
Net realized gain (loss) on:
Unaffiliated investments	11,988	19,413	11,307
Affiliated investments (note 4)	254	—	—
Redemption-in-kind (note 8)	33,430	—	—
Futures contracts	(14,113)	(3,523)	(1,568)
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	(721,395)	(134,758)	(46,893)
Affiliated investments	(1,060)	—	—
Futures contracts	(3,051)	(3,623)	(577)

Net loss on investments and futures contracts	(693,947)	(122,491)	(37,731)

Net decrease in net assets resulting from operations	$(662,554)	$(118,914)	$(36,586)

First American Funds 2008 Annual Report   41

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

		Equity		Mid Cap		Small Cap
		Index Fund		Index Fund		Index Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

OPERATIONS:
Investment income – net	$31,393	$31,846	$3,577	$4,582	$1,145	$1,583
Net realized gain (loss) on:
Unaffiliated investments	11,988	37,487	19,413	38,080	11,307	13,831
Affiliated investments (note 4)	254	767	—	—	—	—
Redemption-in-kind (note 8)	33,430	121,979	—	—	—	—
Futures contracts	(14,113)	1,031	(3,523)	1,065	(1,568)	231
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	(721,395)	75,164	(134,758)	12,962	(46,893)	(3,070)
Affiliated investments	(1,060)	(966)	—	—	—	—
Futures contracts	(3,051)	(447)	(3,623)	(65)	(577)	(89)

Net increase (decrease) in net assets resulting from operations	(662,554)	266,861	(118,914)	56,624	(36,586)	12,486

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,631)	(2,903)	(126)	(145)	(63)	(82)
Class B	(193)	(253)	(5)	(5)	(3)	(2)
Class C	(132)	(134)	(11)	(10)	(6)	(5)
Class R	(101)	(56)	(42)	(35)	(6)	(3)
Class Y	(25,572)	(28,278)	(2,674)	(3,806)	(785)	(1,322)
Net realized gain on investments:
Class A	(3,893)	(2,670)	(1,774)	(684)	(947)	(1,272)
Class B	(552)	(488)	(232)	(119)	(132)	(166)
Class C	(351)	(235)	(548)	(207)	(311)	(336)
Class R	(144)	(42)	(602)	(197)	(86)	(37)
Class Y	(31,878)	(20,073)	(32,293)	(15,634)	(10,301)	(17,014)

Total distributions	(65,447)	(55,132)	(38,307)	(20,842)	(12,640)	(20,239)

CAPITAL SHARE TRANSACTIONS (note 5):
Class A:
Proceeds from sales	20,758	40,302	4,704	6,269	1,928	1,987
Reinvestment of distributions	6,237	5,055	1,717	781	975	1,274
Payments for redemptions	(49,679)	(83,782)	(4,543)	(5,602)	(1,862)	(4,270)

Increase (decrease) in net assets from Class A transactions	(22,684)	(38,425)	1,878	1,448	1,041	(1,009)

Class B:
Proceeds from sales	770	1,244	122	218	156	413
Reinvestment of distributions	720	711	225	120	131	163
Payments for redemptions (note 3)	(10,397)	(17,733)	(499)	(992)	(320)	(598)

Decrease in net assets from Class B transactions	(8,907)	(15,778)	(152)	(654)	(33)	(22)

Class C:
Proceeds from sales	1,128	1,794	797	938	127	428
Reinvestment of distributions	449	338	502	197	285	301
Payments for redemptions (note 3)	(4,643)	(5,352)	(1,051)	(636)	(585)	(339)

Increase (decrease) in net assets from Class C transactions	(3,066)	(3,220)	248	499	(173)	390

Class R:
Proceeds from sales	9,125	4,337	8,117	2,240	1,239	598
Reinvestment of distributions	244	98	644	232	92	40
Payments for redemptions	(2,841)	(1,177)	(2,163)	(1,070)	(379)	(216)

Increase in net assets from Class R transactions	6,528	3,258	6,598	1,402	952	422

Class Y:
Proceeds from sales	303,124	299,763	34,746	52,493	22,782	22,880
Reinvestment of distributions	32,635	29,030	17,958	10,219	5,060	9,132
Payments for redemptions	(464,413)	(732,535)	(68,345)	(95,477)	(44,407)	(46,440)

Decrease in net assets from Class Y transactions	(128,654)	(403,742)	(15,641)	(32,765)	(16,565)	(14,428)

Decrease in net assets from capital share transactions	(156,783)	(457,907)	(7,069)	(30,070)	(14,778)	(14,647)

Total increase (decrease) in net assets	(884,784)	(246,178)	(164,290)	5,712	(64,004)	(22,400)
Net assets at beginning of period	1,986,123	2,232,301	365,100	359,388	128,316	150,716

Net assets at end of period	$1,101,339	$1,986,123	$200,810	$365,100	$64,312	$128,316

Undistributed (distributions in excess of) net investment income at end of period	$2,285	$(11)	$806	$371	$281	$84

The accompanying notes are an integral part of the financial statements.

42   First American Funds 2008 Annual Report

(This page intentionally left blank.)

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions
	Value	Net	Gains or	Total from	from Net	Distributions
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions

Equity Index Fund[1]
Class A
2008[2]	$28.67	$0.42	$(10.57)	$(10.15)	$(0.38)	$(0.53)	$(0.91)
2007[2]	25.80	0.37	3.16	3.53	(0.36)	(0.30)	(0.66)
2006[2]	22.59	0.33	3.21	3.54	(0.33)	—	(0.33)
2005[3]	23.00	0.01	(0.40)	(0.39)	(0.02)	—	(0.02)
2005[4]	20.91	0.34	2.09	2.43	(0.34)	—	(0.34)
2004[4]	18.70	0.23	2.22	2.45	(0.24)	—	(0.24)
Class B
2008[2]	$28.27	$0.24	$(10.42)	$(10.18)	$(0.21)	$(0.53)	$(0.74)
2007[2]	25.47	0.17	3.11	3.28	(0.18)	(0.30)	(0.48)
2006[2]	22.31	0.15	3.17	3.32	(0.16)	—	(0.16)
2005[3]	22.72	—	(0.40)	(0.40)	(0.01)	—	(0.01)
2005[4]	20.66	0.18	2.06	2.24	(0.18)	—	(0.18)
2004[4]	18.48	0.08	2.19	2.27	(0.09)	—	(0.09)
Class C
2008[2]	$28.45	$0.24	$(10.48)	$(10.24)	$(0.22)	$(0.53)	$(0.75)
2007[2]	25.62	0.17	3.14	3.31	(0.18)	(0.30)	(0.48)
2006[2]	22.44	0.15	3.19	3.34	(0.16)	—	(0.16)
2005[3]	22.85	—	(0.40)	(0.40)	(0.01)	—	(0.01)
2005[4]	20.78	0.18	2.07	2.25	(0.18)	—	(0.18)
2004[4]	18.59	0.08	2.20	2.28	(0.09)	—	(0.09)
Class R5
2008[2]	$28.63	$0.35	$(10.54)	$(10.19)	$(0.33)	$(0.53)	$(0.86)
2007[2]	25.77	0.29	3.17	3.46	(0.30)	(0.30)	(0.60)
2006[2]	22.57	0.26	3.21	3.47	(0.27)	—	(0.27)
2005[3]	22.98	0.01	(0.40)	(0.39)	(0.02)	—	(0.02)
2005[4]	20.91	0.26	2.11	2.37	(0.30)	—	(0.30)
2004[4]	18.70	0.23	2.20	2.43	(0.22)	—	(0.22)
Class Y
2008[2]	$28.66	$0.48	$(10.56)	$(10.08)	$(0.44)	$(0.53)	$(0.97)
2007[2]	25.79	0.44	3.16	3.60	(0.43)	(0.30)	(0.73)
2006[2]	22.58	0.39	3.21	3.60	(0.39)	—	(0.39)
2005[3]	22.99	0.02	(0.41)	(0.39)	(0.02)	—	(0.02)
2005[4]	20.91	0.40	2.08	2.48	(0.40)	—	(0.40)
2004[4]	18.69	0.29	2.22	2.51	(0.29)	—	(0.29)

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

44   First American Funds 2008 Annual Report

						Ratio of Net
				Ratio of Net	Ratio of	Investment
				Investment	Expenses	Income (Loss)
Net Asset			Ratio of	Income	to Average	to Average
Value		Net Assets	Expenses to	(Loss)	Net Assets	Net Assets	Portfolio
End of	Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Period	Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

$17.61	(36.35)%	$114,654	0.62%	1.74%	0.78%	1.58%	4%
28.67	13.93	213,957	0.62	1.37	0.76	1.23	4
25.80	15.76	229,185	0.62	1.36	0.77	1.21	3
22.59	(1.70)	234,629	0.62	0.69	0.79	0.52	—
23.00	11.69	238,379	0.62	1.53	0.79	1.36	4
20.91	13.12	234,349	0.62	1.13	0.79	0.96	1

$17.35	(36.82)%	$12,856	1.37%	0.99%	1.53%	0.83%	4%
28.27	13.05	31,343	1.37	0.63	1.51	0.49	4
25.47	14.94	43,369	1.37	0.63	1.52	0.48	3
22.31	(1.78)	56,097	1.37	(0.06)	1.54	(0.23)	—
22.72	10.86	58,857	1.37	0.79	1.54	0.62	4
20.66	12.31	69,828	1.37	0.38	1.54	0.21	1

$17.46	(36.83)%	$9,784	1.37%	0.99%	1.53%	0.83%	4%
28.45	13.09	19,585	1.37	0.62	1.51	0.48	4
25.62	14.93	20,714	1.37	0.62	1.52	0.47	3
22.44	(1.78)	24,195	1.37	(0.05)	1.54	(0.22)	—
22.85	10.84	26,258	1.37	0.79	1.54	0.62	4
20.78	12.28	30,111	1.37	0.38	1.54	0.21	1

$17.58	(36.51)%	$9,463	0.87%	1.49%	1.03%	1.33%	4%
28.63	13.65	7,230	0.87	1.07	1.01	0.93	4
25.77	15.47	3,419	0.87	1.08	1.15	0.80	3
22.57	(1.72)	1,715	0.87	0.44	1.19	0.12	—
22.98	11.38	1,663	0.87	1.14	1.19	0.82	4
20.91	13.00	333	0.62	1.13	0.79	0.96	1

$17.61	(36.18)%	$954,582	0.37%	1.99%	0.53%	1.83%	4%
28.66	14.22	1,714,008	0.37	1.62	0.51	1.48	4
25.79	16.07	1,935,614	0.37	1.61	0.52	1.46	3
22.58	(1.69)	1,882,517	0.37	0.94	0.54	0.77	—
22.99	11.92	1,940,567	0.37	1.78	0.54	1.61	4
20.91	13.45	1,979,198	0.37	1.38	0.54	1.21	1

First American Funds 2008 Annual Report   45

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions
	Value	Net	Gains	Total from	from Net	Distributions
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions

Mid Cap Index Fund[1]
Class A
2008[2]	$15.69	$0.13	$(5.30)	$(5.17)	$(0.10)	$(1.59)	$(1.69)
2007[2]	14.25	0.15	2.08	2.23	(0.13)	(0.66)	(0.79)
2006[2]	13.52	0.11	1.55	1.66	(0.11)	(0.82)	(0.93)
2005[3]	13.82	—	(0.30)	(0.30)	—	—	—
2005[4]	11.84	0.09	2.40	2.49	(0.09)	(0.42)	(0.51)
2004[4]	10.36	0.05	1.67	1.72	(0.05)	(0.19)	(0.24)
Class B
2008[2]	$15.36	$0.04	$(5.17)	$(5.13)	$(0.03)	$(1.59)	$(1.62)
2007[2]	13.98	0.04	2.03	2.07	(0.03)	(0.66)	(0.69)
2006[2]	13.28	—	1.53	1.53	(0.01)	(0.82)	(0.83)
2005[3]	13.59	(0.01)	(0.30)	(0.31)	—	—	—
2005[4]	11.67	(0.01)	2.37	2.36	(0.02)	(0.42)	(0.44)
2004[4]	10.25	(0.03)	1.64	1.61	—	(0.19)	(0.19)
Class C
2008[2]	$15.41	$0.04	$(5.19)	$(5.15)	$(0.03)	$(1.59)	$(1.62)
2007[2]	14.03	0.04	2.03	2.07	(0.03)	(0.66)	(0.69)
2006[2]	13.32	—	1.55	1.55	(0.02)	(0.82)	(0.84)
2005[3]	13.63	(0.01)	(0.30)	(0.31)	—	—	—
2005[4]	11.70	(0.01)	2.38	2.37	(0.02)	(0.42)	(0.44)
2004[4]	10.28	(0.03)	1.64	1.61	—	(0.19)	(0.19)
Class R5
2008[2]	$15.60	$0.10	$(5.27)	$(5.17)	$(0.08)	$(1.59)	$(1.67)
2007[2]	14.19	0.11	2.07	2.18	(0.11)	(0.66)	(0.77)
2006[2]	13.48	0.07	1.55	1.62	(0.09)	(0.82)	(0.91)
2005[3]	13.78	—	(0.30)	(0.30)	—	—	—
2005[4]	11.83	0.04	2.41	2.45	(0.08)	(0.42)	(0.50)
2004[4]	10.36	0.06	1.65	1.71	(0.05)	(0.19)	(0.24)
Class Y
2008[2]	$15.70	$0.17	$(5.31)	$(5.14)	$(0.13)	$(1.59)	$(1.72)
2007[2]	14.27	0.19	2.07	2.26	(0.17)	(0.66)	(0.83)
2006[2]	13.53	0.15	1.56	1.71	(0.15)	(0.82)	(0.97)
2005[3]	13.83	0.01	(0.31)	(0.30)	—	—	—
2005[4]	11.84	0.12	2.41	2.53	(0.12)	(0.42)	(0.54)
2004[4]	10.37	0.08	1.66	1.74	(0.08)	(0.19)	(0.27)

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

46   First American Funds 2008 Annual Report

					Ratio of	Ratio of Net
				Ratio of Net	Expenses	Investment
Net Asset			Ratio of	Investment	to Average	Income (Loss)
Value		Net Assets	Expenses to	Income (Loss)	Net Assets	to Average	Portfolio
End of	Total	End of	Average	to Average	(Excluding	Net Assets	Turnover
Period	Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

$8.83	(36.46)%	$11,374	0.74%	1.04%	0.84%	0.94%	15%
15.69	16.32	17,868	0.75	1.02	0.81	0.96	15
14.25	12.70	14,722	0.75	0.77	0.81	0.71	7
13.52	(2.17)	14,318	0.75	0.26	0.80	0.21	1
13.82	21.43	14,827	0.75	0.68	0.82	0.61	15
11.84	16.80	11,987	0.75	0.47	0.80	0.42	14

$8.61	(36.90)%	$1,140	1.48%	0.29%	1.58%	0.19%	15%
15.36	15.41	2,248	1.50	0.32	1.56	0.26	15
13.98	11.87	2,678	1.50	0.03	1.56	(0.03)	7
13.28	(2.28)	3,485	1.50	(0.49)	1.55	(0.54)	1
13.59	20.57	3,546	1.50	(0.08)	1.57	(0.15)	15
11.67	15.88	3,133	1.50	(0.27)	1.55	(0.32)	14

$8.64	(36.91)%	$3,101	1.48%	0.30%	1.58%	0.20%	15%
15.41	15.39	5,287	1.50	0.28	1.56	0.22	15
14.03	11.96	4,320	1.50	0.02	1.56	(0.04)	7
13.32	(2.27)	3,388	1.50	(0.49)	1.55	(0.54)	1
13.63	20.60	3,533	1.50	(0.08)	1.57	(0.15)	15
11.70	15.83	2,653	1.50	(0.27)	1.55	(0.32)	14

$8.76	(36.66)%	$8,157	1.00%	0.80%	1.10%	0.70%	15%
15.60	16.01	5,913	1.00	0.78	1.06	0.72	15
14.19	12.40	4,032	1.00	0.47	1.17	0.30	7
13.48	(2.18)	131	1.00	0.01	1.20	(0.19)	1
13.78	21.09	122	1.00	0.28	1.22	0.06	15
11.83	16.62	1	0.75	0.49	0.80	0.44	14

$8.84	(36.31)%	$177,038	0.49%	1.29%	0.59%	1.19%	15%
15.70	16.52	333,784	0.50	1.29	0.56	1.23	15
14.27	13.05	333,636	0.50	1.03	0.56	0.97	7
13.53	(2.17)	342,072	0.50	0.51	0.55	0.46	1
13.83	21.82	353,354	0.50	0.92	0.57	0.85	15
11.84	16.97	313,403	0.50	0.73	0.55	0.68	14

First American Funds 2008 Annual Report   47

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions
	Value	Net	Gains or	Total from	from Net	Distributions
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions

Small Cap Index Fund[1]
Class A
2008[2]	$15.37	$0.13	$(4.88)	$(4.75)	$(0.10)	$(1.61)	$(1.71)
2007[2]	16.23	0.14	1.13	1.27	(0.12)	(2.01)	(2.13)
2006[2]	14.12	0.07	2.56	2.63	(0.10)	(0.42)	(0.52)
2005[3]	14.57	—	(0.45)	(0.45)	—	—	—
2005[4]	13.38	0.07	2.17	2.24	(0.06)	(0.99)	(1.05)
2004[4]	11.47	0.04	1.98	2.02	(0.03)	(0.08)	(0.11)
Class B
2008[2]	$14.86	$0.04	$(4.70)	$(4.66)	$(0.03)	$(1.61)	$(1.64)
2007[2]	15.77	0.03	1.09	1.12	(0.02)	(2.01)	(2.03)
2006[2]	13.76	(0.04)	2.48	2.44	(0.01)	(0.42)	(0.43)
2005[3]	14.21	(0.01)	(0.44)	(0.45)	—	—	—
2005[4]	13.15	(0.03)	2.08	2.05	—	(0.99)	(0.99)
2004[4]	11.33	(0.06)	1.96	1.90	—	(0.08)	(0.08)
Class C
2008[2]	$15.02	$0.04	$(4.76)	$(4.72)	$(0.03)	$(1.61)	$(1.64)
2007[2]	15.92	0.03	1.10	1.13	(0.02)	(2.01)	(2.03)
2006[2]	13.88	(0.04)	2.51	2.47	(0.01)	(0.42)	(0.43)
2005[3]	14.34	(0.01)	(0.45)	(0.46)	—	—	—
2005[4]	13.26	(0.03)	2.10	2.07	—	(0.99)	(0.99)
2004[4]	11.43	(0.06)	1.97	1.91	—	(0.08)	(0.08)
Class R5
2008[2]	$15.16	$0.10	$(4.81)	$(4.71)	$(0.08)	$(1.61)	$(1.69)
2007[2]	16.04	0.11	1.11	1.22	(0.09)	(2.01)	(2.10)
2006[2]	13.97	0.03	2.53	2.56	(0.07)	(0.42)	(0.49)
2005[3]	14.43	—	(0.46)	(0.46)	—	—	—
2005[4]	13.31	0.04	2.11	2.15	(0.04)	(0.99)	(1.03)
2004[4]	11.41	0.03	1.97	2.00	(0.02)	(0.08)	(0.10)
Class Y
2008[2]	$15.37	$0.16	$(4.88)	$(4.72)	$(0.12)	$(1.61)	$(1.73)
2007[2]	16.23	0.18	1.13	1.31	(0.16)	(2.01)	(2.17)
2006[2]	14.12	0.11	2.55	2.66	(0.13)	(0.42)	(0.55)
2005[3]	14.57	0.01	(0.46)	(0.45)	—	—	—
2005[4]	13.43	0.11	2.12	2.23	(0.10)	(0.99)	(1.09)
2004[4]	11.51	0.07	1.99	2.06	(0.06)	(0.08)	(0.14)

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the Fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

48   First American Funds 2008 Annual Report

					Ratio of	Ratio of Net
				Ratio of Net	Expenses	Investment
Net Asset			Ratio of	Investment	to Average	Income (Loss)
Value		Net Assets	Expenses to	Income (Loss)	Net Assets	to Average	Portfolio
End of	Total	End of	Average	to Average	(Excluding	Net Assets	Turnover
Period	Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

$8.91	(34.15)%	$6,043	0.82%	1.09%	1.31%	0.60%	19%
15.37	8.56	9,109	0.83	0.92	1.12	0.63	12
16.23	19.02	10,639	0.83	0.47	1.08	0.22	17
14.12	(3.09)	10,067	0.83	0.27	1.01	0.09	—
14.57	17.08	10,323	0.90	0.53	1.03	0.40	23
13.38	17.71	8,749	0.93	0.30	1.02	0.21	25

$8.56	(34.64)%	$685	1.57%	0.33%	2.06%	(0.16)%	19%
14.86	7.78	1,245	1.58	0.17	1.87	(0.12)	12
15.77	18.07	1,333	1.58	(0.28)	1.83	(0.53)	17
13.76	(3.17)	1,498	1.58	(0.48)	1.76	(0.66)	—
14.21	15.82	1,555	1.65	(0.23)	1.78	(0.36)	23
13.15	16.83	1,494	1.68	(0.46)	1.77	(0.55)	25

$8.66	(34.67)%	$1,531	1.57%	0.34%	2.06%	(0.15)%	19%
15.02	7.78	2,916	1.58	0.17	1.87	(0.12)	12
15.92	18.15	2,662	1.58	(0.28)	1.83	(0.53)	17
13.88	(3.21)	2,068	1.58	(0.48)	1.76	(0.66)	—
14.34	15.84	2,256	1.65	(0.23)	1.78	(0.36)	23
13.26	16.77	1,939	1.68	(0.46)	1.77	(0.55)	25

$8.76	(34.33)%	$1,121	1.08%	0.87%	1.57%	0.38%	19%
15.16	8.34	703	1.08	0.71	1.37	0.43	12
16.04	18.75	280	1.08	0.23	1.47	(0.16)	17
13.97	(3.19)	23	1.08	0.02	1.41	(0.31)	—
14.43	16.45	11	1.15	0.30	1.43	0.02	23
13.31	17.65	1	0.93	0.24	0.99	0.18	25

$8.92	(33.95)%	$54,932	0.57%	1.33%	1.06%	0.84%	19%
15.37	8.84	114,343	0.58	1.16	0.87	0.87	12
16.23	19.32	135,802	0.58	0.72	0.83	0.47	17
14.12	(3.09)	153,572	0.58	0.52	0.76	0.34	—
14.57	16.93	164,156	0.65	0.78	0.78	0.65	23
13.43	18.02	156,411	0.68	0.54	0.77	0.45	25

First American Funds 2008 Annual Report   49

Notes toFinancial Statements	October 31, 2008, all dollars and shares are rounded to thousands (000)

1 >	Organization

Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2008, FAIF offered 43 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund are each diversified open-end management investment companies.

FAIF offers Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Prior to the close of business on June 30, 2008, each fund offered Class B shares. Subsequent to this date, no new or additional investments are allowed in Class B shares, except for permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares of a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; security’s previous price and/or trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular

50   First American Funds 2008 Annual Report

trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2008, Mid Cap Index Fund and Small Cap Index Fund held fair valued securities with a total market value of $0 or 0% of each fund’s total net assets.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid annually for Mid Cap Index Fund and Small Cap Index Fund and quarterly for Equity Index Fund. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. As of October 31, 2008, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open futures contracts, proceeds from securities litigation, and the sale of real estate investment trust securities (“REITs”). To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period in which the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Equity Index Fund	$(31,367)	$(468)	$31,835
Mid Cap Index Fund	(915)	(284)	1,199
Small Cap Index Fund	(1,625)	(85)	1,710

The character of distributions paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period or year in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) are recorded by the fund. The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007, were as follows:

	October 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$29,606	$35,841	$65,447
Mid Cap Index Fund	3,585	34,722	38,307
Small Cap Index Fund	1,739	10,901	12,640

	October 31, 2007

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$31,624	$23,508	$55,132
Mid Cap Index Fund	4,340	16,502	20,842
Small Cap Index Fund	2,149	18,090	20,239

First American Funds 2008 Annual Report   51

Notes toFinancial Statements	October 31, 2008, all dollars and shares are rounded to thousands (000)

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

			Accumulated
	Undistributed	Undistributed	Capital and		Total
	Ordinary	Long Term	Post October	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings (Deficit)

Equity Index Fund	$2,298	$—	$(3,675)	$157,506	$156,129
Mid Cap Index Fund	815	11,208	—	(37,809)	(25,786)
Small Cap Index Fund	287	7,475	—	(10,169)	(2,407)

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

As of October 31, 2008 Equity Index Fund had capital loss carryforwards of $3,675 which if not offset by subsequent capital gains, will expire in 2016.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, maintain sufficient liquidity to meet redemption requests, and increase the level of fund assets devoted to replicating the composition of the S&P and Russell indices while reducing transaction costs, the funds may enter into S&P and Russell Index futures contracts and other stock index futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

The funds’ outstanding futures contracts as of October 31, 2008, are disclosed in the Schedule of Investments.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2008, Mid Cap Index Fund and Small Cap Index Fund had investments in illiquid securities with a total value of $0 and $0 or 0% and 0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Date	Cost
Mid Cap Index Fund	Shares	Acquired	Basis

Travelcenters, Fractional Share	—*	10/01	$—

			Dates	Cost
Small Cap Index Fund	Shares		Acquired	Basis

FirstBank, Fractional Share	—	*	8/05	$—
Greenhunter Energy, Warrants	—	*	8/08	—
Lantronix, Warrants	—	*	5/08	—
National Penn, Fractional Share	—	*	10/05	—
Pegasus Wireless, Warrants	1		6/06	—

*	Due to the presentation of the financial statements in thousands, the number rounds to zero.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the

52   First American Funds 2008 Annual Report

form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such money market fund’s average daily net assets. Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended October 31, 2008, were as follows:

Fund	Amount

Equity Index Fund	$777
Mid Cap Index Fund	258
Small Cap Index Fund	127

Each fund’s income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses when cash is received. Adjustments made during the fiscal year ended October 31, 2008, were as follows:

Fund	Amount

Equity Index Fund	$336
Mid Cap Index Fund	50
Small Cap Index Fund	646

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2008.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is 0.25%, 0.25%, and 0.40%, respectively. FAF Advisors has agreed to waive fees and reimburse other fund expenses through June 30, 2009, so that total fund operating expenses, excluding acquired fund fees and expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	1.50	1.50	1.00	0.50
Small Cap Index Fund	0.83	1.58	1.58	1.08	0.58

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the

First American Funds 2008 Annual Report   53

Notes toFinancial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

related money market funds that is attributable to the assets of the investing fund. This reimbursement is included in “Fee waivers” in the Statement of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2008, custodian fees for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund were increased by $1, $0, $1, respectively, as a result of overdrafts and decreased by $3, $2, and $0, respectively, as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2008:

Fund	Amount

Equity Index Fund	$280
Mid Cap Index Fund	33
Small Cap Index Fund	12

OTHER FEES AND EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2008, legal fees and expenses of $16 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

54   First American Funds 2008 Annual Report

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2008, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Equity Index Fund	$96
Mid Cap Index Fund	11
Small Cap Index Fund	4

4 >	Investment in Common Stock of Affiliate

As disclosed in the Schedule of Investments, Equity Index Fund owns common stock issued by U.S. Bancorp. For the fiscal year ended October 31, 2008, Equity Index Fund recorded a net realized gain from the sale of U.S. Bancorp common stock of $254 and $411 of dividend income from U.S. Bancorp common stock. At October 31, 2008, Equity Index Fund had an unrealized gain of $1,637 with respect to its investment in U.S. Bancorp common stock.

5 >	Capital Share Transactions

FAIF has 366 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Class A:
Shares issued	868	1,499	387	428	168	131
Shares issued in lieu of cash distributions	244	189	130	55	77	87
Shares redeemed	(2,065)	(3,108)	(368)	(377)	(160)	(281)

Total Class A transactions	(953)	(1,420)	149	106	85	(63)

Class B:
Shares issued	31	47	9	15	12	28
Shares issued in lieu of cash distributions	28	27	17	9	11	11
Shares redeemed	(427)	(668)	(40)	(69)	(27)	(40)

Total Class B transactions	(368)	(594)	(14)	(45)	(4)	(1)

Class C:
Shares issued	47	66	67	64	11	29
Shares issued in lieu of cash distributions	18	13	39	14	23	21
Shares redeemed	(193)	(200)	(90)	(43)	(51)	(23)

Total Class C transactions	(128)	(121)	16	35	(17)	27

Class R:
Shares issued	398	160	685	151	107	40
Shares issued in lieu of cash distributions	10	4	49	16	7	3
Shares redeemed	(123)	(44)	(182)	(72)	(32)	(14)

Total Class R transactions	285	120	552	95	82	29

Class Y:
Shares issued	12,669	11,085	2,915	3,523	1,954	1,488
Shares issued in lieu of cash distributions	1,273	1,087	1,357	722	400	623
Shares redeemed	(19,533)	(27,413)	(5,510)	(6,374)	(3,632)	(3,040)

Total Class Y transactions	(5,591)	(15,241)	(1,238)	(2,129)	(1,278)	(929)

Net decrease in capital shares	(6,755)	(17,256)	(535)	(1,938)	(1,132)	(937)

Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal years ended October 31, 2008 and October 31, 2007, as follows:

	Fiscal	Fiscal
	Year Ended	Year Ended
Fund	10/31/08	10/31/07

Equity Index Fund	188	397
Mid Cap Index Fund	4	41
Small Cap Index Fund	4	4

6 >	Investment Security Transactions

During the fiscal year ended October 31, 2008, purchases of securities and proceeds from sales of securities other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Index Fund	$60,560	$269,139
Mid Cap Index Fund	42,722	74,289
Small Cap Index Fund	16,594	47,369

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased

First American Funds 2008 Annual Report   55

Notes toFinancial Statements  October 31, 2008, all dollars and shares are rounded to thousands (000)

with proceeds from securities lending) for federal income tax purposes at October 31, 2008, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Equity Index Fund	$372,616	$(215,110)	$157,506	$1,303,775
Mid Cap Index Fund	30,680	(68,489)	(37,809)	327,787
Small Cap Index Fund	13,221	(23,390)	(10,169)	101,821

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	Redemption-in-Kind Transaction

On August 1, 2008, $65,171 was redeemed from Equity Index Fund as a redemption-in-kind transaction. In this transaction, the fund distributed a proportionate amount of securities in the fund’s portfolio to the U.S. Bancorp Pension Plan. Remaining shareholders in the fund did not recognize any additional capital gains from the transactions.

9 >	New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why the fund uses derivative instruments, (b) how derivative instruments are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments affect the fund’s financial position and financial performance. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The funds do not expect FAS 161 to have a material impact on their financial statements; however, additional disclosures will be required.

56   First American Funds 2008 Annual Report

Notice toShareholders	October 31, 2008 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2009 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2008, each fund has designated long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis) [1]	(Tax Basis) [1]	(Tax Basis)

Equity Index Fund	55%	45%	100%
Mid Cap Index Fund	91	9	100
Small Cap Index Fund	86	14	100

1 Based on a percentage of the fund’s total distributions.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Equity Index Fund	100.00%
Mid Cap Index Fund	97.35
Small Cap Index Fund	69.76

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2008 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Equity Index Fund	100.00%
Mid Cap Index Fund	98.19
Small Cap Index Fund	72.68

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund were as follows:

Fund

Equity Index Fund	4.96%
Mid Cap Index Fund	2.99
Small Cap Index Fund	5.87

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund were as follows:

Fund

Equity Index Fund	3.64%
Mid Cap Index Fund	21.30
Small Cap Index Fund	51.15

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

First American Funds 2008 Annual Report   57

Notice toShareholders  October 31, 2008 (unaudited)

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2008, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 17-19, 2008, the Board concluded its consideration of and approved the Agreement through June 30, 2009.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including comparative information provided by an independent data service regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on January 31, 2008.

The Board also considered that, in reviewing the comparative performance of the Funds, the different expense levels of a Fund’s share classes can result in different net performance results for each of those classes. Thus, while the Board considered

58   First American Funds 2008 Annual Report

the performance of all classes, it focused on Class Y shares, which, because they have the lowest total expense ratios, offered the most meaningful data on performance. For this reason, the discussion below relates to the performance of Class Y shares.

Equity Index Fund. The Board noted that the objective of the Fund is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index and that the Fund’s prospectus states the goal of attaining “at least 95%” correlation with the Index. The Board considered that results over the past three years on a gross-of-fees basis have a correlation to the Index of over 99%, even though, net of fees, the Fund performed below its benchmark index (which has no fees) for all periods. The Board also considered that the Fund outperformed its performance universe median for the one-, three-, five- and ten-year periods. The Board concluded that, in light of the Fund’s close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Index Fund. The Board noted that the objective of the Fund is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index and that the Fund’s prospectus states the goal of attaining “at least 95%” correlation with the Index. The Board considered that results over the past three years on a gross-of-fees basis have a correlation to the Index of over 99%, even though, net of fees, the Fund performed below its benchmark index (which has no fees) for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its performance universe median for the one-, three- and five-year periods. The Board concluded that, in light of the Fund’s close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Index Fund. The Board noted that the objective of the Fund is to provide investment results that correspond to the performance of the Russell 2000 Index and that the Fund’s prospectus states the goal of attaining “at least 95%” correlation with the Index. The Board considered that results over the past three years on a gross-of-fees basis have a correlation to the Index of over 99%, even though, net of fees, the Fund performed below its benchmark index (which has no fees) for the one-, three- and five-year periods. The Board noted that the Fund outperformed its performance universe for the one-, three- and five-year periods. The Board concluded that, in light of the Fund’s close tracking of its benchmark index and its competitive performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

Equity Index Fund. The Board considered that the Fund’s advisory fee and total expense ratio, after waivers, are higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Index Fund. The Board considered that the Fund’s advisory fee, after waivers, is lower than the peer group median and that the Fund’s total expense ratio, after waivers, is slightly higher that the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small Cap Index Fund. The Board considered that the Fund’s advisory fee, after waivers, and the Fund’s total expense ratio, after waivers, are lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

First American Funds 2008 Annual Report   59

Notice toShareholders  October 31, 2008 (unaudited)

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered FAF Advisors’ assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.

60   First American Funds 2008 Annual Report

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company since August 2004; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in June 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus(TM) LLC, a strategic demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, Saint Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

First American Funds 2008 Annual Report   61

Notice toShareholders	October 31, 2008 (unaudited)

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

62   First American Funds 2008 Annual Report

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President & Vice President – Investments	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Mark D. Corns FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1963)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2008	Director of Compliance, FAF Advisors, Inc. since June 2006; Compliance Manager, FAF Advisors, Inc. from January 2005 to June 2006; prior thereto, Compliance Manager, OppenheimerFunds, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney, LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Corns, and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.

First American Funds 2008 Annual Report   63

Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2008. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

ADMINISTRATOR
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402

COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0182-08  12/2008  AR-INDEX

FIRST AMERICAN FUNDS.

October 31, 2008

2008 Annual Report

Quantitative Funds

Mutual fund investing involves risk; principal loss is possible.

First American Funds’ quantitative funds are actively managed using our proprietary macro quant process, which projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could underperform if the current performance of the factors differs from their historic performance. Turnover, expenses, and taxes will be similar to other actively managed funds.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 8, 2008

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2008.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2008 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2008 Annual Report

Quantitative Large Cap Core Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the S&P 500 Index*

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Quantitative Large Cap Core Fund (the “fund”), Class Y shares, returned -36.93% for the fiscal year ended October 31, 2008 (Class A shares returned -37.08% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index*, returned -36.10% for the same period.

How did market conditions affect stock market performance during the fiscal year?
As we entered this fiscal year, financial markets were already severely disrupted. Investors watched the housing and mortgage downturn deteriorate into a broad financial and economic crisis. The floundering housing market caused an uptick in loan delinquencies and more mortgage credit-related losses for financial institutions. The ensuing turmoil tripped up some of the largest mortgage, bank, financial, and insurance companies around the globe.

Despite the failures of high-profile brokerages and significant losses for large banks, overall stock market returns were relatively contained until the failure of Lehman Brothers in September 2008 exposed the sensitivity of the broad market to the financial system. Market volatility soared, liquidity evaporated, and broad equity indices were down sharply by the end of the fiscal period.

In the current capital-constrained environment, corporate and consumer credit, employment growth, corporate earnings, and consumer confidence are likely to weaken further. These issues and potentially others will likely continue creating headwinds for the stock market. However, we believe the domestic markets have already discounted, to a significant degree, the negative economic environment that is likely to prevail in the coming fiscal year.

What worked for the fund and why?
Throughout the fiscal year, we generally stayed below index-level investments in the financial industry, and this approach produced a major positive contribution to performance during the first and second quarters of 2008, although it turned negative in the third quarter, when it appeared briefly that the financial system was stabilizing. Our concern about the financial sector caused us to reduce the portfolio’s sensitivity to broad equity market conditions, and at various times we allowed cash to accumulate in the portfolio. When invested, those monies were put into lower-volatility sectors. Virtually all our style strategies – a tilt away from value stocks and momentum stocks (i.e., those with recent relative strength); emphasis on stocks with lower volatility and higher-quality earnings – were successful. In the middle of the fiscal year, our emphasis on the small-cap end of the benchmark range added value (we de-emphasized that position before the decline in small-cap returns).

What did not work for the fund and why?
As noted above, our efforts to limit the fund’s exposure to financials proved to have a negative effect on performance toward the end of the fiscal year. One of the sectors where we placed more weight to compensate for the defensive position in financials was energy. Energy stocks, however, experienced weak performance as global demand slackened. The disappointing performance from consumer staples – typically a sector where activity does not stall in response to a financial crisis – also had a negative effect.

What strategic moves were made by the fund and why?
Throughout the fiscal year, we re-evaluated the risks in the financial sector, and as they increased, we redeployed assets elsewhere. As credit markets continued to price in high risk levels and economic output remained weak, we shifted even further away from momentum stocks. Additionally, we have shifted our focus from the large-cap end of the benchmark range to the mid-cap end of the range.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

First American Prime Obligations Fund, Class Z	9.3%
Exxon Mobil	4.9
Chevron	2.3
Microsoft	2.2
Johnson & Johnson	2.2
Pfizer	2.0
Procter & Gamble	1.8
AT&T	1.7
General Electric	1.7
U.S. Treasury Bill, 1.761%, 12/18/2008	1.2

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	16.0%
Healthcare	14.3
Energy	13.0
Industrials	10.5
Consumer Staples	10.0
Financials	9.0
Consumer Discretionary	7.2
Utilities	3.6
Materials	2.9
Telecommunication Services	2.9
Short-Term Investments	10.5
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   3

Quantitative Large Cap Core Fund

 Annual Performance1,2

	October 31, 2008		September 30, 2008*
		Since Inception		Since Inception
	1 year	7/31/2007	1 year	7/31/2007

Average annual return with sales charge (POP)
Class A	(40.55)%	(29.86)%	(27.18)%	(19.75)%

Class C	(38.19)%	(27.18)%	(24.29)%	(16.38)%

Average annual return without sales charge (NAV)
Class A	(37.08)%	(26.61)%	(22.95)%	(15.75)%

Class C	(37.58)%	(27.18)%	(23.53)%	(16.38)%

Class R	(37.22)%	(26.79)%	(23.11)%	(15.93)%

Class Y	(36.93)%	(26.45)%	(22.77)%	(15.57)%

S&P 500 Index[3]	(36.10)%	(26.20)%	(21.98)%	(15.50)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class C, Class R, and Class Y shares was 1.40%, 2.15%, 1.65% and 1.15%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses for Class A, Class C, Class R and Class Y shares do not exceed 0.70%, 1.45%, 0.95% and 0.45%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4 as of October 31, 2008

Quantitative Large Cap Core Fund, Class A (NAV)	$6,789

Quantitative Large Cap Core Fund, Class A (POP)	$6,414

S&P 500 Index[3]	$6,836

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 7/31/2007 to 10/31/2008) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

4   First American Funds 2008 Annual Report

Quantitative Large Cap Growth Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the Russell 1000 Growth Index*

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Quantitative Large Cap Growth Fund (the “fund”), Class Y shares, returned -34.27% for the fiscal year ended October 31, 2008 (Class A shares returned -34.41% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned -36.95% for the same period.

How did market conditions affect stock market performance during the fiscal year?
As we entered this fiscal year, financial markets were already severely disrupted. Investors watched the housing and mortgage downturn deteriorate into a broad financial and economic crisis. The floundering housing market caused an uptick in loan delinquencies and more mortgage credit-related losses for financial institutions. The ensuing turmoil tripped up some of the largest mortgage, bank, financial, and insurance companies around the globe.

Despite the failures of high-profile brokerages and significant losses for large banks, overall stock market returns were relatively contained until the failure of Lehman Brothers in September 2008 exposed the sensitivity of the broad market to the financial system. Market volatility soared, liquidity evaporated, and broad equity indices were down sharply by the end of the fiscal period.

In the current capital-constrained environment, corporate and consumer credit, employment growth, corporate earnings, and consumer confidence are likely to weaken further. These issues and potentially others will likely continue creating headwinds for the stock market. However, we believe the domestic markets have already discounted, to a significant degree, the negative economic environment that is likely to prevail in the coming fiscal year.

What worked for the fund and why?
Throughout the fiscal year, we generally stayed below index-level investments in the financial industry, and this approach produced a major positive contribution to performance during the first and second quarters of 2008, although it turned negative in the third quarter, when it appeared briefly that the financial system was stabilizing. Our concern about the financial sector caused us to reduce the portfolio’s sensitivity to broad equity market conditions, and at various times we allowed cash to accumulate in the portfolio. When invested, those monies were put into lower-volatility sectors. Virtually all our style strategies – a tilt away from value stocks and momentum stocks (i.e., those with recent relative strength); emphasis on stocks with lower volatility and higher-quality earnings – were successful. In the middle of the fiscal year, our emphasis on the small-cap end of the benchmark range added value (we de-emphasized that position before the decline in small-cap returns).

What did not work for the fund and why?
As noted above, our efforts to limit the fund’s exposure to financials proved to have a negative effect on performance toward the end of the fiscal year. One of the sectors where we placed more weight to compensate for the defensive position in financials was energy. Energy stocks, however, experienced weak performance as global demand slackened. The disappointing performance from consumer staples – typically a sector where activity does not stall in response to a financial crisis – also had a negative effect.

What strategic moves were made by the fund and why?
Throughout the fiscal year, we re-evaluated the risks in the financial sector, and as they increased, we redeployed assets elsewhere. As credit markets continued to price in high risk levels and economic output remained weak, we shifted even further away from momentum stocks. Additionally, we have shifted our focus from the large-cap end of the benchmark range to the mid-cap end of the range.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

Microsoft	4.0%
Exxon Mobil	2.4
IBM	2.2
Cisco	2.2
Intel	1.8
Hewlett-Packard	1.7
Apple	1.7
Google, Class A	1.7
Abbot Laboratories	1.6
U.S. Treasury Bill, 1.014%, 12/18/2008	1.6

 Sector Allocation as of October 31, 20081 (% of net assets)

Information Technology	29.3%
Healthcare	15.9
Industrials	12.6
Consumer Staples	11.6
Energy	10.3
Consumer Discretionary	6.9
Materials	3.9
Utilities	3.6
Financials	2.5
Telecommunication Services	0.7
Short-Term Investments	2.4
Other Assets and Liabilities, Net[2]	0.3

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   5

Quantitative Large Cap Growth Fund

 Annual Performance1,2

	October 31, 2008		September 30, 2008*
		Since Inception		Since Inception
	1 year	7/31/2007	1 year	7/31/2007

Average annual return with sales charge (POP)
Class A	(38.01)%	(26.24)%	(23.77)%	(16.14)%

Class C	(35.55)%	(23.41)%	(20.73)%	(12.61)%

Average annual return without sales charge (NAV)
Class A	(34.41)%	(22.82)%	(19.34)%	(11.96)%

Class C	(34.91)%	(23.41)%	(19.93)%	(12.61)%

Class R	(34.61)%	(23.04)%	(19.54)%	(12.18)%

Class Y	(34.27)%	(22.66)%	(19.12)%	(11.73)%

Russell 1000 Growth Index[3]	(36.95)%	(25.64)%	(20.88)%	(14.10)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class C, Class R, and Class Y shares was 4.70%, 5.45%, 4.95%, 4.45%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses for Class A, Class C, Class R and Class Y shares do not exceed 0.70%, 1.45%, 0.95%, and 0.45%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4 as of October 31, 2008

Class A

Quantitative Large Cap Growth Fund, Class A (NAV)	$7,230

Quantitative Large Cap Growth Fund, Class A (POP)	$6,831

Russell 1000 Growth Index[3]	$6,900

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 7/31/2007 to 10/31/2008) as compared to the Russell 1000 Growth Index3.

Class A

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged growth index that tracks the performance of companies within the Russell 1000 Index with greater-than-average growth orientation.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

6   First American Funds 2008 Annual Report

Quantitative Large Cap Value Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the Russell 1000 Value Index*

How did the fund perform for the fiscal year ended October 31, 2008?
The First American Quantitative Large Cap Value Fund (the “fund”), Class Y shares, returned -34.63% for the fiscal year ended October 31, 2008 (Class A shares returned -34.79% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned -36.80% for the same period.

How did market conditions affect stock market performance during the fiscal year?
As we entered this fiscal year, financial markets were already severely disrupted. Investors watched the housing and mortgage downturn deteriorate into a broad financial and economic crisis. The floundering housing market caused an uptick in loan delinquencies and more mortgage credit-related losses for financial institutions. The ensuing turmoil tripped up some of the largest mortgage, bank, financial, and insurance companies around the globe.

Despite the failures of high-profile brokerages and significant losses for large banks, overall stock market returns were relatively contained until the failure of Lehman Brothers in September 2008 exposed the sensitivity of the broad market to the financial system. Market volatility soared, liquidity evaporated, and broad equity indices were down sharply by the end of the fiscal period.

In the current capital-constrained environment, corporate and consumer credit, employment growth, corporate earnings, and consumer confidence are likely to weaken further. These issues and potentially others will likely continue creating headwinds for the stock market. However, we believe the domestic markets have already discounted, to a significant degree, the negative economic environment that is likely to prevail in the coming fiscal year.

What worked for the fund and why?
Throughout the fiscal year, we generally stayed below index-level investments in the financial industry, and this approach produced a major positive contribution to performance during the first and second quarters of 2008, although it turned negative in the third quarter, when it appeared briefly that the financial system was stabilizing. Our concern about the financial sector caused us to reduce the portfolio’s sensitivity to broad equity market conditions, and at various times we allowed cash to accumulate in the portfolio. When invested, those monies were put into lower-volatility sectors. Virtually all our style strategies – a tilt away from value stocks and momentum stocks (i.e., those with recent relative strength); emphasis on stocks with lower volatility and higher-quality earnings – were successful. In the middle of the fiscal year, our emphasis on the small-cap end of the benchmark range added value (we de-emphasized that position before the decline in small-cap returns).

What did not work for the fund and why?
As noted above, our efforts to limit the fund’s exposure to financials proved to have a negative effect on performance toward the end of the fiscal year. One of the sectors where we placed more weight to compensate for the defensive position in financials was energy. Energy stocks, however, experienced weak performance as global demand slackened. The disappointing performance from consumer staples – typically a sector where activity does not stall in response to a financial crisis – also had a negative effect.

What strategic moves were made by the fund and why?
Throughout the fiscal year, we re-evaluated the risks in the financial sector, and as they increased, we redeployed assets elsewhere. As credit markets continued to price in high risk levels and economic output remained weak, we shifted even further away from momentum stocks. Additionally, we have shifted our focus from the large-cap end of the benchmark range to the mid-cap end of the range.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20081 (% of net assets)

First American Prime Obligations Fund, Class Z	10.9%
Exxon Mobil	6.6
Chevron	3.4
General Electric	3.1
AT&T	2.9
Pfizer	2.7
Johnson & Johnson	2.6
JPMorgan Chase	2.1
Procter & Gamble	2.0
Bank of America	1.8

 Sector Allocation as of October 31, 20081 (% of net assets)

Financials	18.4%
Energy	14.8
Healthcare	13.1
Industrials	9.5
Utilities	6.4
Consumer Discretionary	6.2
Consumer Staples	6.1
Telecommunication Services	5.1
Information Technology	4.5
Materials	3.1
Short-Term Investments	12.3
Other Assets and Liabilities, Net[2]	0.5

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2008 Annual Report   7

Quantitative Large Cap Value Fund

 Annual Performance1,2

	October 31, 2008		September 30, 2008*
		Since Inception		Since Inception
	1 year	7/31/2007	1 year	7/31/2007

Average annual return with sales charge (POP)
Class A	(38.36)%	(28.59)%	(26.26)%	(19.05)%

Class C	(35.89)%	(25.83)%	(23.31)%	(15.65)%

Average annual return without sales charge (NAV)
Class A	(34.79)%	(25.28)%	(21.96)%	(15.02)%

Class C	(35.25)%	(25.83)%	(22.56)%	(15.65)%

Class R	(34.94)%	(25.45)%	(22.14)%	(15.22)%

Class Y	(34.63)%	(25.10)%	(21.76)%	(14.81)%

Russell 1000 Value Index[3]	(36.80)%	(28.14)%	(23.56)%	(17.44)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class C, Class R, and Class Y shares was 4.73%, 5.48%, 4.98%, and 4.48%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2009 so that total annual fund operating expenses for Class A, Class C, Class R and Class Y shares do not exceed 0.70%, 1.45%, 0.95%, and 0.45%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4 as of October 31, 2008

Class A

Quantitative Large Cap Value Fund, Class A (NAV)	$6,942

Quantitative Large Cap Value Fund, Class A (POP)	$6,559

Russell 1000 Value Index[3]	$6,611

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 7/31/2007 to 10/31/2008) as compared to the Russell 1000 Value Total Index3.

Class A

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that tracks the performance of companies within the Russell 1000 Index with a greater-than-average value orientation.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

8   First American Funds 2008 Annual Report

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Quantitative Large Cap Core Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$698.70	$2.99

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

Class C Actual[2]	$1,000.00	$695.70	$6.18

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

Class R Actual[2]	$1,000.00	$697.80	$3.84

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57

Class Y Actual[2]	$1,000.00	$699.50	$1.92

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.70%, 1.45%, 0.90%, and 0.45% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -30.13%, -30.43%, -30.22%, and -30.05% for Class A, Class C, Class R, and Class Y, respectively.

First American Funds 2008 Annual Report   9

Expense Examples

 Quantitative Large Cap Growth Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[2]	$1,000.00	$721.10	$2.99

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51

Class C Actual[2]	$1,000.00	$718.20	$6.22

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.30

Class R Actual[2]	$1,000.00	$719.90	$4.06

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77

Class Y Actual[2]	$1,000.00	$721.70	$1.90

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$2.24

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.69%, 1.44%, 0.94%, and 0.44% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2008 of -27.89%, -28.18%, -28.01%, and -27.83% for Class A, Class C, Class R, and Class Y, respectively.

 Quantitative Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/08 to
	Value (5/01/08)	Value (10/31/08)	10/31/08)

Class A Actual[4]	$1,000.00	$712.30	$2.97

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51

Class C Actual[4]	$1,000.00	$709.80	$6.19

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.30

Class R Actual[4]	$1,000.00	$711.70	$4.00

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72

Class Y Actual[4]	$1,000.00	$713.20	$1.89

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$2.24

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.69%, 1.44%, 0.93%, and 0.44% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2008 of -28.77%, -29.02%, -28.83%, and -28.68% for Class A, Class C, Class R, and Class Y, respectively.

10   First American Funds 2008 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Quantitative Large Cap Core, Quantitative Large Cap Growth, and Quantitative Large Cap Value Funds (series of First American Investment Funds, Inc.) (the “funds”) as of October 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 19, 2008

First American Funds 2008 Annual Report   11

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 89.4%
Consumer Discretionary – 7.2%
Abercrombie & Fitch, Class A ▼	3,868	$112
Amazon.com ▼ ●	1,786	102
Apollo Group, Class A ▼ ●	3,206	223
AutoNation ▼ ●	5,572	38
Bed Bath & Beyond ▼ ●	4,536	117
Best Buy ▼	1,454	39
Carnival ▼	12,149	309
Coach ▼ ●	6,707	138
Expedia ●	10,381	99
Family Dollar Stores ▼	2,910	78
Fortune Brands	2,475	94
Gap ▼	5,253	68
Harley-Davidson ▼	1,887	46
Harman International Industries	4,200	77
Home Depot ▼	7,627	180
International Game Technology	8,764	123
J.C. Penney ▼	2,668	64
Johnson Controls	2,393	42
Kohl’s ▼ ●	796	28
Limited Brands ▼	2,465	30
Lowe’s ▼	15,120	328
Marriott International, Class A	789	16
Mattel	15,402	231
McDonald’s	3,299	191
McGraw-Hill ▼	6,526	175
Newell Rubbermaid	13,624	187
News, Class A ▼	38,119	406
Nike, Class B ▼	5,352	308
Nordstrom ▼	693	13
Office Depot ●	26,551	96
Omnicom Group	9,706	287
RadioShack ▼	1,972	25
Scripps Networks Interactive, Class A ▼	1,128	32
Sherwin-Williams ▼	1,791	102
Snap-On	2,786	103
Stanley Works ▼	4,618	151
Staples ▼	9,270	180
Starbucks ▼ ●	10,280	135
Target ▼	1,262	51
Tiffany & Company ▼	1,692	46
Time Warner	15,404	155
TJX	3,590	96
VF	4,262	235
Viacom, Class B ▼ ●	19,775	400
Walt Disney ▼	10,111	262
Washington Post, Class B	287	123
Wyndham Worldwide ▼	10,518	86

		6,427

Consumer Staples – 10.0%
Altria Group	34,248	657
Archer-Daniels-Midland ▼	10,805	224
Avon Products ▼	1,720	43
Brown-Forman, Class B	6,114	278
Campbell Soup	1,036	39
Coca-Cola	16,331	720
Colgate-Palmolive	2,507	157
ConAgra Foods ▼	7,859	137
Costco Wholesale ▼	2,306	131
CVS Caremark	4,987	153
Dr. Pepper Snapple Group ▼ ●	936	21
Estee Lauder, Class A ▼	479	17
Kimberly-Clark	4,610	283
Kraft Foods, Class A	10,008	292
Kroger ▼	5,191	143
Lorillard	3,364	222
McCormick ▼	6,818	229
Molson Coors Brewing, Class B	2,455	92
Pepsi Bottling Group	5,142	119
PepsiCo	12,783	729
Philip Morris International	13,157	572
Procter & Gamble	24,408	1,575
Safeway	6,529	139
Sara Lee	10,183	114
Sysco	17,454	457
Tyson Foods, Class A	1,165	10
Walgreen ▼	17,597	448
Wal-Mart Stores ▼	14,512	810
Whole Foods Market ▼	8,533	91

		8,902

Energy – 13.0%
Apache	3,410	281
Baker Hughes ▼	8,729	305
BJ Services	15,357	197
Chevron	27,680	2,065
ConocoPhillips ▼	18,502	962
CONSOL Energy ▼	544	17
Devon Energy	1,020	82
ENSCO International ▼	3,039	116
EOG Resources	649	53
Exxon Mobil	58,818	4,360
Halliburton	8,097	160
Hess	1,679	101
Marathon Oil	12,665	369
Murphy Oil ▼	4,961	251
Nabors Industries ●	3,030	44
National-Oilwell Varco ▼ ●	5,311	159
Noble	9,202	296
Noble Energy	1,327	69
Occidental Petroleum	8,953	497
Rowan	2,893	53
Schlumberger ▼	10,889	562
Smith International ▼	1,021	35
Spectra Energy ▼	10,348	200
Sunoco ▼	4,880	149
Tesoro ▼	3,006	29
Valero Energy	9,102	187
Weatherford International ▼ ●	2,748	46

		11,645

Financials – 9.0%
Allstate	3,901	103
American International Group ▼	59,701	114
Ameriprise Financial	9,762	211
Bank of America	38,648	934
Bank of New York Mellon	15,675	511
Charles Schwab	8,177	156
Chubb	1,409	73
Cincinnati Financial ▼	10,620	276
Citigroup	6,581	90
CME Group ▼	555	157
Discover Financial Services	1,546	19
Federated Investors, Class B ▼	4,086	99
Fifth Third Bancorp ▼	13,615	148
Franklin Resources	3,389	230
Genworth Financial, Class A	18,601	90
Goldman Sachs Group ▼	1,011	94
Hartford Financial Services Group	14,993	155
Huntington Bancshares ▼	9,712	92

The accompanying notes are an integral part of the financial statements.

12   First American Funds 2008 Annual Report

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	VALUE

IntercontinentalExchange ●	379	$32
Invesco	3,564	53
JPMorgan Chase	23,834	983
Lincoln National ▼	7,970	137
Loew’s	7,316	243
National City	19,629	53
Northern Trust	4,498	253
NYSE Euronext	4,826	146
PNC Financial Services Group	642	43
Principal Financial Group	13,475	256
Progressive ▼	5,459	78
Prudential Financial ▼	4,569	137
Regions Financial ▼	13,554	150
State Street	5,730	248
SunTrust Banks ▼	4,106	165
T. Rowe Price Group ▼	4,628	183
Torchmark ▼	4,513	189
Travelers	6,394	272
Wachovia ▼	33,606	215
Wells Fargo ▼	16,246	553
XL Capital, Class A ▼	7,286	71
Zions Bancorporation ▼	349	13

		8,025

Healthcare – 14.3%
Abbott Laboratories	13,047	720
Aetna ▼	10,081	251
Allergan	559	22
AmerisourceBergen	3,914	122
Amgen ▼ ●	9,618	576
Applied Biosystems	2,086	64
Baxter International	4,251	257
Becton, Dickinson & Company	9,065	629
Bristol-Myers Squibb	28,436	584
C.R. Bard	2,969	262
Cardinal Health	6,147	235
CIGNA	7,961	130
Coventry Health Care ▼ ●	5,008	66
Eli Lilly ▼	19,140	647
Forest Laboratories ●	11,023	256
Hospira ▼ ●	48	1
Humana ●	3,356	99
Intuitive Surgical ●	114	20
Johnson & Johnson	32,071	1,967
King Pharmaceuticals ●	5,970	53
McKesson	2,008	74
Medco Health Solutions ●	510	19
Medtronic	14,012	565
Merck	32,168	996
Patterson Companies ▼ ●	5,738	145
PerkinElmer	8,125	146
Pfizer	98,899	1,752
Schering-Plough	6,298	91
St. Jude Medical ●	3,145	120
Stryker	6,649	356
Thermo Fisher Scientific ●	1,834	75
UnitedHealth Group ▼	16,526	392
Varian Medical Systems ▼ ●	2,753	125
WellPoint ●	7,126	277
Wyeth	13,391	431
Zimmer Holdings ▼ ●	5,888	273

		12,798

Industrials – 10.5%
3M	14,267	917
Avery Dennison ▼	671	24
Boeing ▼	11,984	626
C.H. Robinson Worldwide ▼	437	23
Caterpillar	191	7
Cintas ▼	14,142	335
Cooper Industries, Class A	8,519	264
Cummins	1,070	28
Danaher ▼	1,522	90
Deere & Company	451	17
Dover	4,888	155
Eaton	3,428	153
Emerson Electric	10,762	352
Expeditors International of Washington	2,543	83
FedEx	611	40
Fluor	1,509	60
General Dynamics ▼	6,945	419
General Electric	78,352	1,529
Goodrich	4,351	159
Honeywell International	8,527	260
Illinois Tool Works ▼	17,456	583
Ingersoll-Rand, Class A	6,518	120
ITT	1,890	84
Lockheed Martin	1,581	135
Manitowoc ▼	7,089	70
Monster Worldwide ▼ ●	9,071	129
Northrop Grumman	3,306	155
Pall	2,007	53
Parker Hannifin	4,754	184
Precision Castparts	2,731	177
Raytheon	1,685	86
Robert Half International ▼	8,375	158
Rockwell Automation ▼	6,664	184
Rockwell Collins ▼	13,065	487
Terex ▼ ●	3,004	50
Textron	3,227	57
Union Pacific	1,006	67
United Parcel Service, Class B ▼	6,153	325
United Technologies ▼	10,618	584
W.W. Grainger	855	67
Waste Management ▼	1,758	55

		9,351

Information Technology – 16.0%
Adobe Systems ●	5,245	140
Akamai Technologies ▼ ●	1,466	21
Analog Devices	2,474	53
Apple ▼ ●	6,303	678
Applied Materials ▼	15,868	205
Autodesk ▼ ●	6,368	136
Automatic Data Processing	26,008	909
BMC Software ●	6,254	161
Broadcom, Class A ●	2,533	43
Cisco Systems ●	59,977	1,066
Citrix Systems ●	7,203	186
Cognizant Technology Solutions, Class A ●	8,512	163
Computer Sciences ●	9,450	285
Compuware ●	16,531	105
Convergys ●	14,760	114
Corning ▼	1,655	18
Dell ●	25,419	309
eBay ●	17,339	265
Electronic Arts ●	2,925	67
EMC ●	26,558	313
Google, Class A ●	2,191	787
Harris	801	29
Hewlett-Packard	19,493	746
IBM	9,702	902

First American Funds 2008 Annual Report   13

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	VALUE

Intel ▼	64,282	$1,029
Intuit ▼ ●	6,600	165
Jabil Circuit	8,100	68
Lexmark International, Class A ▼ ●	1,279	33
MEMC Electronic Materials ●	4,091	75
Microsoft	88,614	1,979
Molex	13,893	200
Motorola	29,576	159
NetApp ▼ ●	5,567	75
NVIDIA ●	7,019	61
Oracle ●	41,220	754
Paychex ▼	10,361	296
QLogic ●	3,844	46
QUALCOMM	14,295	547
Symantec ●	3,915	49
Tellabs ●	12,052	51
Teradata ●	6,665	103
Texas Instruments	22,160	433
Total System Services	16,369	225
Tyco Electronics ▼	5,996	117
Waters ▼ ●	1,413	62
Xerox ▼	8,251	66

		14,294

Materials – 2.9%
Air Products and Chemicals	3,861	224
Alcoa ▼	7,815	90
Allegheny Technologies ▼	6,015	160
Ashland ▼	5,293	120
Bemis ▼	6,948	173
Dow Chemical ▼	12,370	330
E.I. Du Pont de Nemours ▼	12,620	404
Ecolab	1,425	53
Freeport-McMoRan Copper & Gold ▼	1,974	57
Monsanto ▼	2,303	205
Nucor	7,303	296
PPG Industries ▼	5,191	257
Praxair	2,597	169
Sigma-Aldrich ▼	1,231	54
Titanium Metals ▼	2,721	25
United States Steel ▼	707	26

		2,643

Telecommunication Services – 2.9%
AT&T	57,651	1,543
CenturyTel	2,688	68
Verizon Communications	34,367	1,020

		2,631

Utilities – 3.6%
Consolidated Edison	2,041	88
Constellation Energy	4,719	114
Dominion Resources ▼	3,368	122
DTE Energy	749	27
Duke Energy	10,146	166
Edison International	2,161	77
FPL Group	4,641	219
Integrys Energy Group	7,914	377
Nicor ▼	7,943	367
NiSource	17,732	230
Pepco Holdings	1,965	41
PG&E	5,872	215
Public Service Enterprise Group	4,470	126
Questar	12,675	437
Sempra Energy	9,144	390
Southern ▼	1,317	45
Xcel Energy	9,356	163

		3,204

Total Common Stocks
(Cost $101,507)		79,920

Short-Term Investments – 10.5%
Money Market Fund – 9.3%
First American Prime Obligations Fund, Class Z Å	8,265,988	8,266

U.S. Treasury Obligation – 1.2%
U.S. Treasury Bill ☐
1.761%, 12/18/2008	$1,100	1,097

Total Short-Term Investments
(Cost $9,363)		9,363

Investment Purchased with Proceeds from Securities Lending – 21.9%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $19,563)	19,563,263	19,563

Total Investments – 121.8%
(Cost $130,433)		108,846

Other Assets and Liabilities, Net – (21.8)%		(19,445)

Total Net Assets – 100.0%		$89,401

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $19,282 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2008. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P 500 Futures	20	$4,837	December 2008	$124

The accompanying notes are an integral part of the financial statements.

14   First American Funds 2008 Annual Report

Quantitative Large Cap Growth Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.3%
Consumer Discretionary – 6.9%
Abercrombie & Fitch, Class A ▼	849	$25
Amazon.com ▼ ●	1,013	58
American Eagle Outfitters ▼	954	11
AnnTaylor Stores ●	246	3
Apollo Group, Class A ▼ ●	851	59
Bed Bath & Beyond ▼ ●	1,181	30
Best Buy ▼	552	15
Carnival ▼	1,157	29
Chipotle Mexican Grill, Class A ▼ ●	130	7
Coach ▼ ●	2,016	41
CTC Media ●	1,156	9
DeVry	416	24
Dollar Tree ▼ ●	630	24
DreamWorks Animation, Class A ●	333	9
Expedia ●	1,352	13
Gap ▼	280	4
Garmin ▼	1,436	32
Harley-Davidson ▼	279	7
Harman International Industries	660	12
Hillenbrand	735	14
International Game Technology	1,958	27
International Speedway, Class A	1,757	55
Interval Leisure Group ●	1,408	10
Johnson Controls	224	4
Kohl’s ▼ ●	318	11
Liberty Media Entertainment, Series A ▼ ●	1,227	20
Limited Brands ▼	277	3
Lowe’s ▼	402	9
Mattel	1,537	23
McDonald’s	1,344	78
McGraw-Hill ▼	1,115	30
Newell Rubbermaid	300	4
News, Class A ▼	4,634	49
Nike, Class B ▼	1,433	83
Office Depot ●	2,002	7
Omnicom Group	2,405	71
O’Reilly Automotive ▼ ●	741	20
PetSmart ▼	460	9
Phillips-Van Heusen	298	7
Priceline.com ●	77	4
RadioShack	35	—
Ross Stores ▼	481	16
Sherwin-Williams ▼	858	49
Signet Jewelers ▼	1,644	17
Snap-On	299	11
Stanley Works ▼	278	9
Staples ▼	1,690	33
Starbucks ▼ ●	2,740	36
Strayer Education	48	11
Target ▼	1,368	55
Tiffany & Company ▼	260	7
Tim Hortons	1,001	25
TJX	1,652	44
VF	438	24
Viacom, Class B ▼ ●	4,122	83
Williams-Sonoma ▼	555	5
Wyndham Worldwide ▼	920	8

		1,383

Consumer Staples – 11.6%
Alberto-Culver	938	24
Altria Group	6,521	125
Archer-Daniels-Midland ▼	608	13
Avon Products ▼	645	16
Brown-Forman, Class B	1,576	72
Campbell Soup	31	1
Coca-Cola	5,541	244
Colgate-Palmolive	1,501	94
Corn Products International	460	11
Costco Wholesale ▼	1,362	78
CVS Caremark	1,199	37
Estee Lauder, Class A ▼	40	2
Hansen Natural ▼ ●	305	8
Hormel Foods	2,101	59
Kimberly-Clark	411	25
Kroger ▼	411	11
Lorillard	839	55
McCormick ▼	720	24
Molson Coors Brewing, Class B	55	2
NBTY ●	562	13
Pepsi Bottling Group	226	5
PepsiAmericas	1,623	31
PepsiCo	5,253	300
Philip Morris International	6,462	281
Procter & Gamble	3,227	208
Safeway	103	2
Sysco	4,551	119
Walgreen ▼	4,800	122
Wal-Mart Stores ▼	5,709	319
Whole Foods Market ▼	1,866	20

		2,321

Energy – 10.3%
Apache ▼	77	6
Arch Coal ▼	257	6
Atwood Oceanics ●	556	15
Baker Hughes ▼	2,295	80
BJ Services	2,088	27
Chevron	1,920	143
CNX Gas ●	1,290	33
ConocoPhillips ▼	929	48
CONSOL Energy ▼	358	11
Denbury Resources ▼ ●	26	—
Diamond Offshore Drilling ▼	446	40
Dresser-Rand Group ▼ ●	883	20
ENSCO International ▼	1,137	43
EOG Resources	201	16
Exxon Mobil	6,359	471
FMC Technologies ▼ ●	768	27
Frontier Oil	2,609	35
Global Industries ▼ ●	1,648	4
Halliburton ▼	3,425	68
Helmerich & Payne ▼	296	10
Hess	772	47
Holly	1,064	21
Marathon Oil	1,372	40
Murphy Oil ▼	1,721	87
National-Oilwell Varco ▼ ●	2,084	62
Noble	2,403	78
Noble Energy	18	1
Occidental Petroleum	3,563	198
Oceaneering International ▼ ●	290	8
Oil States International ●	655	15
Patterson-UTI Energy ▼	2,563	34
Peabody Energy ▼	149	5
Rowan ▼	296	5
Schlumberger ▼	4,630	239
Smith International ▼	181	6
Spectra Energy ▼	98	2
Sunoco ▼	1,120	34

First American Funds 2008 Annual Report   15

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Quantitative Large Cap Growth Fund (continued)
DESCRIPTION	SHARES	VALUE

TETRA Technologies ●	448	$3
Tidewater ▼	197	9
Unit ▼ ●	688	26
Valero Energy	809	17
Weatherford International ●	1,675	28

		2,068

Financials – 2.5%
American National Insurance	201	14
Ameriprise Financial	556	12
Charles Schwab	3,033	58
CME Group ▼	127	36
Erie Indemnity	1,482	55
Federated Investors, Class B ▼	183	4
Franklin Resources	406	28
Hartford Financial Services Group	1,195	12
IntercontinentalExchange ●	167	14
NYSE Euronext	625	19
Principal Financial Group	1,138	22
Protective Life	2,718	23
SEI Investments	1,815	32
StanCorp Financial Group	287	10
State Street	517	22
T. Rowe Price Group ▼	1,163	46
TD Ameritrade ●	2,194	29
Transatlantic Holdings	1,481	64

		500

Healthcare – 15.9%
Abbott Laboratories	5,878	324
Aetna ▼	2,636	66
Allergan	844	33
AmerisourceBergen	672	21
Amgen ▼ ●	218	13
Applied Biosystems	454	14
Baxter International	2,237	135
Beckman Coulter	432	22
Becton, Dickinson & Company	2,636	183
Biogen Idec ●	137	6
Bristol-Myers Squibb	8,490	174
C.R. Bard	905	80
Cardinal Health ▼	1,577	60
Cerner ▼ ●	638	24
Charles River Laboratories International ▼ ●	112	4
CIGNA	1,038	17
Coventry Health Care ●	453	6
DENTSPLY International ▼	1,487	45
Edwards Lifesciences ▼ ●	188	10
Eli Lilly ▼	2,751	93
Endo Pharmaceuticals Holdings ▼ ●	3,429	63
Forest Laboratories ●	2,094	49
Genentech ▼ ●	1,729	143
Gen-Probe ●	797	38
Genzyme ▼ ●	384	28
Gilead Sciences ▼ ●	1,069	49
Henry Schein ▼ ●	1,137	53
Humana ●	545	16
IDEXX Laboratories ▼ ●	1,086	38
Intuitive Surgical ●	70	12
Johnson & Johnson	4,084	251
Kinetic Concepts ▼ ●	1,447	35
King Pharmaceuticals ●	355	3
McKesson	752	28
Medco Health Solutions ●	919	35
Medtronic	4,989	201
Merck	5,246	162
Patterson Companies ▼ ●	1,370	35
Pediatrix Medical Group ▼ ●	242	9
PerkinElmer	1,228	22
Pfizer	6,390	113
Pharmaceutical Product Development ▼	132	4
Resmed ▼ ●	85	3
Schering-Plough	3,846	56
St. Jude Medical ●	1,454	55
Stryker	2,297	123
Techne ●	474	33
UnitedHealth Group ▼	2,806	67
Varian Medical Systems ▼ ●	566	26
WellCare Health Plans ●	23	1
WellPoint ●	592	23
Wyeth	157	5
Zimmer Holdings ▼ ●	1,548	72

		3,181

Industrials – 12.6%
3M ▼	4,363	281
AMETEK	134	4
BE Aerospace ●	2,028	26
Boeing ▼	3,929	205
Brinks	443	22
Burlington Northern Santa Fe	73	7
C.H. Robinson Worldwide ▼	399	21
Career Education ●	1,410	22
Carlisle Companies	1,272	30
Caterpillar ▼	483	18
Cintas	1,519	36
Cooper Industries, Class A	1,295	40
Copart ▼ ●	1,337	47
Corporate Executive Board	1,311	39
CSX	133	6
Cummins	474	12
Danaher ▼	683	40
Deere & Company	828	32
Donaldson ▼	260	9
Dover	1,450	46
Eaton	548	24
Emerson Electric	3,779	124
Expeditors International of Washington	959	31
Fluor	429	17
Gardner Denver ●	156	4
General Dynamics	800	48
Goodrich	864	32
Harsco ▼	1,865	44
Honeywell International	3,101	94
Hubbell, Class B ▼	2,845	102
IDEX	205	5
IHS, Class A ●	308	11
Illinois Tool Works ▼	2,898	97
Ingersoll-Rand, Class A ▼	667	12
ITT ▼	249	11
ITT Educational Services ●	120	11
Joy Global ▼	340	10
Kennametal	642	14
Lennox International ▼	165	5
Lincoln Electric Holdings ▼	914	39
Lockheed Martin	949	81
Manitowoc ▼	1,582	16
Manpower ▼	704	22
Monster Worldwide ▼ ●	1,806	26
MSC Industrial Direct, Class A	85	3
Northrop Grumman	135	6
Pall	199	5

The accompanying notes are an integral part of the financial statements.

16   First American Funds 2008 Annual Report

Quantitative Large Cap Growth Fund (continued)
DESCRIPTION	SHARES	VALUE

Parker Hannifin	1,239	$48
Precision Castparts	933	61
Republic Services	1,233	29
Robert Half International ▼	1,276	24
Rockwell Automation ▼	1,884	52
Rockwell Collins ▼	3,317	124
Spirit AeroSystems Holdings, Class A ●	296	5
Terex ▼ ●	137	2
Textron	287	5
Thomas & Betts ●	390	9
Timken ▼	1,396	22
Union Pacific	800	53
United Parcel Service, Class B ▼	1,695	90
United Technologies ▼	2,445	134
W.W. Grainger	470	37
WESCO International ▼ ●	10	—

		2,532

Information Technology ⊳ – 29.3%
Accenture, Class A	2,884	95
Activision Blizzard ●	2,553	32
Adobe Systems ●	2,395	64
Akamai Technologies ▼ ●	428	6
Altera ▼	43	1
Amdocs ●	2,065	47
Analog Devices	1,166	25
Apple ▼ ●	3,197	344
Applied Materials ▼	6,351	82
Arrow Electronics ●	960	17
Atmel ▼ ●	796	3
Autodesk ▼ ●	1,951	42
Automatic Data Processing	6,656	233
Avnet ●	892	15
AVX	3,045	27
BMC Software ●	1,604	41
Broadcom, Class A ●	1,774	30
Cisco Systems ●	24,664	438
Citrix Systems ▼ ●	1,961	50
Cognizant Technology Solutions, Class A ●	2,449	47
Computer Sciences ●	1,445	44
Compuware ●	4,192	27
Convergys ●	2,679	21
Corning ▼	3,149	34
Dell ●	9,536	116
Dolby Laboratories, Class A ●	60	2
DST Systems ▼ ●	349	14
eBay ●	6,205	95
Electronic Arts ●	1,190	27
EMC ●	7,105	84
F5 Networks ▼ ●	240	6
FactSet Research Systems ▼	354	14
Genpact Limited ●	2,067	16
Global Payments	572	23
Google, Class A ●	949	341
Harris	752	27
Hewlett-Packard	9,093	348
IBM	4,732	440
Ingram Micro, Class A ●	477	6
Integrated Device Technology ●	721	5
Intel ▼	22,049	353
Intersil, Class A	996	14
Intuit ▼ ●	1,547	39
Jabil Circuit	780	7
Juniper Networks ●	372	7
Marvell Technology Group ●	870	6
MasterCard, Class A ▼	18	3
McAfee ●	872	28
MEMC Electronic Materials ●	1,344	25
Mettler-Toledo International ●	281	21
Microsoft	36,208	808
Molex	2,530	36
National Instruments ▼	1,440	37
NCR ▼ ●	859	16
NetApp ▼ ●	1,999	27
NVIDIA ●	1,101	10
Oracle ●	16,236	297
Paychex ▼	3,098	88
QLogic ●	371	4
QUALCOMM	6,483	248
Red Hat ▼ ●	97	1
Sohu.com ▼ ●	182	10
Synopsys ●	2,699	49
Teradata ●	1,639	25
Texas Instruments	7,170	140
Total System Services	3,274	45
Trimble Navigation ▼ ●	1,393	29
Varian Semiconductor Equipment Associates ●	732	14
Visa, Class A ▼	285	16
VMware, Class A ●	142	4
Waters ▼ ●	354	15
Western Digital ▼ ●	832	14
Yahoo! ▼ ●	6,382	82
Zebra Technologies, Class A ▼ ●	1,663	34

		5,881

Materials – 3.9%
Air Products and Chemicals ▼	1,099	64
Albemarle	843	21
Alcoa ▼	1,243	14
Allegheny Technologies ▼	1,368	36
AptarGroup	393	12
Ashland ▼	609	14
Cabot Microelectronics ▼	450	12
Carpenter Technology ▼	1,644	30
CF Industries Holdings ▼	223	14
Cliffs Natural Resources ▼	533	14
Commercial Metals	2,591	29
Cytec Industries ▼	550	16
Dow Chemical ▼	230	6
E.I. Du Pont de Nemours ▼	293	9
Ecolab	969	36
FMC ▼	211	9
Intrepid Potash ▼ ●	662	14
Lubrizol ▼	480	18
Monsanto ▼	1,499	133
Mosaic ▼	372	15
Nucor	1,022	41
PPG Industries ▼	836	41
Praxair	1,092	71
Reliance Steel & Aluminum ▼	662	17
Schnitzer Steel Industries, Class A ▼	438	12
Scotts Miracle-Gro, Class A ▼	35	1
Sigma-Aldrich ▼	459	20
Sonoco Products	116	3
Southern Copper	1,923	28
Steel Dynamics ▼	638	8
Titanium Metals ▼	815	8
United States Steel ▼	336	12
Valspar ▼	368	8

		786

First American Funds 2008 Annual Report   17

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Quantitative Large Cap Growth Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

Telecommunication Services – 0.7%
NeuStar, Class A ▼ ●	883	$17
NII Holdings ●	447	11
Telephone & Data Systems	331	9
U.S. Cellular ●	1,582	61
Verizon Communications	1,236	37

		135

Utilities – 3.6%
AGL Resources ▼	2,412	73
Alliant Energy ▼	2,671	78
Aqua America ▼	2,404	43
Constellation Energy	704	17
Energen	1,683	57
Equitable Resources ▼	1,078	37
Integrys Energy Group	461	22
National Fuel Gas ▼	1,926	70
NSTAR	514	17
OGE Energy	1,446	40
Questar	2,956	102
SCANA	662	22
Sempra Energy	593	25
UGI	3,272	78
Vectren	1,652	42

		723

Total Common Stocks
(Cost $24,004)		19,510

Short-Term Investments – 2.4%
Money Market Fund – 0.8%
First American Prime Obligations Fund, Class Z Å	162,655	163

U.S. Treasury Obligation – 1.6%
U.S. Treasury Bill
1.014%, 12/18/2008	$320	319

Total Short-Term Investments
(Cost $482)		482

Investment Purchased with Proceeds from Securities Lending – 28.5%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $5,705)	5,705,274	5,705

Total Investments – 128.2%
(Cost $30,191)		25,697

Other Assets and Liabilities, Net – (28.2)%		(5,651)

Total Net Assets – 100.0%		$20,046

Quantitative Large Cap Growth Fund (concluded)

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a market value of $5,622 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18   First American Funds 2008 Annual Report

Quantitative Large Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 87.2%
Consumer Discretionary – 6.2%
Abercrombie & Fitch, Class A ▼	494	$14
American Eagle Outfitters ▼	476	5
AnnTaylor Stores ▼ ●	669	8
Apollo Group, Class A ▼ ●	216	15
AutoNation ▼ ●	702	5
Barnes & Noble ▼	335	6
Bed Bath & Beyond ▼ ●	634	16
Carnival ▼	2,014	51
Coach ▼ ●	456	9
DeVry	23	1
Dollar Tree ▼ ●	148	6
Expedia ●	2,038	19
Family Dollar Stores	108	3
Fortune Brands	266	10
Gannett ▼	333	4
Gap ▼	510	7
Garmin ▼ ●	820	18
Harley-Davidson	177	4
Harman International Industries	695	13
Hillenbrand	365	7
Home Depot ▼	2,850	67
International Game Technology	947	13
International Speedway, Class A	1,380	43
Interval Leisure Group ●	1,480	11
J.C. Penney ▼	510	12
Johnson Controls	321	6
Liberty Media Interactive, Class A ▼ ●	138	1
Limited Brands ▼	79	1
Lowe’s ▼	4,107	89
Mattel	2,208	33
McGraw-Hill ▼	1,123	30
Meredith ▼	328	6
Newell Rubbermaid	2,132	29
News, Class A ▼	6,473	69
Nike, Class B ▼	133	8
Office Depot ●	6,610	24
Omnicom Group	954	28
O’Reilly Automotive ▼ ●	747	20
Phillips-Van Heusen ▼	30	1
RadioShack	169	2
Royal Caribbean Cruises ▼	658	9
Sherwin-Williams ▼	194	11
Signet Jewelers Limited	1,884	19
Snap-On	78	3
Stanley Works ▼	183	6
Staples ▼	334	7
Starbucks ▼ ●	503	7
Ticketmaster ●	354	4
Time Warner	5,294	54
VF	523	29
Viacom, Class B ▼ ●	2,077	42
Walt Disney ▼	3,221	84
Washington Post, Class B	49	21
Williams-Sonoma ▼	1,153	10
Wyndham Worldwide ▼	2,324	19

		1,039

Consumer Staples – 6.1%
Alberto-Culver ▼	636	16
Altria Group	3,031	58
Archer-Daniels-Midland ▼	2,295	48
Brown-Forman, Class B	765	35
Bunge Limited ▼	158	6
Coca-Cola	1,511	67
ConAgra Foods ▼	966	17
Corn Products International	623	15
CVS Caremark	605	18
Dr. Pepper Snapple Group ▼ ●	509	12
Hormel Foods	1,501	42
Kimberly-Clark	304	19
Kraft Foods, Class A	2,290	67
Kroger ▼	534	15
Lorillard	439	29
McCormick ▼	310	10
Molson Coors Brewing, Class B	361	13
NBTY ●	385	9
Pepsi Bottling Group	586	13
PepsiAmericas	1,940	37
Procter & Gamble	5,120	330
Safeway ▼	1,250	27
Sara Lee	1,034	12
Sysco	2,094	55
Tyson Foods, Class A	156	1
Walgreen ▼	1,701	43
Whole Foods Market ▼	1,283	14

		1,028

Energy – 14.8%
Apache ▼	728	60
Atwood Oceanics ●	54	1
Baker Hughes	765	27
BJ Services	2,734	35
Chevron	7,715	575
CNX Gas ●	633	16
ConocoPhillips ▼	5,387	280
Devon Energy	283	23
Exxon Mobil	14,902	1,104
Frontier Oil	1,596	21
Global Industries ▼ ●	1,654	4
Helix Energy Solutions Group ▼ ●	20	—
Holly	604	12
Marathon Oil	3,232	94
Murphy Oil ▼	513	26
Noble	664	21
Occidental Petroleum	300	17
Oceaneering International ▼ ●	16	—
Oil States International ●	330	8
Patterson-UTI Energy ▼	1,352	18
Rowan ▼	256	5
Spectra Energy ▼	2,104	41
Sunoco ▼	974	30
Tesoro ▼	478	5
Tidewater ▼	186	8
Unit ▼ ●	293	11
Valero Energy	2,459	51

		2,493

Financials – 18.4%
Allied World Assurance Company Holdings	1,093	35
Allstate	1,317	35
American Financial Group	370	8
American International Group ▼	15,362	29
American National Insurance	559	38
Ameriprise Financial	2,051	44
Associated Banc ▼	2,715	60
BancorpSouth	326	8
Bank of America	12,431	301
Bank of Hawaii ▼	917	47
Bank of New York Mellon	4,282	140
BB&T ▼	258	9

First American Funds 2008 Annual Report   19

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Quantitative Large Cap Value Fund (continued)
DESCRIPTION	SHARES	VALUE

BOK Financial	893	$43
Chubb	529	27
Cincinnati Financial ▼	2,062	54
Citigroup	9,683	132
City National ▼	768	41
CME Group ▼	42	12
Commerce Bancshares	1,173	56
Discover Financial Services	1,217	15
Erie Indemnity, Class A	2,054	76
Federated Investors, Class B ▼	340	8
Fifth Third Bancorp ▼	3,327	36
First Citizens Bancshares, Class A	68	10
Franklin Resources	568	39
Fulton Financial	624	7
Genworth Financial, Class A	4,830	23
Goldman Sachs Group ▼	464	43
Hartford Financial Services Group	3,120	32
HCC Insurance Holdings	1,085	24
Huntington Bancshares ▼	1,649	16
Invesco	1,139	17
iStar Financial – REIT ▼	11,251	12
JPMorgan Chase	8,610	355
KeyCorp ▼	850	10
Legg Mason ▼	234	5
Lincoln National ▼	1,521	26
Loew’s	1,569	52
Markel ●	60	21
Marshall & Ilsley ▼	124	2
MBIA ▼	189	2
Mercury General ▼	284	15
MF Global ●	2,783	11
National City	5,040	14
Nationwide Financial Services, Class A	4	—
Northern Trust	299	17
NYSE Euronext	736	22
Old Republic International ▼	1,956	18
Philadelphia Consolidated Holding ●	37	2
PNC Financial Services Group	481	32
Principal Financial Group	2,850	54
Progressive ▼	1,539	22
Protective Life	3,844	32
Prudential Financial ▼	1,196	36
Raymond James Financial ▼	395	9
Regions Financial ▼	3,573	40
RenaissanceRe Holdings	163	8
SEI Investments	1,251	22
StanCorp Financial Group	448	15
State Street	1,255	54
SunTrust Banks ▼	1,270	51
Synovus Financial ▼	2,256	23
T. Rowe Price Group ▼	187	7
TD Ameritrade ●	1,197	16
Torchmark ▼	465	20
Transatlantic Holdings	2,004	86
Travelers	1,768	75
Unitrin	199	4
W.R. Berkley	957	25
Wachovia ▼	9,504	61
Wells Fargo ▼	6,995	238
Whitney Holding ▼	1,917	37
Wilmington Trust ▼	1,189	34
XL Capital, Class A ▼	2,607	25
Zions Bancorporation ▼	303	12

		3,087

Healthcare – 13.1%
Aetna ▼	1,269	32
AmerisourceBergen	602	19
Amgen ▼ ●	2,811	168
Beckman Coulter	173	9
Becton, Dickinson & Company	889	62
Bristol-Myers Squibb	1,578	32
C.R. Bard	145	13
Cardinal Health	638	24
Cerner ▼ ●	166	6
CIGNA	1,608	26
Coventry Health Care ●	568	8
DENTSPLY International ▼	476	15
Eli Lilly ▼	4,488	152
Endo Pharmaceuticals Holdings ▼ ●	1,645	30
Forest Laboratories ●	1,988	46
Gen-Probe ▼ ●	281	13
Health Net ●	682	9
Henry Schein ▼ ●	449	21
Humana ●	222	7
IDEXX Laboratories ▼ ●	180	6
Johnson & Johnson	7,134	438
Kinetic Concepts ▼ ●	889	22
King Pharmaceuticals ●	599	5
Medtronic	428	17
Merck	6,695	207
Patterson Companies ▼ ●	472	12
PerkinElmer	662	12
Pfizer	25,314	448
Stryker	567	30
UnitedHealth Group ▼	3,328	79
Varian Medical Systems ▼ ●	76	3
WellPoint ●	1,762	69
Wyeth	4,082	131
Zimmer Holdings ▼ ●	727	34

		2,205

Industrials – 9.5%
3M ▼	1,019	66
Avery Dennison ▼	85	3
BE Aerospace ●	1,656	21
Boeing ▼	891	47
Brinks	21	1
Career Education ●	1,017	16
Carlisle Companies	731	17
Cintas	1,902	45
Cooper Industries, Class A	478	15
Copart ▼ ●	507	18
Corporate Executive Board	1,158	35
Dover	380	12
Eaton	607	27
Emerson Electric	179	6
FedEx	335	22
General Dynamics	1,459	88
General Electric	26,977	526
Goodrich	313	12
Harsco	821	19
Hubbell, Class B ▼	1,979	71
Illinois Tool Works ▼	3,157	105
Ingersoll-Rand, Class A ▼	1,391	26
ITT Educational Services ●	21	2
ITT ▼	35	2
Kennametal	867	18
Lincoln Electric Holdings ▼	358	15
Manitowoc ▼	770	8
Manpower ▼	759	24

The accompanying notes are an integral part of the financial statements.

20   First American Funds 2008 Annual Report

Quantitative Large Cap Value Fund (continued)
DESCRIPTION	SHARES	VALUE

Monster Worldwide ▼ ●	1,377	$20
Northrop Grumman	825	39
Parker Hannifin	409	16
Precision Castparts	270	17
Raytheon	279	14
Republic Services	437	10
Robert Half International ▼	759	14
Rockwell Automation ▼	710	20
Rockwell Collins ▼	1,945	72
Spirit AeroSystems Holdings, Class A ●	897	14
Terex ▼ ●	278	5
Thomas & Betts ●	100	2
Timken ▼	977	16
United Technologies ▼	1,425	78

		1,604

Information Technology – 4.5%
Amdocs ●	1,033	23
Arrow Electronics ●	765	13
Autodesk ▼ ●	397	9
Automatic Data Processing	3,325	116
Avnet ●	457	8
AVX	1,457	13
BMC Software ●	130	3
Cadence Design Systems ●	2,660	11
Citrix Systems ▼ ●	656	17
Cognizant Technology Solutions, Class A ●	689	13
Computer Sciences ●	1,887	57
Compuware ●	1,291	8
Convergys ●	2,003	15
Dell ●	1,527	19
DST Systems ▼ ●	104	4
eBay ●	1,207	18
EMC ●	2,832	33
Fairchild Semiconductor International ●	171	1
Genpact Limited ●	995	8
Ingram Micro, Class A ●	396	5
Intel ▼	3,184	51
Intersil, Class A	851	12
Jabil Circuit	585	5
Lender Processing Services	495	11
Lexmark International, Class A ▼ ●	15	—
Microsoft	1,595	36
Molex	2,028	29
Motorola	7,561	41
National Instruments ▼	391	10
Oracle ●	276	5
Paychex ▼	1,037	30
Seagate Technology	487	3
Sun Microsystems ●	118	1
Synopsys ●	2,154	39
Tellabs ●	1,734	7
Teradata ●	1,008	16
Texas Instruments	980	19
Total System Services	1,906	26
Tyco Electronics ▼	173	3
Xerox ▼	570	5
Yahoo! ▼ ●	199	3
Zebra Technologies, Class A ●	426	9

		755

Materials – 3.1%
Air Products and Chemicals ▼	245	14
Albemarle	345	8
Alcoa ▼	461	5
Allegheny Technologies ▼	710	19
AptarGroup	145	4
Ashland ▼	1,052	24
Bemis ▼	188	5
Cabot Microelectronics ▼	247	7
Carpenter Technology ▼	1,317	24
Celanese, Series A ▼	5	—
Commercial Metals	1,744	19
Cytec Industries ▼	844	24
Dow Chemical ▼	3,313	88
E.I. Du Pont de Nemours ▼	3,148	101
Freeport-McMoRan Copper & Gold ▼	773	22
Intrepid Potash ▼ ●	359	8
Lubrizol ▼	286	11
Nucor	1,163	47
Pactiv ●	59	1
PPG Industries ▼	800	40
Reliance Steel & Aluminum ▼	453	11
RPM International ▼	140	2
Schnitzer Steel Industries, Class A ▼	288	8
Sonoco Products	180	4
Southern Copper	394	6
Steel Dynamics ▼	230	3
Titanium Metals ▼	111	1
Valspar ▼	914	19

		525

Telecommunication Services – 5.1%
AT&T	18,219	488
CenturyTel	261	7
NeuStar, Class A ▼ ●	415	8
Telephone & Data Systems	200	5
U.S. Cellular ●	1,185	45
Verizon Communications	9,924	295

		848

Utilities – 6.4%
AGL Resources ▼	3,564	108
Alliant Energy	2,972	87
American Electric Power	73	2
Aqua America ▼	3,209	58
Atmos Energy	945	23
Consolidated Edison	341	15
Constellation Energy Group	618	15
Dominion Resources ▼	1,031	37
DTE Energy	101	4
Duke Energy	2,134	35
Energen	1,086	37
Equitable Resources ▼	739	26
FPL Group	1,298	61
Integrys Energy Group	559	27
National Fuel Gas ▼	1,653	60
NiSource	2,295	30
NSTAR	524	17
OGE Energy	1,269	35
Pepco Holdings	198	4
PG&E	709	26
Questar	2,291	79
SCANA	680	22
Sempra Energy	1,978	84
Southern Union	669	12
Southern ▼	936	32
UGI	2,822	67

First American Funds 2008 Annual Report   21

Schedule of Investments  October 31, 2008, all dollars are rounded to thousands (000)

Quantitative Large Cap Value Fund (concluded)
DESCRIPTION	SHARES/PAR	VALUE

Vectren	1,880	$47
Xcel Energy	1,210	21

		1,071

Total Common Stocks
(Cost $17,178)		14,655

Short-Term Investments – 12.3%
Money Market Fund – 10.9%
First American Prime Obligations Fund, Class Z Å	1,836,074	1,836

U.S. Treasury Obligation – 1.4%
U.S. Treasury Bill
1.248%, 12/18/2008 ☐	$240	240

Total Short-Term Investments
(Cost $2,076)		2,076

Investment Purchased with Proceeds from Securities Lending – 25.1%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $4,208)	4,208,380	4,208

Total Investments – 124.6%
(Cost $23,462)		20,939

Other Assets and Liabilities, Net – (24.6)%		(4,140)

Total Net Assets – 100.0%		$16,799

▼	This security or a portion of this security is out on loan at October 31, 2008. Total loaned securities had a value of $4,137 at October 31, 2008. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2008. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P 500 E-Mini Futures	27	$1,306	December 2008	$28

The accompanying notes are an integral part of the financial statements.

22   First American Funds 2008 Annual Report

Statements ofAssets and Liabilities	October 31, 2008, all dollars and shares are rounded to thousands (000), except per share data

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

Unaffiliated investments, at cost	$102,604	$24,323	$17,418
Affiliated money market fund, at cost	8,266	163	1,836
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	19,563	5,705	4,208

ASSETS:
Unaffiliated investments, at value* (note 2)	$81,017	$19,829	$14,895
Affiliated money market fund, at value (note 2)	8,266	163	1,836
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	19,563	5,705	4,208
Receivable for dividends and interest	122	17	25
Receivable for variation margin	29	—	8
Receivable from advisor (note 3)	—	20	20
Prepaid expenses and other assets	47	47	47

Total assets	109,044	25,781	21,039

LIABILITIES:
Payable upon return of securities loaned (note 2)	19,563	5,705	4,208
Payable for capital shares redeemed	25	—	—
Payable to affiliates (note 3)	32	19	19
Accrued expenses and other liabilities	23	11	13

Total liabilities	19,643	5,735	4,240

Net assets	$89,401	$20,046	$16,799

COMPOSITION OF NET ASSETS:
Portfolio capital	$119,736	$25,063	$20,131
Undistributed net investment income	539	60	82
Accumulated net realized loss on investments (note 2)	(9,411)	(583)	(919)
Net unrealized appreciation or depreciation of:
Investments	(21,587)	(4,494)	(2,523)
Futures contracts	124	—	28

Net assets	$89,401	$20,046	$16,799

* Including securities loaned, at value	$19,282	$5,622	$4,137

Class A:
Net assets	$118	$56	$14
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	7	3	1
Net asset value, and redemption price per share	$16.56	$17.75	$16.84
Maximum offering price per share[1]	$17.52	$18.78	$17.82
Class C:
Net assets	$10	$12	$3
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1	1	—	**
Net asset value, offering price, and redemption price per share[2]	$16.51	$17.69	$16.80
Class R:
Net assets	$3	$4	$3
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	— **	— **	—	**
Net asset value, offering price, and redemption price per share	$16.55	$17.73	$16.83
Class Y:
Net assets	$89,270	$19,974	$16,779
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	5,387	1,124	996
Net asset value, offering price, and redemption price per share	$16.57	$17.76	$16.85

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

**	Due to the presentation of the Financial Statements in thousands, the number rounds to zero.

First American Funds 2008 Annual Report   23

Statements ofOperations	For the year ended October 31, 2008, all dollars are rounded to thousands (000)

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

INVESTMENT INCOME:
Dividends from unaffiliated investments	$1,539	$169	$226
Dividends from affiliated money market fund	124	23	17
Interest from unaffiliated investments	12	1	2
Securities lending income	65	9	7

Total investment income	1,740	202	252

EXPENSES (note 3):
Investment advisory fees	215	36	26
Administration fees	170	40	32
Transfer agent fees	105	105	105
Custodian fees	4	1	—
Legal fees	15	15	15
Audit fees	31	32	31
Registration fees	41	41	41
Postage and printing fees	41	8	8
Directors’ fees	24	24	24
Other expenses	19	19	19
Distribution and shareholder servicing fees:
Class A	—	—	—
Class C	—	—	—
Class R	—	—	—

Total expenses	665	321	301

Less: Fee waivers (note 3)	(347)	(267)	(263)

Total net expenses	318	54	38

Investment income – net	1,422	148	214

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Investments	(7,587)	(746)	(1,073)
Futures contracts	(1,790)	167	184
Net change in unrealized appreciation or depreciation of:
Investments	(24,537)	(5,124)	(2,879)
Futures contracts	116	(1)	15

Net loss on investments and futures contracts	(33,798)	(5,704)	(3,753)

Net decrease in net assets resulting from operations	$(32,376)	$(5,556)	$(3,539)

The accompanying notes are an integral part of the financial statements.

24   First American Funds 2008 Annual Report

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

	Quantitative		Quantitative		Quantitative
	Large Cap		Large Cap		Large Cap
	Core Fund		Growth Fund		Value Fund

	Year	7/31/07[1]	Year	7/31/07[1]	Year	7/31/07[1]
	Ended	to	Ended	to	Ended	to
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

OPERATIONS:
Investment income – net	$1,422	$204	$148	$20	$214	$42
Net realized gain (loss) on:
Investments	(7,587)	335	(746)	74	(1,073)	48
Futures contracts	(1,790)	83	167	—	184	(1)
Net change in unrealized appreciation or depreciation of:
Investments	(24,537)	2,950	(5,124)	630	(2,879)	356
Futures contracts	116	8	(1)	1	15	13

Net increase (decrease) in net assets resulting from operations	(32,376)	3,580	(5,556)	725	(3,539)	458

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2)	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Y	(941)	(144)	(94)	(14)	(149)	(25)
Net realized gain on investments:
Class A	(1)	—	(1)	—	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Y	(451)	—	(77)	—	(77)	—

Total distributions	(1,395)	(144)	(172)	(14)	(226)	(25)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	109	129	51	69	7	30
Reinvestment of distributions	3	—	1	—	1	—
Payments for redemptions	(72)	—	(39)	—	(16)	—

Increase (decrease) in net assets from Class A transactions	40	129	13	69	(8)	30

Class C:
Proceeds from sales	—	15	—	17	—	5
Reinvestment of distributions	—	—	—	—	—	—
Payments for redemptions (note 3)	—	—	—	—	—	—

Increase in net assets from Class C transactions	—	15	—	17	—	5

Class R:
Proceeds from sales	—	5	—	5	—	5
Reinvestment of distributions	—	—	—	—	—	—
Payments for redemptions	—	—	—	—	—	—

Increase in net assets from Class R transactions	—	5	—	5	—	5

Class Y:
Proceeds from sales	84,298	47,241	18,446	7,004	12,884	7,000
Reinvestment of distributions	1,108	133	147	14	206	25
Payments for redemptions	(11,171)	(2,062)	(652)	—	(16)	—

Increase in net assets from Class Y transactions	74,235	45,312	17,941	7,018	13,074	7,025

Increase in net assets from capital share transactions	74,275	45,461	17,954	7,109	13,066	7,065

Total increase in net assets	40,504	48,897	12,226	7,820	9,301	7,498
Net assets at beginning of period	48,897	—	7,820	—	7,498	—

Net assets at end of period	$89,401	$48,897	$20,046	$7,820	$16,799	$7,498

Undistributed net investment income at end of period	$539	$60	$60	$6	$82	$17

[1]	Commencement of operations.

First American Funds 2008 Annual Report   25

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset	Net	Unrealized		Distributions
	Value	Investment	Gains	Total from	from Net	Distributions
	Beginning	Income	(Losses) on	Investment	Investment	from Net Realized	Total
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions

Quantitative Large Cap Core Fund[1]
Class A
2008[2]	$26.90	$0.40	$(10.21)	$(9.81)	$(0.29)	$(0.24)	$(0.53)
2007[3]	25.00	0.06	1.91	1.97	(0.07)	—	(0.07)
Class C
2008[2]	$26.88	$0.23	$(10.20)	$(9.97)	$(0.16)	$(0.24)	$(0.40)
2007[3]	25.00	0.02	1.90	1.92	(0.04)	—	(0.04)
Class R
2008[2]	$26.89	$0.34	$(10.20)	$(9.86)	$(0.24)	$(0.24)	$(0.48)
2007[3]	25.00	0.08	1.87	1.95	(0.06)	—	(0.06)
Class Y
2008[2]	$26.90	$0.44	$(10.20)	$(9.76)	$(0.33)	$(0.24)	$(0.57)
2007[3]	25.00	0.11	1.87	1.98	(0.08)	—	(0.08)

Quantitative Large Cap Growth Fund[1]
Class A
2008[2]	$27.51	$0.24	$(9.58)	$(9.34)	$(0.16)	$(0.26)	$(0.42)
2007[3]	25.00	0.02	2.53	2.55	(0.04)	—	(0.04)
Class C
2008[2]	$27.47	$0.05	$(9.55)	$(9.50)	$(0.02)	$(0.26)	$(0.28)
2007[3]	25.00	(0.03)	2.53	2.50	(0.03)	—	(0.03)
Class R
2008[2]	$27.51	$0.17	$(9.58)	$(9.41)	$(0.11)	$(0.26)	$(0.37)
2007[3]	25.00	0.04	2.50	2.54	(0.03)	—	(0.03)
Class Y
2008[2]	$27.52	$0.28	$(9.57)	$(9.29)	$(0.21)	$(0.26)	$(0.47)
2007[3]	25.00	0.07	2.50	2.57	(0.05)	—	(0.05)

Quantitative Large Cap Value Fund[1]
Class A
2008[2]	$26.53	$0.52	$(9.56)	$(9.04)	$(0.40)	$(0.25)	$(0.65)
2007[3]	25.00	0.10	1.51	1.61	(0.08)	—	(0.08)
Class C
2008[2]	$26.51	$0.35	$(9.55)	$(9.20)	$(0.26)	$(0.25)	$(0.51)
2007[3]	25.00	0.08	1.48	1.56	(0.05)	—	(0.05)
Class R
2008[2]	$26.53	$0.46	$(9.56)	$(9.10)	$(0.35)	$(0.25)	$(0.60)
2007[3]	25.00	0.11	1.49	1.60	(0.07)	—	(0.07)
Class Y
2008[2]	$26.54	$0.55	$(9.54)	$(8.99)	$(0.45)	$(0.25)	$(0.70)
2007[3]	25.00	0.15	1.48	1.63	(0.09)	—	(0.09)

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Commenced operations on July 31, 2007. All ratios for the period July 31, 2007 to October 31, 2007 have been annualized, except total return and portfolio turnover.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

26   First American Funds 2008 Annual Report

					Ratio of	Ratio of Net
				Ratio of Net	Expenses	Investment
Net Asset			Ratio of	Investment	to Average	Income (Loss)
Value		Net Assets	Expenses to	Income (Loss)	Net Assets	to Average	Portfolio
End of	Total	End of	Average	to Average	(Excluding	Net Assets	Turnover
Period	Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

$16.56	(37.08)%	$118	0.70%	1.77%	1.18%	1.29%	153%
26.90	7.89	131	0.70	0.91	1.40	0.21	55

$16.51	(37.58)%	$10	1.45%	0.99%	1.93%	0.51%	153%
26.88	7.69	15	1.45	0.23	2.15	(0.47)	55

$16.55	(37.22)%	$3	0.92%	1.51%	1.40%	1.03%	153%
26.89	7.81	6	0.95	1.20	1.65	0.50	55

$16.57	(36.93)%	$89,270	0.45%	1.99%	0.93%	1.51%	153%
26.90	7.93	48,745	0.45	1.73	1.15	1.03	55

$17.75	(34.41)%	$56	0.69%	0.99%	2.89%	(1.21)%	161%
27.51	10.22	71	0.70	0.23	4.70	(3.77)	58

$17.69	(34.91)%	$12	1.44%	0.23%	3.64%	(1.97)%	161%
27.47	10.01	18	1.45	(0.36)	5.45	(4.36)	58

$17.73	(34.61)%	$4	0.94%	0.73%	3.14%	(1.47)%	161%
27.51	10.17	6	0.95	0.54	4.95	(3.46)	58

$17.76	(34.27)%	$19,974	0.44%	1.23%	2.64%	(0.97)%	161%
27.52	10.29	7,725	0.45	1.07	4.45	(2.93)	58

$16.84	(34.79)%	$14	0.69%	2.26%	3.78%	(0.83)%	178%
26.53	6.46	31	0.70	1.57	4.73	(2.46)	65

$16.80	(35.25)%	$3	1.44%	1.52%	4.53%	(1.57)%	178%
26.51	6.25	5	1.45	1.18	5.48	(2.85)	65

$16.83	(34.94)%	$3	0.94%	2.02%	4.03%	(1.07)%	178%
26.53	6.41	5	0.95	1.68	4.98	(2.35)	65

$16.85	(34.63)%	$16,779	0.44%	2.51%	3.53%	(0.58)%	178%
26.54	6.52	7,457	0.45	2.28	4.48	(1.75)	65

First American Funds 2008 Annual Report   27

Notes to Financial Statements	October 31, 2008, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. The funds commenced operations July 31, 2007. As of October 31, 2008, FAIF offered 43 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. The Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are each diversified open-end management investment companies.

The funds offer Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; security’s previous price and/or trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular

28   First American Funds 2008 Annual Report

trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security’s fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of October 31, 2008, the Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund held no fair valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid annually by each of the funds. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax position should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit of expense in the current year. As of October 31, 2008, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal year ended October 31, 2008 and fiscal period ended October 31, 2007, were as follows:

	October 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Quantitative Large Cap Core Fund	$1,341	$54	$1,395
Quantitative Large Cap Growth Fund	171	1	172
Quantitative Large Cap Value Fund	219	7	226

October 31, 2007

Ordinary
Fund	Income

Quantitative Large Cap Core Fund	$144
Quantitative Large Cap Growth Fund	14
Quantitative Large Cap Value Fund	25

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax-basis were as follows:

		Accumulated
	Undistributed	Capital and		Total
	Ordinary	Post-October	Unrealized	Accumulated
Fund	Income	Losses	Depreciation	Deficit

Quantitative Large Cap Core Fund	$541	$(7,444)	$(23,430)	$(30,333)
Quantitative Large Cap Growth Fund	62	(313)	(4,764)	(5,015)
Quantitative Large Cap Value Fund	83	(351)	(3,062)	(3,330)

First American Funds 2008 Annual Report   29

Notes to Financial Statements   October 31, 2008, all dollars and shares are rounded to thousands (000)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

As of October 31, 2008, the funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

Fund	2016	Total

Quantitative Large Cap Core Fund	$7,444	$7,444
Quantitative Large Cap Growth Fund	313	313
Quantitative Large Cap Value Fund	351	351

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2008, Quantitative Large Cap Core Fund and Quantitative Large Cap Value Fund had outstanding futures contracts as disclosed in their Schedule of Investments.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2008, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund held no investments in illiquid securities.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. Effective January 23, 2007, collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. Securities lending fees paid to

30   First American Funds 2008 Annual Report

U.S. Bank by the funds for the fiscal year ended October 31, 2008, were as follows:

Fund	Amount

Quantitative Large Cap Core Fund	$26
Quantitative Large Cap Growth Fund	4
Quantitative Large Cap Value Fund	3

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses. The funds did not have any adjustments made for the fiscal year ended October 31, 2008.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2008.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund is 0.30%, 0.30%, and 0.30%, respectively. FAF Advisors has agreed to waive fees and reimburse other fund expenses through at least June 30, 2009, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	C	R	Y

Quantitative Large Cap Core Fund	0.70%	1.45%	0.95%	0.45%
Quantitative Large Cap Growth Fund	0.70	1.45	0.95	0.45
Quantitative Large Cap Value Fund	0.70	1.45	0.95	0.45

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement is included in “Fee Waivers” in the Statement of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any

First American Funds 2008 Annual Report   31

Notes to Financial Statements   October 31, 2008, all dollars and shares are rounded to thousands (000)

out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2008, custodian fees for Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund were not increased as a result of overdrafts and were not decreased by as a result of interest earned, respectively.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00% and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class C shares, and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2008:

Fund	Amount

Quantitative Large Cap Core Fund	$—
Quantitative Large Cap Growth Fund	—
Quantitative Large Cap Value Fund	—

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2008, legal fees and expenses of $16 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2008, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Quantitative Large Cap Core Fund	$2
Quantitative Large Cap Growth Fund	—
Quantitative Large Cap Value Fund	—

32   First American Funds 2008 Annual Report

4 >	Capital Share Transactions

FAIF has 366 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Quantitative		Quantitative		Quantitative
	Large Cap		Large Cap		Large Cap
	Core Fund		Growth Fund		Value Fund

	Year	7/31/07*	Year	7/31/07*	Year	7/31/07*
	Ended	to	Ended	to	Ended	to
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Class A:
Shares issued	5	5	2	2	—	1
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	(3)	—	(1)	—	—	—

Total Class A transactions	2	5	1	2	—	1

Class C:
Shares issued	—	1	—	1	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Total Class C transactions	—	1	—	1	—	—

Class R:
Shares issued	—	—	—	—	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Total Class R transactions	—	—	—	—	—	—

Class Y:
Shares issued	4,109	1,887	870	280	707	280
Shares issued in lieu of cash distributions	46	5	6	1	9	1
Shares redeemed	(580)	(80)	(33)	—	(1)	—

Total Class Y transactions	3,575	1,812	843	281	715	281

Net increase in capital shares	3,577	1,818	844	284	715	282

*	Commencement of operations

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2008, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Quantitative Large Cap Core Fund	$168,766	$104,476
Quantitative Large Cap Growth Fund	36,360	18,586
Quantitative Large Cap Value Fund	26,313	14,458

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at October 31, 2008, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Quantitative Large Cap Core Fund	$1,113	$(24,543)	$(23,430)	$132,276
Quantitative Large Cap Growth Fund	82	(4,846)	(4,764)	30,461
Quantitative Large Cap Value Fund	388	(3,450)	(3,062)	24,001

6 >	Sector Risks

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. As of October 31, 2008, Quantitative Large Cap Growth Fund had a significant portion of its assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the funds do not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about

First American Funds 2008 Annual Report   33

Notes to Financial Statements	October 31, 2008, all dollars and shares are rounded to thousands (000)

Derivative Instruments and Hedging Activities – an amendment of FABS Statement No. 133” (“FAS 161”). FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why the fund uses derivative instruments, (b) how derivative instruments are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments affect the fund’s financial position and financial performance. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The funds do not expect FAS 161 to have a material impact on their financial statements; however, additional disclosures will be required.

34   First American Funds 2008 Annual Report

Notice toShareholders	October 31, 2008 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2009 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2008, each fund has designated long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis) [1]	(Tax Basis) [1]	(Tax Basis)

Quantitative Large Cap Core Fund	4%	96%	100%
Quantitative Large Cap Growth Fund	1	99	100
Quantitative Large Cap Value Fund	3	97	100

[1]	Based on a percentage of the fund’s total distributions.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Quantitative Large Cap Core Fund	77.75%
Quantitative Large Cap Growth Fund	61.94
Quantitative Large Cap Value Fund	98.84

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2008 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Quantitative Large Cap Core Fund	78.30%
Quantitative Large Cap Growth Fund	62.67
Quantitative Large Cap Value Fund	74.72

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund was as follows:

Fund

Quantitative Large Cap Core Fund	1.81%
Quantitative Large Cap Growth Fund	1.68
Quantitative Large Cap Value Fund	1.29

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund was as follows:

Fund

Quantitative Large Cap Core Fund	29.68%
Quantitative Large Cap Growth Fund	45.20
Quantitative Large Cap Value Fund	31.83

First American Funds 2008 Annual Report   35

Notice toShareholders  October 31, 2008 (unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal period with the U.S. Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2008, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 17-19, 2008, the Board concluded its consideration of and approved the Agreement through June 30, 2009.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. For each Fund, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

36   First American Funds 2008 Annual Report

Investment Performance of the Funds

The Board considered the performance of each Fund, including how each Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods considered by the Board ended on January 31, 2008.

The Board also considered that, in reviewing the comparative performance of the Funds, the different expense levels of a Fund’s share classes can result in different net performance results for each of those classes. Thus, while the Board considered the performance of all classes, it focused on Class Y shares, which, because they have the lowest total expense ratios, offered the most meaningful data on performance. For this reason, the discussion below relates to the performance of the Class Y shares.

The Board considered that each Fund started operations on July 31, 2007 and that the Funds have a short operating history. The Board noted that each Fund outperformed both its performance universe and its median for the period since inception. In light of each Fund’s short operating history and its competitive performance the Board concluded that it would be in the interest of each Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

The Board considered that the Funds’ advisory fee and total expense ratio are lower than the peer group median. The Board concluded that the Funds’ advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered FAF Advisors’ assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

First American Funds 2008 Annual Report   37

Notice toShareholders  October 31, 2008 (unaudited)

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the interest of each Fund and its shareholders.

38   First American Funds 2008 Annual Report

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company since August 2004; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in June 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM LLC, a strategic demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FASF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, Saint Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

First American Funds 2008 Annual Report   39

Notice toShareholders	October 31, 2008 (unaudited)

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

40   First American Funds 2008 Annual Report

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President & Vice President – Investments	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Mark D. Corns FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1963)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2008	Director of Compliance, FAF Advisors, Inc., since June 2006; Compliance Manager, FAF Advisors, Inc. from January 2005 to June 2006; prior thereto, Compliance Manager, OppenheimerFunds, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FASF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney, LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Corns, and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.

First American Funds 2008 Annual Report   41

Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2008. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

ADMINISTRATOR
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402

COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0182-08  12/2008  AR-QUANT

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $1,038,747 in the fiscal period ended October 31, 2008 and $938,498 in the fiscal year ended October 31, 2007, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $3,647 in the fiscal period ended October 31, 2008 and $4,117 in the fiscal year ended October 31, 2007, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $209,423 in the fiscal period ended October 31, 2008 and $159,670 in the fiscal year ended October 31, 2007, for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal years ended October 31, 2008 and October 31, 2007.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
Policy for Audit and Non-Audit Services Provided to the Funds
On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.
The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, LLC, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.
(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $363,233 in the fiscal period October 31, 2008 and $163,787 in the fiscal year ended October 31, 2007.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr. Thomas S. Schreier, Jr.
President

Date: January 6, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr. Thomas S. Schreier, Jr.
President

Date: January 6, 2009

By:	/s/ Charles D. Gariboldi, Jr. Charles D. Gariboldi, Jr.
Treasurer

Date: January 6, 2009